As Filed with the Securities and Exchange Commission on May 1, 2012

Registration Nos.: 333-176926; 811-05817

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

PRE-EFFECTIVE AMENDMENT NO.          (  )

POST-EFFECTIVE AMENDMENT NO.        (2)

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT

COMPANY ACT OF 1940

                                 Amendment No.                 (35)

(Check appropriate box or boxes)

VARIABLE ANNUITY-2 SERIES ACCOUNT

(Exact name of Registrant)

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

(Name of Depositor)

8515 East Orchard Road

Greenwood Village, Colorado 80111

(Address of Depositor’s Principal Executive Offices) (Zip Code)

Depositor’s Telephone Number, including Area Code:

(800) 537-2033

Mitchell T.G. Graye

President and Chief Executive Officer

Great-West Life & Annuity Insurance Company

8515 East Orchard Road

Greenwood Village, Colorado 80111

(Name and Address of Agent for Service)

Copy to:

Ann B. Furman, Esq.

Jorden Burt LLP

1025 Thomas Jefferson Street, N.W., Suite 400 East

Washington, D.C. 20007-5208

Approximate Date of Proposed Public Offering:  Continuous.

It is proposed that this filing will become effective (check appropriate box)

X immediately upon filing pursuant to paragraph (b) of Rule 485

— on (date) pursuant to paragraph (b) of Rule 485

— 60 days after filing pursuant to paragraph (a)(1) of Rule 485

— on (date) pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

— this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of securities being registered: Individual Flexible Premium Variable Annuity Contract.

GREAT-WEST SMART TRACKSM VARIABLE ANNUITY

An individual flexible premium variable annuity

Issued by

Great-West Life & Annuity Insurance Company

This Prospectus describes the Great-West Smart TrackSM variable annuity (the “Contract”) — an individual flexible premium variable annuity contract that allows you to accumulate assets on a tax-deferred basis for retirement or other long-term purposes. Great-West Life & Annuity Insurance Company (“we,” “us,” or “Great-West”) issues the Contract to eligible persons in all jurisdictions except New York.

When you contribute money to the Great-West Smart TrackSM variable annuity, you decide how to allocate your money among the various investment options available through Variable Annuity-2 Series Account (“Series Account”). The Series Account consists of two segments: the Investment Segment (relating to the base Contract) and the Income Segment (relating to an optional Guaranteed Lifetime Withdrawal Benefit Rider). We hold the assets for each investment option in a corresponding Sub-Account of the Series Account. Each Sub-Account, in turn, invests in a Portfolio under the Investment Segment or a Covered Fund under the Income Segment.

Investment Segment Portfolios:

Alger Small Cap Growth Portfolio – Class I-2

American Century Investments VP Inflation Protection Fund – Class II

American Century Investments VP Mid Cap Value Fund – Class II

Columbia Variable Portfolio Small Cap Value Fund – Class 2

Delaware VIP Emerging Markets Series – Service Class

Delaware VIP REIT Series – Service Class

Delaware VIP Small Cap Value Series – Service Class

Dreyfus Investment Portfolios Technology Growth Portfolio – Service Shares

Dreyfus Variable Investment Fund Appreciation Portfolio – Service Shares

Dreyfus Variable Investment Fund International Value Portfolio – Service Shares

DWS Capital Growth VIP – Class B

DWS Global Small Cap Growth VIP – Class B

DWS Dreman Small Mid Cap Value VIP – Class B

DWS Large Cap Value VIP – Class B

Invesco Van Kampen V.I. Growth and Income Fund – Series II

Invesco V.I. Core Equity Fund – Series II

Invesco V.I. Global Real Estate Fund – Series II

Invesco V.I. International Growth Fund – Series II

Invesco V.I. Small Cap Equity Fund – Series II

The date of this Prospectus is May 1, 2012.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Janus Aspen Series Balanced Portfolio – Service Shares

Janus Aspen Series Flexible Bond Portfolio – Service Shares

Janus Aspen Series Overseas Portfolio – Service Shares

Janus Aspen Perkins Mid Cap Value Portfolio – Service Shares

Lazard Retirement US Small-Mid Cap Equity Portfolio – Service Shares

Maxim Ariel MidCap Value Portfolio – Initial Class

Maxim Bond Index Portfolio – Initial Class

Maxim Federated Bond Portfolio – Initial Class

Maxim International Index Portfolio – Initial Class

Maxim Invesco ADR Portfolio – Initial Class

Maxim Loomis Sayles Bond Portfolio – Initial Class

Maxim Loomis Sayles Small-Cap Value Portfolio – Initial Class

Maxim MFS International Growth Portfolio – Initial Class

Maxim Money Market Portfolio

Maxim Putnam High Yield Bond Portfolio – Initial Class

Maxim S&P 500® Index Portfolio – Initial Class

Maxim S&P Midcap 400® Index Portfolio – Initial Class

Maxim S&P SmallCap 600® Index Portfolio – Initial Class

Maxim Short Duration Bond Portfolio – Initial Class

Maxim Stock Index Portfolio – Initial Class

Maxim Templeton Global Bond Portfolio – Initial Class

Maxim T. Rowe Price MidCap Growth Portfolio – Initial Class

Maxim U.S. Government Mortgage Securities Portfolio – Initial Class

Maxim Aggressive Profile I Portfolio – Initial Class

Maxim Moderately Aggressive Profile I Portfolio – Initial Class

Maxim Moderate Profile I Portfolio – Initial Class

Maxim Moderately Conservative Profile I Portfolio – Initial Class

Maxim Conservative Profile I Portfolio – Initial Class

Maxim Lifetime 2015 Portfolio II – Class T

Maxim Lifetime 2025 Portfolio II – Class T

Maxim Lifetime 2035 Portfolio II – Class T

Maxim Lifetime 2045 Portfolio II – Class T

Maxim Lifetime 2055 Portfolio II – Class T

Neuberger Berman AMT Socially Responsive Portfolio – S Class

PIMCO VIT CommodityRealReturn® Strategy Portfolio – Advisor Class

PIMCO VIT Low Duration Portfolio – Advisor Class

PIMCO VIT Real Return Portfolio – Advisor Class

PIMCO VIT Total Return Portfolio – Advisor Class

Putnam VT American Government Income Fund – Class IB

Putnam VT Capital Opportunities Fund – Class IB

Putnam VT International Growth Fund – Class IB

Putnam VT Voyager Fund – Class IB

T. Rowe Price Health Sciences Portfolio – Class II

The Universal Institutional Funds, Inc. Mid Cap Growth Portfolio – Class II

Van Eck VIP Global Hard Assets Fund – Class S

This Prospectus does not constitute an offering in any jurisdiction in which such offering may not be lawfully made. No dealer, salesperson or other person is authorized to give any information or make any representations in connection with the Contracts other than those contained in this Prospectus, and, if given or made, such other information or representations must not be relied on.

This Contract is not available in all states.

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Income Segment Covered Fund(s) (for Contracts with the Guaranteed Lifetime Withdrawal Benefit Rider):

Maxim SecureFoundation® Balanced Portfolio – Class L

This Prospectus provides important information about the Series Account and investment options that you should know before purchasing the Great-West Smart TrackSM variable annuity, including a description of the material rights and obligations under the Contract. Your Contract, riders and any amendments and endorsements are the formal contractual agreement between you and us. It is important that you read the Contract, riders, amendments and endorsements, which reflect the agreement between you and Great-West. Please read this Prospectus carefully and keep it on file for future reference. You can find more detailed information pertaining to the Series Account in the Statement of Additional Information (“SAI”) dated May 1, 2012 (as may be amended from time to time), which has been filed with the Securities and Exchange Commission (the “SEC”). The SAI is incorporated by reference into this Prospectus as a matter of law, which means it is legally a part of this Prospectus. The SAI’s table of contents may be found on the last page of this Prospectus. You may obtain a copy of the SAI without charge by contacting the Retirement Resource Operations Center at the address or phone number listed below. Or, you can obtain it by visiting the SEC’s website at http://www.sec.gov. This website also contains material incorporated by reference and other information about the Series Account that has been filed electronically with the SEC.

The Contract is not a deposit or obligation of, or insured, guaranteed or endorsed by, any bank, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. The Contract involves certain investment risks, including possible loss of principal.

For account information, please contact:

Retirement Resource Operations Center

P.O. Box 173920

Denver, CO 80217-3920

1-877-723-8723

This Prospectus does not constitute an offering in any jurisdiction in which such offering may not be lawfully made. No dealer, salesperson or other person is authorized to give any information or make any representations in connection with the Contract other than those contained in this Prospectus, and, if given or made, such other information or representations must not be relied on.

This Contract is not available in all states.

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Definitions

1035 Exchange – A provision of the Code that allows for the tax-free exchange of certain types of insurance contracts.

10 Year Treasury Yield (10YR) – The U.S. Treasury 10-Year Yield as of the end of the last Business Day of the previous week as reported by the United States Department of Treasury.

Accumulation Period – The time period between the Effective Date and the earlier of the Payout Election Date or the Annuity Commencement Date. During this period, you are contributing to the annuity.

Accumulation Unit – An accounting measure used to determine the Annuity Account Value before the date annuity payouts commence.

Alternate Payee – Any Spouse or former Spouse of an Owner who is recognized by a Decree as having a right to receive all or a portion of the benefit payable under the Contract with respect to such Owner.

Annuitant – The person named in the application upon whose life the payout of an annuity is based and who will receive annuity payouts. The Annuitant will be the Owner unless otherwise indicated in the application. If a Contingent Annuitant is named, the Annuitant will be considered the “Primary Annuitant.”

Annuity Account – An account established by us in your name that reflects all account activity under your Contract in both the Investment Segment and the Income Segment.

Great-West Smart TrackSM Variable Annuity Structure

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Your Total Annuity Account can be made up of both the Investment Segment and the Income Segment

Annuity Account Value – The sum of the value of each Sub-Account you have selected in both the Investment Segment and Income Segment. The Annuity Account Value is credited with a return based upon the investment experience of the Sub-Account(s) selected by you and will increase and decrease accordingly.

Annuity Commencement Date – The date annuity payouts begin, which is either the Payout Election Date or the Annuitant’s 91st birthday if no Payout Election Date has been established. The Annuity Commencement Date may be changed by the Owner prior to the Annuity Commencement Date or it may be changed by the Beneficiary upon death of an Owner only if the Beneficiary is the Owner’s surviving Spouse and elects to continue the Contract.

Annuity Payout Period – The period beginning on the Annuity Commencement Date and continuing until all annuity payouts have been made under the Contract. During this period, the Annuitant receives payouts from the annuity.

Annuity Unit – An accounting measure we use to determine the amount of any variable annuity payout after the first annuity payout is made.

Automatic Bank Draft Plan – A feature that allows you to make automatic periodic Contributions. Contributions will be withdrawn from an account you specify and automatically credited to your Annuity Account.

Beneficiary – The person(s) designated by the Owner to receive any Death Benefit under the terms of the Contract. If the surviving Spouse of an Owner is the surviving Joint Owner, the surviving Spouse will be deemed to be the Beneficiary upon such Owner’s death and may take the death benefit or elect to continue this Contract in force.

Benefit Base – For purposes of the GLWB Rider, the amount that is multiplied by the Guaranteed Annual Withdrawal Percentage to calculate the Guaranteed Annual Withdrawal. The Benefit Base increases dollar-for-dollar upon any GLWB Rider Contribution and is reduced proportionately for any Excess Withdrawal. The Benefit Base can also increase with positive Covered Fund performance on the Ratchet Date and may also be adjusted on the Ratchet Date. Each Covered Fund will have its own Benefit Base.

Business Day – Any day, and during the hours, on which the New York Stock Exchange is open for trading. In the event that a date falls on a non-Business Day, the following Business Day will be used unless otherwise stated in the Prospectus.

Code – The Internal Revenue Code of 1986, as amended, and all related laws and regulations which are currently in effect.

Contingent Annuitant – The person you may name in the application who becomes the Annuitant when the Primary Annuitant dies. The Contingent Annuitant must be designated before the death of the Primary Annuitant and before annuity payouts have begun.

Contingent Beneficiary – The person you may designate to become the Beneficiary when the primary Beneficiary dies.

Contributions – The amount of money you invest or deposit into your Annuity Account.

Covered Fund – Interests in Sub-Account(s) designated for the Income Segment.

•	Maxim SecureFoundation® Balanced Portfolio – Class L

•	Any other Portfolio approved by Great-West for the GLWB

Covered Fund Value – The aggregate value of each Covered Fund.

Covered Person(s) – For purposes of the GLWB Rider, the person(s) whose age determines the Guaranteed Annual Withdrawal Percentage and on whose life the Guaranteed Annual Withdrawal Amount will be based. If there are two Covered Persons, the Guaranteed Annual Withdrawal Percentage will be based on the age of the younger life and the Installments can continue until the death of the second life. If the Contract is owned by a natural person, the Owner of the Contract must be a Covered

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Person. If the Contract is owned by a Grantor Trust, the Grantor must be the sole Covered Person. A Joint Covered Person must be the Owner’s Spouse and (i) a Joint Owner; or (ii) the 100% primary beneficiary under the Contract.

Death Benefit – The amount payable to the Beneficiary when the Owner or the Annuitant dies.

Decree – A divorce or separation instrument, as defined in Section 71(b)(2) of the Code, that creates or recognizes the existence of an Alternate Payee’s right to, or assigns to an Alternate Payee the right to receive all or a portion of the benefits payable with respect to an Owner that is accepted and approved by Great-West, except as otherwise agreed.

Distributions – Amounts paid from a Covered Fund, including but not limited to partial and systematic withdrawals.

Effective Date – The date on which the first Contribution is credited to your Annuity Account.

Excess Withdrawal – An amount either distributed or transferred from the Covered Fund(s) during the GLWB Accumulation Phase or any amount combined with all other amounts that exceed the annual GAW during the GAW Phase that reduces your Benefit Base.

Guarantee Benefit Fee – The fee associated with the Income Segment and GLWB Rider.

Guaranteed Annual Withdrawal (GAW) – For purposes of the GLWB Rider, the annualized withdrawal amount that is guaranteed for the lifetime of the Covered Person(s).

Guaranteed Annual Withdrawal Percentage (GAW%) – The percentage of the Benefit Base that determines the amount of the GAW.

Guaranteed Annual Withdrawal (GAW) Phase – The period of time between the Initial Installment Date and the first day of the GLWB Settlement Phase. The GAW Phase begins when you elect to begin taking GAW payments.

Guaranteed Lifetime Withdrawal Benefit (GLWB) – A payment option offered by the GLWB Rider that pays Installments during the life of the Covered Person(s). The Covered Person(s) will receive periodic payments in either monthly, quarterly, semiannual, or annual Installments that in total over a 12-month period equal the GAW.

GLWB Accumulation Phase – The period of time between the GLWB Rider Election Date and the Initial Installment Date.

GLWB Rider – The Guaranteed Lifetime Withdrawal Benefit (GLWB) Rider issued to the Owner which specifies the benefits, rights, privileges, and obligations of the Owner and Great-West in the Income Segment.

GLWB Rider Contributions – Owner directed amounts received and allocated to the Owner’s Covered Fund(s) in the Income Segment, including but not limited to Transfers from other assets in the Contract. If this Contract is a Qualified Annuity Contract, GLWB Rider Contributions may also include rollovers as defined under Section 402(c), 403(b)(8), 408(d)(3) and 457(e)(16) of the Code. Reinvested dividends, capital gains, and settlements arising from the Covered Fund(s) will not be considered GLWB Rider Contributions for the purpose of calculating the Benefit Base but will affect the Covered Fund Value.

GLWB Rider Election Date – The Business Day on which the Owner or Beneficiary elects the GLWB option in the GLWB Rider by allocating Contributions to the Covered Fund(s).

GLWB Settlement Phase – The period when the Covered Fund Value has reduced to zero, but the Benefit Base is still positive during which Installments will continue to be paid.

Grantor – The natural person who is treated under Sections 671 through 679 of the Code as owning the assets of a Grantor Trust.

Grantor Trust – A trust, the assets of which are treated under Sections 671 through 679 of the Code as being owned by the grantor. A Grantor Trust may be an Owner only if it has one grantor who is a natural person. We do not permit the Contract to be owned by a Grantor Trust with multiple Grantors.

Income Segment – Assets allocated to the Sub-Account associated with the optional GLWB Rider attached to the Contract.

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Income Segment Account Value – The sum of the values of the Sub-Accounts in the Income Segment credited to the Owner under the Annuity Account.

Investment Segment – Assets allocated to the Sub-Accounts not associated with the optional GLWB Rider attached to the Contract.

Investment Segment Account Value – The sum of the values of the Sub-Accounts in the Investment Segment credited to the Owner under the Annuity Account. The Investment Segment Account Value is credited with a return based upon the investment experience of the Investment option(s) selected by the Owner and will increase or decrease accordingly.

Initial Installment Date – The date of the first Installment under the GLWB, which must be a Business Day.

Installments – Periodic payments of the GAW.

Interest Rate Reset – During the GAW Phase, an increase in the current GAW if the calculation results in a greater GAW than the current GAW on the Ratchet Date.

Joint Withdrawal Adjustment – The GAW% multiplied by 0.90, if there are two Covered Persons.

Non-Qualified Annuity Contract – An annuity Contract which is not intended to satisfy the requirements of Section 408(b) of the Code. This Contract may be issued as a Non-Qualified Annuity Contract.

Owner (Joint Owner) or You – The person(s) named in the application who is entitled to exercise all rights and privileges under the Contract, while the Annuitant is living. Joint Owners must be one another’s Spouse as of the Effective Date and must both be natural persons. The Annuitant will be the Owner unless otherwise indicated in the application. If the Contract is intended to be held as a Qualified Annuity Contract, the Owner must be the Annuitant and a Joint Owner is not permitted. The Owner must be either a natural person or a Grantor Trust. In the event that the Owner is a Grantor Trust, all references to the life, age or death of the Owner shall pertain to the life, age or death of the Grantor.

Qualified Annuity Contract – An annuity contract that is intended to qualify under Section 408(b) of the Code. This Contract may be issued as a Qualified Annuity Contract.

Payout Election Date – The date on which annuity payouts or periodic withdrawals begin from the Investment Segment. The Payout Election Date must occur before the Annuitant’s 91st birthday.

Portfolio – A registered management investment company, or portfolio thereof, in which the assets of the Series Account may be invested.

Premium Tax – A tax charged by a state or other governmental authority. Varying by state, the current range of Premium Taxes is 0% to 3.5% and may be deducted with respect to your Contributions, from amounts withdrawn, or from amounts applied on the Payout Election Date, or the Annuity Account Value when incurred by Great-West or at another time of Great-West’s choosing.

Ratchet – For purposes of the GLWB Rider, an increase in the Benefit Base if the Covered Fund Value exceeds the current Benefit Base on the Ratchet Date.

Ratchet Date – During the GLWB Accumulation Phase, the Ratchet Date is the anniversary of the Owner’s GLWB Rider Election Date and each anniversary thereafter. During the GAW Phase, the Ratchet Date is the Initial Installment Date and each anniversary thereafter. An Interest Rate Reset may also occur on the Ratchet Date during the GAW Phase. If any anniversary is a non-Business Day, the Ratchet Date shall be the preceding Business Day for that year.

Request – Any written, telephoned, electronic or computerized instruction in a form satisfactory to Great-West received by the Retirement Resource Operations Center from you, your designee (as specified in a form acceptable to Great-West) or the Beneficiary (as applicable) as required by any provision of the Contract. The Request is subject to any action taken or payment made by Great-West before it is processed.

Series Account – Variable Annuity-2 Series Account, the segregated asset account established by Great-West under Colorado law and registered as a unit investment trust under the Investment Company Act of 1940, as amended (the “1940 Act”). The Series Account is also referred to as the separate account.

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Spouse – A person legally married to another person under applicable federal law. The Federal Defense of Marriage Act does not recognize civil unions or same-sex marriages that may be allowed under state law.

Sub-Account – A division of the Series Account containing the shares of a Portfolio in the Investment Segment, the Income Segment, or both. There is a Sub-Account for each Portfolio. A Sub-Account may be also referred to as an “investment option” in the Prospectus, SAI, or Series Account financial statements.

Surrender Value – Your Annuity Account Value on the Transaction Date of the surrender, less Premium Tax, if any.

Transaction Date – The date on which any Contribution or Request from you will be processed. Contributions and Requests received after the close of regular trading on the New York Stock Exchange (generally 4:00 p.m. ET) will be deemed to have been received on the next Business Day. Requests will be processed and the Annuity Account Value will be determined on each day that the New York Stock Exchange is open for trading.

Transfer – Moving amounts from and among the Sub-Account(s).

Fee Tables

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract. The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender the Contract, or transfer cash value between investment options. State Premium Taxes may also be deducted.

Owner Transaction Expenses

Sales Load Imposed on Purchases	None
Deferred Sales Load	None
Surrender Fees	None
Transfer Charge	None

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The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Portfolio fees and expenses.

Annual Contract Fee	None

Series Account Annual Expenses (as a percentage of average account value)

Mortality and Expense Risk Charges (based on Death Benefit Option selected)
Option 1: Return of Annuity Account Value	0.25%
Option 2: Guaranteed Minimum Death Benefit	0.45%
Maximum Total Series Account Annual Expenses (with the most expensive Death Benefit Option and no optional GLWB Rider selected) as a percentage of average Account Value	0.45%
Optional GLWB Rider Fee Optional Guaranteed Lifetime Withdrawal Benefit Rider (with charges assessed quarterly, as a percentage of the current Covered Fund Value)
Guarantee Benefit Fee (maximum)	1.50%
Guarantee Benefit Fee (current)	1.00%
Maximum Total Series Account Annual Expenses (with the most expensive Death Benefit Option and optional GLWB Rider selected) as a percentage of average Account Value	1.95%
Current Total Series Account Annual Expenses (with the most expensive Death Benefit Option and optional GLWB Rider selected) as a percentage of average Account Value	1.45%

The next item shows the minimum and maximum total operating expenses charged by the Portfolios that you may pay periodically during the time that you own the Contract. More detail concerning each Portfolio’s fees and expenses is contained in the prospectus for each Portfolio.

Total Annual Portfolio Operating Expenses	Minimum	Maximum
(Expenses that are deducted from Portfolio assets, including management fees, distribution [and/or service] (12b-1) fees, and other expenses)[1]	0.46	1.69	[2]

THE ABOVE EXPENSES FOR THE PORTFOLIOS WERE PROVIDED BY THE PORTFOLIOS. WE HAVE NOT INDEPENDENTLY VERIFIED THE ACCURACY OF THE INFORMATION.

1 Eleven of the Portfolios (the Maxim Profile Portfolios and the Maxim Lifetime Asset Allocation Portfolios) and one Covered Fund (Maxim SecureFoundation Balanced Portfolio) are “funds of funds” that invest substantially all of their assets in shares of other Maxim Series Fund Portfolios, portfolios in the same group of investment companies as the Maxim Series Fund and portfolios of unaffiliated investment companies (the “Underlying Portfolios”). Because of this, the Maxim Profile Portfolios,, Maxim Lifetime Asset Allocation Portfolios, and Maxim SecureFoundation Balanced Portfolio also bear their pro rata share of the operating expenses of the Underlying Portfolios. The above minimum and maximum expenses include fees and expenses incurred indirectly by the Maxim Profile Portfolios, the Maxim Lifetime Asset Allocation Portfolios, and Maxim SecureFoundation Balanced Portfolio as a result of their investment in shares of one or more Underlying Portfolios.

2 The expenses shown are based, in part, on estimated amounts for the current fiscal year, and do not reflect any fee waiver or expense reimbursement. The advisers and/or other service providers of certain Portfolios have agreed to reduce their fees and/or reimburse the Portfolios’ expenses in order to keep the Portfolios’ expenses below specified limits. The expenses of certain Portfolios are reduced by contractual fee reduction and expense reimbursement arrangements. Other Portfolios have voluntary fee reduction and/or expense reimbursement arrangements that may be terminated at any time. Each fee reduction and/or expense reimbursement arrangement is not reflected above, but is described in the relevant Portfolio’s prospectus.

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Example

This Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Owner transaction expenses, contract fees, Series Account annual expenses, and Portfolio fees and expenses.

The Example below assumes that you invest $10,000 in the Investment Segment of the Contract (and nothing in the Income Segment) for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the maximum Mortality and Expense Risk Charge and the maximum fees and expenses of any of the Portfolios in the Investment Segment. In addition, this Example assumes no premium taxes were deducted. If these arrangements were considered, the expenses shown would be higher. This Example also does not take into consideration any fee waiver or expense reimbursement arrangements of the Portfolios. If these arrangements were taken into consideration, the expenses shown would be lower.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

(1) If you surrender your Contract at the end of the applicable time period:

1 year	3 years	5 years	10 years

$214.00	$693.48	$1,248.65	$3,031.34

(2) If you annuitize at the end of the applicable time period:

1 year	3 years	5 years	10 years

$214.00	$693.48	$1,248.65	$3,031.34

(3) If you do not surrender your Contract:

1 year	3 years	5 years	10 years

$214.00	$693.48	$1,248.65	$3,031.34

The Example below assumes that you invest $10,000 in the Income Segment of the Contract (and nothing in the Investment Segment) for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the maximum Mortality and Expense Risk Charge, current GLWB Rider fee and the maximum fees and expenses of any of the Portfolios in the Income Segment. In addition, this Example assumes no premium taxes were deducted. If these arrangements were considered, the expenses shown would be higher. This Example also does not take into consideration any fee waiver or expense reimbursement arrangements of the Portfolios. If these arrangements were taken into consideration, the expenses shown would be lower.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

(1) If you surrender your Contract at the end of the applicable time period:

1 year	3 years	5 years	10 years

$239.00	$772.64	$1,387.89	$3,350.06

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(2) If you annuitize at the end of the applicable time period:

1 year	3 years	5 years	10 years

$239.00	$772.64	$1,387.89	$3,350.06

(3) If you do not surrender your Contract:

1 year	3 years	5 years	10 years

$239.00	$772.64	$1,387.89	$3,350.06

The Example below assumes that you invest $10,000 in the Income Segment of the Contract (and nothing in the Investment Segment) for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the maximum Mortality and Expense Risk Charge, maximum GLWB Rider fee and the maximum fees and expenses of any of the Portfolios in the Income Segment. In addition, this Example assumes no premium taxes were deducted. If these arrangements were considered, the expenses shown would be higher. This Example also does not take into consideration any fee waiver or expense reimbursement arrangements of the Portfolios. If these arrangements were taken into consideration, the expenses shown would be lower.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

(1) If you surrender your Contract at the end of the applicable time period:

1 year	3 years	5 years	10 years

$289.00	$929.80	$1,662.35	$3,966.90

(2) If you annuitize at the end of the applicable time period:

1 year	3 years	5 years	10 years

$289.00	$929.80	$1,662.35	$3,966.90

(3) If you do not surrender your Contract:

1 year	3 years	5 years	10 years

$289.00	$929.80	$1,662.35	$3,966.90

These Examples do not show the effect of premium taxes. Premium taxes (ranging from 0% to 3.5%) are deducted from Contract Value upon full surrender, death, or annuitization. These Examples also do not include any of the taxes or penalties you may be required to pay if you surrender your Contract.

The fee tables and example should not be considered a representation of past or future expenses and charges of the Sub-Accounts. Your actual expenses may be greater or less than those shown. Similarly, the 5% annual rate of return assumed in the example is not an estimate or a guarantee of future investment performance. See Charges and Deductions in this Prospectus.

Condensed Financial Information

Because the Contracts are new, we have no condensed Sub-Account financial information to report. In the future we will provide a table that shows selected information concerning accumulation units for each Sub-Account. An accumulation unit is the unit of measure that we use to calculate the value of your interest in a Sub-Account.

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Summary

The Great-West Smart TrackSM variable annuity allows you to accumulate assets on a tax-deferred basis by investing in a variety of variable investment options (the Sub-Accounts). The performance of your Annuity Account Value will vary with the investment performance of the Portfolios corresponding to the Sub-Accounts you select. You bear the entire investment risk for all amounts invested in them. Depending on the performance of the Sub-Accounts you select, your Annuity Account Value could be less than the total amount of your Contributions.

How to contact the Retirement Resource Operations Center

Retirement Resource Operations Center

P.O. Box 173920

Denver, CO 80217-3920

1-877-723-8723

How to Invest

We refer to amounts you invest in the Contract as “Contributions.” The minimum initial Contribution is $10,000. Additional Contributions can be made at any time before you begin receiving annuity payments or taking periodic withdrawals.

The minimum subsequent Contribution is $500 (or $100 if investing via an Automatic Bank Draft Plan). However, total Contributions may not exceed $1,000,000 without prior approval from Great-West. We reserve the right to lower the minimum Contribution or accept larger maximum total Contributions.

You may purchase the Great-West Smart TrackSM variable annuity through a 1035 Exchange of another insurance contract.

Sales and Surrender Charges. There are no sales, redemption, surrender, or withdrawal charges under the Great-West Smart TrackSM variable annuity.

Right of Cancellation Period

After you receive your Contract, you may examine it for at least 10 days or longer if required by your state law (in some states, up to 30 days for replacement annuity contracts), during which time you may cancel your Contract as described in more detail in this Prospectus. The money you contribute to the Contract will be invested at your direction, except that in some states during your Right of Cancellation Period your payment will be allocated to the Maxim Money Market Sub-Account.

State Variations

Contracts issued in your state may provide different features and benefits from, and impose different costs than, those described in this Prospectus because of state law variations. These differences include, among other things, free look rights, issue age limitations, and the general availability of riders. This Prospectus describes the material rights and obligations of an Owner, and the maximum fees and charges for all contract features and benefits are set forth in the fee table of this Prospectus. See your Contract for specific variations because any such state variations will be included in your Contract or in riders, amendments or endorsements attached to your Contract.

Payout Options

The Great-West Smart TrackSM variable annuity offers three payout options - (1) periodic withdrawals, (2) variable annuity payouts; or (3) a single, lump-sum payment.

Prior to the Annuity Commencement Date, you can withdraw all or a part of your Annuity Account Value. There are no surrender or withdrawal charges. Certain withdrawals will normally be subject to federal income tax and may also be subject to a federal penalty tax. You may also pay a Premium Tax upon a withdrawal.

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If the Owner dies before the Annuity Commencement Date, we will pay the Death Benefit to your Beneficiary. If the Owner dies before the entire value of the Contract is distributed, the remaining value will be distributed according to the rules outlined in the “Death Benefit” section on page 27.

The amount distributed to your Beneficiary will depend on the Death Benefit option you select. We offer two Death Benefit options. For Option 1, the Owner, Annuitant, and Contingent Annuitant each must be age 85 or younger at the time the Contract is issued. Option 1 provides for the payment of your Annuity Account Value minus any Premium Tax. For Option 2, the Owner, Annuitant, and Contingent Annuitant each must be age 80 or younger at the time the Contract is issued. Option 2 provides for the payment of the greater of (1) your Annuity Account Value, minus any Premium Tax or (2) the sum of all Contributions, minus any Proportional Withdrawals you have made and minus any Premium Tax. If you select Death Benefit Option 1, your Mortality and Expense Risk Charge will be 0.25%. If you choose Death Benefit option 2, this charge will be 0.45%.

This summary highlights some of the more significant aspects of the Great-West Smart TrackSM variable annuity. You’ll find more detailed information about these topics throughout the Prospectus and in your Contract. Please keep them both for future reference.

Great-West Life & Annuity Insurance Company

Great-West is a stock life insurance company that was originally organized under the laws of the State of Kansas as the National Interment Association. Our name was changed to Ranger National Life Insurance Company in 1963 and to Insuramerica Corporation prior to changing to our current name in 1982. In September of 1990, we re-domesticated under the laws of the State of Colorado. Our executive office is located at 8515 East Orchard Road, Greenwood Village, Colorado 80111.

Great-West is a wholly owned subsidiary of GWL&A Financial, Inc., a Delaware holding company. GWL&A Financial, Inc. is an indirect wholly-owned subsidiary of Great-West Lifeco Inc., a Canadian holding company. Great-West Lifeco Inc. is a subsidiary of Power Financial Corporation, a Canadian holding company with substantial interests in the financial services industry. Power Financial Corporation is a subsidiary of Power Corporation of Canada, a Canadian holding and management company. Mr. Paul Desmarais, through a group of private holding companies that he controls, has voting control of Power Corporation of Canada.

We are authorized to do business in 49 states, the District of Columbia, Puerto Rico, U.S. Virgin Islands, and Guam.

The Series Account

We established the Series Account in accordance with Colorado laws on June 25, 2009. Prior to September 19, 2011, the Series Account was known as Varifund Variable Annuity Account.

The Series Account is registered with the SEC under the 1940 Act as a unit investment trust. Registration under the 1940 Act does not involve supervision by the SEC of the management or investment practices or policies of the Series Account.

We own the assets of the Series Account. The income, gains or losses, realized or unrealized, from assets allocated to the Series Account are credited to or charged against the Series Account without regard to our other income, gains or losses.

We will at all times maintain assets in the Series Account with a total market value at least equal to the reserves and other liabilities relating to the variable benefits under all Contracts and other of our variable insurance products participating in the Series Account. Those assets may not be charged with our liabilities from our other businesses. Our obligations under the Contracts and other products are, however, our general corporate obligations.

In calculating our corporate income tax liability, we derive certain corporate income tax benefits associated with the investment of company assets, including Series Account assets that are treated as company assets under applicable income tax law. These benefits, which reduce our overall corporate income tax liability, may include dividends received deductions and foreign tax credits which can be material. We do not pass these benefits through to the Series Account or our other separate accounts, principally because: (i) the great bulk of the benefits results from the dividends received deduction, which involves no reduction in the dollar amount of dividends that the Series Account receives; and (ii) under applicable income tax law, Owners are not the owners of the assets generating the benefits.

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The Series Account is divided into several Sub-Accounts. Each Sub-Account invests exclusively in shares of a corresponding investment portfolio of a registered investment company (commonly known as a mutual fund). We may in the future add new or delete existing Sub-Accounts. The income, gains or losses, realized or unrealized, from assets allocated to each Sub-Account are credited to or charged against that Sub-Account without regard to the other income, gains or losses of the other Sub-Accounts. All amounts allocated to a Sub-Account will be fully invested in Portfolio shares.

We hold the assets of the Series Account. We keep those assets physically segregated and held separate and apart from our general account assets. We maintain records of all purchases and redemptions of shares of the Portfolios.

The Portfolios

The Contract offers a number of investment options, corresponding to the Sub-Accounts. Each Sub-Account invests in a single Portfolio. Each Portfolio is a separate mutual fund registered under the 1940 Act. More comprehensive information, including a discussion of potential risks, is found in the current prospectuses for the Portfolios (the “Portfolio Prospectuses”). The Portfolio Prospectuses should be read in connection with this Prospectus. You may obtain a copy of the Portfolio Prospectuses without charge by Request. If you received a summary prospectus for a Portfolio, please follow the directions on the first page of the summary prospectus to obtain a copy of the Portfolio Prospectus.

Each Portfolio:

•	holds its assets separately from the assets of the other Portfolios,
•	has its own distinct investment objectives and policies, and
•	operates as a separate investment fund.

The income, gains and losses of one Portfolio generally have no effect on the investment performance of any other Portfolio.

The Portfolios are not available to the general public directly. The Portfolios are only available as investment options in variable annuity contracts or variable life insurance policies issued by life insurance companies or, in some cases, through participation in certain qualified pension or retirement plans.

Some of the Portfolios have been established by investment advisers, which manage publicly available mutual funds having similar names and investment objectives. While some of the Portfolios may be similar to, and may in fact be modeled after publicly available mutual funds, you should understand that the Portfolios are not otherwise directly related to any publicly available mutual fund. Consequently, the investment performance of publicly available mutual funds and any corresponding Portfolios may differ. The investment objectives of the Portfolios available under the Investment Segment are briefly described below followed by the investment objective of the Covered Fund available under the Income Segment:

The Alger Portfolios, Inc. – advised by Fred Alger Management, Inc. of New York City, New York.

Alger Small Cap Growth Portfolio (Class I-2) seeks long term capital appreciation.

American Century Variable Portfolios, Inc. – advised by American Century® Investment Management, Inc. of Kansas City, Missouri, advisers to the American Century family of mutual funds.

American Century Investments VP Inflation Protection Fund (Class II) seeks long-term total return using a strategy that seeks to protect against U.S. inflation.

American Century Investments VP Mid Cap Value Fund (Class II) seeks long-term capital growth. Income is a secondary objective.

Columbia Funds – advised by Columbia Management Investment Advisors, LLC of Boston, Massachusetts.

Columbia Variable Portfolio Small Cap Value Fund (Class 2) seeks long term capital appreciation.

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Delaware VIP Trust – managed by Delaware Management Company of Philadelphia, Pennsylvania.

Delaware VIP Emerging Markets Series (Service Class) seeks long term capital appreciation.

Delaware VIP REIT Series (Service Class) seeks maximum long-term total return, with capital appreciation as a secondary objective.

Delaware VIP Small Cap Value Series (Service Class) seeks capital appreciation.

Dreyfus Investment Portfolios – advised by The Dreyfus Corporation of New York, New York.

Dreyfus Investment Portfolios Technology Growth Portfolio (Service Shares) seeks capital appreciation.

Dreyfus Variable Investment Fund – advised by The Dreyfus Corporation of New York, New York.

Dreyfus Variable Investment Fund Appreciation Portfolio (Service Shares) seeks long-term capital growth consistent with the preservation of capital. Its secondary goal is current income.

Dreyfus Variable Investment Fund International Value Portfolio (Service Shares) seeks long term capital growth.

DWS Variable Series I – advised by Deutsche Investment Management Americas, Inc. of New York, New York.

DWS Capital Growth VIP (Class B) seeks to provide long-term growth of capital.

DWS Global Small Cap Growth VIP (Class B) seeks above-average capital appreciation over the long term.

DWS Variable Series II – advised by Deutsche Investment Management Americas, Inc. of New York, New York.

DWS Dreman Small Mid Cap Value VIP (Class B) seeks long-term capital appreciation.

DWS Large Cap Value VIP (Class B) seeks to achieve a high rate of total return.

Invesco Variable Insurance Funds – advised by Invesco Advisers, Inc., Houston, Texas, and sub-advised by advisory entities affiliated with Invesco Advisors, Inc.

Invesco Van Kampen V.I. Growth and Income Fund (Series II) seeks long-term growth of capital and income.

Invesco V.I. Core Equity Fund (Series II) seeks long-term growth of capital.

Invesco V.I. Global Real Estate Fund (Series II) seeks total return through growth of capital and current income.

Invesco V.I. International Growth Fund (Series II) seeks long-term growth of capital.

Invesco V.I. Small Cap Equity Fund (Series II) seeks long-term growth of capital.

Janus Aspen Series – advised by Janus Capital Management LLC of Denver, Colorado.

Janus Aspen Series Balanced Portfolio (Service Shares) seeks long-term capital growth, consistent with preservation of capital and balanced by current income.

Janus Aspen Series Flexible Bond Portfolio (Service Shares) seeks to obtain maximum total return, consistent with preservation of capital.

Janus Aspen Series Overseas Portfolio (Service Shares) seeks long-term growth of capital.

Janus Aspen Perkins Mid Cap Value Portfolio (Service Shares) seeks capital appreciation.

Lazard Retirement Series – advised by Lazard Asset Management, LLC of New York, New York.

Lazard Retirement US Small-Mid Cap Equity Portfolio (Service Shares) seeks long-term capital appreciation.

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Maxim Series Fund, Inc. – advised by GW Capital Management, LLC, doing business as Maxim Capital Management, LLC of Greenwood Village, Colorado.

Maxim Ariel MidCap Value Portfolio (Initial Class) seeks long-term capital appreciation.

Maxim Bond Index Portfolio (Initial Class) seeks investment results, before fees, that track the total return of the fixed income securities that comprise the Barclays Capital Aggregate Bond Index.

Maxim Federated Bond Portfolio (Initial Class) seeks to provide total return, consisting of two components: (1) changes in the market value of its portfolio holdings (both realized and unrealized appreciation); and (2) income received from its portfolio holdings.

Maxim International Index Portfolio (Initial Class) seeks investment results, before fees and expenses, that track the total return of the common stocks that comprise the MSCI EAFE (Europe, Australasia, Far East) Index.

Maxim Invesco ADR Portfolio (Initial Class) seeks high total return through capital appreciation and current income while reducing risk through diversification.

Maxim Loomis Sayles Bond Portfolio (Initial Class) seeks high total investment return through a combination of current income and capital appreciation.

Maxim Loomis Sayles Small-Cap Value Portfolio (Initial Class) seeks long-term capital growth.

Maxim MFS International Growth Portfolio (Initial Class) seeks long-term growth of capital.

Maxim Money Market Portfolio seeks as high a level of current income as is consistent with the preservation of capital and liquidity. Investment in the Maxim Money Market Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in this Portfolio.

Maxim Putnam High Yield Bond Portfolio (Initial Class) seeks to obtain high current income with capital appreciation as a secondary objective when consistent with the primary objective.

Maxim S&P 500® Index Portfolio (Initial Class) seeks investment results that track the total return of the common stocks that comprise the Standard & Poor’s 500® Index.

Maxim S&P Midcap 400® Index Portfolio (Initial Class) seeks investment results, before fees and expenses, that track the total return of the common stocks that comprise the Standard & Poor’s MidCap 400® Index.

Maxim S&P SmallCap 600® Index Portfolio (Initial Class) seeks investment results, before fees, that track the total return of the common stocks that comprise the following Benchmark Index: Standard’s & Poor’s SmallCap 600® Stock Index.

Maxim Short Duration Bond Portfolio (Initial Class) seeks maximum total return that is consistent with preservation of capital and liquidity.

Maxim Stock Index Portfolio (Initial Class) seeks investment results, before fees, that track the total return of the common stocks that comprise the following Benchmark Indexes: Standard & Poor’s (S&P) 500 Composite Stock Price Index and the S&P MidCap 400® Index, weighted according to their respective pro-rata share of the market.3

Maxim Templeton Global Bond Portfolio (Initial Class) seeks current income with capital appreciation and growth of income.

Maxim T. Rowe Price MidCap Growth Portfolio (Initial Class) seeks long-term capital appreciation.

Maxim U.S. Government Mortgage Securities Portfolio (Initial Class) seeks the highest level of return consistent with preservation of capital and substantial credit protection.

3 Standard & Poor’s, S&P 500 Composite Index, S&P MidCap 400 Index, S&P Small-Cap 600 Stock Index, S&P/BARRA Value Index and S&P/BARRA Growth Index are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Maxim Series Fund, Inc. and Great-West Life & Annuity Insurance Company. The Portfolios that track those indices are not sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of using any index.

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Maxim Profile Portfolios

Each of the following five Profile Portfolios seeks to provide an asset allocation program designed to meet certain investment goals based on an investor’s risk tolerance, investment horizon and personal objectives.

Maxim Aggressive Profile I Portfolio (Initial Class) seeks long-term capital appreciation.

Maxim Moderately Aggressive Profile I Portfolio (Initial Class) seeks long-term capital appreciation.

Maxim Moderate Profile I Portfolio (Initial Class) seeks long-term capital appreciation.

Maxim Moderately Conservative Profile I Portfolio (Initial Class) seeks capital appreciation.

Maxim Conservative Profile I Portfolio (Initial Class) seeks capital preservation.

Maxim Lifetime Asset Allocation Portfolios

Maxim Lifetime 2015 Portfolio II (Class T) seeks capital appreciation and income consistent with its current asset allocation. After 2015, the Portfolio seeks income and, secondarily, capital growth.

Maxim Lifetime 2025 Portfolio II (Class T) seeks capital appreciation and income consistent with its current asset allocation. After 2025, the Portfolio seeks income and, secondarily, capital growth.

Maxim Lifetime 2035 Portfolio II (Class T) seeks capital appreciation and income consistent with its current asset allocation. After 2035, the Portfolio seeks income and, secondarily, capital growth.

Maxim Lifetime 2045 Portfolio II (Class T) seeks capital appreciation and income consistent with its current asset allocation. After 2045, the Portfolio seeks income and, secondarily, capital growth.

Maxim Lifetime 2055 Portfolio II (Class T) seeks capital appreciation and income consistent with its current asset allocation. After 2055, the Portfolio seeks income and, secondarily, capital growth.

Neuberger Berman Advisers Management Trust – advised by Neuberger Berman Management LLC of New York, New York.

Neuberger Berman AMT Socially Responsive Portfolio (S Class) seeks long-term growth of capital by investing primarily in securities of companies that meet the Fund’s financial criteria and social policy.

PIMCO Variable Insurance Trust – advised by Pacific Investment Management Company, LLC of Newport Beach, California.

PIMCO VIT CommodityRealReturn® Strategy Portfolio (Advisor Class) seeks maximum real return, consistent with preservation of real capital and prudent investment management.

PIMCO VIT Low Duration Portfolio (Advisor Class) seeks maximum total return, consistent with preservation of capital and prudent investment management.

PIMCO VIT Real Return Portfolio (Advisor Class) seeks maximum real return consistent with prudent investment management.

PIMCO VIT Total Return Portfolio (Advisor Class) seeks maximum total return, consistent with preservation of capital and prudent investment management.

Putnam Variable Trust – advised by Putnam Investment Management, LLC of Boston, Massachusetts.

Putnam VT American Government Income Fund (Class IB) seeks high current income with preservation of capital as its secondary objective.

Putnam VT Capital Opportunities Fund (Class IB) seeks long-term growth of capital.

Putnam VT International Growth Fund (Class IB) seeks long-term capital appreciation.

Putnam VT Voyager Fund (Class IB) seeks capital appreciation.

T. Rowe Price Equity Series, Inc. – advised by T. Rowe Price Associates, Inc. of Baltimore, Maryland.

T. Rowe Price Health Sciences Portfolio (Class II) seeks long-term capital appreciation.

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The Universal Institutional Funds, Inc. – advised by Morgan Stanley Investment Management Inc. of New York, New York.

The Universal Institutional Funds, Inc. Mid Cap Growth Portfolio (Class II) seeks long-term capital growth by investing primarily in common stocks and other equity securities.

Van Eck VIP Trust – advised by Van Eck Associates Corporation of New York, New York.

Van Eck VIP Global Hard Assets Fund (Class S) seeks long-term capital appreciation by investing primarily in hard asset securities. Income is a secondary consideration.

The investment objectives of the Covered Fund available under the Income Segment following is briefly described below and discussed in more detail below under “Guaranteed Lifetime Withdrawal Benefit.”

Maxim Series Fund, Inc. – advised by GW Capital Management, LLC, doing business as Maxim Capital Management, LLC of Greenwood Village, Colorado.

Maxim SecureFoundation® Balanced Portfolio (Class L) seeks long-term capital appreciation and income.

Meeting Investment Objectives

Meeting investment objectives depends on various factors, including, but not limited to, how well the Portfolio managers anticipate changing economic and market conditions. There is no guarantee that any of these Portfolios will achieve their stated objectives.

Where to Find More Information About the Portfolios

Additional information about the investment objectives and policies of all the Portfolios and the investment advisory and administrative services and charges can be found in the current Portfolio Prospectuses, which can be obtained from the Retirement Resource Operations Center. You may also visit www.greatwestsmarttrack.com

The Portfolio Prospectuses should be read carefully before any decision is made concerning the allocation of Contributions to, or Transfers among, the Sub-Accounts.

Addition, Deletion or Substitution of Sub-Accounts

Great-West does not control the Portfolios and cannot guarantee that any of the Portfolios will always be available for allocation of Contributions or Transfers. We retain the right to make changes in the Series Account and in its investments.

Great-West reserves the right to discontinue the offering of any Portfolio. If a Portfolio is discontinued, we may substitute shares of another Portfolio or shares of another investment company for the discontinued Portfolio’s shares. Any share substitution will comply with the requirements of the 1940 Act.

If you are contributing to a Sub-Account corresponding to a Portfolio that is being discontinued, you will be given notice prior to the Portfolio’s elimination.

Based on marketing, tax, investment and other conditions, we may establish new Sub-Accounts and make them available to Owners at our discretion. Each additional Sub-Account will purchase shares in a Portfolio or in another mutual fund or investment vehicle.

If, in our sole discretion, marketing, tax, investment or other conditions warrant, we may also eliminate one or more Sub-Accounts. Before a Sub-Account is eliminated, we will notify you and request that you reallocate the amounts invested in the Sub-Account to be eliminated.

Application and Initial Contributions

The first step to purchasing the Great-West Smart TrackSM variable annuity is to complete your Contract application and submit it with your initial minimum Contribution of $10,000. Initial Contributions can be made by check (payable to Great-West), transferred from an eligible brokerage account or other method as approved by Great-West. You also may purchase the Contract through a 1035 Exchange provided that the contract you are exchanging for the Great-West Smart TrackSM variable annuity has a cash value of at least $10,000.

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The Contract application and any initial contributions made by check should be sent to the Retirement Resource Operations Center.

If your application is complete, your Contract will be issued and your Contribution will be credited within two Business Days after receipt by Great-West. Acceptance is subject to sufficient information in a form acceptable to us. We reserve the right to reject any application or Contribution.

If your application is incomplete, you will be contacted by telephone or email to obtain the required information. If the information necessary to complete your application is not received within five Business Days, we will return to you both your check and the application. If you provide consent we will retain the initial Contribution and credit it as soon as we have completed your application.

Right of Cancellation Period

During the Right of Cancellation period (ten days or longer where required by state law), you may cancel your Contract. If you exercise your Right of Cancellation, you must return the Contract to Great-West or to the representative from whom you purchased it. The Contract will be void from the start and Great-West will refund the greater of: 1) Contributions (less any withdrawals and distributions taken during the Right of Cancellation Period); or 2) the Annuity Account Value.

After the Right of Cancellation Period, the Annuity Account Value held in the Money Market Sub-Account will be allocated to the Sub-Accounts selected by the Owner. During the Right of Cancellation Period, the Owner may select among the Sub-Accounts but any selections made during the Right of Cancellation period will not take effect until the Right of Cancellation Period has expired.

After the Right of Cancellation Period, Contributions will be allocated to the Annuity Account in the proportion Requested by the Owner. If there are no accompanying instructions, then allocations will be made in accordance with standing instructions. Allocations will be effective upon the Transaction Date.

Generally, Contributions will be allocated to the Sub-Accounts you selected on the application, effective upon the Effective Date. During the Right of Cancellation period, you may change your Sub-Account allocations as well as your allocation percentages but your changes will not be effective until after the Right of Cancellation period expires.

Subsequent Contributions

Once your application is complete and we have received your initial Contribution, you can make subsequent Contributions at any time prior to the Payout Election Date, as long as the Annuitant is living. Additional Contributions must be at least $500; or, $100 if made via an Automatic Bank Draft Plan. Total Contributions may exceed $1,000,000 only with our prior approval.

Subsequent Contributions can be made by check, Automatic Bank Draft Plan, transfers from your brokerage account or other method as approved by Great-West. If you make subsequent Contributions by check, your check should be payable to Great-West.

You will receive a confirmation of each Contribution you make upon its acceptance. Subsequent Contributions are credited the day they are received in the Retirement Resource Operations Center at Great-West if they are received on a Business Day. Subsequent Contributions received on non-Business Days will be credited the next Business Day.

If you cancel a purchase payment or if your check is returned due to insufficient funds, you will be responsible for any losses or fees imposed by your bank and losses that may be incurred as a result of any decline in the value of the cancelled purchase. We reserve the right to refrain from allocating Contributions to your selected Sub-Accounts until we are notified by your bank that your check has cleared.

Great-West reserves the right to modify the limitations set forth in this section.

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Annuity Account Value

Before the date annuity payouts begin, the value of your Contract is the Annuity Account Value, which, before your Annuity Commencement Date, is the total dollar amount of all accumulation units credited to you for each Sub-Account. Initially, the value of each accumulation unit was set at $10.00.

Each Sub-Account’s value prior to the Payout Election Date is equal to:

•	net Contributions allocated to the corresponding Sub-Account,
•	plus or minus any increase or decrease in the value of the assets of the Sub-Account due to investment results,
•	minus the daily mortality and expense risk charge and/or quarterly Guaranteed Benefit Fee, and
•	minus any withdrawals or Transfers from the Sub-Account.

The value of a Sub-Account’s assets is determined at the end of each day that the New York Stock Exchange is open for regular business (a valuation date). A valuation period is the period between successive valuation dates. It begins at the close of the New York Stock Exchange (generally 4:00 p.m. ET) on each valuation date and ends at the close of the New York Stock Exchange on the next succeeding valuation date.

The Annuity Account Value is expected to change from valuation period to valuation period, reflecting the investment experience of the selected Sub-Account(s), as well as the deductions for applicable charges.

Upon allocating Contributions to a Sub-Account you will be credited with variable accumulation units in that Sub-Account. The number of accumulation units you will be credited is determined by dividing the portion of each Contribution allocated to the Sub-Account by the value of an accumulation unit. The value of the accumulation unit is determined and credited at the end of the valuation period during which the Contribution was received.

Each Sub-Account’s accumulation unit value is established at the end of each valuation period. It is calculated by multiplying the value of that unit at the end of the prior valuation period by the Sub-Account’s Net Investment Factor for the valuation period. The formula used to calculate the Net Investment Factor is discussed in Appendix A.

Transfers

While your Contract is in force, and subject to the terms of the GLWB Rider, if applicable, you may Transfer all or part of your Annuity Account Value among and between the Sub-Accounts by telephone, in writing by sending a Request to the Retirement Resource Operations Center or through the Internet at www.greatwestsmarttrack.com. Incoming Transfers to closed Sub-Accounts are not permitted.

Your Request must specify:

•	the amounts being Transferred,
•	the Sub-Account(s) from which the Transfer is to be made, and
•	the Sub-Account(s) that will receive the Transfer.

Currently, there is no limit on the number of Transfers you can make among the Sub-Accounts during any calendar year. However, we reserve the right to limit the number of Transfers you make. Also, there is currently no charge for Transfers. We reserve the right to impose such a charge in the future. If we choose to exercise these rights, we will notify you by sending you a supplement to this Prospectus, in accordance with all applicable regulations.

A Transfer generally will be effective on the date the Request for Transfer is received by the Retirement Resource Operations Center if received before 4:00 p.m. ET on a Business Day. Any Transfer request received after 4:00 p.m. ET becomes effective on the following Business Day. Under current tax law, there will not be any tax liability to you if you make a Transfer.

Transfers involving the Sub-Accounts will result in the purchase and/or cancellation of accumulation units having a total value equal to the dollar amount being transferred. The purchase and/or cancellation of such units is made using the value of the Sub-Accounts as of the end of the valuation date on which the Transfer is effective.

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We reserve the right without prior notice to modify, restrict, suspend, or eliminate the Transfer privileges (including telephone and/or Internet Transfers) at any time.

At present, we do not impose minimums on amounts that must be transferred. However, we reserve the right to impose, from time to time, minimum dollar amounts that may be transferred from a Sub-Account.

We also reserve the right to impose, from time to time, minimum dollar amounts that must remain in a Sub-Account after giving effect to a Transfer from that Sub-Account. At present, we do not impose any such minimums.

Market Timing and Excessive Trading

The Contracts are intended for long-term investment and not for the purpose of market timing or excessive trading activity. Market timing activity may dilute the interests of contract owners in the underlying Portfolios. Market timing generally involves frequent or unusually large Transfers that are intended to take advantage of short-term fluctuations in the value of a Portfolio’s portfolio securities and the reflection of that change in the Portfolio’s share price. In addition, frequent or unusually large Transfers may harm performance by increasing Portfolio expenses and disrupting Portfolio management strategies. For example, excessive trading may result in forced liquidations of portfolio securities or cause the Portfolio to keep a relatively high cash position, resulting in increased brokerage costs and lost investment opportunities.

We maintain procedures designed to prevent or minimize market timing and excessive trading (collectively, “prohibited trading”) by Owners. As part of those procedures, certain of the Portfolios have instructed us to perform standardized trade monitoring, while other Portfolios perform their own monitoring and request reports of the Owner’s trading activity if prohibited trading is suspected. If an Owner’s trading activity is determined to constitute prohibited trading, as defined by the applicable Portfolio, Great-West will notify the Owner that a trading restriction will be implemented if the Owner does not cease the prohibited trading. Some Portfolios may require that trading restrictions be implemented immediately without warning, in which case we will notify the Owner of the restriction imposed by the Portfolio(s), as applicable.

If a Portfolio determines, or, for Portfolios for which we perform trade monitoring, we determine based on the applicable Portfolio’s definition of prohibited trading, that the Owner continues to engage in prohibited trading, we will restrict the Owner from making Transfers into the identified Portfolio(s) for the period of time specified by the Portfolio(s). Restricted Owners will be permitted to make Transfers out of the identified Portfolio(s) to other available Portfolio(s). When the Portfolio’s restriction period has been met, the Owner will automatically be allowed to resume Transfers into the identified Portfolio(s).

For Portfolios that perform their own monitoring, the Series Account does not impose trading restrictions unless or until a Portfolio first detects and notifies us of prohibited trading activity. Accordingly, we cannot prevent all prohibited trading activity before it occurs, as it may not be possible to identify it unless and until a trading pattern is established. To the extent such Portfolios do not detect and notify us of prohibited trading or the trading restrictions we impose fail to curtail it, it is possible that a market timer may be able to make prohibited trading transactions with the result that the management of the Portfolios may be disrupted and the Owners may suffer detrimental effects such as increased costs, reduced performance, and dilution of their interests in the affected Portfolios.

We endeavor to ensure that our procedures are uniformly and consistently applied to all Owners, and we do not exempt any persons from these procedures. We do not enter into agreements with Owners whereby we permit prohibited trading. Subject to applicable state law and the terms of each Contract, we reserve the right without prior notice to modify, restrict, suspend or eliminate the Transfer privileges (including telephone Transfers) at any time, to require that all Transfer Requests be made by you and not by your designee, and to require that each Transfer Request be made by a separate communication to us. We also reserve the right to require that each Transfer Request be submitted in writing and be signed by you.

The Portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the Portfolios should describe any policies and procedures relating to restricting prohibited trading. The frequent trading policies and procedures of a Portfolio may be different, and more or less restrictive, than the frequent trading policies and procedures of other Portfolios and the policies and procedures we have adopted to discourage

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prohibited trading. For example, a Portfolio may impose a redemption fee. The Owner should also be aware that we are legally obligated to provide (at the Portfolios’ request) information about each amount you cause to be deposited into a Portfolio (including by way of premium payments and Transfers under your Contract) or removed from the Portfolio (including by way of withdrawals and Transfers under your Contract). If a Portfolio identifies you as having violated the Portfolio’s frequent trading policies and procedures, we are obligated, if the Portfolio requests, to restrict or prohibit any further deposits or exchanges by you in respect to that Portfolio. Under rules recently adopted by the SEC we are required to: (1) enter into a written agreement with each Portfolio or its principal underwriter that will obligate us to provide to the Portfolio promptly upon request certain information about the trading activity of individual Owners and (2) execute instructions from the Portfolio to restrict or prohibit further purchases or Transfers by specific Owners who violate the frequent trading policies established by the Portfolio. Accordingly, if you do not comply with any Portfolio’s frequent trading policies and procedures, you may be prohibited from directing any additional amounts into that Portfolio or directing any Transfers or other exchanges involving that Portfolio. You should review and comply with each Portfolio’s frequent trading policies and procedures, which are disclosed in the Portfolios’ current prospectuses.

We may revise our market timing and excessive trading policy and related procedures at our sole discretion, at any time and without prior notice, as we deem necessary or appropriate to comply with state or federal regulatory requirements or to impose additional or alternative restrictions on Owners engaging in prohibited trading. In addition, our orders to purchase shares of the Portfolios are generally subject to acceptance by the Portfolio, and in some cases a Portfolio may reject or reverse our purchase order. Therefore, we reserve the right to reject any Owner’s Transfer Request if our order to purchase shares of the Portfolio is not accepted by, or is reversed by, an applicable Portfolio.

You should note that other insurance companies and retirement plans may also invest in the Portfolios and that those companies or plans may or may not have their own policies and procedures on frequent Transfers. You should also know that the purchase and redemption orders received by the Portfolios generally are “omnibus” orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. Omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan Owners and/or individual owners of variable insurance contracts. The nature of such orders may limit the Portfolios’ ability to apply their respective frequent trading policies and procedures. As a result, there is a risk that the Portfolios may not be able to detect potential prohibited trading activities in the omnibus orders they receive. We cannot guarantee that the Portfolios will not be harmed by Transfer activity relating to the retirement plans and/or other insurance companies that invest in the Portfolios. If the policies and procedures of other insurance companies or retirement plans fail to successfully discourage frequent Transfer activity, it may affect the value of your investments in the Portfolios. In addition, if a Portfolio believes that an omnibus order we submit may reflect one or more Transfer Requests from an Owner engaged in frequent Transfer activity, the Portfolio may reject the entire omnibus order and thereby interfere with our ability to satisfy your Request even if you have not made frequent Transfers. For Transfers into more than one investment option, we may reject or reverse the entire Transfer Request if any part of it is not accepted by or is reversed by a Portfolio.

Automatic Custom Transfers

Dollar Cost Averaging

You may arrange for systematic Transfers from the Maxim Money Market Sub-Account to any other open Sub-Account in either the Investment Segment or the Income Segment. These systematic Transfers may be used to Transfer values from the Maxim Money Market Sub-Account to other Sub-Accounts as part of a dollar cost averaging strategy. Dollar cost averaging allows you to buy more units when the price is low and fewer units when the price is high. Over time, your average cost per unit may be more or less than if you invested all your money at one time. However, dollar cost averaging does not assure a greater profit, or any profit, and will not prevent or necessarily alleviate losses in a declining market. There is no charge for participating in Dollar Cost Averaging.

You can set up automatic dollar cost averaging on a monthly, quarterly, semi-annual, or annual basis. Your Transfer will be initiated on the Transaction Date one frequency period following the date of the request. For example, if you request quarterly Transfers on January 9, your first Transfer will be made on April 9 and every three months on the 9th thereafter. Transfers will continue on that same day each interval unless terminated by you or for other reasons as set forth in the Contract.

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If there are insufficient funds in the applicable Sub-Account on the date your Transfer is scheduled, your Transfer will not be made. However, your dollar cost averaging Transfers will resume once there are sufficient funds in the applicable Sub-Account. Dollar cost averaging will terminate automatically when you start taking payouts from the Contract. Dollar cost averaging Transfers must meet the following conditions:

•	The minimum amount that can be Transferred out of the selected Sub-Account is $100.
•

You must: (1) specify the dollar amount to be Transferred, (2) designate the Sub-Account(s) to which the Transfer will be made, and (3) designate the percentage of the dollar amount to be allocated to each Sub-Account into which you are Transferring money. The accumulation unit values will be determined on the Transfer date.

How dollar cost averaging works:

Month	Contribution	Units Purchased	Price per Unit
Jan.	$250	10	$25.00
Feb.	250	12	20.83
Mar.	250	20	12.50
Apr.	250	20	12.50
May	250	15	16.67
June	250	12	20.83

Average market value per unit $18.06

Investor’s average cost per unit $16.85

In the chart above, if all units had been purchased at one time at the highest unit value of $25.00, only 60 units could have been purchased with $1500. By contributing smaller amounts over time, dollar cost averaging allowed 89 units to be purchased with $1500 at an average unit price of $16.85. This investor purchased 29 more units at $1.21 less per unit than the average market value per unit of $18.06.

You may not participate in dollar cost averaging and Rebalancer at the same time.

Great-West reserves the right to modify, suspend, or terminate dollar cost averaging at any time.

Rebalancer

Over time, variations in each Sub-Account’s investment results will change your asset allocation plan percentages. Rebalancer allows you to automatically reallocate your Investment Segment Account Value to maintain your desired asset allocation. (The Income Segment Account Value is not eligible for the Rebalancer.) Participation in Rebalancer does not assure a greater profit, or any profit, nor will it prevent or necessarily alleviate losses in a declining market. There is no charge for participating in Rebalancer and it is only available for assets held in the Investment Segment.

You can set up Rebalancer as a one-time Transfer or on a quarterly, semi-annual, or annual basis. If you select to rebalance only once, the Transfer will take place on the Transaction Date of the request.

If you select to rebalance on a quarterly, semi-annual, or annual basis, the first Transfer will be initiated on the Transaction Date one frequency period following the date of the request. For example, if you request quarterly Transfers on January 9, your first Transfer will be made on April 9 and every three months on the 9th thereafter. Transfers will continue on that same day each interval unless terminated by you or for other reasons as set forth in the Contract.

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How Rebalancer works:

Suppose you purchased your annuity and you decided to allocate 60% of your initial Contribution to stocks; 30% to bonds and 10% to cash equivalents as in this pie chart:

Now assume that stock Portfolios outperform bond Portfolios and cash equivalents over a certain period of time. Over this period, the unequal performance may alter the asset allocation of the above hypothetical plan to look like this:

Rebalancer automatically reallocates your Annuity Account Value to maintain your desired asset allocation. In this example, the portfolio would be reallocated back to 60% in stocks; 30% in bonds; 10% in cash equivalents.

On the Transaction Date for the specified Request, assets will be automatically reallocated to the Sub-Accounts you selected. The Rebalancer option will terminate automatically when you start taking payouts from the Contract.

Rebalancer Transfers must meet the following conditions:

•	Your Investment Segment Account Value must be included (except for Sub-Accounts that are closed to new Contributions and incoming Transfers).
•

You must specify the percentage of your Investment Segment Account Value that you wish allocated to each Sub-Account and the frequency of rebalancing. You may modify the allocations or stop the Rebalancer option at any time.

•	You may not participate in dollar cost averaging and Rebalancer at the same time.

Great-West reserves the right to modify, suspend, or terminate the Rebalancer option at any time.

Cash Withdrawals

You may withdraw all or part of your Annuity Account Value at any time during the life of the Annuitant and prior to the date annuity payouts begin by submitting a withdrawal Request to the Retirement Resource Operations Center or via the Internet at www.greatwestsmarttrack.com; however, any withdrawals over $25,000 must be submitted in writing. Withdrawals are subject to the rules below and federal or state laws, rules, or regulations may also apply. The amount payable to you if you surrender your Contract is your Annuity Account Value, less any applicable Premium Tax. No withdrawals may be made after the date annuity payouts begin. If you surrender your Contract, the GLWB Rider, if elected, will terminate.

If you request a partial withdrawal, your Annuity Account Value will be reduced by the partial withdrawal amount and the death benefit, if applicable, will be reduced on a proportionate basis measured as a percentage of the partial withdrawal against the current Annuity Account Value. For example, a partial withdrawal of 10% of the Annuity Account Value would reduce your death benefit by 10%.

Numerical Example

Sum of Contract and GLWB Rider (if applicable) Contributions = $50,000

Annuity Account Value = $40,000

Withdrawal amount = $4,000

New Annuity Account Value = $36,000

Adjustment to Death Benefit = ($40,000 - $4,000)/$40,000 = 0.90

Guaranteed Minimum Death Benefit = $45,000 ($50,000 x 0.90)

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Partial withdrawals are unlimited. However, you must specify the Sub-Account(s) from which the withdrawal is to be made. The minimum partial withdrawal is $500.

The following terms apply to withdrawals:

•	Partial withdrawals or surrenders from the Investment Segment are not permitted after the date annuity payouts begin;
•	If a partial withdrawal is made within 30 days of the date annuity payouts are scheduled to begin, we may delay the Annuity Commencement Date by 30 days;
•	A partial withdrawal or a surrender will be effective upon the Transaction Date.

Withdrawal requests must be in writing with your original signature. If your instructions are not clear, your request will be denied and no surrender or partial withdrawal will be processed.

If we receive a Request for surrender or partial withdrawal, we may postpone any cash payment from the Annuity Account Value for no more than 7 days.

We may also delay payment for any of the following reasons:

(a)	any period during which the New York Stock Exchange is closed (other than customary weekend and holding closings) or trading on the New York Stock Exchange is restricted;
(b)	any period during which an emergency exists such that the disposal of or determination of the value of shares of the Portfolios is not reasonably practicable; or
(c)	any other period as the Securities and Exchange Commission may by order permit for the protection of security holders.

After a withdrawal of all of your Annuity Account Value, or at any time that your Annuity Account Value and Benefit Base are reduced to zero, all your rights under the Contract and GLWB Rider will terminate.

Tax consequences of withdrawals are detailed below, but you should consult a competent tax advisor prior to authorizing a withdrawal from your Annuity Account Value.

Withdrawals to Pay Investment Manager or Financial Advisor Fees

You may request partial withdrawals from your Annuity Account Value and direct us to remit the amount withdrawn directly to your designated Investment Manager or Financial Advisor (collectively “Consultant”). A withdrawal request for this purpose must meet the $500 minimum withdrawal requirements and comply with all terms and conditions applicable to partial withdrawals, as described above. Tax consequences of withdrawals are detailed below, but you should consult a competent tax advisor prior to authorizing a withdrawal from your Annuity Account to pay Consultant fees.

Tax Consequences of Withdrawals

Withdrawals made for any purpose may be taxable—including payments made by us directly to your Consultant and Guaranteed Lifetime Withdrawal Benefits.

In addition, the Code may require us to withhold federal income taxes from withdrawals and report such withdrawals to the Internal Revenue Service (“IRS”). If you request partial withdrawals, your Annuity Account Value will be reduced by the sum of the amount of the withdrawal and the related withholding.

You may elect, in writing, to have us not withhold federal income tax from withdrawals, unless withholding is mandatory for your Contract. If you are younger than 59  1/2, the taxable portion of any withdrawal is generally considered to be an early withdrawal and may be subject to an additional federal penalty tax of 10%.

Some states also require withholding for state income taxes. For details about withholding, please see Federal Tax Matters on page 48.

Telephone and Internet Transactions

You may make Transfer requests by telephone, fax and/or by Internet. Transfer requests received before 4:00 p.m. ET will be made on that day at that day’s unit value. Those received after 4:00 p.m. ET will be made on the next Business Day at that day’s unit value.

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We will use reasonable procedures to confirm that instructions communicated by telephone, fax and/or Internet are genuine, such as:

•	requiring some form of personal identification prior to acting on instructions;
•	providing written confirmation of the transaction; and/or
•	tape recording the instructions given by telephone.

If we follow such procedures we will not be liable for any losses due to unauthorized or fraudulent instructions.

We reserve the right to suspend telephone, fax and/or Internet transaction privileges at any time, for some or all Contracts, and for any reason. Neither partial withdrawals nor surrenders are currently permitted by telephone; however partial withdrawal Requests in the amount of $25,000 or less may be requested by Internet. All Requests for full surrenders, periodic withdrawals, and partial withdrawals in excess of $25,000 must be in writing.

Death Benefit

At the time you apply to purchase the Contract, you select one of the two Death Benefit options we offer.

Option 1 – The amount of the Death Benefit under Option 1 will be your Annuity Account Value as of the date we receive a Request for the payout of the Death Benefit, minus any Premium Tax.

The Owner, Annuitant, and Contingent Annuitant each must be age 85 or younger at the time the Contract is issued in order for you to select Option 1. Your Mortality and Expense Risk Charge under Option 1 is 0.25% of the average daily value of the Sub-Accounts to which you have allocated Contributions.

Option 2 — The amount of the Death Benefit under Option 2 will be the greater of:

•	the Annuity Account Value as of the date we receive a Request for the payout of the Death Benefit, minus any Premium Tax; or

•

the sum of Contributions applied to the Contract in both the Investment Segment and the Income Segment, as of the date the Request for payment is received, less the proportionate impact of any distributions, partial or periodic withdrawals and Premium Tax, if any.

The Owner, Annuitant, and Contingent Annuitant each must be age 80 or younger at the time the Contract is issued in order for you to select Option 2. Your Mortality and Expense Risk Charge under Option 2 is 0.45% of the average daily value of the Sub-Accounts to which you have allocated Contributions.

For a full description of the circumstances under which we pay the Death Benefit, please see Distribution of Death Benefit on page 29 of this Prospectus.

The difference between the two Death Benefit options we offer is that the amount payable upon death (the Death Benefit) is based on different criteria for each option and there is a different Mortality and Expense Risk Charge for each. Option 2 provides for the return of Contributions in the event that amount is greater than the Annuity Account Value (minus any Premium Tax and minus the proportionate impact of any partial withdrawals). This could happen, for example, if the Death Benefit becomes payable soon after the Contract is purchased (say, one to three years) and, during those years, while Contributions are being made, the investment markets generally are in decline. Under these circumstances, it is possible that the performance of the Sub-Accounts you select may cause the Annuity Account Value to be less than the total amount of Contributions. If you have selected Death Benefit option 2 on a Contract, your Beneficiary would receive the greater amount, in this case, the sum of all Contributions (minus any Premium Tax and minus the proportionate impact of any partial withdrawals). If you have selected Death Benefit option 1, your Beneficiary would receive the lesser amount, in this case, the Annuity Account Value (minus any Premium Tax).

The Death Benefit will become payable following our receipt of the Beneficiary’s claim in good order. When an Owner dies before the Annuity Commencement Date and a Death Benefit is payable to a Beneficiary, the Death Benefit proceeds will remain invested according to the allocation instructions given by the Owner(s) until: (i) new allocation instructions are requested by the Beneficiary; (ii) the Death Benefit is actually paid to the Beneficiary, except where the GLWB may not be maintained by the Beneficiary; or, (iii) a Request for a payout of the Death Benefit is processed, as described below.

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The amount of the Death Benefit will be determined as of the date we receive a Request for the payout of the Death Benefit. However, on the date a payout option is processed, the Annuity Account Value will be transferred to the Maxim Money Market Sub-Account unless the Beneficiary elects otherwise.

Subject to the distribution rules below, payout of the Death Benefit may be made as follows:

•	payout in a single sum, or
•	payout under any of the variable annuity options provided under this Contract.

In any event, no payout of benefits provided under the Contract will be allowed that does not satisfy the requirements of the Code and any other applicable federal or state laws, rules or regulations.

Ownership

The Owner, and if selected, Joint Owner, exercise all rights and privileges under the Contract, while the Annuitant is living. Unless otherwise required by the state in which the Contract is issued, the Owner may not be changed and the Contract may not be transferred, sold, assigned, pledged, charged, encumbered, or in any way alienated.

In certain states the Contract permits You to change the Owner of the Contract. In such case you may change the Owner any time before the Owner’s death. A change of Owner must be made in writing in a form satisfactory to us. The change will take effect as of the date the Request is processed, unless a certain date is specified by the Owner. Any change is subject to any payout or other action we have taken before recording your ownership change. In these states, a change in the Owner of the Contract will result in termination of the GLWB Rider except in certain circumstances. See Termination of the GLWB Rider on page 47.

Grantor Trust Owned Annuity

Contracts owned by a Grantor Trust are not considered owned by a non-natural person and will be subject to the tax requirements generally applicable to Non-Qualified Annuity Contracts. Grantor Trust owned Contracts receive tax deferral in accordance with the Code. Upon the death of the Grantor, the Death Benefit will be paid pursuant to the Death Benefit provisions of the Contract. We do not permit the Contract to be owned by a Grantor Trust with multiple Grantors.

Beneficiary

You may select one or more Beneficiaries. If more than one Beneficiary is selected, they will share equally in any Death Benefit payable unless you indicate otherwise. You may change the Beneficiary any time before the Annuitant’s death.

You may also select one or more Contingent Beneficiaries. You may change the Contingent Beneficiary before the Annuitant’s death. If one or more primary Beneficiaries are alive within 30 days after the Annuitant’s death, the Contingent Beneficiary cannot become the primary Beneficiary and any interest the Contingent Beneficiary may have in the Contract will cease.

A change of Beneficiary or Contingent Beneficiary will take effect as of the date the Request is processed, unless a certain date is specified by the Owner. If the Owner dies before the Request is processed, the change will take effect as of the date the Request was made, unless we have already made a payout or otherwise taken action on a designation or change before receipt or processing of such Request. The interest of any Beneficiary who dies before the Owner or the Annuitant will terminate at the death of the Beneficiary and the Contingent Beneficiary will become the Beneficiary. The interest of any Beneficiary who dies at the time of, or within 30 days after the death of an Owner or the Annuitant will also terminate if no benefits have been paid to such Beneficiary, unless the Owner otherwise indicates by Request. The benefits will then be paid to the Contingent Beneficiary. If no Contingent Beneficiary has been designated, then the benefits will be paid as though the Beneficiary had died before the deceased Owner or Annuitant. If no Beneficiary or Contingent Beneficiary survives the Owner or Annuitant, as applicable, we will pay the Death Benefit proceeds to the Owner’s estate.

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If the Beneficiary is not the Owner’s surviving Spouse, she/he may elect, not later than one year after the Owner’s date of death, to receive the Death Benefit in either a single sum or payout under any of the variable annuity options available under the Contract, provided that:

•	such annuity is distributed in substantially equal installments over the life or life expectancy of the Beneficiary or over a period not extending beyond the life expectancy of the Beneficiary; and
•	such distributions begin not later than one year after the Owner’s date of death.

If an election is not received by Great-West from a non-Spouse Beneficiary or substantially equal installments begin later than one year after the Owner’s date of death, then the entire amount must be distributed within five years of the Owner’s date of death. The Death Benefit will be determined as of the date the payouts begin.

If a corporation or other non-individual entity is entitled to receive benefits upon the Owner’s death, the Death Benefit must be completely distributed within five years of the Owner’s date of death.

A Beneficiary or Contingent Beneficiary designated irrevocably may not be changed without the written consent of that Beneficiary, or Contingent Beneficiary, as applicable, except as allowed by law.

Distribu tion of Death Benefit

Death of Annuitant Who is Not the Owner of the Contract

Upon the death of the Annuitant while the Owner is living, and before the Annuity Commencement Date, no Death Benefit will be payable and the Owner (or the Grantor, if the Owner is a Grantor Trust) will become the Annuitant unless a Contingent Annuitant has previously been designated. The Owner may designate a new Annuitant, however, at any time, as provided in the Contract.

If a Contingent Annuitant was named by the Owner prior to the Annuitant’s death, and the Annuitant dies before the Annuity Commencement Date while the Owner and Contingent Annuitant are living, no Death Benefit will be payable and the Contingent Annuitant will become the Annuitant.

If the Annuitant dies after the date annuity payouts begin and before the entire interest has been distributed, any benefit payable must be distributed to the Beneficiary according to and as rapidly as under the payout option which was in effect on the Annuitant’s date of death.

Death of Owner Who Is Not the Annuitant

If the Owner dies before annuity payouts commence and there is a Joint Owner who is the surviving Spouse of the deceased Owner, the Joint Owner becomes the Owner and Beneficiary and the Joint Owner may elect to take the Death Benefit or to continue the Contract in force.

In all other cases, we will pay the Death Benefit to the Beneficiary even if a Joint Owner (who was not the Owner’s Spouse on the date of the Owner’s death), the Annuitant and/or the Contingent Annuitant are alive at the time of the Owner’s death, unless the sole Beneficiary is the deceased Owner’s surviving Spouse who may elect to become the Owner and Annuitant and to continue the Contract in force.

If the Owner dies after annuity payouts commence and before the entire interest has been distributed while the Annuitant is living, any benefit payable will continue to be distributed to the Annuitant as rapidly as under the payout option applicable on the Owner’s date of death. All rights granted the Owner under the Contract will pass to any surviving Joint Owner and, if none, to the Annuitant.

Any Death Benefit payable to a Beneficiary upon the Owner’s death will be distributed as follows:

(1)

If the Owner’s surviving Spouse is the person entitled to receive benefits upon the Owner’s death, the surviving Spouse will be treated as the Owner and will be allowed to take the death benefit or continue the Contract in force. However, if single life GAW Installments have been selected for the Income Segment, then the GLWB will terminate and the assets held in the Covered Fund(s) will be sold and the sales proceeds will be transferred to the Maxim Money Market Sub-Account;

(2)

If a non-Spouse individual is the person entitled to receive benefits upon the Owner’s death, the non-Spouse individual Beneficiary may elect to receive the death benefit in either a single sum or payout under any of the variable annuity options available under the Contract, provided that: (a) such annuity is distributed in substantially equal installments over the life or life expectancy of

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the Beneficiary; and (b) such distributions begin no later than one year after the Owner’s date of death. The GLWB will terminate and the assets held in the Covered Fund(s) will be sold and the sales proceeds will be transferred to the Maxim Money Market Sub-Account. If no election is received by Great-West from an individual non-Spouse Beneficiary such that substantially equal installments have begun no later than one year after the Owner’s date of death, then the entire amount must be distributed within five years of the Owner’s date of death.

The death benefit will be determined as of the date the payouts commence.

Death of Owner Who Is the Annuitant

If there is a Joint Owner who is the surviving Spouse of the deceased Owner and a Contingent Annuitant, the Joint Owner becomes the Owner and the Beneficiary, the Contingent Annuitant will become the Annuitant, and the Contract will continue in force.

If there is a Joint Owner who is the surviving Spouse of the deceased Owner but no Contingent Annuitant, the Joint Owner will become the Owner, Annuitant, and Beneficiary and may elect to take the Death Benefit or continue the Contract in force.

In all other cases, we will pay the Death Benefit to the Beneficiary, even if a Joint Owner (who was not the Owner’s Spouse on the date of the Owner’s death) and/or Contingent Annuitant are alive at the time of the Owner’s death, unless the sole Beneficiary is the deceased Owner’s surviving Spouse who may elect to become the Owner and Annuitant and to continue the Contract in force.

If Owner/Annuitant Dies After Annuity Commencement Date

If the Owner/Annuitant dies after the Annuity Commencement Date, any benefit payable must be distributed to the Beneficiary in accordance with and at least as rapidly as the annuity option in effect on the date of death.

Contingent Annuitant

While the Annuitant is living, you may, by Request, designate or change a Contingent Annuitant from time to time. A change of Contingent Annuitant will take effect as of the date the request is processed, unless a certain date is specified by the Owner(s). Please note you are not required to designate a Contingent Annuitant.

Impact of Withdrawals on Guaranteed Minimum Death Benefit (Option 2)

If you have selected Death Benefit Option 2, you should be aware that distributions and Excess Withdrawals will reduce your death benefit on a pro-rata basis.

Numerical Example

Sum of Contract and GLWB Rider Contributions = $50,000

Annuity Account Value = $40,000

Withdrawal amount = $4,000

New Annuity Account Value = $36,000

Adjustment to Death Benefit = ($40,000 - $4,000)/$40,000 = 0.90

Guaranteed Minimum Death Benefit = $45,000 ($50,000 x 0.90)

The Benefit Base has no value and will not affect the Death Benefit.

Charges and Deductions

No amounts will be deducted from your Contributions except for any applicable Premium Tax. As a result, the full amount of your Contributions (less any applicable Premium Tax) is invested in the Contract.

As more fully described below, charges under the Contract are assessed only as deductions for:

•	Premium Tax, if applicable; and/or
•	charges against your Annuity Account Value for our assumption of mortality and expense risks.

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The Contract may be available for use with investment accounts at eligible broker/dealers that charge an annual fee in lieu of sales charges or an investment advisory fee. Fees for these accounts would be specified in the respective account agreements. Any fees and expenses associated with these accounts will be separate from and in addition to the fees and expenses associated with the Contract. You should ask your Consultant for more details.

Mortality and Expense Risk Charge

The mortality risk we assume is that Annuitants may live for a longer period of time than we estimate. We assume this mortality risk from our contractual obligations to make annuity payouts determined in accordance with the annuity tables and other provisions contained in the Contract which cannot be changed. This means that you can be sure that neither the Annuitant’s longevity nor an unanticipated improvement in general life expectancy will adversely affect the annuity payouts under the Contract. The expense risk we assume is the risk that our actual expenses in administering the Contracts and the Series Account will be greater than we anticipated.

To compensate us for assuming these risks, we deduct a Mortality and Expense Risk Charge from your Annuity Account Value at the end of each valuation period. If you select Death Benefit option 1, this is a daily charge equal to an effective annual rate of 0.25%. We guarantee that this charge will never increase beyond 0.25%. If you select Death Benefit option 2, the Mortality and Expense Risk Charge is a daily charge equal to an effective annual rate of 0.45%. We guarantee that this charge will never increase beyond 0.45%.

The Mortality and Expense Risk Charge is reflected in the unit values of each of the Sub-Accounts you have selected. Thus, this charge will continue to be applicable should you choose a variable annuity payout option or a periodic withdrawal option.

Annuity Account Values and annuity payouts are not affected by changes in actual mortality experience incurred by us.

The Mortality and Expense Risk Charge is higher for Owners who have selected Death Benefit Option 2 because we bear substantial risk in connection with that option. Specifically, we bear the risk that we may be required to pay an amount to your Beneficiary that is greater than your Annuity Account Value.

If the Mortality and Expense Risk Charge is insufficient to cover actual costs and risks assumed, we will bear the loss. If this charge is more than sufficient, any excess will be profit for us. Currently, we expect a profit from this charge. Our expenses for distributing the Contracts will be borne by our general assets, including any profits from this charge.

Expenses of the Portfolios

The values of the assets in the Sub-Accounts reflect the values of the Sub-Accounts’ respective Portfolio shares and therefore the fees and expenses paid by each Portfolio.

Some of the Portfolios’ investment advisers or administrators may compensate us for providing administrative services in connection with the Portfolios or cost savings experienced by the investment advisers or administrators of the Portfolios. Such compensation is typically a percentage of the value of the assets invested in the relevant Sub-Accounts and generally may range up to 0.35% annually of net assets. GWFS Equities, Inc. (“GWFS”) is the principal underwriter and distributor of the Contracts and may also receive Rule 12b-1 fees (ranging up to 0.25% annually of net assets) directly from certain Portfolios for providing distribution related services related to shares of the Portfolios offered in connection with a Rule 12b-1 plan. If GWFS receives Rule 12b-1 fees, combined compensation for administrative and distribution related services generally ranges up to 0.60% annually of the assets invested in the relevant Sub-Accounts.

Premium Tax

We may be required to pay state Premium Taxes or retaliatory taxes currently ranging from 0% to 3.5% in connection with Contributions or values under the Contracts. Depending upon applicable state law, we may deduct charges for the Premium Taxes we incur with respect to your Contributions, from amounts withdrawn, or from amounts applied on the Payout Election Date. In some states, charges for both direct Premium Taxes and retaliatory Premium Taxes may be imposed at the same or different times with respect to the same Contribution, depending on applicable state law.

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Other Taxes

Under present laws, we will incur state or local taxes (in addition to the Premium Tax described above) in several states. No charges are currently deducted for taxes other than Premium Tax. However, we reserve the right to deduct charges in the future for federal, state, and local taxes or the economic burden resulting from the application of any tax laws that we determine to be attributable to the Contract.

Periodic Withdrawals

You may request that all or part of the Investment Segment Account Value be applied to a periodic withdrawal option. All requests for periodic withdrawals must be in writing. The amount applied to a periodic withdrawal is the Investment Segment Account Value, less Premium Tax, if any.

In requesting periodic withdrawals, you must elect:

•	The withdrawal frequency of either 1-, 3-, 6- or 12-month intervals;
•	A minimum withdrawal amount of at least $100;
•	The calendar day of the month on which withdrawals will begin;
•	One of the periodic withdrawal payout options discussed below—you may change the withdrawal option and/or the frequency once each calendar year; and
•	The type of allocation of withdrawals from the Investment Segment Sub-Accounts

¡	Withdrawals may be prorated across the Investment Segment Sub-Accounts in proportion to their assets; or

¡

Withdrawals may be made from specific Investment Segment Sub-Account(s). When the specified Investment Segment Sub-Account(s) is depleted, we will automatically prorate the remaining withdrawals against any remaining Sub-Account assets unless you request otherwise.

While periodic withdrawals are being received:

•	You may continue to exercise all contractual rights, except that no Contributions may be made.
•	You may keep the same Sub-Accounts as you had selected before periodic withdrawals began.
•	Charges and fees under the Contract continue to apply.

Periodic withdrawals will cease on the earlier of the date:

•	The amount elected to be paid under the option selected has been reduced to zero.
•	The Investment Segment Annuity Account Value is zero.
•	You request that withdrawals stop.
•	You purchase an annuity payout option.
•	The Owner or the Annuitant dies.

If periodic withdrawals stop, you may resume making Contributions to the Investment Segment. However, we may limit the number of times you may restart a periodic withdrawal program.

Periodic withdrawals made for any purpose may be taxable, subject to withholding and to the 10% federal penalty tax if you are younger than age 59  1/2.

If you choose to receive payouts from your Contract through periodic withdrawals, you may select from the following payout options:

Income for a specified period (at least 36 months)—You elect the length of time over which withdrawals will be made. The amount paid will vary based on the duration you choose.

Income of a specified amount (at least 36 months)—You elect the dollar amount of the withdrawals. Based on the amount elected, the duration may vary.

Any other form of periodic withdrawal acceptable to Great-West which is for a period of at least 36 months.

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In accordance with the provisions outlined in this section, you may request a periodic withdrawal to remit fees paid to your Consultant. There may be income tax consequences to any periodic withdrawal made for this purpose. Please see Cash Withdrawals on page 25.

Annuity Payouts From the Investment Segment

You can choose the date that you wish annuity payouts from the Investment Segment to start (the Payout Election Date) either when you purchase the Contract or at a later date. You can change your selection at any time up to 30 days before the annuity date that you have selected.

If you do not select a Payout Election Date, payouts will begin on the Annuitant’s 91st birthday. If the Owner does not take annuity payouts from the Investment Segment, the entire Annuity Account Value will be annuitized at that time and any benefit under the GLWB Rider will terminate. If you have initiated Installments under the GLWB Rider, only the Investment Segment will be annuitized.

If you have not elected a payout option within 30 days of the Annuity Commencement Date, your Investment Segment Annuity Account Value will be paid out as a variable life annuity with a guaranteed period of 15 years.

The amount to be paid out will be based on the Investment Segment Account Value or Annuity Account Value, if applicable, on the Annuity Commencement Date. The minimum amount that may be withdrawn from the Investment Segment Account Value to purchase an annuity payout option is $2,000. If your Investment Segment Account Value is less than $2,000, we may pay the amount in a single sum subject to the Contract provisions applicable to a partial withdrawal.

If you choose to receive variable annuity payouts from your Contract, you may select from the following payout options:

Variable life annuity with guaranteed period—This option provides for payouts during a guaranteed period or for the lifetime of the Annuitant, whichever is longer. The guaranteed period may be 5, 10 or 15 years. Upon the death of the Annuitant, the Beneficiary will receive the remaining payouts at the same interval elected by the Owner.

Variable life annuity without guaranteed period—This option provides payouts during the lifetime of the Annuitant. The annuity terminates with the last payout due prior to the death of the Annuitant. Because no minimum number of payouts is guaranteed, this option may offer the maximum level of payouts. It is possible that only one payout may be made if the Annuitant dies before the date on which the second payout is due.

Any other form of variable annuity payout that is acceptable to Great-West.

Under an annuity payout option, you can receive payouts monthly, quarterly, semi-annually or annually in payments which must be at least $50. We reserve the right to make payouts using the most frequent payout interval which produces a payout of at least $50. Once annuity payouts commence, you cannot make Contributions or take withdrawals, other than your annuity payouts.

If you elect to receive a single sum payment, the amount paid is the Surrender Value.

Amount of First Variable Payout

The first payout under a variable annuity payout option will be based on the value of the amounts held in the Investment Segment Sub-Accounts or Annuity Account, if applicable, you have selected on the first valuation date preceding the Annuity Commencement Date. It will be determined by applying the appropriate rate to the amount applied under the payout option. The rate applied reflects an assumed investment return (“AIR”) of 2.5%.

For annuity options involving life income, the actual age, year in which annuitization commences and gender of the Annuitant will affect the amount of each payout. We reserve the right to ask for satisfactory proof of the Annuitant’s age. We may delay annuity payouts until satisfactory proof is received. Because payouts to older Annuitants are expected to be fewer in number, the amount of each annuity payout under a selected annuity form will be greater for older Annuitants than for younger Annuitants.

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If the age of the Annuitant has been misstated, the payouts established will be made on the basis of the correct age. If payouts were too large because of misstatement, the difference with interest may be deducted by us from the next payout or payouts. If payouts were too small, the difference with interest may be added by us to the next payout. This interest is at an annual effective rate which will not be less than the minimum rate allowed by law.

Variable Annuity Units

The number of Annuity Units paid for each Sub-Account is determined by dividing the amount of the first payout by its Annuity Unit value on the first valuation date preceding the Annuity Commencement Date. The number of Annuity Units used to calculate each payout for a Sub-Account remains fixed during the Annuity Payout Period.

Amount of Variable Payouts After the First Payout

Payouts after the first will vary depending upon the investment performance of the Investment Segment Sub-Accounts. Your payouts will increase in amount over time if the Sub-Accounts you select earn more than the 2.5% AIR. Likewise, your payouts will decrease over time if the Sub-Accounts you select earn less than the 2.5% AIR. The subsequent amount paid from each Sub-Account is determined by comparing the actual performance of the Sub-Account to the AIR.

Transfers After the Variable Annuity Commencement Date

Once annuity payouts have begun, Transfers may be made within the variable annuity payout option among the available Investment Segment Sub-Accounts. Transfers after the Annuity Commencement Date will be made by converting the number of Annuity Units being Transferred to the number of Annuity Units of the Investment Segment Sub-Account to which the Transfer is made. The result will be that the next annuity payout, if it were made at that time, would be the same amount that it would have been without the Transfer. Thereafter, annuity payouts will reflect changes in the value of the new Annuity Units.

Other Restrictions (Investment Segment Only)

Once payouts start from the Investment Segment under the annuity payout option you select:

•	no changes can be made in the payout option;
•	no additional Contributions will be accepted under the Contract; and
•	no further withdrawals, other than withdrawals made to provide annuity benefits or satisfy the terms of the GLWB Rider, will be allowed.

A portion or the entire amount of the annuity payouts may be taxable as ordinary income. If, at the time the annuity payouts begin, we have not received a proper written election not to have federal income taxes withheld, we must by law withhold such taxes from the taxable portion of such annuity payouts and remit that amount to the federal government. State income tax withholding may also apply. Please see Federal Tax Matters below for details.

Guaranteed Lifetime Withdrawal Benefit

When you purchase the Contract, you have the option of allocating Contributions under the GLWB Rider to a Covered Fund(s) in the Income Segment. If you exercise this option, the GLWB will provide you with a Guaranteed Lifetime Withdrawal Benefit, provided all conditions, described below, are met.

GLWB Accumulation Phase

The GLWB Accumulation Phase begins when you make a GLWB election by investing in a Covered Fund(s) in the Income Segment. The GLWB Accumulation Phase ends when you elect to begin taking GAWs. During the Accumulation Phase, a Benefit Base will be established which will be used later to determine, in part, the amount of your GAWs. You may elect the GLWB by allocating contributions to the Covered Fund(s) on any Business Day as long as you are younger than age 85 on the GLWB Rider Election Date. We will record the GLWB Rider Election Date.

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Guarantee Benefit Fee

The annual Guarantee Benefit Fee is assessed quarterly, in arrears, during the GLWB Accumulation Phase and GAW Phase. One-fourth of the Guarantee Benefit Fee is deducted quarterly from your Covered Fund(s) Value no later than the 10th Business Day of the month following the calendar quarter end. The Guarantee Benefit Fee will be calculated based on your Covered Fund(s) Value, subject to the Benefit Base cap, as of the date of the deduction. The Benefit Base may or may not equal the Covered Fund Value at the time the Guarantee Benefit Fee is calculated. The Benefit Base will always equal the Covered Fund Value when the Guarantee Benefit Fee is calculated on a Ratchet Date. We reserve the right to change the frequency of the deduction upon thirty (30) days prior written notice. The Guarantee Benefit Fee will not be assessed during the GLWB Settlement Phase.

The first Guarantee Benefit Fee you pay will be pro-rated based on the portion of the quarter in which you allocated Contributions to the Covered Fund(s). The current Guarantee Benefit Fee is 1.00% of the Covered Fund(s) Value held in the Income Segment. We reserve the right to change the frequency and amount of the Guarantee Benefit Fee for any reason, including, but not limited to, current market conditions, Owner demand, and changes in the design, upon thirty (30) days prior written notice to you. However, the Guarantee Benefit Fee will never be less than 0.70% or greater than 1.50% of your Income Segment Covered Fund(s) Value. We determine the Guarantee Benefit Fee based on observations of a number of long-term experience factors, including, but not limited to, interest rates, volatility, investment returns, expenses, mortality, and lapse rates. As an example, if mortality experience improves faster than we have anticipated, and the population in general is expected to live longer than initially projected, we might increase the Guarantee Benefit Fee to reflect our increased probability of paying longevity benefits. However, improvements in mortality experience is provided as an example only, we reserve the right to change the Guarantee Benefit Fee at our discretion and for any reason, whether or not these experience factors change (although we will never increase the fee above the maximum or decrease the fee below the minimum). We do not need the happening of any event before we may change the Guarantee Benefit Fee.

Any change to the fee will affect all assets in the Covered Fund(s) in the Income Segment.

If you terminate the GLWB Rider, a final pro-rated Guarantee Benefit Fee will be deducted based on the portion of the last quarter that the GLWB Rider was in effect.

The Covered Fund(s)

The GLWB Rider only applies to Covered Funds approved by Great-West for use in the Income Segment. The approved Covered Fund is the Maxim SecureFoundation® Balanced Portfolio—Class L, described in The Portfolios on page 15.

We may, without your consent, offer new Covered Fund(s) or cease offering Covered Fund(s). We will notify you whenever the Covered Fund(s) are changed. If a Covered Fund is closed by Great-West, you will maintain your Benefit Base and all rights under the Rider unless and until you Transfer assets out of the Covered Fund or terminate your Contract. Great-West shall complete the allocations between the Covered Fund(s) as disclosed in the notice as of the effective date of the change. Such allocation will remain in effect until you Request a different allocation.

Covered Fund Value

Your Covered Fund Value is the aggregate value of each Covered Fund. Your Covered Fund Value may increase with positive market performance or by Contributions to the Income Segment. Your Covered Fund Value may decrease with negative market performance, deduction of the Guaranteed Benefit Fee or by taking an Excess Withdrawal or Guaranteed Annual Withdrawals. Your Guaranteed Benefit Fee will be calculated based on your the Covered Fund Value as of the date the fee is deducted each quarter.

The Benefit Base

The Benefit Base is separate from your Covered Fund(s) Value. It is not a cash value. Rather, your Benefit Base is used to calculate Installment Payments during the GAW Phase and the Settlement Phase. Your Benefit Base and your Covered Fund(s) Value may not be equal to one another. Although your Benefit Base is related to your Covered Fund Value, in that your Benefit Base will be ratcheted up if the Covered Fund Value is greater than your Benefit Base on the Ratchet Date, at all other times during

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the year your Covered Fund Value may be higher or lower depending on market performance and other factors impacting the Covered Fund. Your Initial Benefit Base is the sum of all Contributions initially allocated to the Covered Fund(s) in the Income Segment on the GLWB Rider Election Date.

Each Covered Fund will have its own Benefit Base. A Covered Fund Benefit Base cannot be transferred to another Covered Fund unless we require a Transfer as a result of the Covered Fund being eliminated or liquidated.

•	We increase your Benefit Base on a dollar-for-dollar basis each time you make a Contribution to a Covered Fund(s).

•	We decrease your Benefit Base on a proportionate basis each time you make an Excess Withdrawal.

•

On each Ratchet Date during the GLWB Accumulation Phase and the GAW Phase, we will increase your Benefit Base to equal your current Covered Fund Value if your Covered Fund Value is greater than your Benefit Base. (If so, your Benefit Base will then reflect positive Covered Fund performance.)

•	On each Ratchet Date during the GAW Phase, we will adjust your Benefit Base to equal your Current Covered Fund Value if an Interest Rate Reset as described below results in a higher GAW Amount.

A few things to keep in mind regarding the Benefit Base:

•

The Benefit Base is used only for purposes of calculating your Installment Payments during the GAW Phase and the GLWB Settlement Phase. It has no other purpose. The Benefit Base does not provide and is not available as a cash value or settlement value.

•	It is important that you do not confuse your Benefit Base with the Covered Fund(s) Value.

•

During the GLWB Accumulation Phase and the GAW Phase, the Benefit Base will be re-calculated on an annual basis, as described below, and each time you make a GLWB Rider Contribution or take an Excess Withdrawal.

Subsequent Contributions to Your Covered Fund(s).

During the GLWB Accumulation Phase, you may make additional Contributions to the Covered Fund(s) in addition to your initial Contribution. Additional GLWB Rider Contributions may not be made after the GLWB Accumulation Phase ends. Any subsequent GLWB Rider Contribution is subject to any minimum investment or transfer requirements imposed by the Contract. Please see the Covered Fund(s) prospectus for more information.

All additional GLWB Rider Contributions made after the GLWB Rider Election Date will increase the Benefit Base dollar-for-dollar on the date the Contribution is made. We will not consider the additional purchase of shares of a Covered Fund(s) through reinvested dividends, capital gains, and/or settlements to be a GLWB Rider Contribution. However, they will increase the Covered Fund(s) Value.

We reserve the right to refuse to accept additional GLWB Rider Contributions at any time and for any reason. Great-West will provide you with 30 days prior written notice if it determines not to accept additional GLWB Rider Contributions. If Great-West refuses additional GLWB Rider Contributions, you will retain all other rights under the GLWB Rider.

Annual Adjustments to Your Benefit Base

During the Accumulation Phase, a Ratchet Date is the anniversary of the Owner’s GLWB Rider Election Date and each anniversary thereafter. On each Ratchet Date, we will evaluate your Benefit Base, and will adjust your Benefit Base to equal the greater of:

•	your current Benefit Base; or

•	your current Covered Fund(s) Value.

It is important to be aware that even though your Covered Fund(s) Value may increase throughout the year due to capital appreciation, the Benefit Base will not similarly increase until the next Ratchet Date. Unlike Covered Fund(s) Value, your Benefit Base will never decrease solely due to negative Covered Fund(s) performance. It is important to note that annual adjustments to your Benefit Base will not impact your Covered Fund Value. Your Covered Fund Value can only increase or decrease as described above.

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Benefit Base Cap

The Benefit Base may not exceed $5 million. Any value over $5 million will be considered excess Covered Fund(s) Value and will not be used to calculate GAWs. An Owner may Transfer or Distribute any excess Covered Fund(s) Value on a dollar for dollar basis without reducing the Benefit Base and such transfers will not be considered an Excess Withdrawal. However, if the Covered Fund(s) Value falls below $5 million due to an Excess Withdrawal, the Benefit Base will be adjusted as described below.

Excess Withdrawals

The Benefit Base may be adjusted as a result of Excess Withdrawals. During the GLWB Accumulation Phase, except as described above with respect to the Benefit Base Cap, any withdrawals or Transfers from your Covered Fund(s) Value will be categorized as Excess Withdrawals.

You may make withdrawals or change your investments at any time and in any amount that you wish, subject to any federal tax limitations. Additionally, any withdrawals to satisfy your required minimum distribution obligations under the Code (IRA owners only) will be considered an Excess Withdrawal if taken during the GLWB Accumulation Phase.

You should carefully consider the effect of an Excess Withdrawal on both the Benefit Base and the Covered Fund(s) Value during the GLWB Accumulation Phase, as this may affect your future benefits under the GLWB Rider. You are solely responsible for any adverse consequences that may result from any Distributions or withdrawals. You should consult with a financial advisor prior to taking a Distribution or making a withdrawal. In the event you decide to take an Excess Withdrawal, as discussed below, your Covered Fund(s) Value will be adjusted dollar-for-dollar in the amount of the Excess Withdrawal. The Benefit Base will be adjusted at the time the Excess Withdrawal is made by the ratio of the Covered Fund(s) Value immediately after the Excess Withdrawal to the Covered Fund(s) Value immediately before the Excess Withdrawal. Accordingly, your Benefit Base could be reduced by more than the amount of the withdrawal.

Types of Excess Withdrawals

A Distribution or Transfer during the GLWB Accumulation Phase is considered an Excess Withdrawal. An Excess Withdrawal will reduce your Benefit Base and Covered Fund(s) Value. A Distribution occurs when money is paid to you. A Transfer is the movement of money from one Covered Fund to another Covered Fund. If you Transfer any amount out of a Covered Fund, then you will be prohibited from making any Transfers into the same Covered Fund for at least ninety (90) calendar days.

Numerical Example

Excess Withdrawals during the GLWB Accumulation Phase are illustrated as follows:

Covered Fund Value before the Excess Withdrawal adjustment = $50,000

Benefit Base = $100,000

Excess Withdrawal amount: $10,000

Covered Fund Value after adjustment= $50,000 - $10,000 = $40,000

Covered Fund Value adjustment = $40,000/$50,000 = 0.80

Adjusted Benefit Base = $100,000 x 0.80 = $80,000

Fees Associated with the Covered Fund(s).

Neither the Guarantee Benefit Fee, the mortality and expense charge, nor any other fees or charges assessed to the Covered Fund(s) Value as directed by a financial advisor and as agreed to by Great-West shall be treated as an Excess Withdrawal. Additionally, you may make a withdrawal of up to 1.5% of the Covered Fund(s) Value to pay for asset management or advisory service fees associated with the Income Segment without the withdrawal being considered an Excess Withdrawal. If these fees exceed 1.5% of the Covered Fund(s) Value, and the entire amount of the fees are withdrawn from the Covered Fund(s) Value, the amount withdrawn above the 1.5% limit will be considered an Excess Withdrawal and will reduce the Benefit Base as described above.

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Note: The GLWB Rider does not require us to warn you or provide you with notice regarding potentially adverse consequences that may be associated with any withdrawals or other types of transactions involving your Covered Fund. You should carefully monitor your Covered Fund, any withdrawals from your Covered Fund, and any changes to your Benefit Base. You may contact us at 1-877-723-8723 for information about your Benefit Base.

Treatment of a Distribution During the GLWB Accumulation Phase.

At the time of any partial or periodic Distribution, if the Covered Person is 59  1/2 years of age or older, you may elect to begin the GAW Phase (as described below) and begin receiving GAWs at that time. If you choose not to begin the GAW Phase, the Distribution will be treated as an Excess Withdrawal and will reduce your Covered Fund(s) Value and your Benefit Base (as described above).

If the Covered Person is not yet 59  1/2 years old, then any partial or periodic Distribution will be treated as an Excess Withdrawal as described above.

Any Distribution made during the Accumulation Phase to satisfy any contribution limitation imposed under federal law will be considered an Excess Withdrawal at all times. You should consult a qualified tax advisor regarding contribution limits and other tax implications.

Death During the GLWB Accumulation Phase

In the case of a Nonqualified Contract, if an Owner dies before the Initial Installment Date, the GLWB will terminate and the Covered Fund(s) Value shall be paid to the Beneficiary in accordance with the terms of the Contract (unless an election to continue the Contract is made by a Spouse Beneficiary as provided in this section).

If a Spouse Beneficiary who was legally married to the deceased Owner under applicable federal law as of the date of death becomes the sole Owner and Beneficiary under the terms of the Contract, the Spouse Beneficiary may continue the Contract and maintain the deceased Owner’s current Benefit Base as of the date of death. In this case, the Ratchet Date will continue to be the same date as it was under the deceased Owner. A Spouse Beneficiary also has the option to establish a new GLWB Rider Election Date with a new Benefit Base based on the current Covered Fund Value. In this case, the Ratchet Date will be the anniversary of the new GLWB Rider Election Date. In either situation, the Spouse Beneficiary shall become the sole Owner. The new Owner will be subject to all terms and conditions of the GLWB Rider, Contract and the Code, if applicable. Any election made by a Spouse Beneficiary pursuant to this section is irrevocable.

A non-Spouse Beneficiary cannot elect to maintain the Benefit Base. Upon the death of the Owner, the deceased Owner’s Covered Fund Value will be liquidated and will be transferred into the Maxim Money Market Sub-Account, or any other fund as approved by Great-West, and distributed to the non-Spouse Beneficiary.

GAW Phase

The GAW Phase begins when you elect to receive GAWs under the GLWB Rider. The GAW Phase continues until the Covered Fund(s) Value reaches zero and the GLWB Settlement Phase begins. The GAW Phase cannot begin until all Covered Persons attain age 59  1/2.

In order to initiate the GAW Phase, you must submit a written Request to Great-West. At that time, you must provide sufficient documentation in good order and in a manner reasonably satisfactory to Great-West for Great-West to determine the age of each Covered Person. You may also begin the GAW Phase by initiating a Distribution while you are in the GLWB Accumulation Phase and the Covered Person(s) is 59  1/2 years of age or older. At that time, you may elect to begin receiving Installments and establish your GAW%. If you choose not to establish the GAW%, the Distribution will be treated as an Excess Withdrawal and the GAW Phase will not begin. If the Covered Person(s) is not yet 59  1/2 years old, then any partial or periodic Distribution will be treated as an Excess Withdrawal and the GAW Phase will not begin. In these situations, the Benefit Base will be adjusted by the ratio of the Covered Fund(s) Value after the Excess Withdrawal to the previous Covered Fund(s) Value.

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Because the GAW Phase cannot begin until all Covered Persons under the GLWB Rider attain age 59  1/2, any Distributions taken before then will be considered Excess Withdrawals and will be deducted from the Covered Fund(s) Value and Benefit Base. See GLWB Accumulation Phase for more information. No GLWB Rider Contributions may be made to the Covered Fund(s) on and after the Initial Installment Date, which is the date that GAWs begin. If the Annuity Account is not held jointly, the Owner’s Spouse must be the sole Beneficiary. Installments will not begin until such change is made.

Because of decreasing life expectancy as you age, in certain circumstances, the longer you wait to start taking GAWs, the less likely it is that you will benefit from your GLWB Rider. On the other hand, the earlier you begin taking GAWs, the lower the GAW Percentage you will receive and therefore the lower your GAWs (if any) will be. You should talk to your advisor before initiating the GAW Phase to determine the most financially beneficial time for you to begin taking GAWs.

Calculation of Guaranteed Annual Withdrawals

It is important that you understand how the GAW is calculated because it will affect the benefits you receive under the GLWB Rider. Once you initiate the GAW Phase by submitting a Request to begin receiving GAW payments, we will verify the age of the Covered Person(s) and then determine the amount of the GAW.

To determine the amount of the GAW, we will compare the current Benefit Base to the current Covered Fund Value on the Initial Installment Date. If the Covered Fund Value is greater than the Benefit Base, we will increase the Benefit Base to equal the Covered Fund Value, and the GAW will be based on the increased Benefit Base amount.

During the GAW Phase, your Benefit Base may receive an annual adjustment. This adjustment is discussed below, and, if applicable, will occur on your Ratchet Date. Your Ratchet Date will become the anniversary of the Initial Installment Date and will no longer be the anniversary of the Election Date as it was during the GLWB Accumulation Phase.

We use your Benefit Base to calculate the GAW you receive. However, even though the Benefit Base may be adjusted annually, your GAW% will not change unless there is an Interest Rate Reset of the GAW%. See Annual Review of Your GAW% below.

It is important to note that Installments during the GAW Phase will reduce your Covered Fund(s) Value on a dollar-for-dollar basis, but they will not reduce your Benefit Base.

Calculation of Installment Amount.

The GAW% is based in part on the age of the Covered Person(s) as of the date we calculate the first Installment and the current 10-year Treasury Yield as of the previous weekly closing yield as of the last Business Day of the week prior to beginning Installments. If there are two Covered Persons, the GAW% is based on the age of the younger Covered Person multiplied by the Joint Withdrawal Adjustment of 0.90.

The GAW% for a single Covered Person, subject to a minimum and maximum GAW%, is based on the following schedule:

Guaranteed Annual Withdrawal % Table
10 yr T	59 1/2 - 64	65 - 69	70 +
<4%	3.00%	4.00%	4.50%
4% - 4.99%	3.15%	4.50%	4.95%
5% - 5.99%	3.85%	5.50%	6.05%
6% - 6.99%	4.55%	6.50%	7.15%
7% - 7.99%	5.25%	7.50%	8.25%
8%+	5.60%	8.00%	8.30%

For Joint Covered Persons, the same table is used and based on the age of the youngest Covered Person but an additional adjustment, the Joint Withdrawal Adjustment, of 0.90 is applied.

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To calculate the GAW, we multiply the Benefit Base by the GAW%, calculated based on the table above, on the Initial Installment Date. The amount of the Installment equals the GAW divided by the number of payments per year under the elected Installment Frequency Option, as described below.

Numerical Examples of the Guaranteed Annual Withdrawal.

Scenario #1:	72 Year Old Single Covered Person

10YR = 5.42%

Benefit Base = $80,000
Single GAW%: 6.05%, (See Guaranteed Annual Withdrawal % Table: Row: 5% - 5.99%; Column: 70+)
GAW = $4,840 ($80,000 x 6.05%)

Scenario #2:	68 Year Old Joint Covered Person with a 63 Year Old Spouse

10YR Rate = 6.44%

Benefit Base = $80,000
Single GAW%: 4.55% (See Guaranteed Annual Withdrawal % Table: Row: 6% - 6.99%; Column: 59 1/2 - 64)
Joint GAW% = 4.55% x 0.90 = 4.095% (Single GAW% x Joint Withdrawal Adjustment)
GAW = $3,276 ($80,000 x 4.095%)

Scenario #3:	60 Year Old Single Covered Person

10YR = 3.7%

Benefit Base = $80,000
Single GAW%: 3.0% (See Guaranteed Annual Withdrawal % Table: Row: <4%; Column: 59 1/2 - 64)
GAW = $2,400 ($80,000 x 3.0%)

Scenario #4:	71 Year Old Joint Covered Person with a 65 Year Old Spouse
10YR = 3.0%

Benefit Base = $80,000

Single GAW%: 4.00% (See Guaranteed Annual Withdrawal % Table: Row: <4%; Column: 65 - 69)

Joint GAW% = 4.00% x 0.90 = 3.60% (Single GAW% x Joint Withdrawal Adjustment)

GAW = $2,880 ($80,000 x 3.6%)

Any election which affects the calculation of the GAW is irrevocable. Please consider all relevant factors when making an election to begin the GAW Phase. For example, an election to begin receiving Installments based on a sole Covered Person cannot subsequently be changed to joint Covered Persons once the GAW Phase has begun. Similarly, an election to receive Installments based on joint Covered Persons cannot subsequently be changed to a sole Covered Person. Installments will reduce the Covered Fund(s) Value on a dollar-for-dollar basis.

Installment Frequency Options.

Your Installment Frequency Options are as follows:

(a)	Annual – the GAW will be paid on the Initial Installment Date and each anniversary annually, or next business day, thereafter.

(b)	Semi-Annual – half of the GAW will be paid on the Initial Installment Date and in Installments every 6 month anniversary, or next business day, thereafter.

(c)	Quarterly – one quarter of the GAW will be paid on the Initial Installment Date and in Installments every 3 month anniversary, or next business day, thereafter.

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(d)	Monthly – one-twelfth of the GAW will be paid on the Initial Installment Date and in Installments every monthly anniversary, or next business day, thereafter.

You may Request to change the Installment Frequency Option starting on each Ratchet Date during the GAW Phase.

Lump Sum Distribution Option

At any time during the GAW Phase, if you are receiving Installments more frequently than annually, you may elect to take a lump sum Distribution up to the remaining scheduled amount of the GAW for that year.

Numerical Example of Lump Sum Distribution

Assume the following:

GAW = $4,800 with a monthly distribution of $400

Three monthly Installments have been made (3 x $400 = $1,200)

Remaining GAW = GAW – paid Installments to date = $4,800 - $1,200 = $3,600

So, a Lump Sum Distribution of $3,600 may be taken.

Suspending and Re-Commencing Installments After a Lump Sum Distribution

It is your responsibility to Request the suspension of the remaining Installments that are scheduled to be paid during the year until the next Ratchet Date. If you choose not to suspend the remaining Installments for the year, an Excess Withdrawal may occur. (SeeEffect of Excess Withdrawals During the GAW Phase described below).

After receiving a Lump Sum Distribution and suspending Installments, you must notify Great-West that you wish to recommence Installment payments for the next year. Great-West must receive notice 30 calendar days before the next Ratchet Date that you wish to recommence payments; otherwise, Great-West will not make any Installments. The Ratchet Date will not change if Installments are suspended.

The Owner is solely responsible for any adverse consequences that may result of any Distributions or withdrawals. The Owner should consult with a financial advisor prior to making any withdrawals.

Annual Review of Your GAW%

Once a year, on your Ratchet Date, we will review your GAW and may make an adjustment by increasing your GAW amount. This adjustment, if applicable, will be made either by an Interest Rate Reset or by a Ratchet. We first will determine whether an Interest Rate Reset is applicable. If an Interest Rate Reset is applicable, the GAW will automatically increase to the higher GAW amount. We then will determine if a Ratchet is applicable and results in a higher GAW. If neither calculation is applicable, then no adjustment to the GAW will be made.

Interest Rate Reset. For an Interest Rate Reset, we will calculate a hypothetical GAW by multiplying the Covered Fund(s) Value, subject to the Benefit Base cap, by a GAW% based on the current 10YR and your age on the Initial Installment Date (and including the Joint Withdrawal Adjustment, if applicable). We will then compare the result of that hypothetical calculation to your previous GAW to determine if the hypothetical GAW is higher than your previous GAW. If so, we will adjust the GAW to the higher amount and will adjust the Benefit Base to equal the current Covered Fund Value. An adjustment to the GAW will increase or decrease the Benefit Base.

Ratchet. Just like the Accumulation Phase, we will compare the Covered Fund Value to determine if it exceeds the Benefit Base. If so, we will adjust the Benefit Base to equal the Covered Fund Value. For purposes of determining whether the Ratchet is more favorable than both the current GAW and the Interest Rate Reset, we will calculate a hypothetical GAW based on the Ratchet’s adjusted Benefit Base and prior year’s GAW%. We will then compare that to the current GAW and the GAW that would result from an Interest Rate Reset, as demonstrated in the examples below.

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Numerical Example #1:	When Interest Rate Reset is More Beneficial than Ratchet:

On Initial Installment Date:	71 Year Old Single Covered Person
Covered Fund Value = $108,000
Benefit Base = $120,000
10YR on Initial Installment Date = 5.76% GAW% = 6.05% (See Guaranteed Annual Withdrawal % Table: Row: 5% - 5.99%; Column: 70+) GAW = $7,260 (GAW% of 6.05% x Benefit Base of $120,000)

On 5th Anniversary of Initial Installment Date:	Customer is now a 76 Year Old Single Covered Person
Covered Fund Value - $90,000
Current 10YR = 7.41%

Interest Rate Reset:	• GAW% = 8.25% (See Guaranteed Annual Withdrawal % Table: Row: 7% - 7.99%; column: 70+)
• Interest Rate Reset Calculation = $7,425 (GAW% of 8.25%x Covered Fund Value of $90,000)
• Since Interest Rate Reset calculation of $7,425 is higher than current GAW of $7,260 then the new GAW = $7,425

Ratchet:	• Ratchet Calculation = $5,445 (GAW% of 6.05% x Covered Fund of $90,000)
• Since Ratchet Calculation is lower than the current GAW of $7,260 then no Ratchet

Result:	• NEW GAW = $7,425
• NEW BENEFIT BASE = $90,000
• NEW GAW% = 8.25%

Numerical Example #2:	When Ratchet is More Beneficial than Interest Rate Reset:

On Initial Installment Date:	71 Year Old Single Covered Person
Covered Fund Value = $108,000
Benefit Base = $120,000
10YR on Initial Installment Date = 5.76%
GAW% = 6.05% (See Guaranteed Annual Withdrawal % Table: Row: 5% - 5.99%; Column: 70+)
GAW = $7,260 (GAW% of 6.05% x Benefit Base of $120,000)

On 5th Anniversary of Initial Installment Date:	Customer is now a 76 Year Old Single Covered Person
Covered Fund Value - $140,000
Current 10YR = 3.98%

Interest Rate Reset:	• GAW% = 4.50% (See Guaranteed Annual Withdrawal % Table: Row: <4%; Column: 70+)
• Interest Rate Reset Calculation = $6,300 (GAW% of 4.50% x Covered Fund Value of $140,000)
• Since Interest Rate Reset calculation of $6,300 is lower than current GAW of $7,260 then the GAW = $7,260

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Ratchet	• Ratchet Calculation = $8,470 (GAW% of 6.05% x Covered Fund Value of $140,000)
• Since Ratchet Value Calculation of $8,470 is higher than the current GAW of $7,260 then the new GAW = $8,470

Result:	• NEW GAW = $8,470
• NEW BENEFIT BASE = $140,000
• GAW% = 6.05% (no change)

Numerical Example #3:	Neither Ratchet nor Interest Rate Reset is beneficial:

On Initial Installment Date:	71 Year Old Single Covered Person
Covered Fund Value = $108,000
Benefit Base = $120,000
10YR on Initial Installment Date = 5.76%
GAW% = 6.05% (See Guaranteed Annual Withdrawal % Table: Row: 5% - 5.99%; Column: 70+)
GAW = $7,260 (GAW% of 6.05% x Benefit Base of $120,000)

On 5th Anniversary of Initial Installment Date:	Customer is now a 76 Year Old Single Covered Person
Covered Fund Value - $100,000
Current 10YR = 4.54%

Interest Rate Reset:	• GAW% = 4.95% (See Guaranteed Annual Withdrawal % Table: Row: 4% - 4.99%; Column: 70+)
• Interest Rate Reset Calculation = $4,950 (GAW% of 4.95% x Covered Fund Value of $100,000)
• Since Interest Rate Reset calculation of $4,950 is lower than current GAW of $7,260 then the GAW = $7,260

Ratchet	• Ratchet Calculation = $6,050 (GAW% of 6.05% x Covered Fund Value of $100,000)
• Since Ratchet Value Calculation of $6,050 is lower than the current GAW of $7,260 then the GAW = $7,260

Result:	• No Change: GAW, Benefit Base and GAW% stay the same as prior year
• GAW = $7,260 (no change)
• BENEFIT BASE = $120,000 (no change)
• GAW% = 6.05% (no change)

Payments on Death During GAW Phase

If an Owner Dies After the Initial Installment Date as a Single Covered Person for Non-Qualified Contracts

If an Owner dies after the Initial Installment date without a second Covered Person, the GLWB will terminate and no further Installments will be paid. If the death occurs before the GLWB Settlement Phase, the remaining Covered Fund Value will be liquidated and will be transferred into the Maxim Money Market Sub-Account(s), or any other fund as approved by Great-West, and distributed to the Beneficiary. If permitted by the Contract and the Code, if applicable, the Beneficiary may elect to have a new Contract issued with the Beneficiary as the sole Owner and Covered Person and Owner, in which event an initial Benefit Base shall be established and he or she will be subject to all terms and conditions of the Contract and the Code, if applicable. Any election made by the Beneficiary is irrevocable.

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If an Owner Dies After the Initial Installment Date while Second Covered Person is Living for Non-Qualified Contracts

Upon the death of an Owner after the Initial Installment Date, and while a second Covered Person who was legally married to the deceased Owner under applicable federal law on the date of death is still living, the surviving Covered Person will become the sole Owner and Beneficiary (if permitted by the terms of the Contract and the Code, if applicable), and he or she will acquire all rights under the Contract and will continue to receive GAWs based on the deceased Owner’s election. Installments may continue to be paid to the surviving Covered Person based on the GAW% for Joint Covered Persons. Installments will continue to be paid to the surviving Covered Person until his or her death and, upon death, the surviving Covered Person’s beneficiary will receive any remaining Covered Fund(s) Value if such death occurs before the GLWB Settlement Phase. Alternatively, the surviving Covered Person may elect to receive his or her portion of the Covered Fund(s) Value as a lump sum Distribution. In either situation the Ratchet Date will be the date when the Annuity Account is established.

To the extent the surviving Covered Person/Beneficiary becomes the sole Owner, he or she will be subject to all terms and conditions of the Contract, the GLWB Rider and the Code, if applicable.

Any election made by the Beneficiary pursuant to this section is irrevocable.

If the Owner Dies After the Initial Installment Date as a Single Covered Person for Qualified Contracts

If the Owner dies after the Initial Installment Date without a second Covered Person, the GLWB will terminate and no further Installments will be paid. If the death occurs before the GLWB Settlement Phase, the remaining Covered Fund Value shall be distributed to the Beneficiary in accordance with the terms of the Contract. If permitted by the Contract and the Code, the Owner’s Beneficiary may elect to continue the Contract in which event an initial Benefit Base shall be established and he or she will be subject to all terms and conditions of the GLWB Rider and the Code. Any election made by the Beneficiary is irrevocable.

If the Owner Dies After the Initial Installment Date while Second Covered Person is Living for Qualified Contracts

Upon the death of an Owner after the Initial Installment Date, and while the second Covered Person is still living, the second Covered Person/Beneficiary may elect to become an Owner (if permitted by the Contract and the Code) and he or she will acquire all rights under the GLWB Rider and continue to receive GAWs based on the original Owner’s election. Installments may continue to be paid to the surviving Covered Person based on the GAW% for Joint Covered Persons. Installments will continue to be paid to the surviving Covered Person until his or her death and, upon death, the surviving Covered Person’s beneficiary will receive any remaining Covered Fund Value. Alternatively, he or she may elect to receive his or her portion of the Covered Fund Value as a lump sum Distribution or can separately elect to become an Owner. In either situation the Ratchet Date will be the date when the Account is established.

To the extent the Beneficiary becomes an Owner, he or she will be subject to all terms and conditions of the GLWB Rider and the Code.

Effect of Excess Withdrawals During the GAW Phase

After the Initial Installment Date, the portion of Distributions or Transfers, that, combined with all other amounts, exceeds the GAW amount will be considered an Excess Withdrawal. The Benefit Base will be adjusted by the ratio of the new Covered Fund(s) Value (after the Excess Withdrawal) to the previous Covered Fund(s) Value (before the Excess Withdrawal). If an Excess Withdrawal occurs, the GAW and current Benefit Base will be adjusted on the next Ratchet Date.

If an Owner requests a Distribution or Transfer over the telephone, Great-West will advise the Owner whether such Distribution or Transfer will be considered an Excess Withdrawal and/or advise the maximum amount that he or she could receive prior to the Distribution or Transfer being considered an Excess Withdrawal. Alternatively, if an Owner makes a Request in writing, Great-West will advise the Owner that Excess Withdrawals could reduce future benefits by more than the dollar amount of the

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Excess Withdrawal and that the Owner may contact Great-West by telephone to determine whether, as of the date of the Request, the requested Distribution or Transfer would be considered an Excess Withdrawal. The actual dollar effect of such Distribution or Transfer will be determined as of the date that the Request is received by Great-West, subject to the terms set forth in the written Request.

Numerical Example:

Covered Fund Value before GAW =	$55,500

Benefit Base =	$100,000

GAW % =	5.5%

GAW Amount =	$100,000 x 5.5% = $5,500

Total annual withdrawal:	$10,500
Excess Withdrawal =	$10,500 – $5,500 = $5,000

Covered Fund Value after GAW =	$55,500 – $5,500 = $50,000

Covered Fund Value after Excess Withdrawal =	$50,000 – $5,000 = $45,000

Adjustment due to Excess Withdrawal =	$45,000/$50,000 = 0.90

Adjusted Benefit Base =	$100,000 x 0.90 = $90,000

Adjusted GAW Amount =	$90,000 x 5.5% = $4,950

(Assuming no GAW increase on succeeding Ratchet Date)

GLWB Settlement Phase

The GLWB Settlement Phase begins when the Covered Fund(s) Value has reduced to zero as a result of negative Covered Fund(s) performance, payment of the Guarantee Benefit Fee, certain other fees (e.g., Mortality and Expense fees, advisory fees or asset management fees), and/or GAWs, but the Benefit Base is still positive.

When the GLWB Settlement Phase begins, if the remaining Covered Fund(s) Value is less than the amount of the final Installment in the GAW Phase, Great-West will pay the remaining balance of the Installment within 7 days from the Installment Date. Installments continue for your life under the terms of the GLWB Rider, but all other rights and benefits under the GLWB Rider will terminate. Installments will continue in the same frequency as previously elected, and cannot be changed during the Settlement Phase.

Distributions and Transfers are not permitted during the Settlement Phase.

During the Settlement Phase, the Guarantee Benefit Fee will not be deducted. When the last Covered Person dies during the Settlement Phase, the Rider will terminate and no Installments will be paid to the Beneficiary.

Divorce and the Income Segment

Divorce During the GLWB Accumulation Phase – Non-Qualified Contracts

If the Annuity Account is transferred or split pursuant to a settlement agreement or a court-issued divorce Decree before the Initial Installment Date, the Owner(s) must immediately notify us and provide a copy of the Decree and any other information that we may require.

If the former Spouse of the Owner becomes the sole Owner of the Annuity Account by a settlement agreement or a court-issued divorce Decree, the Owner may request that the Contract be reissued with the former Spouse as the sole Owner, otherwise the Contract and GLWB Rider will be terminated. If the Contract is so reissued, the current Benefit Base will be maintained.

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If the Annuity Account is divided between the Owner and the Owner’s former Spouse by a settlement agreement or a court-issued divorce Decree, the Owner(s) may request that the Contract be reissued as one new Contract with one of the former Spouses as sole Owner and Covered Person, or as two new Contracts, each with one of the former Spouses as Owner and Covered Person. Otherwise the Contract and GLWB Rider will be terminated. If the Contract is reissued as one new Contract, the Benefit Base will be proportionate to the share of the Covered Fund Value allocated to the former Spouse as of the date of reissuance. If the Contract is reissued as two new Contracts, the Benefit Base will be divided in the same proportion as the respective Covered Fund Values as of the date of reissuance.

Divorce During the GLWB Accumulation Phase – Qualified Contracts

Pursuant to Section 408(d)(6) of the Code and the regulations thereunder, Great-West will make payment to the Alternate Payee and/or establish an Annuity Account on behalf of the Alternate Payee named in a Decree received during the GLWB Accumulation Phase. The Alternate Payee shall be responsible for submitting a Request to begin Distributions in accordance with the Code.

If the Alternate Payee named in the Decree is the Owner’s Spouse during the Accumulation Phase, he or she may elect to become an Owner, either by maintaining the current Benefit Base of the previous Owner, divided pursuant to the terms of the Decree, or establishing a new Benefit Base based on the current Covered Fund Value on the date his or her Annuity Account is established and he or she will continue as an Owner. If the Alternate Payee elects to maintain the current Benefit Base, the Benefit Base will be divided between the Owner and the Alternate Payee in the same proportion as their respective Covered Fund Values pursuant to the terms of the Decree In either situation, the Alternate Payee’s Election Date shall be the date the Annuity Account is established.

To the extent that the Alternate Payee becomes an Owner, she or he will be subject to all terms and conditions of the Contract.

Any election made by the Alternate Payee pursuant to this section is irrevocable

Divorce During the GAW Phase – Non-Qualified Contracts

If the Annuity Account is transferred or split pursuant to a settlement agreement or a court-issued divorce decree after the Initial Installment Date but before the GLWB Settlement Phase, the Owner(s) must immediately notify Great-West and provide the information that Great-West requires.

If the former Spouse of the Owner becomes the sole Owner of the Annuity Account, the Owner(s) may request that the Contract be reissued as a new Contract with the former Spouse as the sole Owner and Covered Person. Otherwise, the Contract will be terminated and any remaining Covered Fund(s) Value shall be distributed to the former Spouse of the Owner in accordance with the terms of the Contract. If the Contract is reissued, the current Benefit Base will be maintained but a new GAW will be computed if and when the new Owner becomes eligible to elect, and elects, to receive the GAW. A new Ratchet Date will be established for the new Owner on the date the new Contract and GLWB Rider are issued.

If the Annuity Account is divided between the Owner and the Owner’s former Spouse, the Owner(s) may request that the Contract be reissued as one new Contract with one of the former Spouses as Owner and Covered Person, or as two new Contracts, each with one of the former Spouses as Owner and Covered Person. Otherwise the Contract will be terminated. If the Contract is reissued as one new Contract, the Benefit Base will be proportionate to the Owner’s share of the Covered Fund(s) Value as of the date of reissuance. If the Contract is reissued as two new Contracts, the Benefit Base will be divided in the same proportion as the respective Covered Fund(s) Values as of the date of reissuance. The GAWs will be calculated based on the Single Covered Person GAW% after the Annuity Accounts are split, and new Ratchet Dates will be established for each Owner on the date the Annuity Accounts are split. In the alternative, the former Spouse of the Owner may establish a new GLWB in the GLWB Accumulation Phase with the Benefit Base based on the current Covered Fund(s) Value on the date his or her Annuity Account is established.

Divorce During the GAW Phase – Qualified Contracts

Pursuant to Section 408(d)(6) of the Code and the regulations thereunder, Great-West will make payment to the Alternate Payee and/or establish an Annuity Account on behalf of the Alternate Payee named in a Decree approved during the Withdrawal Phase. The Alternate Payee shall be responsible for submitting a Request to begin Distributions in accordance with the Code.

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Pursuant to the instructions in the Decree, if there is a single Covered Person, the Benefit Base and GAW will be divided in the same proportion as their respective Covered Fund Values as of the effective date of the Decree. The Owner may continue to receive the proportional GAWs after the Annuity Accounts are split. If the Alternate Payee is the Owner’s Spouse, he or she may elect to receive his or her portion of the Covered Fund Value as a lump sum Distribution or can separately elect to become an Owner.

Pursuant to the instructions in the Decree, if there are two Covered Persons, the Benefit Base and GAW will be divided in the same proportion as their respective Covered Fund Values as of the effective date of the Decree. The Owner may continue to receive the proportional GAWs after the Annuity Accounts are split, based on the amounts calculated pursuant to the joint Covered Persons GAW%. If the Alternate Payee is the Owner’s Spouse, he or she may elect to receive his or her portion of the Covered Fund Value as a lump sum Distribution or can separately elect to continue proportionate GAWs in the Withdrawal Phase based on the amounts calculated pursuant to the joint Covered Persons GAW% after the Annuity Accounts are split. A new Installment anniversary date will be established for the Alternate Payee on the date the Annuity Accounts are split.

In the alternative, the Alternate Payee may establish a new GLWB in the Accumulation Phase with the Benefit Base based on the current Covered Fund Value on the date his or her Annuity Account is established.

To the extent that the Alternate Payee becomes an Owner, he or she will be subject to all terms and conditions of the GLWB Rider and the Code.

Any election made by the Alternate Payee pursuant to this section is irrevocable.

Divorce During the GLWB Settlement Phase

If a Request is made in connection with a divorce, Great-West will divide the Installment pursuant to the terms of any settlement or divorce decree. Installments will continue pursuant to the lives of each payee.

Termination of the GLWB Rider

The GLWB Rider will terminate upon the earliest of:

(a) the date of death of the Owner if there is no surviving Covered Person;

(b) the date there is no longer a Covered Person under the GLWB Rider;

(c) the date the Contract is terminated;

(d) the date the Benefit Base is reduced to zero prior to the GLWB Settlement Phase due to one or more Excess Withdrawals;

(e) the Annuity Commencement Date, if no Installments have been taken;

(f) when the Guarantee Benefit Fee is not received by the Company, when due; or

(g) In those states that the Contract permits you to change the Owner of the Contract or assign the Contract, upon a change in ownership or assignment unless the new Owner or assignee assumes full ownership and is the surviving Spouse of the Owner or if a former Spouse of the Owner becomes the sole Owner pursuant to a settlement agreement or court-issued divorce decree.

If the GLWB is cancelled, the Benefit Base, GAW and any other benefit accrued or received under the GLWB shall terminate. The Owner may not make any subsequent GLWB Rider Contributions into the same Covered Fund(s) until at least ninety (90) calendar days after termination of the GLWB, at which point a new GLWB Rider Election Date shall be recorded. In such an event, the Benefit Base will be based on the current Covered Fund(s) Value on the date the new GLWB is established.

We will not provide Owners with notice prior to termination of the Contract or GLWB Rider and the Guarantee Benefit Fee will not be refunded upon termination of the GLWB Rider.

You should consult with your financial professional to assist you in determining whether the GLWB Rider is suited for your financial needs and investment risk tolerance. The addition of the GLWB Rider to a Contract may not be in your interest since all conditions of the Rider must be met, an additional annual fee is imposed and a Covered Person must remain living for you to receive certain benefits. Furthermore, the GLWB Rider contains different investment options (Covered Funds) and special investment limitations with conditions than otherwise available under the Contract. You should carefully consider each of these factors before deciding if a GLWB Rider is suitable for your needs, especially at older ages.

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Seek Tax Advice

The following discussion of the federal income tax consequences is only a brief summary and is not intended as tax advice. The federal income tax consequences discussed here reflect our understanding of current law and the law may change. Federal estate tax consequences and state and local estate, inheritance, and other tax consequences of ownership or receipt of distributions under a Contract depend on your individual circumstances or the circumstances of the person who receives the distribution. A tax advisor should be consulted for further information.

Federal Tax Matters

The following discussion is a general description of federal income tax considerations relating to the Contract and is not intended as tax advice. This discussion assumes that the Contract qualifies as an annuity contract for federal income tax purposes. This discussion is not intended to address the tax consequences resulting from all situations. If you are concerned about the tax implications relating to the ownership or use of the Contract, you should consult a competent tax advisor before initiating any transaction.

This discussion is based upon our understanding of the present federal income tax laws as they are currently interpreted by the IRS. No representation is made as to the likelihood of the continuation of the present federal income tax laws or of the current interpretation by the IRS. Moreover, no attempt has been made to consider any applicable state or other tax laws.

Because tax laws, rules, and regulations are constantly changing, we do not make any guarantees about the Contract’s tax status.

Taxation of Annuities

Section 72 of the Code governs the taxation of annuities. An owner who is a “natural person” will not generally be taxed on increases, if any, in the value of the Annuity Account Value until a distribution of all or part of the Annuity Account Value is made (for example, withdrawals, GAW payments or annuity payouts under the annuity payout option elected). Under a Grantor Trust, the Grantor, who must be a natural person, is treated as the Owner of the Contract for tax purposes. The taxable portion of a distribution (in the form of a single sum payout or an annuity) is taxable as ordinary income.

Withdrawals

Partial withdrawals, including GAW payments and periodic withdrawals that are not part of an annuity payout, are generally treated as taxable income to the extent that the Annuity Account Value immediately before the withdrawal exceeds the “investment in the Contract” at that time. Full surrenders are treated as taxable income to the extent that the amount received exceeds the “investment in the Contract.” The taxable portion of any withdrawal is taxed at ordinary income tax rates.

The IRS has not provided guidance as to the tax treatment of the charge for the GLWB (the Guarantee Benefit Fee) under the Contract. The IRS could treat the deduction of the Guarantee Benefit Fee from the Covered Fund Value as a deemed withdrawal from the contract subject to current income tax to the extent the amount deemed received exceeds the investment in the Contract and, if applicable, the 10% premature distribution penalty tax. We do not currently report charges for the GLWB as withdrawals, but we will do so in the future if the IRS requires that we do so.

Annuity Payouts

Although the tax consequences will vary depending on the annuity form elected under the Contract, in general, only the portion of the annuity payout that exceeds the exclusion amount will be taxed. The exclusion amount is generally determined by a formula that establishes the ratio of the “investment in the Contract” to the expected return under the Contract. For variable annuity payouts, in general there is no tax on the portion of each payout which represents the same ratio that the “investment in the Contract” allocated to the variable annuity payouts bears to the number of payouts expected to be made (determined by Treasury Department regulations which take into account the Annuitant’s life expectancy and the form of annuity benefit selected). However, the remainder of each annuity payout is taxable. Once the “investment in the Contract” has been fully recovered, the full amount of any additional annuity

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payouts is taxable. If the annuity payments stop as a result of an Annuitant’s death before full recovery of the “investment in the Contract,” you should consult a competent tax advisor regarding the deductibility of the uncovered amount.

The taxable portion of any annuity payout is taxed at ordinary income tax rates.

Penalty Tax

There may be a federal income tax penalty imposed equal to 10% of the amount treated as taxable income. In general, however, there is no penalty tax on distributions:

•	Made on or after the date on which the Owner reaches age 59 1/2.
•	Made as a result of death or disability of the Owner.
•	Received in substantially equal periodic payouts (at least annually) for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and the Beneficiary.

Similar penalties are imposed on premature distributions from Qualified Contracts. For more details regarding this penalty tax and other exemptions that may be applicable, consult a competent tax advisor.

Taxation of Death Benefit Proceeds

Amounts may be distributed from the Contract because of the death of an Owner. Generally such amounts are included in the income of the recipient as follows:

•	If distributed in a lump sum, they are taxed in the same manner as a full withdrawal, as described above.
•	If distributed under an annuity form, they are taxed in the same manner as annuity payouts, as described above.

Distribution at Death

In order to be treated as an annuity contract, the terms of the Contract must provide the following two distribution rules:

•

If the Owner dies before the date annuity payouts start, the entire Annuity Account Value must generally be distributed within five years after the date of death. If payable to a designated Beneficiary, the distributions may be paid over the life of that designated Beneficiary or over a period not extending beyond the life expectancy of that Beneficiary, so long as payouts start within one year of the Owner’s death. If the sole designated Beneficiary is the Owner’s Spouse, the Contract may be continued in the name of the Spouse as Owner.

•

If the Owner dies on or after the date annuity payouts start, and before the entire interest in the Contract has been distributed, payments under the Contract must continue on the same or on a more rapid schedule than that provided for in the method in effect on the date of death.

Diversification of Investments

For a Non-Qualified Contract to be treated as an annuity for federal income tax purposes, the investments of the Sub-Accounts must be “adequately diversified” in accordance with Treasury Department Regulations. If the Series Account or a Sub-Account failed to comply with these diversification standards, a Non-Qualified Contract would not be treated as an annuity contract for federal income tax purposes and the Owner would generally be taxable currently on the excess of the Annuity Account Value over the “investment in the Contract.”

Although we may not control the investments of the Covered Fund(s) or the Portfolios, we expect that the Covered Fund(s) and the Portfolios will comply with such regulations so that the Sub-Accounts will be considered “adequately diversified.” Owners bear the risk that the entire Non-Qualified Contract could be disqualified as an annuity under the Code due to the failure of the Series Account or a Sub-Account to be deemed to be adequately diversified.

Owner Control

In connection with its issuance of temporary and proposed regulations under Section 817(h) in 1986, the Treasury Department announced that those regulations did not “provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the Owner), rather than the insurance company to be treated as the owner of the assets in

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the account” (which would result in the current taxation of the income on those assets to the Owner). In Revenue Ruling 2003-91, the IRS provided such guidance by describing the circumstances under which the owner of a variable contract will not possess sufficient control over the assets underlying the contract to be treated as the owner of those assets for federal income tax purposes. Rev. Rul. 2003-91 states that the determination of whether the owner of a variable contract is to be treated as the owner of the assets held by the insurance company under the contract will depend on all of the facts and circumstances. We do not believe that the ownership rights of an Owner under the Contract would result in any Owner being treated as the owner of the assets of the Contract under Rev. Rul. 2003-91. However, we do not know whether additional guidance will be provided by the IRS on this issue and what standards may be contained in such guidance. Therefore, we reserve the right to modify the Contract as necessary to attempt to prevent an Owner from being considered the owner of a pro rata share of the assets of the Contract.

Transfers or Exchanges

The designation of an Annuitant, Payee, or other Beneficiary who is not also the Owner may result in adverse tax consequences that are not discussed in this Prospectus.

Multiple Contracts

All deferred, Non-Qualified Annuity Contracts that are issued by Great-West (or our affiliates) to the same Owner during any calendar year must be treated as a single annuity contract for purposes of determining the taxable amount.

Withholding

Distributions generally are subject to withholding at rates that vary according to the type of distribution and the recipient’s tax status. Recipients, however, generally are provided the opportunity to elect not to have tax withheld from distributions.

Section 1035 Exchanges

Code Section 1035 provides that no gain or loss shall be recognized on the exchange of one annuity contract for another. Generally, an annuity contract issued in an exchange for another annuity contract is treated as new for purposes of the penalty and distribution at death rules.

If the initial Contribution is made as a result of an exchange or surrender of another annuity contract, we may require that you provide information relating to the federal income tax status of the previous annuity contract to us.

In Revenue Procedure 2011-38, the IRS eased the restrictions on when a partial transfer between annuity contracts will be treated as a tax-free exchange under Code Section 1035. The original restrictions were imposed by Revenue Procedure 2008-24, which set forth the circumstances under which a direct transfer of a portion of the cash surrender value of an existing annuity contract for a second annuity contract would be treated by the IRS as a tax-free exchange.

Under Rev. Proc. 2011-38:

1. The period of time in which cash can be withdrawn from either contract after a partial transfer has been significantly shortened from 12 months beginning on the date of the transfer to 180 days, and

2. Annuity payments that satisfy the newly enacted partial annuitization rule of IRC § 72(a)(2) will not be treated as a distribution from either the old or new contract.

Rev. Proc. 2011-38 is effective for transfers that are completed on or after October 24, 2011.

Please discuss any tax consequences concerning any contemplated or completed transactions with a competent tax advisor.

Assignment

Unless otherwise required by the state in which the Contract is issued, the Owner may not be changed and the Contract may not be transferred, sold, assigned, pledged, charged, encumbered, or in any way alienated.

50

In certain states the Contract permits you to assign your interest in the Contract. In such states, you must submit to us an original or certified copy of the assignment. Once we record the assignment, the Owner’s rights and those of the Beneficiary are subject to the assignment. We are not responsible for the validity of any assignment. In these states, an assignment of the Contract will result in termination of the GLWB Rider except in certain circumstances. See Termination of the GLWB Rider on page 47.

Health Care and Education Reconciliation Act of 2010

The Health Care and Education Reconciliation Act of 2010 (the “Act”) imposes a 3.8% tax in taxable years beginning in 2013 on an amount equal to the lesser of (a) “net investment income”; or (b) the excess of a taxpayer’s modified adjusted gross income over a specified income threshold ($250,000 for married couples filing jointly, $125,000 for married couples filing separately, and $200,000 for everyone else). “Net investment income” is defined for this purpose as including the excess (if any) of gross income from annuities over allowable deductions, as such terms are defined in the Act. The term net investment income does not include any distribution from an IRA or certain other retirement plans or arrangements. Please consult the impact of the Act on you with a competent tax advisor.

Domestic Partnerships, Civil Unions and Same-Sex Marriages

Notwithstanding any language in the Prospectus, Contract or GLWB Rider to the contrary, Great-West will comply with applicable state law with respect to coverage and benefits available to a person who is in a legally-sanctioned domestic partnership or civil union and to their families, or available to a person who is in a legally-sanctioned marriage with the Owner and their families. However, pursuant to the federal Defense of Marriage Act, same-sex marriages are not recognized for purposes of federal law, including the Code. Therefore, certain favorable tax treatment provided by federal tax law to an opposite-sex spouse is not available to a same-sex spouse. Same-sex spouses should consult with a tax advisor prior to purchasing annuity products that provide benefits based upon status as a spouse and prior to exercising any spousal rights under an annuity.

Qualified Contracts

Notwithstanding any provision of the Contract or GLWB Rider, certain provisions apply to Contracts intended to qualify as Individual Retirement Annuities under section 408(b) of the Code:

•	Only the Owner may be the Annuitant of the Contract;
•	Only one Owner may be established under the Contract;
•	The Contract will be established for the exclusive benefit of the Owner and the Beneficiary;
•	The entire interest of the Owner is non-forfeitable;
•

The Contract is non-transferable. The Owner may not borrow any money under the Contract or pledge it as security for a loan. The Owner may not sell, assign or transfer the Contract, unless permitted by a Divorce or Separation Decree.

•

Separate records will be maintained for the interest of each Owner. The Company will furnish an annual calendar year report on the status of the Contract and such information concerning required minimum distributions as is prescribed by the Commissioner of Internal Revenue.

Contributions to Qualified Contracts

Except in the case of a “rollover contribution” as permitted by sections 402(c), 402(e)(6), 403(a)(4), 403(b)(8) 403(b)(10) 408(d)(3) or 457(e)(16) of the Code or a contribution made in accordance with the terms of a Simplified Employee Pension (SEP), as described in § 408(k), no Contributions will be accepted unless they are in cash. The total of such Contributions shall not exceed the maximum as Section 219(b)(5)(A) of the Code may allow, for any taxable year, regardless of whether such Contributions are deductible by the Owner under Section 219(b)(5) of the Code. In the case of an individual who is age 50 or older, the annual cash Contribution limit is increased by the amount as Section 219(5)(B) of the Code may allow for any taxable year.

The Owner shall have the sole responsibility for determining whether any premium payment meets applicable income tax requirements.

51

Required Minimum Distributions from Qualified Contracts

Required Minimum Distributions (“RMDs”) made from the GLWB Rider will only be made in a manner consistent with the required minimum distribution or other provisions of the Code.

It is the responsibility of the Owner to Request payments in accordance with the minimum distribution requirements of the Code. Great-West is not responsible for any penalties resulting from a failure to Request timely payments in the proper amount. The Owner must begin to take payments which satisfy the minimum distribution requirements of the Code no later than April 1 of the calendar year following the calendar year in which the Owner attains age 70  1/2.

Any RMD during the GLWB Accumulation Phase will be considered an Excess Withdrawal.

During the GAW Phase, RMDs will not be considered to be Excess Withdrawals if the required minimum distribution causes the total Distributions to exceed the GAW amount to the extent the RMD amount is attributable to the Covered Fund(s).

The Owner should consult a tax advisor regarding withdrawals to satisfy his or her RMD amount

Distributions Before Death in Qualified Contracts

Notwithstanding any provision of the Contract, GLWB Rider or Endorsement to the contrary, the distribution of the individual’s interest in the Qualified Annuity Contract shall be made in accordance with the requirements of Section 408(b)(3) of the Code and the regulations thereunder.

The Owner’s entire interest in the Contract must be distributed, or begin to be distributed, by the Owner’s required beginning date, which is April 1 of the calendar year following the calendar year in which the Owner reaches age 70  1/2. For that year, and each succeeding year, a distribution must be made on or before December 31. By the required beginning date, the Owner may elect to have the balance in the Contract distributed in one of the following forms:

(a)	a single sum payment;
(b)	equal or substantially equal payments no less frequently than annually over the life of the Owner;
(c)	equal or substantially equal payments no less frequently than annually over the lives of the Owner and the designated Beneficiary;
(d)	equal or substantially equal payments no less frequently than annually over a period not extending beyond the Owner’s life expectancy; or
(e)	equal or substantially equal payments no less frequently than annually over a period not extending beyond the joint life and last survivor expectancy of the Owner and the designated Beneficiary.

All distributions made hereunder shall be made in accordance with section 401(a)(9) of the Code, including the incidental death benefit requirements, and any other applicable regulations.

If payment is not to be made in the form of periodic annuity payments on an irrevocable basis (except for acceleration), the amount to be distributed each year, beginning with the first calendar year for which distributions are required and then for each succeeding calendar year will be determined under the applicable provisions of the Code and the implementing regulations.

Distributions Upon Death in Qualified Contracts

Distributions beginning before death. If the Owner dies after distribution has begun, the remaining portion of such interest will continue to be distributed at least as rapidly as under the method of distribution being used prior to the individual’s death.

Distributions beginning after death. If the Owner dies before distribution has begun, distribution of the individual’s entire interest shall be completed by December 31 of the calendar year containing the fifth anniversary of the individual’s death unless an election is made to receive distribution in accordance with (1) or (2) below:

1)

If the Owner’s interest is payable to a designated Beneficiary, then the entire interest of the individual may be distributed in equal or substantially equal payments over the life or over a period certain not greater than the life expectancy of the designated Beneficiary commencing on or before December 31 of the calendar year immediately following the calendar year in which the Owner died.

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2)

If the designated Beneficiary is the Owner’s surviving Spouse, the date distributions are required to begin in accordance with (1) above shall not be earlier than the later of (A) December 31 of the calendar year immediately following the calendar year in which the individual died or (B) December 31 of the calendar year in which the individual would have attained age 70  1/2.

3)

If the designated Beneficiary is the Owner’s surviving Spouse, the Spouse may treat the Contract as his or her own Qualified Annuity Contract. This election will be deemed to have been made if such surviving Spouse makes a regular Contribution to the Contract, makes a rollover to or from such Contract, or fails to elect any of the above provisions.

Life expectancy is computed by use of the Single Life Table in Q&A 1 of Section 1.401(a)(9)-9 of the regulations. If distributions are being made to a surviving Spouse as the sole designated Beneficiary, such Spouse’s remaining life expectancy for a year is the number in the Single Life Table corresponding to such Spouse’s age in each year after the calendar year of the Owner’s death. In all other cases, remaining life expectancy for a year is the number in the Single Life Table corresponding to the Beneficiary’s age in the year following the calendar year of the individual’s death and reduced by 1 for each subsequent year.

Distribution of the Contracts

We offer the Contracts on a continuous basis. We offer the Contracts for sale through eligible broker/dealers that have entered into selling agreements with GWFS and us. Contracts are sold in those states where the Contract may lawfully be sold by licensed insurance agents who are registered representatives. Any eligible broker/dealers will be registered as a broker/dealer under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and members of FINRA. GWFS may also offer the Contract directly to potential purchasers.

GWFS is the principal underwriter and distributor of the Contracts and is a wholly-owned subsidiary of Great-West. GWFS is registered with the SEC as a broker/dealer under the Exchange Act and is a member of FINRA. Its principal offices are located at 8515 East Orchard Road, Greenwood Village, Colorado, 80111.

Great-West (or its affiliates, for purposes of this section only, collectively, “the Company”) pays eligible broker/dealers compensation for the promotion and sale of the Contract. Compensation paid to eligible broker/dealers is not paid directly by the Owner or the Series Account. The Company intends to fund this compensation through a number of sources, such as fees and charges imposed under the Contract and payable to the Company, and from profits on payments received by the Company from Portfolios’ advisers or administrators for providing administrative, marketing, and other support and services to the Portfolios. See Expenses of the Portfolios on page 31 of this Prospectus. The Company pays a portion of these proceeds to eligible broker/dealers for distribution services.

As compensation for distribution services and some Contract administrative services, the Company pays eligible broker/dealers a fee based on an annual rate of average monthly Series Account assets. The annual rate paid is higher for Sub-Account assets allocated to the Income Segment than those assets allocated to the Investment Segment. The Company also may pay a marketing allowance or allow other promotional incentives or payments to eligible broker/dealers in the form of cash or other compensation, as mutually agreed upon by the Company and eligible broker/dealers, to the extent permitted by FINRA rules and other applicable laws and regulations. You should ask your broker/dealer representative for further information about what compensation he or she, or the eligible broker/dealer, may receive in connection with your purchase of a Contract.

Voting Rights

In general, you do not have a direct right to vote the Portfolio shares held in the Series Account. However, under current law, you are entitled to give us instructions on how to vote the shares. We will vote the shares according to those instructions at regular and special shareholder meetings. If the law changes and we can vote the shares in our own right, we may elect to do so.

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Before the Annuity Commencement Date, you have the voting interest. The number of votes available to you will be calculated separately for each of your Sub-Accounts. That number will be determined by applying your percentage interest, if any, in a particular Sub-Account to the total number of votes attributable to that Sub-Account. You hold a voting interest in each Sub-Account to which your Annuity Account Value is allocated. If you select a variable annuity option, the votes attributable to your Contract will decrease as annuity payouts are made.

The number of votes of a Portfolio will be determined as of the date established by that Portfolio for determining shareholders eligible to vote at the meeting of the Portfolio. Voting instructions will be solicited by communication prior to such meeting in accordance with procedures established by the respective Portfolios.

If we do not receive timely instructions and Owners have no beneficial interest in shares held by us, we will vote according to the voting instructions as a proportion of all Contracts participating in the Sub-Account. If you indicate in your instructions that you do not wish to vote an item, we will apply your instructions on a pro rata basis to reduce the votes eligible to be cast.

Each person or entity having a voting interest in a Sub-Account will receive proxy material, reports, and other material relating to the appropriate Portfolio.

Please note, generally the Portfolios are not required to, and do not intend to, hold annual or other regular meetings of shareholders.

Owners have no voting rights in Great-West.

Rights Reserved by Great-West

We reserve the right to make certain changes we believe would best serve the interests of Owners and Annuitants or would be appropriate in carrying out the purposes of the Contract. Any changes will be made only to the extent and in the manner permitted by applicable laws. Also, when required by law, we will obtain your approval of the changes and approval from any appropriate regulatory authority. Approval may not be required in all cases, however. Examples of the changes we may make include:

•	To operate the Series Account in any form permitted under the 1940 Act or in any other form permitted by law.
•	To Transfer any assets in any Sub-Account to another Sub-Account, or to one or more separate accounts; or to add, combine or remove Sub-Accounts of the Series Account.
•	To substitute, for the Portfolio shares in any Sub-Account, the shares of another Portfolio or shares of another investment company or any other investment permitted by law.
•	To make any changes required by the Code or by any other applicable law in order to continue treatment of the Contract as an annuity.
•	To change the time or time of day that a valuation date is deemed to have ended.
•

To make any other necessary technical changes in the Contract in order to conform with any action the above provisions permit us to take, including changing the way we assess charges, without increasing them for any outstanding Contract beyond the aggregate amount guaranteed.

Legal Pro ceedings

Currently, the Series Account is not a party to, and its assets are not subject to any material legal proceedings. Further, Great-West is not currently a party to, and its property is not currently subject to, any material legal proceedings. The lawsuits to which Great-West is a party are, in the opinion of management, in the ordinary course of business, and are not expected to have a material adverse effect on the financial results, conditions, or prospects of Great-West.

Legal Matters

Advice regarding certain legal matters concerning the federal securities laws applicable to the issue and sale of the Contract has been provided by Jorden Burt LLP.

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Independent Registered Public Accounting Firm

The financial statements and financial highlights of each of the investment options of the Variable Annuity-2 Series Account of Great-West Life & Annuity Insurance Company (formerly Varifund Variable Annuity Account) and the consolidated financial statements and financial statement schedule of Great-West Life & Annuity Insurance Company and subsidiaries included in this Prospectus and elsewhere in the Registration Statement have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their reports appearing herein and elsewhere in the Registration Statement, and both have been so included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.

Available Information

You may request a free copy of the SAI. Please direct any oral, written, or electronic request for such documents to:

Retirement Resource Operations Center

P.O. Box 173920

Denver, CO 80217-3920

1-877-723-8723

The SEC maintains an Internet website (http://www.sec.gov) that contains the SAI and other information filed electronically by Great-West concerning the Contract and the Series Account.

You also can review and copy any materials filed with the SEC at its Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference room by calling the SEC at 1-800-SEC-0330.

The SAI contains more specific information relating to the Series Account and Great-West, such as:

•	general information;
•	information about Great-West Life & Annuity Insurance Company and the Variable Annuity-2 Series Account;
•	the calculation of annuity payouts;
•	services;
•	withholding; and
•	financial statements.

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Appendix A — Net Investment Factor

The Net Investment Factor is determined by dividing (a) by (b), and subtracting (c) from the result where:

(a) is the net result of:

1) the net asset value per share of the Portfolio shares determined as of the end of the current Valuation Period, plus

2) the per share amount of any dividend (or, if applicable, capital gain distributions) made by the Portfolio on shares if the “ex-dividend” date occurs during the current Valuation Period, minus or plus

3) a per unit charge or credit for any taxes incurred by or provided for in the Sub-Account, which is determined by Great-West to have resulted from the investment operations of the Sub-Account, and

(b) is the results of:

1) the net asset value per share of the Portfolio shares determined as of the end of the immediately preceding Valuation Period; minus or plus

2) the per unit charge or credit for any taxes incurred by or reserved for in the Sub-Account for the immediately preceding Valuation Period; and

(c) is an amount representing the Mortality and Expense Risk Charge deducted from each Sub-Account on a daily basis. Such amount is equal to 0.25% if you have selected Death Benefit option 1 or 0.45% if you have selected Death Benefit option 2.

The Net Investment Factor may be greater than, less than, or equal to one. Therefore, the Accumulation Unit Value may increase, decrease, or remain unchanged.

The net asset value per share referred to in paragraphs (a)(1) and (b) above, reflects the investment performance of the Portfolio as well as the payment of Portfolio expenses.

A-1

VARIABLE ANNUITY-2 SERIES ACCOUNT

Great-West Smart TrackSM Variable Annuity

Individual Flexible Premium Deferred

Variable Annuity Contracts

issued by

Great-West Life & Annuity Insurance Company

8515 E. Orchard Road

Greenwood Village, Colorado 80111

Telephone: (800) 537-2033

STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus, dated May 1, 2012, which is available without charge by contacting the Retirement Resource Operations Center, P.O. Box 173920, Denver, Colorado 80217-3921 or at 1-877-723-8723.

The date of this Statement of Additional Information is

May 1, 2012

GENERAL INFORMATION

In order to supplement the description in the Prospectus, the following provides additional information about the Contracts and other matters which may be of interest to you. Terms used in this Statement of Additional Information have the same meanings as are defined in the Prospectus under the heading “Definitions.”

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

AND VARIABLE ANNUITY-2 SERIES ACCOUNT

Great-West Life & Annuity Insurance Company (the “Company”), the issuer of the Contract, is a Colorado corporation qualified to sell life insurance and annuity contracts in Puerto Rico, U.S. Virgin Islands, Guam, the District of Columbia and all states except New York. The Company is a wholly owned subsidiary of GWL&A Financial, Inc., a Delaware holding company. GWL&A Financial, Inc. is an indirect wholly-owned subsidiary of Great-West Lifeco Inc., a Canadian holding company. Great-West Lifeco Inc. is a subsidiary of Power Financial Corporation, a Canadian holding company with substantial interests in the financial services industry. Power Financial Corporation is a subsidiary of Power Corporation of Canada, a Canadian holding and management company. Mr. Paul Desmarais, through a group of private holding companies that he controls, has voting control of Power Corporation of Canada.

The assets allocated to the Variable Annuity-2 Series Account (formerly Varifund Variable Annuity Account) (the “Series Account”) are the exclusive property of the Company. Registration of the Series Account under the Investment Company Act of 1940 does not involve supervision of the management or investment practices or policies of the Series Account or of the Company by the Securities and Exchange Commission. The Company may accumulate in the Series Account proceeds from charges under the Contracts and other amounts in excess of the Series Account assets representing reserves and liabilities under the Contract and other variable annuity contracts issued by the Company. The Company may from time to time transfer to its general account any of such excess amounts. Under certain remote circumstances, the assets of one Sub-Account may not be insulated from liability associated with another Sub-Account.

CALCULATION OF ANNUITY PAYMENTS

Variable Annuity Payout Options

The Company converts the accumulation units for each Investment Segment Sub-Account held by you into Annuity Units at their values determined as of the end of the valuation period which contains the Annuity Commencement Date. The number of Annuity Units paid for each Investment Segment Sub-Account is determined by dividing the amount of the first payment by the Annuity Unit value on the first valuation date preceding the date the first payout is due. The number of Annuity Units used to calculate each payout for an Investment Segment Sub-Account remains fixed during the Annuity Payment Period.

The first payment under a variable annuity payout option will be based on the value of each Investment Segment Sub-Account on the first valuation date preceding the Annuity Commencement Date. It will be determined by applying the appropriate rate to the amount applied under the payout option. Payments after the first will vary depending upon the investment experience of the Investment Segment Sub-Accounts. The subsequent amount paid is determined by multiplying (a) by (b) where (a) is the number of Annuity Units to be paid and (b) is the Annuity Unit value on the first valuation date preceding the date the annuity payout is due. The total amount of each variable annuity payout will be the sum of the variable annuity payments for each Sub-Account.

SERVICES

A.	Safekeeping of Series Account Assets

The assets of the Series Account are held by the Company. The assets of the Series Account are kept physically segregated and held separate and apart from the general account of the Company. The Company maintains records of all purchases and redemptions of shares of the Portfolios. Additional protection for the assets of the Series Account is afforded by a financial institution bond that includes fidelity coverage issued to The Great-West LifeCo, Inc. and subsidiary companies in the amount of $50 million (Canadian) per occurrence and $100 million (Canadian) aggregate, which covers all officers and employees of the Company.

B.	Independent Registered Public Accounting Firm

Deloitte & Touche LLP, 555 Seventeenth Street, Suite 3600, Denver, Colorado 80202, serves as the Company’s and the Series Account’s independent registered public accounting firm. Deloitte & Touche LLP audits financial statements for the Company and the Series Account and provides other audit, tax, and related services.

The financial statements and financial highlights of each of the investment divisions of the Variable Annuity-2 Series Account of Great-West Life & Annuity Insurance Company (formerly Varifund Variable Annuity Account) and the consolidated financial statements and financial statement schedule of Great-West Life & Annuity Insurance Company and subsidiaries included in this Prospectus and elsewhere in the Registration Statement have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their reports appearing herein and elsewhere in the Registration Statement, and both have been so included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.

C.	Principal Underwriter

The offering of the Contracts is made on a continuous basis by GWFS Equities, Inc. (“GWFS”), a wholly owned subsidiary of the Company. GWFS is a Delaware corporation and is a member of FINRA. The Company does not anticipate discontinuing the offering of the Contract, although it reserves the right to do so. The Contract generally will be issued from birth to age eighty-five.

D.	Administrative Services

Certain administrative services are provided by GWFS to assist the Company in processing the Contracts. These services are described in written agreements between GWFS and the Company.

WITHHOLDING

Annuity payments and other amounts received under the Contract are subject to income tax withholding unless the recipient elects not to have taxes withheld. The amounts withheld will vary among recipients depending on the tax status of the individual and the type of payments from which taxes are withheld.

Notwithstanding the recipient’s election, withholding may be required with respect to certain payments to be delivered outside the United States. Moreover, special “backup withholding” rules may require the Company to disregard the recipient’s election if the recipient fails to supply the Company with a “TIN” or taxpayer identification number (social security number for individuals), or if the Internal Revenue Service notifies the Company that the TIN provided by the recipient is incorrect.

FINANCIAL STATEMENTS

The consolidated financial statements of the Company should be considered only as bearing upon the Company’s ability to meet its obligations under the Contracts, and they should not be considered as bearing on the investment performance of the Series Account. The variable interest of Owners under the Contracts is affected solely by the investment results of the Series Account.

Great-West Life & Annuity

Insurance Company

(a wholly-owned subsidiary of

GWL&A Financial Inc.)

Consolidated Balance Sheets as of December 31, 2011 and 2010 and Related Consolidated Statements of Income, Statements of Stockholder’s Equity and Statements of Cash Flows for Each of the Three Years in the Period Ended December 31, 2011 and Report of Independent Registered Public Accounting Firm

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholder of

Great-West Life & Annuity Insurance Company

Greenwood Village, Colorado

We have audited the accompanying consolidated balance sheets of Great-West Life & Annuity Insurance Company and subsidiaries (the “Company”) as of December 31, 2011 and 2010, and the related consolidated statements of income, stockholder’s equity, and cash flows for each of the three years in the period ended December 31, 2011. Our audits also included the financial statement schedule. These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the consolidated financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of Great-West Life & Annuity Insurance Company and subsidiaries as of December 31, 2011 and 2010, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2011, in conformity with accounting principles generally accepted in the United States of America.

/s/ DELOITTE & TOUCHE LLP

Denver, Colorado

February 29, 2012

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Consolidated Balance Sheets

December 31, 2011 and 2010

(In Thousands, Except Share Amounts)

	December 31,
	2011	2010
Assets
Investments:
Fixed maturities, available-for-sale, at fair value (amortized cost $15,586,970 and $15,382,402)	$16,589,783	$15,943,057
Fixed maturities, held for trading, at fair value (amortized cost $134,591 and $134,587)	147,526	144,174
Mortgage loans on real estate (net of allowances of $21,130 and $16,300)	2,513,087	1,722,422
Policy loans	4,219,849	4,059,640
Short-term investments, available-for-sale (cost approximates fair value)	332,764	964,507
Limited partnership and other corporation interests	169,233	210,146
Other investments	22,990	24,650

Total investments	23,995,232	23,068,596

Other assets:
Cash	7,593	4,476
Reinsurance receivable	616,336	594,997
Deferred acquisition costs and value of business acquired	343,449	306,948
Investment income due and accrued	248,114	239,345
Collateral under securities lending agreements	7,099	51,749
Due from parent and affiliates	114,697	203,231
Goodwill	105,255	105,255
Other intangible assets	21,855	25,642
Other assets	505,401	475,994
Assets of discontinued operations	39,621	62,091
Separate account assets	22,331,391	22,489,038

Total assets	$48,336,043	$47,627,362

See notes to consolidated financial statements.	(Continued)

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Consolidated Balance Sheets

December 31, 2011 and 2010

(In Thousands, Except Share Amounts)

	December 31,
	2011	2010
Liabilities and stockholder’s equity
Policy benefit liabilities:
Future policy benefits	$21,828,274	$20,420,875
Policy and contract claims	310,455	293,383
Policyholders’ funds	382,816	372,980
Provision for policyholders’ dividends	64,710	66,244
Undistributed earnings on participating business	11,105	6,803

Total policy benefit liabilities	22,597,360	21,160,285

General liabilities:
Due to parent and affiliates	538,561	537,474
Repurchase agreements	-	936,762
Commercial paper	97,536	91,681
Payable under securities lending agreements	7,099	51,749
Deferred income tax liabilities, net	197,729	57,798
Other liabilities	532,327	460,310
Liabilities of discontinued operations	39,616	62,042
Separate account liabilities	22,331,391	22,489,038

Total liabilities	46,341,619	45,847,139

Commitments and contingencies

Stockholder’s equity:
Preferred stock, $1 par value, 50,000,000 shares authorized; none issued and outstanding	-	-
Common stock, $1 par value, 50,000,000 shares authorized; 7,032,000 shares issued and outstanding	7,032	7,032
Additional paid-in capital	768,247	764,644
Accumulated other comprehensive income	445,372	242,516
Retained earnings	773,773	766,031

Total stockholder’s equity	1,994,424	1,780,223

Total liabilities and stockholder’s equity	$48,336,043	$47,627,362

See notes to consolidated financial statements.	(Concluded)

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Consolidated Statements of Income

Years Ended December 31, 2011, 2010 and 2009

(In Thousands)

	Year ended December 31,
	2011	2010	2009
Revenues:
Premium income, net of premiums ceded of $40,720, $41,474 and $48,761	$523,216	$805,622	$560,252
Fee income	486,795	447,954	386,201
Net investment income	1,158,486	1,174,744	1,149,084
Realized investment gains (losses), net:
Total other-than-temporary losses	(19,467)	(96,648)	(112,764)
Other-than-temporary losses transferred to other comprehensive income	10,005	16,747	13,422
Other realized investment gains, net	33,957	55,406	31,802

Total realized investment gains (losses), net	24,495	(24,495)	(67,540)

Total revenues	2,192,992	2,403,825	2,027,997

Benefits and expenses:
Life and other policy benefits, net of reinsurance recoveries of $36,876, $30,678 and $47,077	645,567	628,895	590,456
Increase in future policy benefits	18,828	320,167	109,728
Interest paid or credited to contract holders	529,349	518,918	552,620
Provision for policyholders’ share of earnings on participating business	2,884	2,197	1,245
Dividends to policyholders	67,334	70,230	72,755

Total benefits	1,263,962	1,540,407	1,326,804
General insurance expenses	535,636	498,386	435,478
Amortization of deferred acquisition costs and value of business acquired	41,634	50,741	62,274
Interest expense	37,462	37,421	37,508

Total benefits and expenses, net	1,878,694	2,126,955	1,862,064

Income from continuing operations before income taxes	314,298	276,870	165,933
Income tax expense	100,203	72,515	41,433

Income from continuing operations	214,095	204,355	124,500
Loss from discontinued operations, net of income tax benefit of $-, $900 and $ -	-	(1,600)	-

Net income	$214,095	$202,755	$124,500

See notes to consolidated financial statements.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Consolidated Statements of Stockholder’s Equity

Years ended December 31, 2011, 2010 and 2009

(In Thousands)

			Accumulated Other Comprehensive Income (Loss)
	Common stock	Additional paid-in capital	Unrealized gains (losses) on securities	Employee benefit plan adjustments	Retained earnings	Total
Balances, January 1. 2009	$7,032	$756,912	$(691,594)	$(71,079)	$615,847	$617,118
Net income					124,500	124,500
Other comprehensive income (loss), net of income taxes:
Non-credit component of impaired losses on fixed maturities available-for-sale			(4,367)			(4,367)
Net change in unrealized gains (losses)			614,379			614,379
Employee benefit plan adjustment				28,468		28,468

Total comprehensive income						762,980
Impact of adopting ASC section 320-10-65 “Investments - Debt and Equity Securities” on available-for-sale securities, net of tax			(8,528)		8,528	-
Dividends					(24,682)	(24,682)
Capital contribution - stock-based compensation		2,181				2,181
Income tax benefit on stock-based compensation		2,237				2,237

Balances, December 31, 2009	7,032	761,330	(90,110)	(42,611)	724,193	1,359,834
Net income					202,755	202,755
Other comprehensive income (loss), net of income taxes:
Non-credit component of impaired losses on fixed maturities available-for-sale			6,346			6,346
Net change in unrealized gains (losses)			372,233			372,233
Employee benefit plan adjustment				(3,342)		(3,342)

Total comprehensive income						577,992
Dividends					(160,917)	(160,917)
Capital contribution - stock-based compensation		1,855				1,855
Income tax benefit on stock-based compensation		1,459				1,459

Balances, December 31, 2010	7,032	764,644	288,469	(45,953)	766,031	1,780,223
Net income					214,095	214,095
Other comprehensive income (loss), net of income taxes:
Non-credit component of impaired losses on fixed maturities available-for-sale			13,590			13,590
Net change in unrealized gains (losses)			221,484			221,484
Employee benefit plan adjustment				(32,218)		(32,218)

Total comprehensive income						416,951
Dividends					(206,353)	(206,353)
Capital contribution - stock-based compensation		1,786				1,786
Income tax benefit on stock-based compensation		1,817				1,817

Balances, December 31, 2011	$7,032	$768,247	$523,543	$(78,171)	$773,773	$1,994,424

See notes to consolidated financial statements.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Consolidated Statements of Cash Flows

Years ended December 31, 2011, 2010 and 2009

(In Thousands)

	Year ended December 31,
	2011	2010	2009
Cash flows from operating activities:
Net income	$214,095	$202,755	$124,500
Adjustments to reconcile net income to net cash provided by operating activities:
Earnings allocated to participating policyholders	2,884	2,197	1,245
Amortization of premiums / (accretion of discounts) on investments, net	(41,220)	(44,096)	(59,048)
Net realized (gains) losses on investments	(62,088)	26,665	85,627
Net proceeds / (purchases) of trading securities	3,597	901	(97,474)
Interest credited to contractholders	525,347	514,002	546,429
Depreciation and amortization	60,908	65,938	80,227
Deferral of acquisition costs	(88,165)	(80,020)	(74,642)
Deferred income taxes	30,002	37,524	94,096
Other, net	(4,037)	(9,834)	2,911
Changes in assets and liabilities:
Policy benefit liabilities	(148,298)	135,731	59,227
Reinsurance receivable	1,131	4,594	8,898
Investment income due and accrued	(8,769)	(13,896)	(79,674)
Other assets	(8,176)	9,256	(26,924)
Other liabilities	45,515	(112,002)	(86,125)

Net cash provided by operating activities	522,726	739,715	579,273

Cash flows from investing activities:
Proceeds from sales, maturities and redemptions of investments:
Fixed maturities, available-for-sale	5,373,914	4,515,507	3,639,252
Mortgage loans on real estate	96,848	158,246	96,160
Limited partnership interests, other corporation interests and other investments	58,872	90,235	53,877
Purchases of investments:
Fixed maturities, available-for-sale	(6,405,522)	(5,355,943)	(3,975,219)
Mortgage loans on real estate	(899,234)	(331,843)	(281,962)
Limited partnership interests, other corporation interests and other investments	(7,874)	(19,528)	(13,598)
Net change in short-term investments	1,576,779	(919,023)	(360,896)
Net change in repurchase agreements	(936,762)	445,424	289,259
Policy loans, net	(41,408)	24,257	(625)
Purchases of furniture, equipment and software	(19,990)	-	-

Net cash used in investing activities	(1,204,377)	(1,392,668)	(553,752)

See notes to consolidated financial statements.	(Continued)

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Consolidated Statements of Cash Flows

Years ended December 31, 2011, 2010 and 2009

(In Thousands)

	Year ended December 31,
	2011	2010	2009
Cash flows from financing activities:
Contract deposits	$2,544,213	$2,234,984	$1,921,471
Contract withdrawals	(1,716,544)	(1,570,767)	(1,660,454)
Change in due to/from parent and affiliates	87,743	(16,274)	(141,770)
Dividends paid	(206,353)	(160,917)	(24,682)
Net commercial paper borrowings	5,855	(5,932)	446
Change in bank overdrafts	(31,963)	3,898	19,857
Income tax benefit of stock option exercises	1,817	1,459	2,237

Net cash provided by financing activities	684,768	486,451	117,105

Net increase (decrease) in cash	3,117	(166,502)	142,626
Cash, beginning of year	4,476	170,978	28,352

Cash, end of year	$7,593	$4,476	$170,978

Supplemental disclosures of cash flow information:
Net cash paid (received) during the year for:
Income taxes	$(121,436)	$33	$(44,878)
Income tax payments withheld and remitted to taxing authorities	53,630	56,664	55,055
Interest	37,463	37,421	37,508

Non-cash investing and financing transactions during the years:
Share-based compensation expense	$1,786	$1,855	$2,181
Fair value of assets acquired in settlement of fixed maturity investments	13,021	-	-
Real estate acquired in satisfaction of debt	2,140	-	-

See notes to consolidated financial statements.	(Concluded)

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

Years Ended December 31, 2011, 2010 and 2009

(Dollars in Thousands, Except Share Amounts)

1.	Organization and Significant Accounting Policies

Organization

Great-West Life & Annuity Insurance Company (“GWLA”) and its subsidiaries (collectively, the “Company”) is a direct wholly-owned subsidiary of GWL&A Financial Inc. (“GWL&A Financial”), a holding company formed in 1998. GWL&A Financial is a direct wholly-owned subsidiary of Great-West Lifeco U.S. Inc. (“Lifeco U.S.”) and an indirect wholly-owned subsidiary of Great-West Lifeco Inc. (“Lifeco”). The Company offers a wide range of life insurance, retirement and investment products to individuals, businesses and other private and public organizations throughout the United States. The Company is an insurance company domiciled in the State of Colorado and is subject to regulation by the Colorado Division of Insurance.

Basis of Presentation

The consolidated financial statements include the accounts of the Company and the accounts of its subsidiaries over which it exercises control. Intercompany transactions and balances have been eliminated in consolidation.

Reclassifications

Certain amounts have been reclassified to conform to current year presentation.

Use of Estimates

The consolidated financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”). These accounting principles require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Significant estimates are required to account for items and matters such as, but not limited to, the valuation of investments in the absence of quoted market values (including derivative financial instruments), impairment of investments, accounting for derivative financial instruments, valuation of policy benefit liabilities, valuation of deferred acquisition costs (“DAC”) and value of business acquired (“VOBA”), accounting for employee benefits plans and accounting for income taxes and the valuation of deferred tax assets. Actual results could differ from those estimates. However, in the opinion of management, these consolidated financial statements include normal recurring adjustments necessary for the fair presentation of the Company’s financial position and the results of its operations.

Summary of Significant Accounting Policies

Investments

Investments are reported as follows:

1.

The Company classifies the majority of its fixed maturity investments as available-for-sale. Included in fixed maturities are perpetual debt investments which primarily consist of junior subordinated debt instruments that have no stated maturity date but pay fixed or floating interest in perpetuity. All available-for-sale fixed maturity investments are recorded at fair value with the related net unrealized gain or loss, net of policyholder related amounts and deferred taxes, recorded in accumulated other comprehensive income (loss). The Company recognizes the acquisition of its public fixed maturity investments on a trade date basis. Net unrealized gains and losses related to participating contract policies that cannot be distributed are recorded as undistributed earnings on participating business.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

Years Ended December 31, 2011, 2010 and 2009

(Dollars in Thousands, Except Share Amounts)

Premiums and discounts are recognized as a component of net investment income using the scientific interest method, realized gains and losses are included in net realized investment gains (losses) and declines in value determined to be other-than-temporary are included in total other-than-temporary losses.

The Company purchases fixed maturity securities which are classified as held for trading. Assets in the held for trading category are carried at fair value with changes in fair value reported in net investment income.

The recognition of income on certain investments (e.g. loan-backed securities, including mortgage-backed and asset-backed securities) is dependent upon market conditions, which may result in prepayments and changes in amounts to be earned. Prepayments on all mortgage-backed and asset-backed securities are monitored monthly and amortization of the premium and/or the accretion of the discount associated with the purchase of such securities are adjusted by such prepayments.

2.

Mortgage loans on real estate consist of domestic commercial collateralized loans and are carried at their unpaid principal balances adjusted for any unamortized premiums or discounts and allowances for credit losses. Interest income is accrued on the unpaid principal balance for all loans, except for loans on non-accrual status. Premiums and discounts are amortized to net investment income using the scientific interest method. Prepayment penalty fees are recognized in other realized investment gains upon receipt.

The Company uses an internal risk assessment process as a primary credit quality indicator, which is updated quarterly, with regard to impairment review and credit loss calculations. The Company follows a comprehensive approach with the management of mortgage loans that includes ongoing analysis of factors such as debt service coverage ratios, loan-to-value ratios, payment status, default or legal status, annual collateral property evaluations and general market conditions. Management’s risk assessment process is subjective and includes the categorization of all loans, based on the above mentioned credit quality indicators, into one of the following categories:

•	Performing - generally indicates the loan has standard market risk and is within its original underwriting guidelines.
•

Non-performing - generally indicates that there is a potential for loss due to the deterioration of financial/monetary default indicators or potential foreclosure. Due to the potential for loss, these loans are disclosed as impaired.

The Company’s allowance for credit loss is reviewed quarterly. The determination of the calculation and the adequacy of the mortgage credit loss allowance and mortgage impairments involve judgments that incorporate qualitative and quantitative Company and industry mortgage performance data. Management’s periodic evaluation and assessment of the adequacy of the allowance for credit losses and the need for mortgage impairments is based on known and inherent risks in the portfolio, adverse situations that may affect the borrower’s ability to repay, the fair value of the underlying collateral, composition of the loan portfolio, current economic conditions, loss experience and other relevant factors. Loans included in the non-performing category and other loans with certain substandard credit quality indicators are individually reviewed to determine if a specific impairment is required. Loans reviewed for specific impairment are excluded from the analysis to estimate the credit loss allowance for the loans categorized as performing in the portfolio. Risk is mitigated through first position collateralization, guarantees, loan covenants and borrower reporting requirements. Since the Company does not originate or hold uncollateralized mortgages, loans are generally not deemed fully uncollectable. Generally, unrecoverable amounts are written off during the final stage of the foreclosure process.

Loan balances are considered past due when payment has not been received based on contractually agreed upon terms. For loan balances greater than 90 days past due or in the process of foreclosure,

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

Years Ended December 31, 2011, 2010 and 2009

(Dollars in Thousands, Except Share Amounts)

all accrual of interest is discontinued. The Company resumes interest accrual on loans when a loan returns to current status. Interest accrual may also resume under new terms when loans are restructured or modified.

On a quarterly basis, any loans with terms that were modified during that period are reviewed to determine if the loan modifications constitute a troubled debt restructuring (“TDR”). In evaluating whether a loan modification constitutes a TDR, it must be determined that the modification is a significant concession and the debtor is experiencing financial difficulties.

3.

Limited partnership and other corporation interests are accounted for using either the cost or equity method of accounting. The Company uses the cost method on investments where it has a minor equity interest and no significant influence over the entity’s operations. The Company uses the equity method when it has a partnership interest that is considered more than minor, although the Company has no significant influence over the entity’s operations. Also included in limited partnership interests are limited partnerships established for the purpose of investing in low-income housing that qualify for federal and state tax credits. These interests are carried at amortized cost as determined using the effective yield method.

In the normal course of its activities, the Company is involved with other entities that are considered variable interest entities (“VIE”). An entity would be determined to be a primary beneficiary, and thus consolidated when the entity has both (a) the power to direct the activities of a VIE that most significantly impact the entity’s economic performance and (b) the obligation to absorb losses of the entity that could potentially be significant to the VIE or the right to receive benefits from the entity that could potentially be significant to the VIE. When the Company becomes involved with a VIE and when the nature of the Company’s involvement with the entity changes, in order to determine if the Company is the primary beneficiary and must consolidate the entity, it evaluates:

•	The structure and purpose of the entity;
•	The risks and rewards created by and shared through the entity and
•	The entity’s participants’ ability to direct the activities, receive its benefits and absorb its losses.

The Company performs ongoing qualitative analyses of its involvement with VIEs to determine if consolidation is required.

4.	Policy loans are carried at their unpaid balances.

5.

Short-term investments include securities purchased with initial maturities of one year or less and are generally carried at amortized cost, which approximates fair value. The Company classifies its short-term investments as available-for-sale.

6.

The Company enters into dollar repurchase agreements with third party broker-dealers. The Company does not enter into these types of transactions for liquidity purposes, but rather for yield enhancements on its investment portfolio. The dollar repurchase trading strategy involves the sale of securities with a simultaneous agreement to repurchase similar securities at a future date at an agreed-upon price. Assets to be repurchased are the same, or substantially the same, as the assets transferred, and are accounted for as collateralized borrowings. Proceeds of the sale are reinvested in other securities and may enhance the current yield and total return. The difference between the sales price and the future repurchase price is recorded as an adjustment to net investment income. In connection with repurchase agreements transactions, it is the Company’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. During the period between the sale and repurchase, the Company will not be entitled to receive interest and principal payments on the securities sold. Losses may arise from changes in the value of the securities or if the counterparty enters bankruptcy proceedings or becomes insolvent. In such cases, the Company’s right to

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

Years Ended December 31, 2011, 2010 and 2009

(Dollars in Thousands, Except Share Amounts)

repurchase the security may be restricted. Amounts owed to brokers under these arrangements are included in repurchase agreements. The liability is collateralized by securities with approximately the same fair value.

7.

The Company participates in a securities lending program in which the Company lends securities that are held as part of its general account investment portfolio to third parties. The Company does not enter into these types of transactions for liquidity purposes, but rather for yield enhancements on its investment portfolio. The borrower can return and the Company can request the loaned securities at any time. The Company maintains ownership of the securities at all times and is entitled to receive from the borrower any payments for interest received on such securities during the loan term. Securities lending transactions are accounted for as collateralized borrowings. The securities lending agent indemnifies the Company against borrower risk, meaning that the lending agent agrees contractually to replace securities not returned due to a borrower default. The Company generally requires initial collateral in an amount greater than or equal to 102% of the fair value of domestic securities loaned and 105% of foreign securities loaned. Such collateral is used to replace the securities loaned in event of default by the borrower. Acceptable collateral is generally defined as government securities, letters of credit and/or cash collateral. Some cash collateral may be invested in short-term repurchase agreements which are also collateralized by U.S. Government or U.S. Government Agency securities.

8.

The Company’s other-than-temporary impairments accounting policy requires that a decline in the value of a security below its cost or amortized cost basis be assessed to determine if the decline is other-than-temporary. The assessment of whether an other-than-temporary impairment has occurred on fixed maturity investments where management does not intend to sell the fixed maturity investment and it is not more likely than not the Company will be required to sell the fixed maturity investment before recovery of its amortized cost basis, is based upon management’s case-by-case evaluation of the underlying reasons for the decline in fair value of each individual security. Management considers a wide range of factors, as described below, regarding the security issuer and uses its best judgment in evaluating the cause of the decline in its estimated fair value and in assessing the prospects for near-term recovery.

Considerations used by the Company in the impairment evaluation process include, but are not limited to, the following:

•	The extent to which estimated fair value is below cost;
•	The decline in fair value is attributable to specific adverse conditions affecting a particular instrument, its issuer, an industry or geographic area;
•	The length of time for which the estimated fair value has been below cost;
•	A fixed maturity investment has been downgraded by a credit rating agency;
•	The financial condition of the issuer has deteriorated;
•	The payment structure of the fixed maturity investment and the likelihood of the issuer being able to make payments in the future; and
•	Dividends have been reduced or eliminated or scheduled interest payments have not been made.

If management either (a) has the intent to sell a fixed maturity investment or (b) it is more likely than not the Company will be required to sell a fixed maturity investment before its anticipated recovery, a charge is recorded in net realized investment losses equal to the difference between the fair value and cost or amortized cost basis of the security. If management does not intend to sell the security and it is not more likely than not the Company will be required to sell the fixed maturity investment before recovery of its amortized cost basis, but the present value of the cash flows expected to be collected (discounted at the effective interest rate implicit in the fixed maturity investment prior to impairment) is less than the amortized cost basis of the fixed maturity investment (referred to as the credit loss portion), an other-than-temporary impairment is considered to have occurred. In this instance, total other-than-temporary impairment is bifurcated into two components: the amount related to the credit

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

Years Ended December 31, 2011, 2010 and 2009

(Dollars in Thousands, Except Share Amounts)

loss, which is recognized in current period earnings; and the amount attributed to other factors (referred to as the non-credit portion), which is recognized as a separate component in accumulated other comprehensive income (loss). The calculation of expected cash flows utilized during the impairment evaluation process are determined using judgment and the best information available to the Company including default rates, credit ratings, collateral characteristics and current levels of subordination. After the recognition of an other-than-temporary impairment, a fixed maturity investment is accounted for as if it had been purchased on the measurement date of the other-than-temporary impairment, with an amortized cost basis equal to the previous amortized cost basis less the other-than-temporary impairment recognized in earnings. The Company accretes the new cost basis to estimated future value over the remaining life of the security based on the future estimated cash flows by adjusting the security’s yield.

Fair Value

Certain assets and liabilities are recorded at fair value on the Company’s consolidated balance sheets. The Company defines fair value as the price that would be received to sell an asset or paid to transfer a liability in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. The Company categorizes its assets and liabilities measured at fair value into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Company’s assets and liabilities recorded at fair value have been categorized based upon the following fair value hierarchy:

•

Level 1 inputs utilize observable, quoted prices (unadjusted) in active markets for identical assets or liabilities that the Company has the ability to access. Financial assets and liabilities utilizing Level 1 inputs include certain money market funds.

•

Level 2 inputs utilize other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar assets and liabilities in active markets and inputs other than quoted prices that are observable for the asset or liability, such as interest rates and yield curves that are observable at commonly quoted intervals. The fair values for some Level 2 securities are obtained from pricing services. The inputs used by the pricing services are reviewed at least quarterly or when the pricing vendor issues updates to its pricing methodology. For fixed maturity securities and separate account assets and liabilities, inputs include benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, evaluated bids, offers and reference data including market research publications. Additional inputs utilized for assets and liabilities classified as Level 2 are:

o

Asset-backed, residential mortgage-backed, commercial mortgage-backed securities and collateralized debt obligations - new issue data, monthly payment information, collateral performance and third party real estate analysis.

o	U.S. states and their subdivisions - material event notices.
o	Short-term investments - valued at amortized cost, which approximates fair value.
o	Derivative instruments - reported trades, swap curves, credit spreads, recovery rates, restructuring, currency volatility, net present value of cash flows and news sources.
o

Separate account assets and liabilities - exchange rates, various index data and news sources, amortized cost (which approximates fair value), reported trades, swap curves, credit spreads, recovery rates, restructuring, currency volatility, net present value of cash flows and quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

o	Common collective trusts – the net asset value based on the underlying trust investments.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

Years Ended December 31, 2011, 2010 and 2009

(Dollars in Thousands, Except Share Amounts)

•

Level 3 inputs are unobservable and include situations where there is little, if any, market activity for the asset or liability. In general, the prices of Level 3 securities, are obtained from single broker quotes and internal pricing models. If the broker’s inputs are largely unobservable, the valuation is classified as a Level 3. Broker quotes are validated through an internal analyst review process, which includes validation through known market conditions and other relevant data. Internal models are usually cash flow based utilizing characteristics of the underlying collateral of the security such as default rate and other relevant data. Inputs utilized for securities classified as Level 3 are as follows:

o	Corporate debt securities - single broker quotes which may be in an illiquid market or otherwise deemed unobservable.
o	Asset-backed securities - internal models utilizing asset-backed securities index spreads.
o	Separate account assets - single broker quotes which may be in an illiquid market or otherwise deemed unobservable or net asset value per share of the underlying investments.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls has been determined based on the lowest level input that is significant to the fair value measurement in its entirety. The Company’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to the asset or liability. All transfers between levels are recognized at the beginning of the reporting period in which the transfer occurred.

Derivative financial instruments

The Company enters into derivative transactions which include the use of interest rate swaps, interest rate swaptions, cross-currency swaps, U.S. government treasury futures contracts, Eurodollar futures contracts, futures on equity indices and interest rate swap futures. The Company uses these derivative instruments to manage various risks, including interest rate and foreign exchange risk associated with its invested assets and liabilities. Derivative instruments are not used for speculative reasons.

All derivatives, regardless of hedge accounting treatment, are recorded in other assets and other liabilities at fair value. Accounting for the ongoing changes in the fair value of a derivative depends upon the intended use of the derivative and its designation as determined when the derivative contract is entered into. If the derivative is designated as a cash flow hedge, the effective portions of the changes in the fair value of the derivative are recorded in accumulated other comprehensive income (loss) and are recognized in the consolidated income statements when the hedged item affects earnings. If the derivative is designated as a fair value hedge, the changes in its fair value and of the fair value of the hedged item attributable to the hedged risk are recognized in earnings in net investment income. Changes in the fair value of derivatives not qualifying for hedge accounting and the over effective portion of cash flow hedges are recognized in net investment income in the period of the change. Investment gains and losses generally result from the termination of derivative contracts prior to expiration.

The Company uses derivative financial instruments for risk management purposes associated with certain invested assets and policy liabilities. Derivatives are used to (a) hedge the economic effects of interest rate and stock market movements on the Company’s guaranteed minimum withdrawal benefit, (b) hedge the economic effect of a large increase in interest rates on the Company’s general account life insurance, group pension liabilities and certain separate account life insurance liabilities, (c) hedge the economic risks of other transactions such as future asset acquisitions or dispositions, the timing of liability pricing, currency risks on non-U.S. dollar denominated assets and fee revenue based on equity market performance and (d) convert floating rate assets to fixed rate assets for asset/liability management purposes.

The Company controls the credit risk of its derivative contracts through credit approvals, limits, monitoring procedures and in many cases, requiring collateral. The Company’s exposure is limited to the portion of

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

Years Ended December 31, 2011, 2010 and 2009

(Dollars in Thousands, Except Share Amounts)

the fair value of derivative instruments that exceeds the value of the collateral held and not to the notional or contractual amounts of the derivatives. The Company incorporates the market’s perception of its own and the counterparty’s non-performance risk through review of credit spreads in determining the fair value of the portion of its over-the-counter (“OTC”) derivative assets and liabilities that are uncollateralized. Fair values are adjusted accordingly based on an internal carry value adjustment model.

Collateral agreements are regularly entered into as part of the underlying agreements with counterparties to mitigate counterparty credit risk. Certain of these arrangements require collateral when the fair value exceeds certain thresholds and also include credit contingent provisions that provide for a reduction of these thresholds in the event of downgrade in the credit ratings of the Company and/or the counterparty.

Certain derivatives in a net asset position have cash pledged as collateral to the Company in accordance with the collateral support agreements with the counterparty. This collateral is held in a custodial account for the benefit of the Company. This unrestricted cash collateral is included in other assets and the obligation to return it is included in other liabilities. The cash collateral is reinvested in a government money market fund. Cash collateral pledged is included in other assets.

Cash

Cash includes only amounts in demand deposit accounts.

Book overdrafts occur when checks have been issued by the Company, but have not been presented to the Company’s disbursement bank accounts for payment. These bank accounts allow the Company to delay funding of the issued checks until they are presented for payment. This delay in funding results in a temporary source of financing. The activity related to book overdrafts is included in the financial activities in the consolidated statement of cash flows. The book overdrafts are included in other liabilities in the accompanying consolidated balance sheets. At December 31, 2011 and 2010, these liabilities were $609 and $32,572, respectively.

Internal use software

Purchased software costs, as well as certain internal and external costs incurred to develop internal use computer software during the application development stage are capitalized and amortized using the straight-line method over its estimated useful life. Capitalized internal use software development costs, net of accumulated amortization, in the amounts of $33,021 and $24,196, are included in other assets at December 31, 2011 and 2010, respectively. The Company capitalized $16,676, $9,816 and $8,014 of internal use software development costs during the years ended December 31, 2011, 2010 and 2009, respectively.

Deferred acquisition costs and value of business acquired

DAC, which primarily consists of sales commissions and costs associated with the Company’s sales representatives related to the production of new business or through the acquisition of insurance or annuity contracts through indemnity reinsurance transactions, has been deferred to the extent recoverable. VOBA represents the estimated fair value of insurance or annuity contracts acquired either directly through the acquisition of another insurance company or through the acquisition of insurance or annuity contracts through assumption reinsurance transactions. The recoverability of such costs is dependent upon the future profitability of the related business. DAC and VOBA associated with the annuity products and flexible premium universal life insurance products are being amortized over the life of the contracts in proportion to the emergence of gross profits. Retrospective adjustments of these amounts are made when the Company revises its estimates of current or future gross profits. DAC and VOBA associated with traditional life insurance are amortized over the premium-paying period of the related policies in proportion to premium revenues recognized. DAC and VOBA, for applicable products, are adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in accumulated other comprehensive income (loss).

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

Years Ended December 31, 2011, 2010 and 2009

(Dollars in Thousands, Except Share Amounts)

Goodwill and other intangible assets

Goodwill is the excess of cost over the fair value of assets acquired and liabilities assumed in connection with an acquisition and is considered an indefinite lived asset and therefore is not amortized. The Company tests goodwill for impairment annually or more frequently if events or circumstances indicate that there may be justification for conducting an interim test. If the carrying value of goodwill exceeds its fair value, the excess is recognized as an impairment and recorded as a charge against net income in the period in which the impairment is identified.

Other intangible assets represent the estimated fair value of the portion of the purchase price that was allocated to the value of customer relationships and preferred provider relationships in various acquisitions. These intangible assets have been assigned values using various methodologies, including present value of projected future cash flows, analysis of similar transactions that have occurred or could be expected to occur in the market and replacement or reproduction cost. The initial valuations of these intangible assets were supported by an independent valuation study that was commissioned by the Company. Other identified intangible assets with finite lives are amortized over their estimated useful lives, which initially ranged from 4 to 14 years (weighted average 13 years), primarily based upon the cash flows generated by these assets.

Separate accounts

Separate account assets and related liabilities are carried at fair value in the accompanying consolidated balance sheets. The Company issues variable annuity contracts through separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contractholder and therefore, are not included in the Company’s consolidated statements of income.

Revenues to the Company from the separate accounts consist of contract maintenance fees, investment management fees, administrative fees and mortality and expense risk charges.

The Company’s separate accounts invest in shares of Maxim Series Fund Inc. and Putnam Funds, open-end management investment companies, which are affiliates of the Company, and shares of other non-affiliated mutual funds and government and corporate bonds.

Life insurance and annuity future benefits

Life insurance and annuity future benefits with life contingencies in the amounts of $13,051,532 and $12,395,926 at December 31, 2011 and 2010, respectively, are computed on the basis of estimated mortality, investment yield, withdrawals, future maintenance and settlement expenses and retrospective experience rating premium refunds. Annuity contract benefits without life contingencies in the amounts of $8,727,286 and $7,976,954 at December 31, 2011 and 2010, respectively, are established at the contractholder’s account value.

Reinsurance Ceded

In the normal course of its business, the Company seeks to limit its exposure to loss on any single insured and to recover a portion of benefits paid by ceding risks to other insurance enterprises under excess coverage and coinsurance contracts. For each of its reinsurance agreements, the Company determines if the agreement provides indemnification against loss or liability relating to insurance risk in accordance with applicable accounting standards. If the Company determines that a reinsurance agreement does not provide indemnification against loss or liability relating to insurance risk, the Company records the agreement using the deposit method of accounting. The Company reviews all contractual features, particularly those that may limit the amount of insurance risk to which the reinsurer is subject or features that delay the timely reimbursement of claims.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

Years Ended December 31, 2011, 2010 and 2009

(Dollars in Thousands, Except Share Amounts)

Policy benefits and policy and contract claims ceded to other insurance companies are carried as a reinsurance receivable in the accompanying consolidated balance sheets. The cost of reinsurance related to long duration contracts is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies.

Policy and contract claims

Policy and contract claims include provisions for claims incurred but not reported and claims in the process of settlement. The provision for claims incurred but not reported is valued based primarily on the Company’s prior experience. The claims in the process of settlement are valued in accordance with the terms of the related policies and contracts.

Participating business

The Company has participating policies in which the policyholder shares in the Company’s earnings through policyholder dividends that reflect the difference between the assumptions used in the premium charged and the actual experience on those policies. The amount of dividends to be paid is determined by the Board of Directors.

Participating life and annuity policy benefit liabilities are $6,705,462 and $6,544,238 at December 31, 2011 and 2010, respectively. Participating business comprises approximately 8% and 9% of the Company’s individual life insurance in-force at December 31, 2011 and 2010, respectively, and 19%, 13% and 19% of individual life insurance premium income for the years ended December 31, 2011, 2010 and 2009, respectively. The policyholder’s share of net income on participating policies is excluded from stockholder’s equity and recorded as undistributed earnings on participating business in the consolidated balance sheet.

Recognition of premium and fee income and benefits and expenses

Life insurance premiums are recognized when due. Annuity contract premiums with life contingencies are recognized as received. Revenues for annuity and other contracts without significant life contingencies consist of contract charges for the cost of insurance and contract administration and surrender fees that have been assessed against the contract account balance during the period and are recognized when earned. Fees from assets under management, which consist of contract maintenance fees, administration fees and mortality and expense risk charges, are recognized when due. Benefits and expenses on policies with life contingencies are associated with earned premiums so as to result in recognition of profits over the life of the contracts. Premiums and policyholder benefits and expenses are presented net of reinsurance.

Net investment income

Interest income from fixed maturities and mortgage loans on real estate is recognized when earned.

Realized investment gains (losses) and derivative financial instruments

Realized investment gains and losses are reported as a component of revenues and are determined on a specific identification basis. Realized investment gains and losses also result from the termination of derivative contracts prior to expiration that are not designated as hedges for accounting purposes and certain fair-value hedge relationships.

Income taxes

Income taxes are recorded using the asset and liability method in which deferred tax assets and liabilities are recorded for expected future tax consequences of events that have been recognized in either the Company’s consolidated financial statements or consolidated tax returns. In estimating future tax

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

Years Ended December 31, 2011, 2010 and 2009

(Dollars in Thousands, Except Share Amounts)

consequences, all expected future events, other than the enactments or changes in the tax laws or rules, are considered. A valuation allowance is provided to the extent that it is more likely than not that deferred tax assets will not be realized. Although realization is not assured, management believes it is more likely than not that the deferred tax asset will be realized. The effect on deferred taxes from a change in tax rates is recognized in income in the period that includes the enactment date.

Share-based compensation

Lifeco maintains the Great-West Lifeco Inc. Stock Option Plan (the “Lifeco plan”) that provides for the granting of options on its common shares to certain of its officers and employees and those of its subsidiaries, including the Company. The Company uses the fair value method to recognize the cost of share-based employee compensation under the Lifeco plan.

2.	Application of Recent Accounting Pronouncements

Recently adopted accounting pronouncements

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06 “Fair Value Measurements and Disclosures: Improving Disclosures about Fair Value Measurements” (“ASU No. 2010-06”). ASU No. 2010-06 provides for disclosure of significant transfers in and out of the fair value hierarchy Levels 1 and 2 and the reasons for these transfers. In addition, ASU No. 2010-06 provides for separate disclosure about purchases, sales, issuances and settlements in the Level 3 hierarchy roll forward activity. ASU No. 2010-06 is effective for interim and annual periods beginning after December 31, 2009 except for the provisions relating to purchases, sales, issuances and settlements of Level 3 investments, which are effective for fiscal years beginning after December 15, 2010. The Company adopted the disclosure provisions of ASU 2010-06 for its fiscal year beginning January 1, 2010 and adopted the Level 3 purchases, sales, issuances and settlements provisions for its fiscal year beginning January 1, 2011. The provisions of ASU No. 2010-06 relate only to financial statement disclosures and, accordingly, did not have an impact on the Company’s consolidated financial position or the results of its operations.

In April 2010, the FASB issued ASU No. 2010-15 “How Investments Held through Separate Accounts Affect an Insurer’s Consolidation Analysis of Those Investments” (“ASU No. 2010-15”). ASU No. 2010-15 clarifies that an insurance company should not consider any separate account interests in an investment held for the benefit of policyholders to be its interests and that those interests should not be combined with interests of its general account in the same investment when assessing the investment for consolidation. ASU No. 2010-15 also provides that an insurance company is required to consider a separate account as a subsidiary for purposes of evaluating whether the retention of specialized accounting for investments in consolidation is appropriate. ASU No. 2010-15 is effective for fiscal years beginning after December 15, 2010. The Company adopted ASU No. 2010-15 for its fiscal year beginning on January 1, 2011. The adoption of ASU No. 2010-15 did not have an impact on the Company’s consolidated financial position or the results of its operations.

In July 2010, the FASB issued ASU No. 2010-20 “Disclosures about the Credit Quality of Financing Receivables and the Allowance for Credit Losses” (“ASU No. 2010-20”). ASU No. 2010-20 provides for entities to disclose credit quality indicators, aging of past due amounts, the nature and extent of troubled debt restructurings, modifications as a result of troubled debt restructurings and significant sales or purchases, by disaggregated class, for its financing receivables. ASU No. 2010-20 is effective for fiscal periods ending after December 15, 2010. The Company adopted ASU No. 2010-20 for its fiscal year ended December 31, 2010. The provisions of ASU No. 2010-20 related to troubled debt restructurings have been clarified in ASU No. 2011-02, see below. The provisions of ASU No. 2010-20 relate only to financial statement disclosures regarding financing receivables and, accordingly, its adoption did not have an impact on the Company’s consolidated financial position or the results of its operations.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

Years Ended December 31, 2011, 2010 and 2009

(Dollars in Thousands, Except Share Amounts)

In April 2011, the FASB issued ASU No. 2011-02 “Receivables (Topic 310): A Creditor’s Determination of Whether a Restructuring Is a Troubled Debt Restructuring” (“ASU No. 2011-02”). ASU No. 2011-02 clarifies and defines the criteria to be met in a debt modification in order to be considered a troubled debt restructuring. It also clarifies whether a modification of the terms of a receivable meets the criteria to be considered a troubled debt restructuring, both for purposes of recording an impairment loss and for disclosure of troubled debt restructures. ASU No. 2011-02 is effective for the first interim or annual period beginning on or after June 15, 2011 with early adoption permitted and is to be applied retrospectively to the beginning of the annual period of adoption. The Company adopted ASU No. 2011-02 for its fiscal period ended September 30, 2011. The provisions of ASU No. 2011-02 related only to financial statement disclosure and, accordingly, did not have an impact on the Company’s consolidated financial position or the results of operations.

Future adoption of new accounting pronouncements

In October 2010, the FASB issued ASU No. 2010-26 “Financial Services - Insurance (Topic 944): Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts - a Consensus of the FASB Emerging Issues Task Force” (“ASU No. 2010-26”). ASU No. 2010-26 provides guidance and modifies the definition of the types and nature of costs incurred by insurance enterprises that can be capitalized in connection with the acquisition of new or renewal insurance contracts. Further, ASU No. 2010-26 clarifies which costs may not be capitalized as DAC. ASU No. 2010-26 is effective for interim and annual periods in fiscal years beginning after December 15, 2011 with early adoption permitted. The Company will adopt ASU No. 2010-26 for its fiscal year beginning January 1, 2012, and expects to apply the retrospective method of adoption. Accordingly, upon adoption, DAC will be reduced with a corresponding reduction, net of tax, to stockholder’s equity as a result of acquisition costs previously deferred that are not eligible for deferral under the amended guidance. The Company estimates the impact as of December 31, 2011, retrospective adoption would reduce DAC by approximately $120,000 to $130,000 and would reduce stockholder’s equity by approximately $76,000 to $86,000, net of tax. Expenses in future periods will be higher due to a decrease of deferrable expenses. However, amortization expense will be lower in future periods due to the lower DAC balance, before the effect of any amortization related to realized gains and losses.

In April 2011, the FASB issued ASU No. 2011-03 “Transfers and Servicing (Topic 860): Reconsideration of Effective Control for Repurchase Agreements” (“ASU No. 2011-03”). ASU No. 2011-03 removes from the assessment of effective control the criterion requiring a transferor to have the ability to repurchase or redeem the financial assets transferred in a repurchase arrangement. This requirement was one of the criterions under ASC topic 860 that entities used to determine whether a transferor maintained effective control. Entities are still required to consider all the effective control criterion under ASC topic 860; however, the elimination of this requirement may lead to more conclusions that a repurchase agreement should be accounted for as a secured borrowing rather than a sale. ASU No. 2011-03 is effective for the first interim or annual period beginning on or after December 15, 2011. The Company will adopt ASU No. 2011-03 for its fiscal year beginning January 1, 2012. The adoption of ASU No. 2011-03 will not have an impact on the Company’s consolidated financial position or the results of operations.

In May 2011, the FASB issued ASU No. 2011-04 “Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurements and Disclosure Requirements in U.S. GAAP and IFRSs” (“ASU No. 2011-04”). ASU No. 2011-04 does not extend the use of the existing concepts or guidance regarding fair value. It results in common fair value measurements and disclosures between accounting principles generally accepted in the United States and those of International Financial Reporting Standards. ASU No. 2011-04 expands disclosure requirements for Level 3 inputs to include a quantitative description of the unobservable inputs used, a description of the valuation process used and a qualitative description about the sensitivity of the fair value measurements. ASU No. 2011-04 is effective for interim or annual periods beginning on or after December 15, 2011. The Company will adopt ASU No. 2011-04 for its fiscal year beginning January 1, 2012. The adoption of ASU No. 2011-04 will not have an impact on the Company’s consolidated financial position or the results of operations.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

Years Ended December 31, 2011, 2010 and 2009

(Dollars in Thousands, Except Share Amounts)

In June 2011, the FASB issued ASU No. 2011-05 “Comprehensive Income (Topic 220): Presentation of Comprehensive Income” (“ASU No. 2011-05”). ASU No. 2011-05 provides that, upon adoption, entities must present the components of net income, the components of comprehensive income and the total of comprehensive income for all periods presented. The option of presenting the components of comprehensive income in the statement of changes of equity has been eliminated. ASU No. 2011-05 is effective for interim or annual periods beginning on or after December 15, 2011. The Company will adopt ASU No. 2011-05 for its fiscal year beginning January 1, 2012. The adoption of ASU No. 2011-05 will not have an impact on the Company’s consolidated financial position or the results of its operations. ASU No 2011-05 was subsequently amended by ASU No. 2011-12.

In September 2011, the FASB issued ASU No. 2011-08 “Intangibles - Goodwill and Other (Topic 350): Testing Goodwill for Impairment” (“ASU No. 2011-08”). ASU No. 2011-08 provides that entities have the option to first assess qualitative factors to determine whether the existence of events or circumstances leads to a determination that it is more likely than not that the fair value of recorded goodwill is less than its carrying value. If an entity concludes that it is more likely than not that the fair value of recorded goodwill is less than its carrying value, it is then required to calculate the fair value of the recorded goodwill and to measure the amount of impairment loss, if any. ASU No. 2011-08 is effective for annual and interim goodwill impairment tests for fiscal years beginning after December 15, 2011. The Company will adopt the provisions of ASU No. 2011-08 for its fiscal year beginning January 1, 2012. The adoption of ASU No. 2011-08 will not have an impact on the Company’s consolidated financial position or the results of its operations.

In December 2011, the FASB issued ASU No. 2011-12 “Comprehensive Income (Topic 220): Deferral of the Effective Date for Amendments to the Presentation of Reclassifications of Items Out of Accumulated Other Comprehensive Income in Accounting Standards Update No. 2011-05” (“ASU No. 2011-12”). ASU No. 2011-12 indefinitely defers the requirement in ASU No. 2011-05 for entities to present reclassification adjustments out of accumulated other comprehensive income by component in both the statement in which net income is presented and statement in which other comprehensive income is presented, for both interim and annual periods. ASU No. 2011-12 does not effect any other provisions of ASU No. 2011-05. ASU No. 2011-12 is effective for fiscal years and interim periods within those years ending after December 15, 2011. The Company will adopt the provisions of ASU No. 2011-12 for its fiscal year beginning January 1, 2012. The adoption of ASU No. 2011-12 will not have an impact on the Company’s consolidated financial position or the results of operations.

3.	Related Party Transactions

Included in the consolidated balance sheets at December 31, 2011 and 2010 are the following related party amounts:

	December 31,
	2011	2010
Reinsurance receivable	$502,093	$483,564
Future policy benefits	2,115,676	2,183,167

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

Years Ended December 31, 2011, 2010 and 2009

(Dollars in Thousands, Except Share Amounts)

Included in the consolidated statements of income for the years ended December 31, 2011, 2010 and 2009 are the following related party amounts:

	Year ended December 31,
	2011	2010	2009
Premium income, net of related party premiums ceded of $6,912, $3, 588, and $3,411	$129,072	$131,037	$137,085
Life and other policy benefits, net of reinsurance recoveries of $6,426, $4,906 and $7,415	106,790	122,830	118,624
Decrease in future policy benefits	(70,554)	(65,778)	(45,960)

The Company provides administrative and operational services for the United States operations of The Great-West Life Assurance Company (“GWL”) and the United States operations of The Canada Life Assurance Company (“CLAC”), wholly-owned subsidiaries of Lifeco. The Company also provides investment services for London Reinsurance Group, an indirect subsidiary of GWL. The following table presents revenue and expense reimbursement from related parties for services provided pursuant to these service agreements for the years ended December 31, 2011, 2010 and 2009. These amounts, in accordance with the terms of the various contracts, are based upon estimated costs incurred, including a profit charge, and resources expended based upon the number of policies, certificates in-force and/or administered assets.

	Year ended December 31,
	2011	2010	2009
Investment management and administrative revenue included in fee income and net investment income	$7,492	$7,505	$7,334
Administrative and underwriting expense reimbursements included as a reduction to general insurance expense	3,629	988	944

Total	$11,121	$8,493	$8,278

The following table summarizes amounts due from parent and affiliates at December 31, 2011 and 2010:

			December 31,
Related party	Indebtedness	Due date	2011	2010
GWL&A Financial Inc.	On account	On demand	$6,976	$11,298
Great-West Lifeco U.S. Inc.	On account	On demand	105,614	191,185
Great-West Lifeco Finance LP	On account	On demand	716	-
Great-West Lifeco Finance LP II	On account	On demand	524	187
Putnam Investments LLC	On account	On demand	308	182
Crown Life Insurance Company	On account	On demand	195	152
Other related party receivables	On account	On demand	364	227

Total			$114,697	$203,231

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

Years Ended December 31, 2011, 2010 and 2009

(Dollars in Thousands, Except Share Amounts)

The following table summarizes amounts due to parent and affiliates at December 31, 2011 and 2010:

			December 31,
Related party	Indebtedness	Due date	2011	2010
GWL&A Financial Inc. (1)	Surplus note	November 2034	$194,362	$194,231
GWL&A Financial Inc. (2)	Surplus note	May 2046	333,400	333,400
GWL&A Financial Inc.	Note interest	May 2011	4,701	4,701
Great-West Life & Annuity Insurance Capital (Nova Scotia) Co. II	On account	On demand	140	13
Great-West Lifeco Finance LP II	On account	On demand		-
London Life Financial Corporation	On Account	On demand	1,715	-
The Great-West Life Assurance Company	On account	On demand	1,765	4,046
The Canada Life Assurance Company	On account	On demand	2,478	1,083
Other related party payables

Total			$538,561	$537,474

(1) A note payable to GWL&A Financial was issued as a surplus note on November 15, 2004, with a face amount of $195,000 and carrying amounts of $194,362 and $194,231 at December 31, 2011 and 2010, respectively. The surplus note bears interest at the rate of 6.675% per annum, payable in arrears on each May 14 and November 14. The note matures on November 14, 2034.

(2) A note payable to GWL&A Financial was issued as a surplus note on May 19, 2006, with a face amount and carrying amount of $333,400. The surplus note bears interest initially at the rate of 7.203% per annum, payable in arrears on each May 16 and November 16 until May 16, 2016. After May 16, 2016, the surplus note bears an interest rate of 2.588% plus the then-current three-month London Interbank Offering Rate (“LIBOR”). The surplus note is redeemable by the Company at the principal amount plus any accrued and unpaid interest after May 16, 2016. The note matures on May 16, 2046.

Payments of principal and interest under the surplus notes shall be made only out of surplus funds of the Company and only with prior written approval of the Commissioner of Insurance of the State of Colorado when the Commissioner of Insurance is satisfied that the financial condition of the Company warrants such action pursuant to applicable Colorado law. Payments of principal and interest on the surplus notes are payable only if at the time of such payment and after giving effect to the making thereof, the Company’s surplus would not fall below two and one half times the authorized control level as required by the most recent risk-based capital calculations.

Interest expense attributable to these related party debt obligations was $37,163 for the year ended December 31, 2011 and $37,042 for each of the years ended December 31, 2010 and 2009. Included in other liabilities on the consolidated balance sheets at December 31, 2011 and 2010 is $4,701 of interest payable attributable to these related party debt obligations.

The Company’s wholly owned subsidiary, Great-West Life & Annuity Insurance Company of South Carolina (“GWSC”) and CLAC are parties to a reinsurance agreement pursuant to which GWSC assumes term life insurance from CLAC. GWL&A Financial obtained two letters of credit for the benefit of the Company as collateral under the GWSC and CLAC reinsurance agreement for policy liabilities and capital support. The first letter of credit is for $1,128,500 and renews annually until it expires on December 31, 2025. The second letter of credit is for $70,000 and renews annually for an indefinite period of time. At December 31, 2011 and 2010 there were no outstanding amounts related to the letters of credit.

Included within reinsurance receivable in the consolidated balance sheets are $450,820 and $436,661 of funds withheld assets as of December 31, 2011 and 2010, respectively. CLAC pays the Company on, a quarterly basis, interest on the funds withheld balance at a rate of 4.55% per annum.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

Years Ended December 31, 2011, 2010 and 2009

(Dollars in Thousands, Except Share Amounts)

A subsidiary of the Company, GW Capital Management, LLC, serves as a Registered Investment Advisor to Maxim Series Fund, Inc. an affiliated open-end management investment company, to several affiliated insurance company separate accounts and to Collective Investment Trusts, an affiliated entity. A subsidiary of the Company, Orchard Trust Company, LLC, serves as trustee to Collective Investment Trusts. Included in fee income on the consolidated statements of income is $69,172, $59,320 and $52,540 of advisory and management fee income from these affiliated entities for the years ended December 31, 2011, 2010 and 2009, respectively.

The Company’s separate accounts invest in shares of Maxim Series Fund, Inc. and Putnam Funds which are affiliates of the Company and shares of other non-affiliated mutual funds and government and corporate bonds. The Company’s separate accounts include mutual funds or other investment options that purchase guaranteed interest annuity contracts issued by the Company. During the years ended December 31, 2011, 2010 and 2009, these purchases totaled $112,117, $162,504 and $149,302, respectively. As the general account investment contracts are also included in the separate account balances in the accompanying consolidated balance sheets, the Company has reduced the separate account assets and liabilities by $266,340 and $269,495 at December 31, 2011 and 2010, respectively, to eliminate these amounts in its consolidated balance sheets at those dates.

4.	Summary of Investments

The following tables summarize fixed maturity investments classified as available-for-sale and the amount of other-than-temporary impairments (“OTTI”) classified as the non-credit-related component of previously impaired fixed maturity investments that the Company does not intend to sell included in accumulated other comprehensive income (loss) (“AOCI”) at December 31, 2011 and 2010:

	December 31, 2011
Fixed maturities:	Amortized cost	Gross unrealized gains	Gross unrealized losses	Estimated fair value and carrying value	OTTI (gain) loss included in AOCI (1)
U.S. government direct obligations and U.S. agencies	$2,209,420	$107,363	$1,112	$2,315,671	$-
Obligations of U.S. states and their subdivisions	1,773,687	297,488	5	2,071,170	-
Corporate debt securities (3)	8,287,960	762,045	154,259	8,895,746	3,672
Asset-backed securities (2)	2,006,544	70,117	125,217	1,951,444	(23,837)
Residential mortgage-backed securities	578,046	17,461	3,965	591,542	1,409
Commercial mortgage-backed securities	712,831	42,538	7,572	747,797	-
Collateralized debt obligations	18,482	3	2,072	16,413	-

Total fixed maturities	$15,586,970	$1,297,015	$294,202	$16,589,783	$(18,756)

(1)	Indicates the amount of any OTTI (gain) loss included in AOCI that is included in gross unrealized gains and losses.
(2)

OTTI (gain) loss included in AOCI, as presented above, includes both the initial recognition of non-credit losses and the effects of subsequent increases and decreases in estimated fair value for those fixed maturity securities that had previous non-credit impairment. The non-credit loss component of OTTI (gain) loss for asset-backed securities was in an unrealized gain position of $23,837 at December 31, 2011 due to increases in estimated fair value subsequent to initial recognition of non-credit losses on such securities.

(3)	Includes perpetual debt investments with amortized cost of $253,023 and estimated fair value of $166,284 at December 31, 2011.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

Years Ended December 31, 2011, 2010 and 2009

(Dollars in Thousands, Except Share Amounts)

	December 31, 2010
Fixed Maturities:	Amortized cost	Gross unrealized gains	Gross unrealized losses	Estimated fair value and carrying value	OTTI (gain) loss included in AOCI (1)
U.S. government direct obligations and U.S. agencies	$2,289,010	$96,924	$14,784	$2,371,150	$-
Obligations of U.S. states and their subdivisions	1,784,299	173,567	15,603	1,942,263	-
Corporate debt securities (3)	7,625,810	557,104	144,486	8,038,428	5,439
Asset-backed securities (2)	2,104,420	51,663	154,157	2,001,926	(22,284)
Residential mortgage-backed securities	730,293	20,888	12,119	739,062	505
Commercial mortgage-backed securities	812,915	28,049	20,615	820,349	-
Collateralized debt obligations	35,655	5	5,781	29,879	-

Total fixed maturities	$15,382,402	$928,200	$367,545	$15,943,057	$(16,340)

(1)	Indicates the amount of any OTTI (gain) loss included in AOCI that is included in gross unrealized gains and losses.
(2)

OTTI (gain) loss included in AOCI, as presented above, includes both the initial recognition of non-credit losses and the effects of subsequent increases and decreases in estimated fair value for those fixed maturity securities that had previous non-credit impairment. The non-credit loss component of OTTI (gain) loss for asset-backed securities was in an unrealized gain position of $22,284 at December 31, 2010 due to increases in estimated fair value subsequent to initial recognition of non-credit losses on such securities.

(3)	Includes perpetual debt investments with amortized cost of $253,023 and estimated fair value of $189,877 at December 31, 2010.

See Note 6 for additional information on policies regarding estimated fair value of fixed maturity investments.

The amortized cost and estimated fair value of fixed maturity investments classified as available-for-sale at December 31, 2011, based on estimated cash flows, are shown in the table below. Actual maturities will likely differ from these projections because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

	December 30, 2011
	Amortized cost	Estimated fair value
Maturing in one year or less	$478,189	$511,588
Maturing after one year through five years	3,161,433	3,420,611
Maturing after five years through ten years	3,554,634	3,965,884
Maturing after ten years	2,972,324	3,186,060
Mortgage-backed and asset-backed securities	5,420,390	5,505,640

	$15,586,970	$16,589,783

Mortgage-backed (commercial and residential) and asset-backed securities, including those issued by U.S. government and U.S. agencies, include collateralized mortgage obligations that consist primarily of sequential and planned amortization classes with legal final stated maturities of up to thirty years and expected average lives of up to fifteen years.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

Years Ended December 31, 2011, 2010 and 2009

(Dollars in Thousands, Except Share Amounts)

The following table summarizes information regarding the sales of securities classified as available-for-sale for the years ended December 31, 2011, 2010 and 2009:

	Year ended December 31,
	2011	2010	2009
Proceeds from sales	$3,958,589	$3,222,700	$2,258,653
Gross realized gains from sales	104,893	62,702	42,375
Gross realized losses from sales	23,138	26	267

Gross realized gains and losses from sales during the year were primarily attributable to changes in interest rates and gains and losses on repurchase agreement transactions.

Included in net investment income are unrealized gains of $12,935, $9,587 and $4,749 on held-for-trading fixed maturity investments still held at December 31, 2011, 2010 and 2009, respectively.

The Company has a corporate fixed maturity security with a fair value of $9,949 and $8,845 that has been non-income producing for the twelve months preceding December 31, 2011 and 2010, respectively. This security was written down to its fair value in the period it was deemed to be other-than-temporarily impaired.

Mortgage loans on real estate - The following table summarizes the carry value of the mortgage loan portfolio by component as of December 31, 2011 and 2010:

	December 31, 2011	December 31, 2010
Principal	$2,510,949	$1,709,075
Unamortized premium (discount)	23,268	29,647
Allowance for credit loss	(21,130)	(16,300)

Total mortgage loans	$2,513,087	$1,722,422

Of the total principal balance in the mortgage loan portfolio, $2,067 and $8,470 related to impaired loans at December 31, 2011 and 2010, respectively. The decrease in the impaired loans balance was due to four loans that were foreclosed upon and one loan that was paid in full offset by one loan that was deemed non-performing during the year ended December 31, 2011.

The recorded investment in impaired mortgage loans was $2,067 and $9,576 at December 31, 2011 and 2010, respectively. The average recorded investment of impaired mortgage loans was $5,822, $5,101 and $313 for the years ended December 31, 2011, 2010 and 2009, respectively.

The following table summarizes the recorded investment of the mortgage loan portfolio by risk assessment category as of December 31, 2011 and 2010:

	December 31, 2011	December 31, 2010
Performing	$2,532,150	$1,729,146
Non-performing	2,067	9,576

Total	$2,534,217	$1,738,722

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

Years Ended December 31, 2011, 2010 and 2009

(Dollars in Thousands, Except Share Amounts)

The following table summarizes activity in the allowance for mortgage loan credit losses for the years ended December 31, 2011, 2010 and 2009:

	Year ended December, 31
	2011	2010	2009
	Commercial mortgages	Commercial mortgages	Commercial mortgages
Beginning balance	$16,300	$14,854	$8,834
Provision increases	4,830	1,446	6,172
Provision decreases	-	-	(152)

Ending balance	$21,130	$16,300	$14,854

Allowance ending balance by basis of impairment method:
Collectively evaluated for impairment	$21,130	$16,300	$14,854

Recorded investment balance in the mortgage loan portfolio, gross of allowance, by basis of impairment method:	$2,534,217	$1,738,722	$1,568,986
Individually evaluated for impairment	18,493	27,250	4,506
Collectively evaluated for impairment	2,515,724	1,711,472	1,564,480

The table below summarizes the recorded investment of the mortgage loan portfolio by aging category as of December 31, 2011 and 2010:

	Current	Loan balances 31-60 days past due	Loan balances 61-89 days past due	Loan balances greater than 90 days past due or in process of foreclosure (1)	Total portfolio balance
Commercial mortgages:
December 31, 2011	$2,534,217	$-	$-	$-	$2,534,217
December 31, 2010	1,733,922	2,642	-	2,158	1,738,722

(1) December 31, 2010 includes four loans in the amount of $2,158 in process of foreclosure.

Occasionally, the Company elects to grant a concession to a debtor with financial difficulties in an attempt to protect as much of its investment as possible. At December 31, 2010, the Company had one loan, with a principal balance of $6,355, classified as a troubled debt restructuring with loan modifications which primarily reduced the interest rate for the life of the loan, but did not extend the maturity date or forgive any principal.

Limited partnership and other corporation interests - The Company invests in limited partnership interests, which include limited partnerships established for the purpose of investing in low-income housing that qualify for federal and state tax credits, and other corporation interests. At December 31, 2011 and 2010, the Company had $169,233 and $210,146, respectively, invested in limited partnership and other corporation interests.

The Company has determined its investment in low-income housing limited partnerships (“LIHLP”) to be considered a VIE. Although the Company is involved with the VIE, it determined that consolidation was not required because it has no power to direct the activities that most significantly impact the entities’ economic performance.

As a 99% limited partner in various upper-tier LIHLPs, the Company has few or no voting rights, but expects to receive the tax credits allocated to the partnership and operating losses from depreciation and interest expense. The Company is only an equity investor and views the LIHLP as a single investment. The general partner of the LIHLPs is most closely involved in the development and management of the LIHLP project. The general partner has a small ownership of the partnership, which requires a de minimus capital contribution. This equity investment is reduced based on fees paid at inception by the limited partner; therefore, the general partner does not qualify as having an equity investment at risk in the LIHLP project. However, the limited partner does not have the direct or indirect ability through voting rights or similar rights to make decisions about the general partner’s activities that have a significant effect on the success of the partnership.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

Years Ended December 31, 2011, 2010 and 2009

(Dollars in Thousands, Except Share Amounts)

The following table presents information about the nature and activities of the VIEs and the effect on the Company’s financial statements as of December 31, 2011 and 2010 as follows:

	Limited partnership and other corporation interests	Liabilities	Maximum exposure to loss
December 31, 2011	$111,631	$-	$111,631
December 31, 2010	151,158	-	151,158

Securities pledged, special deposits and securities lending - The Company pledges investment securities it owns to unaffiliated parties to meet initial margin requirements for exchange-traded futures contracts. The fair value of margin deposits related to futures contracts was $4,765 and $5,979 at December 31, 2011 and 2010, respectively.

The Company had securities on deposit with government authorities as required by certain insurance laws with fair values in the amounts of $16,631 and $14,144 at December 31, 2011 and 2010, respectively.

The Company participates in a securities lending program whereby securities are loaned to third parties. Securities with a cost or amortized cost in the amounts of $7,266 and $45,000 and estimated fair values in the amounts of $6,823 and $50,807 were on loan under the program at December 31, 2011 and 2010, respectively. The Company received restricted cash collateral in the amounts of $7,099 and $51,749 at December 31, 2011 and 2010, respectively.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

Years Ended December 31, 2011, 2010 and 2009

(Dollars in Thousands, Except Share Amounts)

Unrealized losses on fixed maturity investments classified as available-for-sale - The following tables summarize unrealized investment losses, including the non-credit-related portion of other-than-temporary impairment losses reported in accumulated other comprehensive income (loss), by class of investment at December 31, 2011 and 2010:

	December 31, 2011
	Less than twelve months		Twelve months or longer		Total
Fixed maturities:	Estimated fair value	Unrealized loss and OTTI	Estimated fair value	Unrealized loss and OTTI	Estimated fair value	Unrealized loss and OTTI
U.S. government direct obligations and U.S. agencies	$297,410	$913	$17,531	$199	$314,941	$1,112
Obligations of U.S. states and their subdivisions	1,557	5	-	-	1,557	5
Corporate debt securities	363,111	12,986	479,441	141,273	842,552	154,259
Asset-backed securities	218,850	10,365	841,415	114,852	1,060,265	125,217
Residential mortgage-backed securities	14,203	373	120,364	3,592	134,567	3,965
Commercial mortgage-backed securities	6,726	13	68,952	7,559	75,678	7,572
Collateralized debt obligations	-	-	16,392	2,072	16,392	2,072

Total fixed maturities	$901,857	$24,655	$1,544,095	$269,547	$2,445,952	$294,202

Total number of securities in an unrealized loss position		89		167		256

	December 31, 2010
	Less than twelve months		Twelve months or longer		Total
Fixed maturities:	Estimated fair value	Unrealized loss and OTTI	Estimated fair value	Unrealized loss and OTTI	Estimated fair value	Unrealized loss and OTTI
U.S. government direct obligations and U.S. agencies	$892,025	$14,551	$22,471	$233	$914,496	$14,784
Obligations of U.S. states and their subdivisions	391,101	11,332	99,720	4,271	490,821	15,603
Corporate debt securities	477,059	15,486	819,627	129,000	1,296,686	144,486
Asset-backed securities	52,814	1,505	1,071,557	152,652	1,124,371	154,157
Residential mortgage-backed securities	26,142	509	146,532	11,610	172,674	12,119
Commercial mortgage-backed securities	53,462	2,086	79,429	18,529	132,891	20,615
Collateralized debt obligations	5,745	29	23,112	5,752	28,857	5,781

Total fixed maturities	$1,898,348	$45,498	$2,262,448	$322,047	$4,160,796	$367,545

Total number of securities in an unrealized loss position		161		227		388

Fixed maturity investments - Total unrealized losses and other-than-temporary impairment losses decreased by $73,343, or 20%, from December 31, 2010 to December 31, 2011. This decrease in unrealized losses was across most asset classes and reflects recovery in market liquidity and lower interest rates, although the economic uncertainty in certain asset classes still remains.

Unrealized losses on corporate debt securities increased by $9,773 from December 31, 2010 to December 31, 2011. The valuation of these securities has been influenced by market conditions with widening credit spreads in the finance sector resulting in generally lower valuations of these fixed income securities. The finance sector accounts for 91% of the corporate debt securities unrealized loss at December 31, 2011.

Unrealized losses on asset-backed securities decreased by $28,940 since December 31, 2010, generally due to lower interest rates, increased market liquidity and other-than-temporary impairments recognized during the year.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

Years Ended December 31, 2011, 2010 and 2009

(Dollars in Thousands, Except Share Amounts)

Corporate debt securities account for 52% of the unrealized losses and OTTI greater than twelve months. Of the $141,273 of unrealized losses and OTTI over twelve months on corporate debt securities, 64% are on securities which continue to be rated investment grade. Of the $51,356 of unrealized losses and OTTI greater than twelve months on non-investment grade corporate debt securities, $42,036 of the losses are on perpetual debt investments issued by banks in the United Kingdom, which have senior debt ratings of A- or higher. The Company determined that the majority of the unrealized losses on the perpetual securities were due to widening credit spreads and low LIBOR based coupon rates on the securities. Based on our analysis, the Company concluded that the ability of the issuers to service the investment has not been compromised by these factors. Additionally, although foreign banks have suffered from the weak credit and economic environment, they benefit from central bank support. Management does not have the intent to sell these assets prior to a full recovery; therefore, an OTTI was not recognized in earnings.

Asset-backed securities account for 43% of the unrealized losses and OTTI greater than twelve months. Of the $114,852 of unrealized losses and OTTI over twelve months on asset-backed securities, 85% of the losses are on securities which continue to be rated investment grade. Of the securities which are not rated investment grade, 89% of the losses are on securities guaranteed by monoline insurers. The present value of the cash flows expected to be collected is not less than amortized cost. Management does not have the intent to sell these assets prior to a full recovery; therefore, an OTTI was not recognized in earnings.

See Note 6 for additional discussion regarding fair value measurements.

Other-than-temporary impairment recognition - The Company recorded other-than-temporary impairments on fixed maturity investments for the years ended December 31, 2011, 2010 and 2009 as follows:

	Year ended December 31, 2011
	OTTI recognized in realized gains/(losses)		OTTI recognized in OCI (2)
Fixed maturities:	Credit related (1)	Non-credit related	Non-credit related	Total
Corporate debt securities	$501	$-	$-	$501
Asset-backed securities	6,264	-	10,005	16,269

Total fixed maturities	$6,765	$-	$10,005	$16,770

(1)	Of the $6,264 in asset-backed fixed maturities, all is bifurcated credit loss recognized on one held security.
(2)	Amounts are recognized in OCI in the period incurred.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

Years Ended December 31, 2011, 2010 and 2009

(Dollars in Thousands, Except Share Amounts)

	Year ended December 31, 2010
	OTTI recognized in realized gains/(losses)		OTTI recognized in OCI (2)
Fixed maturities:	Credit related (1)	Non-credit related	Non-credit related	Total
U.S. government direct obligations and U.S. agencies	$750	$10,035	$-	$10,785
Corporate debt securities	-	1,529	-	1,529
Asset-backed securities	64,896	-	16,242	81,138
Residential mortgage-backed securities	1,390	-	505	1,895
Collateralized debt obligations	34	-	-	34

Total fixed maturities	$67,070	$11,564	$16,747	$95,381

(1) Of the credit-related other-than-temporary impairment on asset-backed securities, $53,327 and $8,558 were related to Ambac Financial Group, Inc. and Financial Guaranty Insurance Company, respectively, for the year ended December 31, 2010. Of the $67,070 in total fixed maturities, $66,286 is the bifurcated credit loss recognized on securities.

(2) Amounts are recognized in OCI in the period incurred.

	Year ended December 31, 2009
	OTTI recognized in realized gains/(losses)		OTTI recognized in OCI (2)
Fixed maturities:	Credit related (1)	Non-credit related	Non-credit related	Total
U.S. government direct obligations and U.S. agencies	$-	$684	$-	$684
Corporate debt securities	3,652	6,181	-	9,833
Asset-backed securities	88,134	502	13,422	102,058
Residential mortgage-backed securities	-	28	-	28
Collateralized debt obligations	154	-	-	154

Total fixed maturities	$91,940	$7,395	$13,422	$112,757

(1) Of the credit-related other-than-temporary impairment on asset-backed securities, all of it was related to Financial Guaranty Insurance Company for the year ended December 31, 2009. Of the $91,940 in total fixed maturities, $88,134 is the bifurcated credit loss recognized on securities.

(2) Amounts are recognized in OCI in the period incurred.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

Years Ended December 31, 2011, 2010 and 2009

(Dollars in Thousands, Except Share Amounts)

The other-than-temporary impairments of fixed maturity securities where the loss portion is bifurcated and the credit related component is recognized in realized investment gains (losses) is summarized as follows:

	Year ended December 31,
	2011	2010	2009
Bifurcated credit loss:
Beginning balance	$181,611	$115,325	$43,871
Additions:
Initial impairments - credit loss on securities not previously impaired	6,264	66,286	88,134
Reductions:
Due to sales, maturities, or payoffs during the period	(876)	-	-
Non-credit losses reclassified out of retained earnings into AOCI	-	-	(16,680)

Ending balance	$186,999	$181,611	$115,325

Net Investment Income

The following table summarizes net investment income for the years ended December 31, 2011, 2010 and 2009:

	Year ended December 31,
	2011	2010	2009
Investment income:
Fixed maturity and short-term investments	$821,582	$823,828	$795,323
Mortgage loans on real estate	117,796	96,711	85,116
Policy loans	218,663	234,944	244,140
Limited partnership interests	6,915	5,767	2,514
Net interest on funds withheld balances under reinsurance agreements, related party	18,376	17,130	18,448
Derivative instruments (1)	(11,613)	7,182	10,489
Other	3,113	5,079	6,614

	1,174,832	1,190,641	1,162,644
Investment expenses	(16,346)	(15,897)	(13,560)

Net investment income	$1,158,486	$1,174,744	$1,149,084

(1) Includes gains (losses) on the hedged asset for fair value hedges.

Realized Investment Gains (Losses)

The following table summarizes realized investment gains (losses) for the years ended December 31, 2011, 2010 and 2009:

	Year ended December 31,
	2011	2010	2009
Realized investment gains (losses):
Fixed maturity and short-term investments	$78,637	$(15,793)	$(58,208)
Derivative instruments	(47,264)	(17,076)	(3,905)
Other	(2,048)	9,820	745
Provision for mortgage impairments, net of recoveries	(4,830)	(1,446)	(6,172)

Realized investment gains (losses)	$24,495	$(24,495)	$(67,540)

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

Years Ended December 31, 2011, 2010 and 2009

(Dollars in Thousands, Except Share Amounts)

Included in net investment income and realized investment gains (losses) are amounts allocable to the participating fund account. This allocation is based upon the activity in a specific block of investments that are segmented for the benefit of the participating fund account. The amounts of net investment income allocated to the participating fund account were $4,095, $4,481 and $4,799 for the years ended December 31, 2011, 2010 and 2009, respectively. The amounts of realized investment gains (losses) allocated to the participating fund account were $279, $438 and $234 for the years ended December 31, 2011, 2010 and 2009, respectively.

5.	Derivative Financial Instruments

Derivative transactions, excluding cross-currency swaps, are entered into pursuant to master agreements and other contracts that provide for a single net payment to be made by one party to the other on a daily basis, periodic payment dates, or at the due date, expiration or termination of the agreement.

The Company holds $11,985 and $7,790 of unrestricted cash collateral from derivative counterparties to satisfy collateral netting agreements at December 31, 2011 and 2010, respectively. For a complete discussion of the Company’s policy surrounding derivative collateral, refer to Note 1, Organization and Significant Accounting Policies.

Cash flow hedges - Interest rate swap agreements are used to convert the interest rate on certain debt securities from a floating rate to a fixed rate. Cross-currency swaps are used to manage the foreign exchange rate risk associated with investments denominated in other than U.S. dollars. Interest rate futures are used to manage the interest rate risks of forecasted acquisitions of fixed rate maturity investments. These derivatives are primarily structured to hedge interest rate risk inherent in the assumptions used to price certain liabilities. The Company’s derivatives treated as cash flow hedges are eligible for hedge accounting.

At December 31, 2011, the Company estimates that $7,996 of net derivative gains included in accumulated other comprehensive income (loss) will be reclassified into net income within the next twelve months.

Fair value hedges - Interest rate swap agreements are used to convert the interest rate on certain debt securities from a fixed rate to a floating rate to manage the risk of the change in the fair value of certain fixed rate maturity investments. Interest rate futures are used to manage the risk of the change in the fair value of certain fixed rate maturity investments. The Company’s derivatives treated as fair value hedges are eligible for hedge accounting.

Derivatives not designated as hedging instruments

The Company enters into transactions in which derivatives are not designated as hedging instruments. Accordingly, hedge accounting is not elected. These derivative instruments include: exchange-traded interest rate swap futures, exchange-traded equity index futures on certain indices, OTC interest rate swaptions, OTC interest rate swaps, exchange-traded Eurodollar interest rate futures and interest rate futures.

The derivative instruments mentioned above are economic hedges and used to manage risk. These transactions are used to offset changes in liabilities, hedge the economic effect of a large increase in interest rates, manage the potential variability in future interest payments due to a change in credited interest rates and the related change in cash flows due to increased surrenders, manage interest rate risks of forecasted acquisitions of fixed rate maturity investments and forecasted liability pricing, and hedge equity based fee income.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

Years Ended December 31, 2011, 2010 and 2009

(Dollars in Thousands, Except Share Amounts)

The following tables summarize derivative financial instruments at December 31, 2011 and 2010:

	December 31, 2011
		Net derivatives	Asset derivatives	Liability derivatives
	Notional amount	Fair value	Fair value (1)	Fair value (1)
Hedge designation/derivative type:
Derivatives designated as hedges:
Cash flow hedges:
Interest rate swaps	$184,200	20,894	$20,894	$-
Cross-currency swaps	69,030	6,241	6,241	-

Total cash flow hedges	253,230	27,135	27,135	-

Fair value hedges:
Interest rate swaps	35,800	(1,011)	-	1,011

Total fair value hedges	35,800	(1,011)	-	1,011

Total derivatives designated as hedges	289,030	26,124	27,135	1,011

Derivatives not designated as hedges:
Interest rate swaps	392,235	(8,316)	4,687	13,003
Futures on equity indices	2,680	-	-	-
Interest rate futures	59,090	-	-	-
Interest rate swaptions	890,400	944	944	-

Total derivatives not designated as hedges	1,344,405	(7,372)	5,631	13,003

Total cash flow hedges, fair value hedges and derivatives not designated as hedges	$1,633,435	$18,752	$32,766	$14,014

(1) The estimated fair value of all derivatives in an asset position are reported within other assets and the estimated fair value of all derivatives in a liability position are reported within other liabilities in the consolidated balance sheets.

	December 31, 2010
		Net derivatives	Asset derivatives	Liability derivatives
	Notional amount	Fair value	Fair value (1)	Fair value (1)
Hedge designation/derivative type:
Derivatives designated as hedges:
Cash flow hedges:
Interest rate swaps	$90,700	$10,255	$10,386	$131
Cross-currency swaps	30,000	(252)	-	252
Interest rate futures	80,700	-	-	-

Total cash flow hedges	201,400	10,003	10,386	383

Fair value hedges:
Interest rate futures	128,900	-	-	-

Total fair value hedges	128,900	-	-	-

Total derivatives designated as hedges	330,300	10,003	10,386	383

Derivatives not designated as hedges:
Interest rate swaps	612,902	4,036	9,484	5,448
Futures on equity indices	680	-	-	-
Interest rate futures	52,360	-	-	-
Interest rate swaptions	1,083,000	4,956	4,956	-

Total derivatives not designated as hedges	1,748,942	8,992	14,440	5,448

Total cash flow hedges, fair value hedges and derivatives not designated as hedges	$2,079,242	$18,995	$24,826	$5,831

(1) The estimated fair value of all derivatives in an asset position are reported within other assets and the estimated fair value of all derivatives in a liability position are reported within other liabilities in the consolidated balance sheets.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

Years Ended December 31, 2011, 2010 and 2009

(Dollars in Thousands, Except Share Amounts)

Notional amounts are used to express the extent of the Company’s involvement in derivative transactions and represent a standard measurement of the volume of its derivative activity. Notional amounts represent those amounts used to calculate contractual flows to be exchanged. Notional amounts are not paid or received.

The Company had 143 and 117 swap transactions with an average notional amount of $16,361 and $19,745 during the years ended December 31, 2011 and 2010, respectively. The Company added one cross-currency swap during the year ended December 31, 2011. The Company had 1,678 and 979 futures transactions with an average number of contracts per transaction of 18 and 26 during the years ended December 31, 2011 and 2010, respectively. The Company had 44 swaption transactions with an average notional amount of $5,986 during the year ended December 31, 2011. During the year ended December 31, 2010, the Company had three swaptions expire.

The change in notional amount of derivatives during the year was primarily due to the following:

o	The net decrease of $486,837 in interest rate swaps, interest rate futures and interest rate swaptions was primarily the result of a decrease in interest rates.
o	The increase of $39,030 in cross-currency swaps was due to a new swap added to hedge a floating rate British pound asset.

The Company recognized total derivative gains (losses) in net investment income of ($15,428), $1,366 and $2,105 for the years ended December 31, 2011, 2010 and 2009, respectively. The Company realized net investment gains (losses) on closed derivative positions of ($38,794), ($17,076) and ($3,905) for the years ended December 31, 2011, 2010 and 2009, respectively. The preceding amounts are all shown net of any gains (losses) on the hedged assets in a fair value hedge that has been recorded in net investment income.

The following tables present the effect of derivative instruments in the consolidated statement of income for the years ended December 31, 2011, 2010 and 2009 reported by cash flow hedges, fair value hedges and economic hedges:

	Gain (loss) recognized in OCI on derivatives (Effective portion)			Gain (loss) reclassified from OCI into net income (Effective portion)				Gain (loss) recognized in net income on derivatives (Ineffective portion and amount excluded from effectiveness testing)

	Year ended December 31,			Year ended December 31,				Year ended December 31,
	2011	2010	2009	2011	2010	2009		2011	2010	2009
Cash flow hedges:
Interest rate swaps	$21,322	$13,896	$(52,350)	$2,820	$1,582	$553	(A)	$9	$-	$ 6	(A)
Cross-currency swaps	1,123	3,065	(5,334)	-	-	-		-	-	-
Interest rate futures	-	-	-	-	-	-		(92)	92	-	(A)
Interest rate futures	(1,431)	332	466	43	110	53	(A)	6	545	-	(B)

Total cash flow hedges	$21,014	$17,293	$(57,218)	$2,863	$1,691	$606		$(77)	$637	$6

(A)	Income statement location: Net investment income.
(B)	Income statement location: Realized investment gains (losses), net. Represents realized gains (losses) on closed positions.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

Years Ended December 31, 2011, 2010 and 2009

(Dollars in Thousands, Except Share Amounts)

	Gain (loss) on derivatives recognized in net income				Gain (loss) on hedged assets recognized in net income

	Year ended December 31,				Year ended December 31,
	2011	2010	2009		2011	2010	2009
Fair value hedges:
Interest rate swaps	$(1,011)	$-	$-	(A)	$-	$-	$-
Interest rate futures	(285)	(1,027)	6,030	(A)	-	-	-
Interest rate futures	(8,311)	(1,088)	(1,124)	(B)	-	-	-
Items hedged in interest rate swaps	-	-	-		1,011	-	-	(A	)
Items hedged in interest rate futures	-	-	-		(2,002)	3,632	(4,691)	(A	)
Items hedged in interest rate futures	-	-	-		8,470	-	-	(B	)

Total fair value hedges (1)	$(9,607)	$(2,115)	$4,906		$7,479	$3,632	$(4,691)

(1)	Hedge ineffectiveness of ($2,128), $1,517 and $215 for the years ended December 31, 2011, 2010 and 2009 respectively, was recognized.
(A)	Income statement location: Net investment income.
(B)	Income statement location: Realized investment gains (losses), net. Represents realized gains (losses) on closed positions.

	Gain (loss) on derivatives recognized in net income

	Year ended December 31,
	2011		2010		2009
Derivatives not designated as hedging instruments:
Futures on equity indices	(32	) (A)	(9	) (A)	-
Futures on equity indices	373	(B)	(363	) (B)	-
Interest rate swaps	(12,351	) (A)	4,036	(A)	-
Interest rate swaps	(38,377	) (B)	(4,476	) (B)	-
Interest rate futures	260	(A)	(3,600	) (A)	3,714	(A)
Interest rate futures	(251	) (B)	(11,640	) (B)	(2,781	) (B)
Interest rate swaptions	(3,798	) (A)	(3,450	) (A)	(3,560	) (A)
Interest rate swaptions	(704	) (B)	(54	) (B)	-

Total derivatives not designated as hedging instruments	$(54,880)		$(19,556)		$(2,627)

(A)	Income statement location: Net investment income.
(B)	Income statement location: Realized investment gains (losses), net. Represents realized gains (losses) on closed positions.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

Years Ended December 31, 2011, 2010 and 2009

(Dollars in Thousands, Except Share Amounts)

6.	Fair Value Measurements

The following tables summarize the carrying amounts and estimated fair values of the Company’s financial instruments at December 31, 2011 and 2010:

	December 31, 2011		December 31, 2010
Assets	Carrying amount	Estimated fair value	Carrying amount	Estimated fair value
Fixed maturities and short-term investments	$17,070,073	$17,070,073	$17,051,738	$17,051,738
Mortgage loans on real estate	2,513,087	2,679,474	1,722,422	1,809,356
Policy loans	4,219,849	4,219,849	4,059,640	4,059,640
Other investments	22,990	47,915	24,650	48,496
Collateral under securities lending agreements	7,099	7,099	51,749	51,749
Collateral under derivative counter-party collateral agreements	11,985	11,985	7,790	7,790
Derivative instruments	32,766	32,766	24,826	24,826
Separate account assets	22,331,391	22,331,391	22,489,038	22,489,038

	December 31, 2011		December 31, 2010
Liabilities	Carrying amount	Estimated fair value	Carrying amount	Estimated fair value
Annuity contract benefits without life contingencies	$8,727,286	$8,888,585	$7,976,954	$7,912,850
Policyholders’ funds	382,816	382,816	372,980	372,980
Repurchase agreements	-	-	936,762	936,762
Commercial paper	97,536	97,536	91,681	91,681
Payable under securities lending agreements	7,099	7,099	51,749	51,749
Payable under derivative counterparty collateral agreements	11,985	11,985	7,790	7,790
Derivative instruments	14,014	14,014	5,831	5,831
Notes payable	532,463	515,104	532,332	532,332

Fixed maturity investments

The fair values for fixed maturity investments are based upon quoted market prices or estimates from independent pricing services. However, in cases where quoted market prices are not readily available, such as for private fixed maturity investments, fair values are estimated. To determine estimated fair value for these instruments, the Company generally utilizes discounted cash flows calculated at current market rates on investments of similar quality and term. Fair value estimates are made at a specific point in time, based on available market information and judgments about financial instruments, including estimates of the timing and amounts of expected future cash flows and the credit standing of the issuer or counterparty.

Short-term investments, securities lending agreements, repurchase agreements and commercial paper

The amortized cost of short-term investments, collateral and payable under securities lending agreements, repurchase agreements and commercial paper is a reasonable estimate of fair value due to their short-term nature.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

Years Ended December 31, 2011, 2010 and 2009

(Dollars in Thousands, Except Share Amounts)

Policy loans

The policy loans accrue interest at variable rates which approximate current market interest rates. Additionally, policy loans are fully collateralized by the cash surrender value of the underlying insurance policy. Given the absence of borrower credit risk and the short time period between interest rate resets, carrying value approximates fair value.

Mortgage loans on real estate

Mortgage loan fair value estimates are generally based on discounted cash flows. A discount rate matrix is incorporated whereby the discount rate used in valuing a specific mortgage generally corresponds to that mortgage’s remaining term and credit quality. Management believes the discount rate used is commensurate with the credit, interest rate, term, servicing costs and risks of loans similar to the portfolio loans that the Company would make today given its internal pricing strategy.

Other investments

Other investments include the Company’s percentage ownership of foreclosed lease interests in aircraft. The estimated fair value is based on the present value of anticipated lease payments plus the residual value of the aircraft. Real estate held for investments is also included in other investments. The estimated fair value for real estate is based on appraised value.

Derivative counterparty collateral agreements

Included in other assets and other liabilities is cash collateral received from derivative counterparties and the obligation to return the cash collateral to the counterparties. The amortized cost of the collateral is a reasonable estimate of fair value.

Derivative instruments

Included in other assets and other liabilities are derivative financial instruments. The estimated fair values of OTC derivatives, primarily consisting of interest rate swaps and interest rate swaptions which are held for other than trading purposes, are the estimated amounts the Company would receive or pay to terminate the agreements at the end of each reporting period, taking into consideration current interest rates, counterparty credit risk and other relevant factors.

Separate account assets

Separate account assets include investments in mutual fund, fixed maturity and short-term securities. Mutual funds are recorded at net asset value, which approximates fair value, on a daily basis. The fixed maturity and short-term investments are valued in the same manner, and using the same pricing sources and inputs as the fixed maturity and short-term investments of the Company.

Annuity contract benefits without life contingencies

The estimated fair values of annuity contract benefits without life contingencies are estimated by discounting the projected expected cash flows to the maturity of the contracts utilizing risk-free spot interest rates plus a provision for the Company’s credit risk.

Policyholders’ funds

The carrying amount of policyholders’ funds approximates the fair value since the Company can change the interest crediting rates with thirty days notice.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

Years Ended December 31, 2011, 2010 and 2009

(Dollars in Thousands, Except Share Amounts)

Notes payable

The estimated fair values of the notes payable to GWL&A Financial are based upon quoted market prices from independent pricing services of securities with characteristics similar to those of the notes payable.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

Years Ended December 31, 2011, 2010 and 2009

(Dollars in Thousands, Except Share Amounts)

Fair value hierarchy

The following tables present the Company’s financial assets and liabilities carried at fair value on a recurring basis by fair value hierarchy category as of December 31, 2011 and 2010:

	Assets and liabilities measured at fair value on a recurring basis
	December 31, 2011
Assets	Quoted prices in active markets for identical assets (Level 1)	Significant other observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Fixed maturities available-for-sale:
U.S. government direct obligations and U.S. agencies	$-	$2,315,671	$-	$2,315,671
Obligations of U.S. states and their subdivisions	-	2,071,170	-	2,071,170
Corporate debt securities	-	8,859,250	36,496	8,895,746
Asset-backed securities	-	1,672,423	279,021	1,951,444
Residential mortgage-backed securities	-	591,542	-	591,542
Commercial mortgage-backed securities	-	747,797	-	747,797
Collateralized debt obligations	-	16,391	22	16,413

Total fixed maturities available-for-sale	-	16,274,244	315,539	16,589,783

Fixed maturities held for trading:
U.S. government direct obligations and U.S. agencies	-	36,352	-	36,352
Corporate debt securities	-	60,243	-	60,243
Asset-backed securities	-	43,905	-	43,905
Commercial mortgage-backed securities	-	7,026	-	7,026

Total fixed maturities held for trading	-	147,526	-	147,526

Short-term investments available-for-sale	45,869	286,895	-	332,764
Collateral under securities lending agreements	7,099	-	-	7,099
Collateral under derivative counterparty collateral agreements	11,985	-	-	11,985
Derivative instruments designated as hedges:
Interest rate swaps	-	20,894	-	20,894
Cross-currency swaps	-	6,241	-	6,241
Derivative instruments not designated as hedges:
Interest rate swaps	-	4,687	-	4,687
Interest rate swaptions	-	944	-	944

Total derivative instruments	-	32,766	-	32,766

Separate account assets (1)	10,646,426	11,568,489	2,118	22,217,033

Total assets	$10,711,379	$28,309,920	$317,657	$39,338,956

Liabilities
Collateral under securities lending agreements	$7,099	$-	$-	$7,099
Collateral under derivative counterparty collateral agreements	11,985	-	-	11,985
Derivative instruments designated as hedges:
Interest rate swaps	-	1,011	-	1,011
Derivative instruments not designated as hedges:
Interest rate swaps	-	13,003	-	13,003

Total derivative instruments	-	14,014	-	14,014

Separate account liabilities (1)	74	278,796	-	278,870

Total liabilities	$19,158	$292,810	$-	$311,968

(1)	Includes only separate account instruments which are carried at the fair value of the underlying invested assets or liabilities owned by the separate accounts.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

Years Ended December 31, 2011, 2010 and 2009

(Dollars in Thousands, Except Share Amounts)

	Assets and liabilities measured at fair value on a recurring basis
	December 31, 2010
Assets	Quoted prices in active markets for identical assets (Level 1)	Significant other observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Fixed maturities available-for-sale:
U.S. government direct obligations and U.S. agencies	$-	$2,371,150	$-	$2,371,150
Obligations of U.S. states and their subdivisions	-	1,942,263	-	1,942,263
Corporate debt securities	-	7,979,736	58,692	8,038,428
Asset-backed securities	-	1,711,438	290,488	2,001,926
Residential mortgage-backed securities	-	739,062	-	739,062
Commercial mortgage-backed securities	-	820,349	-	820,349
Collateralized debt obligations	-	29,865	14	29,879

Total fixed maturities available-for-sale	-	15,593,863	349,194	15,943,057

Fixed maturities held for trading:
U.S. government direct obligations and U.S. agencies	-	41,834	-	41,834
Corporate debt securities	-	49,961	-	49,961
Asset-backed securities	-	44,060	-	44,060
Commercial mortgage-backedsecurities	-	8,319	-	8,319

Total fixed maturities held for trading	-	144,174	-	144,174

Short-term investments available-for-sale	140,922	823,585	-	964,507
Collateral under securities lending agreements	51,749	-	-	51,749
Collateral under derivative counterparty collateral agreements	7,790	-	-	7,790
Derivative instruments designated as hedges:
Interest rate swaps	-	10,386	-	10,386
Derivative instruments not designated as hedges:
Interest rate swaps	-	9,484	-	9,484
Interest rate swaptions	-	4,956	-	4,956

Total derivative instruments	-	24,826	-	24,826

Separate account assets (1)	11,222,384	10,838,983	4,278	22,065,645

Total assets	$11,422,845	$27,425,431	$353,472	$39,201,748

Liabilities
Derivative instruments designated as hedges:
Interest rate swaps	$-	$131	$-	$131
Cross-currency swaps	-	252	-	252
Derivative instruments not designated as hedges:
Interest rate swaps	-	5,448	-	5,448

Total derivative instruments	-	5,831	-	5,831

Separate account liabilities (1)	93	301,108	-	301,201

Total liabilities	$93	$306,939	$-	$307,032

(1) Includes only separate account instruments which are carried at the fair value of the underlying invested assets or liabilities owned by the separate accounts.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

Years Ended December 31, 2011, 2010 and 2009

(Dollars in Thousands, Except Share Amounts)

The following tables present additional information about assets and liabilities measured at fair value on a recurring basis and for which the Company has utilized Level 3 inputs to determine fair value:

	Recurring Level 3 financial assets and liabilities Year ended December 31, 2011
	Fixed maturities available-for-sale
	Corporate debt securities	Asset-backed securities	Collateralized debt obligations	Separate accounts	Total
Balance, January 1, 2011	$58,692	$290,488	$14	$4,278	$353,472
Realized and unrealized gains (losses) included in:
Net income	3,961	(192)	-	37	3,806
Other comprehensive income (loss)	779	20,031	8	260	21,078
Sales	(14,430)	-	-	(1,847)	(16,277)
Settlements	(17,460)	(31,306)	-	(158)	(48,924)
Transfers into Level 3 (1)	7,333	-	-	1,400	8,733
Transfers out of Level 3 (1)	(2,379)	-	-	(1,852)	(4,231)

Balance, December 31, 2011	$36,496	$279,021	$22	$2,118	$317,657

Total gains (losses) for the period included in net income attributable to the change in unrealized gains and losses relating to assets held at December 31, 2011	$-	$-	$-	$-	$-

(1) Transfers into Level 3 are due primarily to decreased observability of inputs in valuation methodologies. Transfers out of Level 3 are due primarily to increased observability of inputs in valuation methodologies as evidenced by corroboration of market prices with multiple pricing vendors.

	Recurring Level 3 financial assets and liabilities Year ended December 31, 2010
	Fixed maturities available-for-sale
	Corporate debt securities	Asset-backed securities	Commercial mortgage-backed securities	Collateralized debt obligations	Other assets and liabilities (1)	Separate accounts	Total
Balance, January 1, 2010	$188,936	$392,365	$58,270	$1,729	$(3,317)	$9,960	$647,943
Realized and unrealized gains (losses) included in:
Net income	475	(49,393)	-	(34)	-	-	(48,952)
Other comprehensive income (loss)	5,630	70,026	-	161	-	622	76,439
Purchases, issuances and settlements	(30,084)	(98,807)	-	(1,842)	-	(1,700)	(132,433)
Transfers in (out) of Level 3 (2)	(106,265)	(23,703)	(58,270)	-	3,317	(4,604)	(189,525)

Balance, December 31, 2010	$58,692	$290,488	$-	$14	$-	$4,278	$353,472

Total gains (losses) for the period included in net income attributable to the change in unrealized gains and losses relating to assets held at December 31, 2010	$-	$-	$-	$-	$-	$-	$-

(1)	Includes derivative financial instruments.
(2)	Transfers in and out of Level 3 are from and to Level 2 and are due primarily to the ability or inability to corroborate market prices with multiple pricing vendors.

	Recurring Level 3 financial assets and liabilities Year ended December 31, 2009
	Fixed maturities available-for-sale
	U.S. government and U.S. agencies	Corporate debt securities	Asset-backed securities	Commercial mortgage-backed securities	Collateralized debt obligations	Other assets and liabilities (1)	Separate accounts	Total
Balance, January 1, 2009	$14,711	$203,975	$521,351	$55,321	$213	$3,224	$532	$799,327
Realized and unrealized gains (losses) included in:
Net income	-	(2,597)	(84,990)	-	-	-	-	(87,587)
Other comprehensive income (loss)	2,227	47,030	178,951	3,281	1,592	(6,541)	1,902	228,442
Purchases, issuances and settlements	(256)	(52,008)	(124,017)	(332)	(12,027)	-	7,526	(181,114)
Transfers in (out) of Level 3(2)	(16,682)	(7,464)	(98,930)	-	11,951	-	-	(111,125)

Balance, December 31, 2009	$-	$188,936	$392,365	$58,270	$1,729	$(3,317)	$9,960	$647,943

Total gains (losses) for the period included in net income attributable to the change in unrealized gains and losses relating to assets held at December 31, 2009	$-	$-	$-	$-	$-	$-	$-	$-

(1)	Includes derivative financial instruments.
(2)	Transfers in and out of Level 3 are from and to Level 2 and are due primarily to the ability or inability to corroborate market prices with multiple pricing vendors.

Non-recurring fair value measurements - The Company held $19,745 and $980 of adjusted cost basis limited partnership interests which were impaired at December 31, 2011 and 2010, respectively, based on the fair value disclosed in the limited partnership financial statements. These limited partnership interests were recorded at estimated fair value and represent a non-recurring fair value measurement. The estimated fair value was categorized as Level 3.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

Years Ended December 31, 2011, 2010 and 2009

(Dollars in Thousands, Except Share Amounts)

7.	Reinsurance

In the normal course of its business, the Company seeks to limit its exposure to loss on any single insured and to recover a portion of benefits paid by ceding risks to other insurance enterprises under excess coverage and coinsurance contracts. The Company retains a maximum liability in the amount of $3,500 of coverage per individual life. Further, the maximum annual growth due to automatic increases is $175 per annum, with an overall maximum of $1,000.

Ceded reinsurance contracts do not relieve the Company from its obligations to policyholders. The failure of reinsurers to honor their obligations could result in losses to the Company. The Company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk arising from similar geographic regions, activities or economic characteristics of the reinsurers to minimize its exposure to significant losses from reinsurer insolvencies. At December 31, 2011 and 2010, the reinsurance receivables had carrying values in the amounts of $616,336 and $594,997, respectively. Included in these amounts are $502,093 and $483,564 at December 31, 2011 and 2010, respectively, associated with reinsurance agreements with related parties. At December 31, 2011 and 2010, 81% and 73%, respectively, of the total reinsurance receivable was due from CLAC, a related party.

The Company assumes risk from approximately forty insurers and reinsurers by participating in yearly renewable term and coinsurance pool agreements. When assuming risk, the Company seeks to generate revenue while maintaining reciprocal working relationships with these partners as they also seek to limit their exposure to loss on any single life. Maximum capacity to be accepted by the Company is dictated at the treaty level and is monitored annually to ensure the risk acquired on any one life is managed to its maximum retention of $3,500.

The following tables summarize life insurance in-force and total premium income at and for the year ended December 31, 2011:

	Life insurance in-force
	Individual	Group	Total
Written and earned direct	$50,461,815	$37,007,795	$87,469,610
Reinsurance ceded	(11,157,504)	-	(11,157,504)
Reinsurance assumed	77,352,956	-	77,352,956

Net	$116,657,267	$37,007,795	$153,665,062

Percentage of amount assumed to net	66.3%	0.0%	50.3%

	Premium income
	Life insurance	Annuities	Total
Written and earned direct	$395,419	$1,960	$397,379
Reinsurance ceded	(40,654)	(66)	(40,720)
Reinsurance assumed	166,557	-	166,557

Net	$521,322	$1,894	$523,216

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

Years Ended December 31, 2011, 2010 and 2009

(Dollars in Thousands, Except Share Amounts)

The following tables summarize life insurance in-force and total premium income at and for the year ended December 31, 2010:

	Life insurance in-force
	Individual	Group	Total
Written and earned direct	$50,976,256	$34,985,650	$85,961,906
Reinsurance ceded	(9,878,257)	-	(9,878,257)
Reinsurance assumed	80,618,669	-	80,618,669

Net	$121,716,668	$34,985,650	$156,702,318

Percentage of amount assumed to net	66.2%	0.0%	51.4%

	Premium income

	Life insurance	Annuities	Total
Written and earned direct	$674,726	$5,665	$680,391
Reinsurance ceded	(41,362)	(112)	(41,474)
Reinsurance assumed	166,705	-	166,705

Net	$800,069	$5,553	$805,622

The following table summarizes total premium income for the year ended December 31, 2009:

	Premium income

	Life insurance	Annuities	Total
Written and earned direct	$431,585	$3,039	$434,624
Reinsurance ceded	(48,687)	(74)	(48,761)
Reinsurance assumed	174,389	-	174,389

Net	$557,287	$2,965	$560,252

8.	Deferred Acquisition Costs and Value of Business Acquired

The following table summarizes activity in DAC and VOBA for the years ended December 31, 2011, 2010 and 2009:

	DAC	VOBA	Total
Balance, January 1, 2009	$625,144	$55,711	$680,855
Capitalized additions	74,642	-	74,642
Amortization and writedowns	(61,113)	(1,161)	(62,274)
Unrealized investment (gains) losses	(242,085)	(5,881)	(247,966)

Balance, December 31, 2009	396,588	48,669	445,257
Capitalized additions	80,020	-	80,020
Amortization and writedowns	(48,903)	(1,837)	(50,740)
Unrealized investment (gains) losses	(167,162)	(427)	(167,589)

Balance, December 31, 2010	260,543	46,405	306,948
Capitalized additions	88,165	-	88,165
Amortization and writedowns	(37,998)	(3,636)	(41,634)
Unrealized investment (gains) losses	(9,313)	(717)	(10,030)

Balance, December 31, 2011	$301,397	$42,052	$343,449

The estimated future amortization of VOBA for the years ended December 31, 2012 through December 31, 2016 is approximately $4,000 per annum.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

Years Ended December 31, 2011, 2010 and 2009

(Dollars in Thousands, Except Share Amounts)

9.	Goodwill and Other Intangible Assets

The balance of goodwill, all of which is within the Retirement Services segment, at December 31, 2011 and 2010 was $105,255.

The following tables summarize other intangible assets, all of which are within the Retirement Services segment, as of December 31, 2011 and 2010:

	December 31, 2011
	Gross carrying amount	Accumulated amortization	Net book value
Customer relationships	$36,314	$(15,234)	$21,080
Preferred provider agreements	7,970	(7,195)	775

Total	$44,284	$(22,429)	$21,855

	December 31, 2010
	Gross carrying amount	Accumulated amortization	Net book value
Customer relationships	$36,314	$(12,701)	$23,613
Preferred provider agreements	7,970	(5,941)	2,029

Total	$44,284	$(18,642)	$25,642

Amortization expense for other intangible assets included in general insurance expenses was $3,787. $3,990 and $4,192 for the years ended December 31, 2011, 2010 and 2009, respectively. Except for goodwill, the Company has no intangible assets with indefinite lives. The Company did not incur costs to renew or extend the term of acquired intangible assets during the year ended December 31, 2010.

The estimated future amortization of other intangible assets using current assumptions, which are subject to change, for the years ended December 31, 2012 through December 31, 2016 is approximately $3,000 per annum.

10.	Commercial Paper

The Company maintains a commercial paper program that is partially supported by a $50,000 corporate credit facility.

The following table provides information regarding the Company’s commercial paper program at December 31, 2011 and 2010:

	December 31,
	2011	2010
Commercial paper outstanding	$97,536	$91,681
Maturity range (days)	4 - 75	3 - 74
Interest rate range	0.2% - 0.4%	0.3% - 0.4%

11.	Stockholder’s Equity and Dividend Restrictions

At December 31, 2011 and 2010, the Company had 50,000,000 shares of $1 par value preferred stock authorized, none of which were issued or outstanding at either date. In addition, the Company has 50,000,000 shares of $1 par value common stock authorized, 7,032,000 of which were issued and outstanding at both December 31, 2011 and 2010.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

Years Ended December 31, 2011, 2010 and 2009

(Dollars in Thousands, Except Share Amounts)

GWLA’s net income and capital and surplus, as determined in accordance with statutory accounting principles and practices as prescribed by the National Association of Insurance Commissioners, for the years ended December 31, 2011, 2010 and 2009 are as follows:

	2011(1)	2010(2)	2009(3)

Net income	$146,902	$405,343	$282,033
Capital and surplus	1,069,452	1,159,657	1,360,896

(1)	As filed with the Colorado Division of Insurance

(2)

As filed with the Colorado Division of Insurance. The Company subsequently filed an amended filing with the Colorado Division of Insurance whereby net income and capital and surplus were $398,555 and $1,152,654, respectively.

(3)	As filed in an amended filing with the Colorado Division of Insurance

Dividends are paid as determined by the Board of Directors, subject to restrictions as discussed below. During the years ended December 31, 2011, 2010 and 2009, the Company paid dividends in the amounts of $206,353, $160,917 and $24,682, respectively, to its parent company, GWL&A Financial.

The maximum amount of dividends that can be paid to stockholders by insurance companies domiciled in the State of Colorado, without prior approval of the Insurance Commissioner, is subject to restrictions relating to statutory capital and surplus and statutory net gain from operations. As filed with the Colorado Division of Insurance, the statutory capital and surplus and net gain from operations at and for the year ended December 31, 2011 were $1,069,452 and $176,892, respectively. Based on the as filed amounts, gGWLA may pay up to $176,892 of dividends during the year ended December 31, 2012 without the prior approval of the Colorado insurance commissioner. Prior to any payments of dividends, the Company seeks approval from the Colorado Insurance Commissioner.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

Years Ended December 31, 2011, 2010 and 2009

(Dollars in Thousands, Except Share Amounts)

12.	Other Comprehensive Income

The following tables present the composition of other comprehensive income (loss) for the years ended December 31, 2011, 2010 and 2009:

	Year ended December 31, 2011
	Before-tax amount	Tax (expense) benefit	Net-of-tax amount
Unrealized holding gains arising during the year on available-for-sale fixed maturity investments	$511,663	$(179,082)	$332,581
Net changes during the year related to cash flow hedges	21,014	(7,355)	13,659
Reclassification adjustment for gains realized in net income	(74,165)	25,958	(48,207)

Net unrealized gains	458,512	(160,479)	298,033
Future policy benefits, deferred acquisition costs and value of business acquired adjustments	(96,860)	33,901	(62,959)

Net unrealized gains	361,652	(126,578)	235,074
Employee benefit plan adjustment	(49,566)	17,348	(32,218)

Other comprehensive income	$312,086	$(109,230)	$202,856

	Year ended December 31, 2010
	Before-tax amount	Tax (expense) benefit	Net-of-tax amount
Unrealized holding gains arising during the year on available-for-sale fixed maturity investments	$724,296	$(253,504)	$470,792
Net changes during the year related to cash flow hedges	17,293	(6,053)	11,240
Reclassification adjustment for losses realized in net income	23,198	(8,119)	15,079

Net unrealized gains	764,787	(267,676)	497,111
Future policy benefits, deferred acquisition costs and value of business acquired adjustments	(182,357)	63,825	(118,532)

Net unrealized gains	582,430	(203,851)	378,579
Employee benefit plan adjustment	(5,142)	1,800	(3,342)

Other comprehensive income	$577,288	$(202,051)	$375,237

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

Years Ended December 31, 2011, 2010 and 2009

(Dollars in Thousands, Except Share Amounts)

	Year ended December 31, 2009
	Before-tax amount	Tax (expense) benefit	Net-of-tax amount
Unrealized holding gains arising during the year on available-for-sale fixed maturity investments	$1,174,693	$(411,143)	$763,550
Net changes during the year related to cash flow hedges	(57,218)	20,027	(37,191)
Reclassification adjustment for losses realized in net income	71,473	(25,016)	46,457

Net unrealized gains	1,188,948	(416,132)	772,816
Future policy benefits, deferred acquisition costs and value of business acquired adjustments	(250,468)	87,664	(162,804)

Net unrealized gains	938,480	(328,468)	610,012
Employee benefit plan adjustment	43,797	(15,329)	28,468

Other comprehensive income	$982,277	$(343,797)	$638,480

13.	General Insurance Expenses

The following table summarizes the significant components of general insurance expenses for the years ended December 31, 2011, 2010 and 2009:

	Year ended December 31,
	2011	2010	2009
Compensation	$303,514	$294,923	$273,934
Commissions	156,461	143,680	114,461
Other	75,661	59,783	47,083

Total general insurance expenses	$535,636	$498,386	$435,478

14.	Employee Benefit Plans

Defined Benefit Pension, Post-Retirement Medical and Supplemental Executive Retirement Plans

The Company has a noncontributory Defined Benefit Pension Plan covering substantially all of its employees that were hired before January 1, 1999. Pension benefits are based principally on an employee’s years of service and compensation levels near retirement. The Company’s policy for funding the defined benefit pension plans is to make annual contributions, which equal or exceed regulatory requirements.

The Company sponsors an unfunded Post-Retirement Medical Plan (the “Medical Plan”) that provides health benefits to retired employees who are not Medicare eligible. The medical plan is contributory and contains other cost sharing features which may be adjusted annually for the expected general inflation rate. The Company’s policy is to fund the cost of the medical plan benefits in amounts determined at the discretion of management.

The Company also provides supplemental executive retirement plans to certain key executives. These plans provide key executives with certain benefits upon retirement, disability or death based upon total compensation. The Company has purchased individual life insurance policies with respect to each employee covered by this plan. The Company is the owner and beneficiary of the insurance contracts.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

Years Ended December 31, 2011, 2010 and 2009

(Dollars in Thousands, Except Share Amounts)

The following tables provide a reconciliation of the changes in the benefit obligations, fair value of plan assets and the underfunded status for the Company’s Defined Benefit Pension, Post-Retirement Medical and Supplemental Executive Retirement plans as of the years ended December 31, 2011 and 2010:

`	Defined benefit pension plan		Post-retirement medical plan		Supplemental executive retirement plan		Total
	2011	2010	2011	2010	2011	2010	2011	2010
Change in projected benefit obligation:
Benefit obligation, January 1	$349,435	$318,278	$10,162	$12,136	$54,855	$44,430	$414,452	$374,844
Service cost	3,935	3,739	622	728	916	672	5,473	5,139
Interest cost	20,286	19,578	585	713	3,136	2,905	24,007	23,196
Actuarial (gain) loss	39,211	18,644	693	(2,843)	3,520	5,973	43,424	21,774
Regular benefits paid	(11,733)	(10,804)	(337)	(572)	(2,719)	(2,646)	(14,789)	(14,022)
Plan amendments	-	-	-	-	1,650	3,521	1,650	3,521

Benefit obligation, December 31	$401,134	$349,435	$11,725	$10,162	$61,358	$54,855	$474,217	$414,452

Accumulated benefit obligation	$393,487	$342,967	$11,725	$10,162	$50,033	$41,837	$455,245	$394,966

	Defined benefit pension plan		Post-retirement medical plan		Supplemental executive retirement plan		Total
	2011	2010	2011	2010	2011	2010	2011	2010
Change in plan assets:
Value of plan assets, January 1	$282,616	$251,078	$-	$-	$-	$-	$282,616	$251,078
Actual return on plan assets	12,353	36,642	-	-	-	-	12,353	36,642
Employer contributions	10,100	5,700	337	572	2,719	2,646	13,156	8,918
Benefits paid	(11,733)	(10,804)	(337)	(572)	(2,719)	(2,646)	(14,789)	(14,022)

Value of plan assets, December 31	$293,336	$282,616	$-	$-	$-	$-	$293,336	$282,616

	2011	2010	2011	2010	2011	2010	2011	2010
Under funded status at December 31	$(107,798)	$(66,819)	$(11,725)	$(10,162)	$(61,358)	$(54,855)	$(180,881)	$(131,836)

The following table presents amounts recognized in the consolidated balance sheets at December 31, 2011 and 2010 for the Company’s Defined Benefit Pension, Post-retirement Medical and Supplemental Executive Retirement plans:

	Defined benefit pension plan		Post-retirement medical plan		Supplemental executive retirement plan		Total
	2011	2010	2011	2010	2011	2010	2011	2010
Amounts recognized in consolidated balance sheets:
Accumulated other comprehensive income (loss)	$(120,487)	$(76,314)	$15,741	$18,695	$(15,520)	$(13,079)	$(120,266)	$(70,698)

The following table provides information regarding amounts in accumulated other comprehensive income (loss) that have not yet been recognized as components of net periodic benefit cost at December 31, 2011:

	Defined benefit pension plan		Post-retirement medical plan		Supplemental executive retirement plan		Total
	Gross	Net of tax	Gross	Net of tax	Gross	Net of tax	Gross	Net of tax
Net gain (loss)	$(120,321)	$(78,208)	$7,600	$4,940	$(9,587)	$(6,231)	$(122,308)	$(79,499)
Net prior service (cost) credit	(166)	(108)	8,141	5,292	(5,933)	(3,856)	2,042	1,328

	$(120,487)	$(78,316)	$15,741	$10,232	$(15,520)	$(10,087)	$(120,266)	$(78,171)

The following table provides information regarding amounts in accumulated other comprehensive income (loss) that are expected to be recognized as components of net periodic benefit costs during the year ended December 31, 2012:

	Defined benefit pension plan		Post-retirement medical plan		Supplemental executive retirement plan		Total
	Gross	Net of tax	Gross	Net of tax	Gross	Net of tax	Gross	Net of tax
Net gain (loss)	$(9,370)	$(6,091)	$537	$349	$586	$381	$(8,247)	$(5,361)
Prior service cost (credit)	51	33	(1,650)	(1,072)	934	607	(665)	(432)

	$(9,319)	$(6,058)	$(1,113)	$(723)	$1,520	$988	$(8,912)	$(5,793)

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

Years Ended December 31, 2011, 2010 and 2009

(Dollars in Thousands, Except Share Amounts)

The expected benefit payments for the Company’s Defined Benefit Pension, Post-Retirement Medical and Supplemental Executive Retirement plans for the years indicated are as follows:

	Defined benefit pension plan	Post-retirement medical plan	Supplemental executive retirement plan
2012	$12,569	$650	$3,611
2013	13,281	693	3,759
2014	13,973	733	3,574
2015	14,951	757	4,992
2016	16,524	782	3,447
2017 through 2021	103,331	4,117	29,048

Net periodic (benefit) cost of the Defined Benefit Pension, Post-Retirement Medical and Supplemental Executive Retirement plans included in general insurance expenses in the accompanying consolidated statements of income for the years ended December 31, 2011, 2010 and 2009 includes the following components:

	Defined benefit pension plan
	2011	2010	2009
Components of net periodic cost:
Service cost	$3,935	$3,739	$4,087
Interest cost	20,286	19,578	19,135
Expected return on plan assets	(21,093)	(18,618)	(16,073)
Amortization of transition obligation	(1,388)	(1,514)	(1,514)
Amortization of unrecognized prior service cost	51	82	88
Amortization of loss from earlier periods	5,115	5,091	10,131

Net periodic cost	$6,906	$8,358	$15,854

	Post-retirement medical plan
	2011	2010	2009
Components of net periodic benefit:
Service cost	$622	$728	$680
Interest cost	585	713	709
Amortization of unrecognized prior service benefit	(1,650)	(1,650)	(1,650)
Amortization of gain from earlier periods	(611)	(461)	(440)

Net periodic benefit	$(1,054)	$(670)	$(701)

	Supplemental executive retirement plan
	2011	2010	2009
Components of net periodic (benefit) cost:
Service cost	$916	$673	$716
Interest cost	3,136	2,905	2,856
Amortization of unrecognized prior service cost	2,584	899	675
Amortization of net (gain) loss	145	-	-

Net periodic (benefit) cost	$6,781	$4,477	$4,247

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

Years Ended December 31, 2011, 2010 and 2009

(Dollars in Thousands, Except Share Amounts)

The following tables present the weighted average interest rate assumptions used in determining benefit obligations of the Defined Benefit Pension, Post-Retirement Medical and the Supplemental Executive Retirement plans at December 31, 2011 and 2010:

	Defined benefit pension plan
	2011	2010
Discount rate	5.23%	5.87%
Expected return on plan assets	7.50%	7.50%
Rate of compensation increase	3.14%	3.14%

	Post-retirement medical plan
	2011	2010
Discount rate	4.70%	5.87%
Initial health care cost trend	8.00%	7.50%
Ultimate health care cost trend	5.25%	5.25%
Year ultimate trend is reached	2018	2016

	Supplemental executive retirement plan
	2011	2010
Discount rate	4.87%	5.87%
Rate of compensation increase	5.00%	6.00%

The following tables present the weighted average interest rate assumptions used in determining the net periodic benefit/cost of the Defined Benefit Pension, Post-Retirement Medical and the Supplemental Executive Retirement plans for the years ended December 31, 2011 and 2010:

	Defined benefit pension plan
	2011	2010
Discount rate	5.87%	6.37%
Expected return on plan assets	7.50%	8.00%
Rate of compensation increase	3.14%	4.94%

	Post-retirement medical plan
	2011	2010
Discount rate	5.87%	6.37%
Initial health care cost trend	7.50%	8.00%
Ultimate health care cost trend	5.25%	5.25%
Year ultimate trend is reached	2016	2016

	Supplemental executive retirement plan
	2011	2010
Discount rate	5.87%	6.37%
Rate of compensation increase	6.00%	6.00%

The discount rate has been set based upon the rates of return on high-quality fixed-income investments currently available and expected to be available during the period the benefits will be paid. In particular, the yields on bonds rated AA or better on the measurement date have been used to set the discount rate.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

Years Ended December 31, 2011, 2010 and 2009

(Dollars in Thousands, Except Share Amounts)

The following table presents what a one-percentage-point change in assumed healthcare cost trend rates would have on the following:

	One percentage point increase	One percentage point decrease
Increase (decrease) on total service and interest cost on components	$ 162	$(139)
Increase (decrease) on post-retirement benefit obligation	1,199	(1,048)

The following table presents how the Company’s Defined Benefit Pension Plan assets are invested at December 31, 2011 and 2010:

	December 31,
	2011	2010
Equity securities	52%	65%
Debt securities	44%	33%
Other	4%	2%

Total	100%	100%

The following tables present information about the Defined Benefit Retirement Plan’s assets measured at fair value on a recurring basis as of December 31, 2011 and 2010 and indicates the fair value hierarchy of the valuation techniques utilized to determine such fair value:

	Defined Benefit Plan Assets Measured at Fair Value on a Recurring Basis December 31, 2011
	Quoted prices in active markets for identical assets (Level 1)	Significant other observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Common collective trust funds:
Equity index funds	$ -	$ 49,211	$ -	$ 49,211
Midcap index funds	-	48,406	-	48,406
World equity index funds	-	5,336	-	5,336
U.S. equity market funds	-	48,972	-	48,972

Total common collective trust funds	-	151,925	-	151,925

Fixed maturity investments:
U.S. government direct obligations and agencies	-	10,676	-	10,676
Obligations of U.S. states and their municpalities	-	22,467	-	22,467
Corporate debt securities	-	86,836	-	86,836
Asset-backed securities	-	7,711	-	7,711
Commercial mortgage-backed securities	-	2,487	-	2,487

Total fixed maturity investments	-	130,177	-	130,177

Preferred stock	-	111	-	111
Limited partnership investments	-	-	7,116	7,116
Money market funds	4,007	-	-	4,007

Total defined benefit plan assets	$ 4,007	$ 282,213	$ 7,116	$ 293,336

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

Years Ended December 31, 2011, 2010 and 2009

(Dollars in Thousands, Except Share Amounts)

	Defined Benefit Plan Assets Measured at Fair Value on a Recurring Basis December 31, 2010
	Quoted prices in active markets for identical assets (Level 1)	Significant other observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Common collective trust funds:
Equity index funds	$-	$54,784	$-	$54,784
Midcap index funds	-	57,007	-	57,007
World equity index funds	-	15,549	-	15,549
U.S. equity market funds	-	55,487	-	55,487

Total common collective trust funds	-	182,827	-	182,827

Fixed maturity investments:
U.S. government direct obligations and agencies	-	10,767	-	10,767
Obligations of U.S. states and their municpalities	-	9,716	-	9,716
Corporate debt securities	-	61,350	-	61,350
Asset-backed securities	-	8,091	-	8,091
Commercial mortgage-backed securities	-	2,174	-	2,174

Total fixed maturity investments	-	92,098	-	92,098

Preferred stock	-	45	-	45
Limited partnership investments	-	-	6,030	6,030
Money market funds	1,616	-	-	1,616

Total defined benefit plan assets	$1,616	$274,970	$6,030	$282,616

The following tables present additional information at December 31, 2011 and 2010 about assets of the Defined Benefit Retirement Plan measured at fair value on a recurring basis and for which the Company has utilized Level 3 inputs to determine fair value:

Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
Limited partnership interest
Balance, December 31, 2010	$6,030
Actual return on plan assets:
Purchases	(34)
Issuances	1,542
Settlements	(422)

Balance, December 31, 2011	$7,116

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

Years Ended December 31, 2011, 2010 and 2009

(Dollars in Thousands, Except Share Amounts)

Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
Limited partnership interests
Balance, December 31, 2009	$4,495
Actual return on plan assets:
Purchases	395
Issuances	1,653
Settlements	(513)

Balance, December 31, 2010	$6,030

The investment objective of the Defined Benefit Pension Plan is to provide a risk-adjusted return that will ensure the payment of benefits while protecting against the risk of substantial investment losses. Correlations among the asset classes are used to identify an asset mix that the Company believes will provide the most attractive returns. Long-term return forecasts for each asset class using historical data and other qualitative considerations to adjust for projected economic forecasts are used to set the expected rate of return for the entire portfolio.

The Defined Benefit Pension Plan utilizes various investment securities. Generally, investment securities are exposed to various risks, such as interest rate risks, credit risk and overall market volatility. Due to the level of risk associated with certain investment securities, it is reasonably possible that changes in the values of investment securities will occur and that such changes could materially affect the amounts reported.

The following table presents the ranges the Company targets for the allocation of invested Defined Benefit Pension Plan assets at December 31, 2012:

December 31, 2012
Equity securities	25% - 75%
Debt securities	25% - 75%
Other	0% - 15%

Management estimates the value of these investments will be recoverable. The Company does not expect any plan assets to be returned to it during the year ended December 31, 2012. The Company expects to make payments of approximately $650 with respect to its Post-Retirement Medical Plan and $3,611 with respect to its Supplemental Executive Retirement Plan during the year ended December 31, 2012. The Company will make a contribution at least equal to the minimum contribution of $22,000 to its Defined Benefit Pension Plan during the year ended December 31, 2012.

Other employee benefit plans

The Company has an executive deferred compensation plan providing key executives with the opportunity to participate in an unfunded deferred compensation program. Under the program, participants may defer base compensation and bonuses and earn interest on the amounts deferred. The program is not qualified under Section 401 of the Internal Revenue Code. Participant balances, which are reflected in other liabilities in the accompanying consolidated balance sheets, are $13,330 and $14,139 at December 31, 2011 and 2010, respectively. The participant deferrals earned interest at the average rates of 6.72% and 7.55% during the years ended December 31, 2011 and 2010, respectively. The interest rate is based on the Moody’s Average Annual Corporate Bond Index rate plus 0.45% for actively employed participants and fixed rates ranging from 6.37% to 7.91% for retired participants.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

Years Ended December 31, 2011, 2010 and 2009

(Dollars in Thousands, Except Share Amounts)

The Company offers an unfunded, non-qualified deferred compensation plan to a select group of management and highly compensated individuals. Participants defer a portion of their compensation and realize potential market gains or losses on the invested contributions. The program is not qualified under Section 401 of the Internal Revenue Code. Participant balances, which are included in other liabilities in the accompanying consolidated balance sheets are $11,258 and $10,848 at December 31, 2011 and 2010, respectively.

15.	Federal Income Taxes

The provision for income taxes from continuing operations is comprised of the following:

	Year ended December 31,
	2011	2010	2009
Current	$70,201	$34,090	$(21,088)
Deferred	30,002	38,425	62,521

Total income tax provision from continuing operations	$100,203	$72,515	$41,433

The following table presents a reconciliation between the statutory federal income tax rate and the Company’s effective federal income tax rate from continuing operations for the years ended December 31, 2011, 2010 and 2009:

	Year ended December 31,
	2011	2010	2009
Statutory federal income tax rate	35.0%	35.0%	35.0%
Income tax effect of:
Investment income not subject to federal tax	(2.7%)	(2.2%)	(4.9%)
Tax credits	(2.1%)	(2.9%)	(4.9%)
State income taxes, net of federal benefit	0.7%	0.7%	(2.8%)
Provision for policyholders’ share of earnings on participating business	0.3%	0.3%	0.3%
Income tax contingency provisions	2.0%	(3.9%)	0.9%
Other, net	(1.4%)	(0.8%)	1.4%

Effective federal income tax rate from continuing operations	31.8%	26.2%	25.0%

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

Years Ended December 31, 2011, 2010 and 2009

(Dollars in Thousands, Except Share Amounts)

A reconciliation of unrecognized tax benefits for the years ended December 31, 2011, 2010 and 2009 is as follows:

	Year ended December 31,
	2011	2010	2009
Balance, beginning of year	$35,256	$81,390	$60,079
Additions to tax positions in the current year	6,557	6,939	24,843
Reductions to tax positions in the current year	(420)	-	(2,670)
Additions to tax positions in the prior year	4,785	142	-
Reductions to tax positions in the prior year	(9,858)	(47,922)	(862)
Reductions to tax positions from statutes expiring	(4,197)	(5,253)	-
Settlements	-	(40)	-

Balance, end of year	$32,123	$35,256	$81,390

Included in the unrecognized tax benefits of $32,123 at December 31, 2011 was $6,379 of tax benefits that, if recognized, would impact the annual effective tax rate. Also included in the balance at December 31, 2011 is $25,744 of tax positions for which the ultimate deductibility is highly certain but for which there is uncertainty about the timing of such deductibility. Because of the impact of deferred tax accounting, other than interest and penalties, the disallowance of the shorter deductibility period would not affect the annual effective rate but would accelerate the payment of cash to the taxing authority to an earlier period.

The Company anticipates additional increases in its unrecognized tax benefits of $2,000 to $3,000 in the next twelve months. The Company expects that this increase in its unrecognized tax benefit will impact the effective tax rate.

The Company recognizes accrued interest and penalties related to unrecognized tax benefits in current income tax expense. The Company recognized approximately $2,629, ($13,403) and $2,430 in interest and penalties related to the uncertain tax positions during the years ended December 31, 2011, 2010 and 2009, respectively. The Company had approximately $4,204 and $1,575 accrued for the payment of interest and penalties at December 31, 2011 and 2010, respectively.

The Company files income tax returns in the U.S. federal jurisdiction and various states. With few exceptions, the Company is no longer subject to U.S. federal income tax examinations by tax authorities for years 2007 and prior. Tax years 2008, 2009 and 2010 are open to federal examination by the I.R.S. The Company does not expect significant increases or decreases to unrecognized tax benefits relating to federal, state or local audits.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

Years Ended December 31, 2011, 2010 and 2009

(Dollars in Thousands, Except Share Amounts)

Deferred income taxes represent the tax effect of the differences between the book and tax bases of assets and liabilities. The tax effect of temporary differences, which give rise to the deferred tax assets and liabilities as of December 31, 2011 and 2010, are as follows:

	December 31,
	2011		2010
	Deferred tax asset	Deferred tax liability	Deferred tax asset	Deferred tax liability
Policyholder reserves	$-	$210,457	$-	$200,110
Deferred acquisition costs	-	8,112	26,976	-
Investment assets	-	336,482	-	169,852
Policyholder dividends	18,449	-	18,706	-
Net operating loss carryforward	200,486	-	193,828	-
Pension plan accrued benefit liability	72,387	-	59,178	-
Goodwill	-	25,169	-	24,126
Experience rated refunds	21,623	-	19,335	-
Tax Credits	74,389	-	41,493
Other	-	4,843	-	23,226

Total deferred taxes	$387,334	$585,063	$359,516	$417,314

Amounts presented for investment assets above include ($264,078) and ($145,517) related to the net unrealized losses (gains) on the Company’s investments, which are classified as available-for-sale at December 31, 2011 and 2010, respectively.

The Company, together with certain of its subsidiaries, and Lifeco U.S. have entered into an income tax allocation agreement whereby Lifeco U.S. files a consolidated federal income tax return. Under the agreement, these companies are responsible for and will receive the benefits of any income tax liability or benefit computed on a separate tax return basis.

The Company has federal net operating loss carry forwards generated by a subsidiary that is included in the Lifeco U.S. consolidated federal income tax return. As of December 31, 2011, the subsidiary had net operating loss carry forwards expiring as follows:

Year	Amount
2020	$179,380
2021	112,600
2022	136,701
2023	81,693

Total	$510,374

During 2011 and 2010, the Company generated $34,020 and $36,039 of Guaranteed Federal Low Income Housing tax credit carryforwards respectively. These credits will expire in 2031 and 2030.

Included in due from parent and affiliates at December 31, 2011 and 2010 is $115,300 and $199,884, respectively, of income taxes receivable from Lifeco U.S. related to the consolidated income tax return filed by the Company and certain subsidiaries. Included in the consolidated balance sheets at December 31, 2011 and 2010 is $9,019 and $10,311, respectively, of income taxes receivable in other assets primarily related to the separate state income tax returns filed by certain subsidiaries.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

Years Ended December 31, 2011, 2010 and 2009

(Dollars in Thousands, Except Share Amounts)

16.	Segment Information

The Company has three reportable segments: Individual Markets, Retirement Services and Other.

Individual Markets

The Individual Markets reporting and operating segment distributes life insurance and individual annuity products to both individuals and businesses through various distribution channels. Life insurance products in-force include participating and non-participating term life, whole life, universal life and variable universal life.

Retirement Services

The Retirement Services reporting and operating segment provides retirement plan enrollment services, communication materials, various retirement plan investment options and educational services to employer-sponsored defined contribution/defined benefit plans and 401(k) and 403(b) plans, as well as comprehensive administrative and record-keeping services for financial institutions and employers.

Other

The Company’s Other reporting segment is substantially comprised of activity under the assumption reinsurance agreement between GWSC and CLAC (“the GWSC operating segment”), corporate items not directly allocated to the other operating segments and interest expense on long-term debt.

The accounting principles used to determine segment results are the same as those used in the consolidated financial statements. The Company evaluates performance of its reportable segments based on their profitability from operations after income taxes. Inter-segment transactions and balances have been eliminated in consolidation. The Company’s operations are not materially dependent on one or a few customers, brokers or agents.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

Years Ended December 31, 2011, 2010 and 2009

(Dollars in Thousands, Except Share Amounts)

The following tables summarize segment financial information for the year ended and as of December 31, 2011:

	Year ended December 31, 2011
	Individual Markets	Retirement Services	Other	Total
Revenue:
Premium income	$395,923	$1,960	$125,333	$523,216
Fee income	65,487	416,405	4,903	486,795
Net investment income	714,228	399,222	45,036	1,158,486
Net realized gains on investments	20,533	3,311	651	24,495

Total revenues	1,196,171	820,898	175,923	2,192,992

Benefits and expenses:
Policyholder benefits	937,885	222,642	103,435	1,263,962
Operating expenses	102,016	423,895	88,821	614,732

Total benefits and expenses	1,039,901	646,537	192,256	1,878,694

Income (loss) from continuing operations before income taxes	156,270	174,361	(16,333)	314,298
Income tax expense (benefit)	51,667	54,808	(6,272)	100,203

Income (loss) from continuing operations	$104,603	$119,553	$(10,061)	$214,095

	December 31, 2011
	Individual Markets	Retirement Services	Other	Total
Assets:
Investments	$13,702,356	$8,752,301	$1,540,575	$23,995,232
Other assets	1,124,844	718,487	126,468	1,969,799
Separate account assets	5,884,676	16,446,714	-	22,331,391

Assets of continuing operations	$20,711,876	$25,917,502	$1,667,043	48,296,422

Assets of discontinued operations				39,621

Total assets				$48,336,043

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

Years Ended December 31, 2011, 2010 and 2009

(Dollars in Thousands, Except Share Amounts)

The following tables summarize segment financial information for the year ended and as of December 31, 2010:

	Year ended December 31, 2010
	Individual Markets	Retirement Services	Other	Total
Revenue:
Premium income	$676,395	$5,509	$123,718	$805,622
Fee income	56,232	387,103	4,619	447,954
Net investment income	730,439	399,456	44,849	1,174,744
Net realized losses on investments	(1,239)	(23,229)	(27)	(24,495)

Total revenues	1,461,827	768,839	173,159	2,403,825

Benefits and expenses:
Policyholder benefits	1,218,791	221,943	99,673	1,540,407
Operating expenses	132,962	391,491	62,095	586,548

Total benefits and expenses	1,351,753	613,434	161,768	2,126,955

Income from continuing operations before income taxes	110,074	155,405	11,391	276,870
Income tax expense	30,006	37,916	4,593	72,515

Income from continuing operations	$80,068	$117,489	$6,798	$204,355

	December 31, 2010
	Individual Markets	Retirement Services	Other	Total
Assets:
Investments	$13,159,008	$8,277,926	$1,631,662	$23,068,596
Other assets	1,167,474	695,401	144,762	2,007,637
Separate account assets	6,264,046	16,224,992	-	22,489,038

Assets from continuing operations	$20,590,528	$25,198,319	$1,776,424	47,565,271

Assets from discontinued operations				62,091

Total assets				$47,627,362

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

Years Ended December 31, 2011, 2010 and 2009

(Dollars in Thousands, Except Share Amounts)

The following table summarizes segment financial information for the year ended December 31, 2009:

	Year ended December 31, 2009
	Individual Markets	Retirement Services	Other	Total
Revenue:
Premium income	$428,142	$2,949	$129,161	$560,252
Fee income	49,845	331,242	5,114	386,201
Net investment income	718,040	383,446	47,598	1,149,084
Net realized losses on investments	(38,382)	(23,239)	(5,919)	(67,540)

Total revenues	1,157,645	694,398	175,954	2,027,997

Benefits and expenses:
Policyholder benefits	982,465	231,648	112,691	1,326,804
Operating expenses	101,662	362,775	70,823	535,260

Total benefits and expenses	1,084,127	594,423	183,514	1,862,064

Income (loss) from continuing operations before income taxes	73,518	99,975	(7,560)	165,933
Income tax expense	17,104	24,417	(88)	41,433

Income (loss) from continuing operations	$56,414	$75,558	$(7,472)	$124,500

17.	Share-Based Compensation

Lifeco, of which the Company is an indirect wholly-owned subsidiary, has a stock option plan (the “Lifeco plan”) that provides for the granting of options on its common shares to certain of its officers and employees and those of its subsidiaries, including the Company. Options are granted with exercise prices not less than the average market price of the shares on the five days preceding the date of the grant. Termination of employment prior to the vesting of the options results in the forfeiture of the unvested options. The Lifeco plan provides for the granting of options with varying terms and vesting requirements with vesting commencing on the first anniversary of the grant and expiring ten years from the date of grant.

During the year ended December 31, 2011, Lifeco granted 550,700 stock options to employees of the Company. These stock options vest over five-year periods ending in September 2016. Compensation expense of $2,472 will be recognized in the Company’s financial statements over the vesting period of these stock options using the accelerated method of recognition.

The Lifeco plan contains a provision that permits a retiring option holder with unvested stock options on the date of retirement to continue to vest in them after retirement for a period of up to five years. Upon the retirement of an option holder with unvested options, the Company accelerates the recognition period to the date of retirement for any unrecognized share-based compensation cost related thereto and recognizes it in its earnings at that time.

At December 31, 2011, the Company had $2,710, net of estimated forfeitures, of unrecognized share-based compensation costs, which will be recognized in its earnings through 2016. The weighted-average period over which these costs will be recognized in earnings is 1.8 years.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

Years Ended December 31, 2011, 2010 and 2009

(Dollars in Thousands, Except Share Amounts)

The following table summarizes the status of, and changes in, the Lifeco plan options granted to Company employees which are outstanding at December 31, 2011. The options granted relate to underlying stock traded in Canadian dollars on the Toronto Stock Exchange, therefore, the amounts, which are presented in United States dollars, will fluctuate as a result of exchange rate fluctuations.

		Weighted average
	Shares under option	Exercise price (Whole dollars)	Remaining contractual term (Years)	Aggregate intrinsic value (1)
Outstanding, January 1, 2011	3,542,642	$24.30
Granted	550,700	26.44
Exercised	(740,582)	18.42
Cancelled/Expired	(456,200)	33.29

Outstanding, December 31, 2011	2,896,560		5.7	$495

Vested and expected to vest, December 31, 2011	2,809,546	$28.05	5.2	$403

Exercisable, December 31, 2011	1,478,607	$28.01	3.8	$403

(¹) The aggregate intrinsic value is calculated as the difference between the market price of Lifeco common shares on December 31, 2011 and the exercise price of the option (only if the result is positive) multiplied by the number of options.

The following table presents other information regarding stock options under the Lifeco plan during the year ended December 31, 2011:

December 31, 2011
Weighted average fair value of options granted	$4.49
Intrinsic value of options exercised (1)	1,197
Fair value of options vested	1,541

(¹) The intrinsic value of options exercised is calculated as the difference between the market price of Lifeco common shares on the date of exercise and the exercise price of the option multiplied by the number of options exercised.

The fair value of the options granted during the year ended December 31, 2011 was estimated on the date of the grant using the Black-Scholes option-pricing model with the following weighted average assumptions:

Dividend yield	4.59%
Expected volatility	25.22%
Risk free interest rate	2.62%
Expected duration (years)	5.5

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

Years Ended December 31, 2011, 2010 and 2009

(Dollars in Thousands, Except Share Amounts)

18.	Commitments and Contingencies

Commitments

Future Contractual Obligations

The following table summarizes the Company’s estimated future contractual obligations as of December 31, 2011:

	Payment due by period

	Less than one year	One to three years	Three to five years	More than five years	Total
Related party long-term debt - principal (1)	-	-	-	528,400	528,400
Related party long-term debt - interest (2)	37,177	74,355	74,355	940,714	1,126,601
Investment purchase obligations (3)	97,694	-	-	-	97,694
Operating leases (4)	4,894	6,913	2,492	1,043	15,342
Other liabilities (5)	64,119	10,179	10,208	55,165	139,671

Total	$203,884	$91,447	$87,055	$1,525,322	$1,907,708

(1) Related party long-term debt principal - Represents contractual maturities of principal due to the Company’s parent, GWL&A Financial, under the terms of two long-term surplus notes. The amounts shown in this table differ from the amounts included in the Company’s consolidated balance sheet because the amounts shown above do not consider the discount upon the issuance of one of the surplus notes.

(2) Related party long-term debt interest - One long-term surplus note bears interest at a fixed rate through maturity. The second surplus note bears interest initially at a fixed rate that will change in the future based upon the then current three-month London Interbank Offering Rate. The interest payments shown in this table are calculated based upon the contractual rates in effect on December 31, 2011 and do not consider the impact of future interest rate changes.

(3) Investment purchase obligations - The Company commits to fund limited partnership interests, mortgage loan and other investments in the normal course of its business. As the timing of the fulfillment of the commitment to fund partnership interests cannot be predicted, such obligations are presented in the less than one year category. The timing of the funding of mortgage loans is based on the expiration date of the commitment.

(4) Operating leases - The Company is obligated to make payments under various non-cancelable operating leases, primarily for office space. Contractual provisions exist that could increase the lease obligations presented, including operating expense escalation clauses. Management does not consider the impact of any such clauses to be material to the Company’s operating lease obligations. The Company incurred rent expense, net of sublease income, of $5,645, $6,047 and $6,767 for the years ended December 31, 2011, 2010 and 2009, respectively.

From time to time, the Company enters into agreements or contracts, including capital leases, to purchase goods or services in the normal course of its business. However, these agreements and contracts are not material and are excluded from the table above.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

Years Ended December 31, 2011, 2010 and 2009

(Dollars in Thousands, Except Share Amounts)

(5) Other liabilities - Other liabilities include those other liabilities which represent contractual obligations not included elsewhere in the table above. If the timing of the payment of any other liabilities was sufficiently uncertain, the amounts were included in the less than one year category. Other liabilities presented in the table above include:

•	Expected benefit payments to the Company’s defined benefit pension and post-retirement medical plans through 2021.
•	Miscellaneous purchase obligations to acquire goods and services.
•	Unrecognized tax benefits

The Company has a revolving credit facility agreement in the amount of $50,000 for general corporate purposes. The credit facility matures on May 26, 2013. Interest accrues at a rate dependent on various conditions and terms of borrowings. The agreement requires, among other things, the Company to maintain a minimum adjusted net worth, as defined, of $1,000,000 plus 50% of its net income, if positive and as defined in the credit facility agreement (both compiled on the unconsolidated statutory accounting basis prescribed by the National Association of Insurance Commissioners), for each quarter ending after March 31, 2010. The Company was in compliance with all covenants at December 31, 2011 or 2010.

The Company makes commitments to fund partnership interests and mortgage loans on real estate and other investments in the normal course of its business. The amounts of these unfunded commitments at December 31, 2011 and 2010 were $97,694 and $95,688, respectively, all of which is due within one year from the dates indicated.

Contingencies

The Company is involved in various legal proceedings that arise in the ordinary course of its business. In the opinion of management, after consultation with counsel, the resolutions of these proceedings are not expected to have a material effect on the Company’s consolidated financial position, results of its operations or cash flows.

19.	Subsequent Event

On February 3, 2012, the Company’s Board of Directors declared a dividend of $51,600 to be paid to its sole shareholder, GWL&A Financial, during the first quarter of 2012.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Schedule III

Supplemental Insurance Information

(In Thousands)

	As of and for the year ended December 31, 2011
Operations:	Individual Markets Segment	Retirement Services Segment	Other Segment	Total
Deferred acquisition costs	$118,698	$182,699	$-	$301,397
Future policy benefits, losses, claims and expenses	12,812,079	8,620,044	356,296	21,788,419
Unearned premium reserves	39,855	-	-	39,855
Other policy claims and benefits payable	742,457	445	26,184	769,086
Premium income	395,923	1,960	125,333	523,216
Net investment income	714,228	399,222	45,036	1,158,486
Benefits, claims, losses and settlement expenses	937,885	222,643	103,434	1,263,962
Amortization of deferred acquisition costs	11,354	26,644	-	37,998
Other operating expenses	90,662	397,251	88,821	576,734

	As of and for the year ended December 31, 2010
Operations:	Individual Markets Segment	Retirement Services Segment	Other Segment	Total
Deferred acquisition costs	$110,247	$150,296	$-	$260,543
Future policy benefits, losses, claims and expenses	12,140,361	7,888,725	351,955	20,381,041
Unearned premium reserves	39,834	-	-	39,834
Other policy claims and benefits payable	714,099	387	24,924	739,410
Premium income	676,395	5,509	123,718	805,622
Net investment income	730,439	399,456	44,849	1,174,744
Benefits, claims, losses and settlement expenses	1,218,791	221,943	99,673	1,540,407
Amortization of deferred acquisition costs	22,743	26,160	-	48,903
Other operating expenses	110,219	365,331	62,095	537,645

	For the year ended December 31, 2009
Operations:	Individual Markets Segment	Retirement Services Segment	Other Segment	Total
Premium income	428,142	2,949	129,161	560,252
Net investment income	718,040	383,446	47,598	1,149,084
Benefits, claims, losses and settlement expenses	982,465	231,648	112,691	1,326,804
Amortization of deferred acquisition costs	16,221	44,892	-	61,113
Other operating expenses	85,441	317,883	70,823	474,147

Variable Annuity-2 Series Account

(formerly Varifund Variable Annuity

Series Account) of Great-West Life &

Annuity Insurance Company

Financial Statements for the Years Ended

December 31, 2011 and 2010

and Report of Independent Registered Public

Accounting Firm

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Contract Owners of

Variable Annuity-2 Series Account

and the Board of Directors of

Great-West Life & Annuity Insurance Company

We have audited the accompanying statements of assets and liabilities of each of the investment divisions which comprise Variable Annuity-2 Series Account of Great-West Life & Annuity Insurance Company (formerly, Varifund Variable Annuity Series Account of Great-West Life & Annuity Insurance Company) (the “Series Account”) as listed in Appendix A as of December 31, 2011, and the related statements of operations for the periods presented, the statements of changes in net assets for each of the periods presented, and the financial highlights in Note 4 for each of the periods presented. These financial statements and financial highlights are the responsibility of the Series Account’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Series Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Series Account’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the mutual fund companies; where replies were not received from the mutual fund companies, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the investment divisions constituting the Variable Annuity-2 Series Account of Great-West Life & Annuity Insurance Company as of December 31, 2011, the results of their operations, the changes in their net assets, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

/s/ DELOITTE & TOUCHE LLP

Denver, Colorado

April 13, 2012

VARIABLE ANNUITY-2 SERIES ACCOUNT OF GREAT-WEST LIFE &

ANNUITY INSURANCE COMPANY

APPENDIX A

Alger Capital Appreciation Portfolio

Alger Large Cap Growth Portfolio

Alger Mid Cap Growth Portfolio

Alger Small Cap Growth Portfolio

Columbia Variable Portfolio Select Smaller-Cap Value Fund Class 2

Columbia Variable Portfolio Seligman Global Technology Fund Class 1

Columbia Variable Portfolio Seligman Global Technology Fund Class 2

Dreyfus Socially Responsible Growth Fund

Dreyfus VIF Appreciation Portfolio

Dreyfus VIF Growth & Income Portfolio

Fidelity VIP Asset Manager Portfolio

Fidelity VIP Contrafund Portfolio Initial Shares

Fidelity VIP Growth Opportunities Portfolio

Fidelity VIP Growth Portfolio Initial Shares

Fidelity VIP High Income Portfolio

Fidelity VIP Index 500 Portfolio

Fidelity VIP Investment Grade Bond Portfolio

Fidelity VIP Money Market Portfolio

Fidelity VIP Overseas Portfolio

Gartmore NVIT Developing Markets Fund

Goldman Sachs VIT Large Cap Value Fund

Goldman Sachs VIT Strategic Growth Fund

Goldman Sachs VIT Structured U.S. Equity Fund

Janus Aspen Flexible Bond Portfolio

Janus Aspen Overseas Portfolio

Profund VP Basic Materials Portfolio

Profund VP Bear Portfolio

Profund VP Financials Portfolio

Profund VP Healthcare Portfolio

Profund VP Industrial Portfolio

Profund VP Money Market Portfolio

Profund VP Oil & Gas Portfolio

Profund VP Pharmaceuticals Portfolio

Profund VP Precious Metals Portfolio

Profund VP Real Estate Portfolio

Profund VP Rising Rates Opportunity Portfolio

Profund VP Short NASDAQ-100 Portfolio

Profund VP Short Small-Cap Portfolio

Profund VP Technology Portfolio

Profund VP Telecommunications Portfolio

Profund VP U.S. Government Plus Portfolio

Profund VP Ultra Bull Portfolio

Profund VP Ultra Mid -Cap Portfolio

Profund VP Ultra NASDAQ-100 Portfolio

Profund VP Ultra Small-Cap Portfolio

Seligman Communications & Information Portfolio

Seligman Smaller-Cap Value Portfolio

Van Eck VIP Emerging Markets Fund

Van Eck VIP Global Hard Assets Fund Class I

Van Eck VIP Multi Manager Alternatives Fund

VARIABLE ANNUITY-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2011

	INVESTMENT DIVISIONS

	ALGER CAPITAL APPRECIATION PORTFOLIO	ALGER LARGE CAP GROWTH PORTFOLIO	ALGER MID CAP GROWTH PORTFOLIO	ALGER SMALL CAP GROWTH PORTFOLIO	COLUMBIA VARIABLE PORTFOLIO - SELECT SMALLER-CAP VALUE FUND	COLUMBIA VARIABLE PORTFOLIO - SELIGMAN GLOBAL TECHNOLOGY FUND CLASS 1

ASSETS:
Investments at fair value (1)	$1,966,045	$1,420,227	$2,323,513	$219,763	$693,996	$3,823,410
Investment income due and accrued
Receivable for investments sold
Purchase payments receivable

Total assets	1,966,045	1,420,227	2,323,513	219,763	693,996	3,823,410

LIABILITIES:
Payable for investments purchased
Redemptions payable
Due to Great West Life & Annuity Insurance Company	226	160	260	25	80	437

Total liabilities	226	160	260	25	80	437

NET ASSETS	$1,965,819	$1,420,067	$2,323,253	$219,738	$693,916	$3,822,973

NET ASSETS REPRESENTED BY:
Accumulation units	$1,965,819	$1,420,067	$2,323,253	$219,738	$693,916	$3,822,973

ACCUMULATION UNITS OUTSTANDING	36,232	21,928	51,904	3,672	80,073	413,775

UNIT VALUE (ACCUMULATION)	$54.26	$64.76	$44.76	$59.84	$8.67	$9.24

(1) Cost of investments:	$1,146,944	$1,045,494	$3,308,543	$165,022	$791,588	$4,089,835
Shares of investments:	37,845	32,937	199,272	7,082	66,095	196,072

The accompanying notes are an integral part of these financial statements.

VARIABLE ANNUITY-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2011

	INVESTMENT DIVISIONS

	COLUMBIA VARIABLE PORTFOLIO - SELIGMAN GLOBAL TECHNOLOGY FUND CLASS 2	DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND	DREYFUS VIF APPRECIATION PORTFOLIO	DREYFUS VIF GROWTH & INCOME PORTFOLIO	FIDELITY VIP ASSET MANAGER PORTFOLIO	FIDELITY VIP CONTRAFUND PORTFOLIO

ASSETS:
Investments at fair value (1)	$28,768	$337,659	$345,984	$339,142	$1,687,051	$1,251,791
Investment income due and accrued				1,306
Receivable for investments sold					5,000
Purchase payments receivable

Total assets	28,768	337,659	345,984	340,448	1,692,051	1,251,791

LIABILITIES:
Payable for investments purchased
Redemptions payable					5,000
Due to Great West Life & Annuity Insurance Company	3	39	41	39	187	139

Total liabilities	3	39	41	39	5,187	139

NET ASSETS	$28,765	$337,620	$345,943	$340,409	$1,686,864	$1,251,652

NET ASSETS REPRESENTED BY:
Accumulation units	$28,765	$337,620	$345,943	$340,409	$1,686,864	$1,251,652

ACCUMULATION UNITS OUTSTANDING	1,407	11,170	7,776	11,719	47,534	30,754

UNIT VALUE (ACCUMULATION)	$20.44	$30.23	$44.49	$29.05	$35.49	$40.70

(1) Cost of investments:	$27,663	$272,660	$302,599	$344,343	$1,713,176	$1,274,303
Shares of investments:	1,509	11,289	9,105	17,887	122,250	54,378

The accompanying notes are an integral part of these financial statements.						(Continued	)

VARIABLE ANNUITY-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2011

	INVESTMENT DIVISIONS

	FIDELITY VIP GROWTH OPPORTUNITIES PORTFOLIO	FIDELITY VIP GROWTH PORTFOLIO	FIDELITY VIP HIGH INCOME PORTFOLIO	FIDELITY VIP INDEX 500 PORTFOLIO	FIDELITY VIP INVESTMENT GRADE BOND PORTFOLIO	FIDELITY VIP MONEY MARKET PORTFOLIO

ASSETS:
Investments at fair value (1)	$35,983	$2,155,409	$787,679	$1,233,573	$778,665	$1,620,559
Investment income due and accrued						197
Receivable for investments sold
Purchase payments receivable

Total assets	35,983	2,155,409	787,679	1,233,573	778,665	1,620,756

LIABILITIES:
Payable for investments purchased
Redemptions payable
Due to Great West Life & Annuity Insurance Company	3	244	90	142	89	180

Total liabilities	3	244	90	142	89	180

NET ASSETS	$35,980	$2,155,165	$787,589	$1,233,431	$778,576	$1,620,576

NET ASSETS REPRESENTED BY:
Accumulation units	$35,980	$2,155,165	$787,589	$1,233,431	$778,576	$1,620,576

ACCUMULATION UNITS OUTSTANDING	1,892	36,767	17,501	7,514	25,852	102,996

UNIT VALUE (ACCUMULATION)	$19.02	$58.62	$45.00	$164.15	$30.12	$15.73

(1) Cost of investments:	$32,336	$1,734,812	$874,718	$1,137,011	$770,247	$1,620,559
Shares of investments:	1,966	58,428	146,137	9,538	60,036	1,620,559

The accompanying notes are an integral part of these financial statements.						(Continued	)

VARIABLE ANNUITY-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2011

	INVESTMENT DIVISIONS

	FIDELITY VIP OVERSEAS PORTFOLIO	GARTMORE NVIT DEVELOPING MARKETS FUND	GOLDMAN SACHS VIT LARGE CAP VALUE FUND	GOLDMAN SACHS VIT STRATEGIC GROWTH FUND	GOLDMAN SACHS VIT STRUCTURED U.S. EQUITY FUND	JANUS ASPEN FLEXIBLE BOND PORTFOLIO

ASSETS:
Investments at fair value (1)	$391,679	$595,466	$175,984	$73,359	$77,687	$43,926
Investment income due and accrued
Receivable for investments sold
Purchase payments receivable

Total assets	391,679	595,466	175,984	73,359	77,687	43,926

LIABILITIES:
Payable for investments purchased
Redemptions payable
Due to Great West Life & Annuity Insurance Company	44	68	20	8	9	5

Total liabilities	44	68	20	8	9	5

NET ASSETS	$391,635	$595,398	$175,964	$73,351	$77,678	$43,921

NET ASSETS REPRESENTED BY:
Accumulation units	$391,635	$595,398	$175,964	$73,351	$77,678	$43,921

ACCUMULATION UNITS OUTSTANDING	15,968	29,106	16,399	6,709	6,717	2,130

UNIT VALUE (ACCUMULATION)	$24.53	$20.46	$10.73	$10.93	$11.56	$20.62

(1) Cost of investments:	$462,723	$939,251	$212,632	$64,438	$81,106	$43,445
Shares of investments:	28,737	110,271	18,742	6,302	7,193	3,335

The accompanying notes are an integral part of these financial statements.						(Continued)

VARIABLE ANNUITY-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2011

	INVESTMENT DIVISIONS

	JANUS ASPEN OVERSEAS PORTFOLIO	PROFUND VP BASIC MATERIALS PORTFOLIO	PROFUND VP BEAR PORTFOLIO	PROFUND VP FINANCIALS PORTFOLIO	PROFUND VP HEALTHCARE PORTFOLIO	PROFUND VP INDUSTRIAL PORTFOLIO

ASSETS:
Investments at fair value (1)	$311,334	$563	$76	$569	$1,450	$1,300
Investment income due and accrued
Receivable for investments sold			1,337,457
Purchase payments receivable

Total assets	311,334	563	1,337,533	569	1,450	1,300

LIABILITIES:
Payable for investments purchased
Redemptions payable			1,337,457
Due to Great West Life & Annuity Insurance Company	36		76

Total liabilities	36	0	1,337,533	0	0	0

NET ASSETS	$311,298	$563	$0	$569	$1,450	$1,300

NET ASSETS REPRESENTED BY:
Accumulation units	$311,298	$563	$0	$569	$1,450	$1,300

ACCUMULATION UNITS OUTSTANDING	16,302	13		36	53	37

UNIT VALUE (ACCUMULATION)	$19.10	$43.31	$0	$15.81	$27.36	$35.14

(1) Cost of investments:	$386,072	$665	$76	$663	$1,326	$1,329
Shares of investments:	8,152	13	4	33	46	36

The accompanying notes are an integral part of these financial statements.						(Continued	)

VARIABLE ANNUITY-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2011

	INVESTMENT DIVISIONS

	PROFUND VP MONEY MARKET PORTFOLIO	PROFUND VP OIL & GAS PORTFOLIO	PROFUND VP PHARMACEUTICALS PORTFOLIO	PROFUND VP PRECIOUS METALS PORTFOLIO	PROFUND VP REAL ESTATE PORTFOLIO	PROFUND VP SHORT NASDAQ- 100 PORTFOLIO

ASSETS:
Investments at fair value (1)	$51,309,037	$1,371	$1,534	$1,096	$1,393	$76
Investment income due and accrued	1,016
Receivable for investments sold	11,311,885					1,335,571
Purchase payments receivable

Total assets	62,621,938	1,371	1,534	1,096	1,393	1,335,647

LIABILITIES:
Payable for investments purchased
Redemptions payable	11,311,885					1,335,571
Due to Great West Life & Annuity Insurance Company	7,010					76

Total liabilities	11,318,895	0	0	0	0	1,335,647

NET ASSETS	$51,303,043	$1,371	$1,534	$1,096	$1,393	$0

NET ASSETS REPRESENTED BY:
Accumulation units	$51,303,043	$1,371	$1,534	$1,096	$1,393	$0

ACCUMULATION UNITS OUTSTANDING	53,279,991	24	58	20	26

UNIT VALUE (ACCUMULATION)	$0.96	$57.13	$26.45	$54.80	$53.58	$0

(1) Cost of investments:	$51,309,037	$1,326	$1,356	$1,346	$1,338	$76
Shares of investments:	51,309,037	29	61	25	31	9

The accompanying notes are an integral part of these financial statements.						(Continued	)

VARIABLE ANNUITY-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2011

	INVESTMENT DIVISIONS

	PROFUND VP SHORT SMALL-CAP PORTFOLIO	PROFUND VP ULTRA BULL PORTFOLIO	PROFUND VP ULTRA MID-CAP PORTFOLIO	PROFUND VP ULTRA NASDAQ- 100 PORTFOLIO	PROFUND VP ULTRA SMALL- CAP PORTFOLIO	VAN ECK VIP EMERGING MARKETS FUND

ASSETS:
Investments at fair value (1)	$51	$9,328,095	$1,157	$5,331,479	$666,411	$317,471
Investment income due and accrued
Receivable for investments sold	1,339,371
Purchase payments receivable		9,327,842		5,330,081	666,360

Total assets	1,339,422	18,655,937	1,157	10,661,560	1,332,771	317,471

LIABILITIES:
Payable for investments purchased		9,327,842		5,330,081	666,360
Redemptions payable	1,339,371
Due to Great West Life & Annuity Insurance Company	51	253	26	103	50	36

Total liabilities	1,339,422	9,328,095	26	5,330,184	666,410	36

NET ASSETS	$0	$9,327,842	$1,131	$5,331,376	$666,361	$317,435

NET ASSETS REPRESENTED BY:
Accumulation units	$0	$9,327,842	$1,131	$5,331,376	$666,361	$317,435

ACCUMULATION UNITS OUTSTANDING		599,348	108	1,417,801	32,654	14,082

UNIT VALUE (ACCUMULATION)	$0	$15.56	$10.47	$3.76	$20.41	22.54

(1) Cost of investments:	$51	$9,328,092	$1,135	$5,331,469	$666,410	$427,166
Shares of investments:	7	896,071	49	247,860	64,700	30,526

The accompanying notes are an integral part of these financial statements.						(Continued	)

VARIABLE ANNUITY-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2011

	INVESTMENT DIVISIONS

	VAN ECK VIP GLOBAL HARD ASSETS FUND	VAN ECK VIP MULTI MANAGER ALTERNATIVES FUND

ASSETS:
Investments at fair value (1)	$545,481	$1,892
Investment income due and accrued
Receivable for investments sold
Purchase payments receivable

Total assets	545,481	1,892

LIABILITIES:
Payable for investments purchased
Redemptions payable
Due to Great West Life & Annuity Insurance Company	62

Total liabilities	62	0

NET ASSETS	$545,419	$1,892

NET ASSETS REPRESENTED BY:
Accumulation units	$545,419	$1,892

ACCUMULATION UNITS OUTSTANDING	11,557	186

UNIT VALUE (ACCUMULATION)	$47.19	$10.17

(1) Cost of investments:	$563,769	$1,938
Shares of investments:	17,739	194

The accompanying notes are an integral part of these financial statements.		(Concluded	)

VARIABLE ANNUITY-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2011

	INVESTMENT DIVISIONS

	ALGER CAPITAL APPRECIATION PORTFOLIO	ALGER LARGE CAP GROWTH PORTFOLIO	ALGER MID CAP GROWTH PORTFOLIO	ALGER SMALL CAP GROWTH PORTFOLIO		COLUMBIA VARIABLE PORTFOLIO - SELECT SMALLER-CAP VALUE FUND	COLUMBIA VARIABLE PORTFOLIO - SELIGMAN GLOBAL TECHNOLOGY FUND CLASS 1
						(2)	(2)

INVESTMENT INCOME:
Dividends	$2,346	$14,969	$9,393	$		$	$

EXPENSES:
Mortality and expense risk	26,690	18,731	35,067		3,506	7,834	42,476
Administrative charges	3,150	1,949	2,956		380	921	4,736

Total expenses	29,840	20,680	38,023		3,886	8,755	47,212

NET INVESTMENT LOSS	(27,494)	(5,711)	(28,630)		(3,886)	(8,755)	(47,212)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on sale of fund shares	110,715	32,331	(177,935)		30,641	(9,863)	(14,090)
Realized gain distributions

Net realized gain (loss)	110,715	32,331	(177,935)		30,641	(9,863)	(14,090)

Change in net unrealized appreciation (depreciation) on investments	(112,500)	(51,175)	(59,144)		(39,725)	(97,592)	(266,425)

Net realized and unrealized loss on investments	(1,785)	(18,844)	(237,079)		(9,084)	(107,455)	(280,515)

NET DECREASE IN NET ASSETS
RESULTING FROM OPERATIONS	$(29,279)	$(24,555)	$(265,709)		$(12,970)	$(116,210)	$(327,727)

INVESTMENT INCOME RATIO 2011 (1)	0.11%	1.00%	0.33%

INVESTMENT INCOME RATIO 2010 (1)	0.40%	0.74%

INVESTMENT INCOME RATIO 2009 (1)		0.66%

INVESTMENT INCOME RATIO 2008 (1)		0.23%	0.17%

INVESTMENT INCOME RATIO 2007 (1)		0.35%

(1) If the Investment Division had no investment income, no investment income ratio is shown.
(2) For the period March 14, 2011 to December 31, 2011.

The accompanying notes are an integral part of these financial statements.							(Continued )

VARIABLE ANNUITY-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2011

	INVESTMENT DIVISIONS

	COLUMBIA VARIABLE PORTFOLIO - SELIGMAN GLOBAL TECHNOLOGY FUND CLASS 2		DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND	DREYFUS VIF APPRECIATION PORTFOLIO	DREYFUS VIF GROWTH & INCOME PORTFOLIO	FIDELITY VIP ASSET MANAGER PORTFOLIO	FIDELITY VIP CONTRAFUND PORTFOLIO

INVESTMENT INCOME:
Dividends	$		$3,444	$6,868	$4,604	$35,073	$13,421

EXPENSES:
Mortality and expense risk		457	4,653	4,579	4,586	23,137	17,867
Administrative charges		45	542	536	541	1,731	1,387

Total expenses		502	5,195	5,115	5,127	24,868	19,254

NET INVESTMENT INCOME (LOSS)		(502)	(1,751)	1,753	(523)	10,205	(5,833)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on sale of fund shares		217	9,360	13,145	889	10,814	12,080
Realized gain distributions						8,560

Net realized gain		217	9,360	13,145	889	19,374	12,080

Change in net unrealized appreciation (depreciation) on investments		(3,709)	(9,566)	15,498	(15,196)	(94,905)	(52,002)

Net realized and unrealized gain (loss) on investments		(3,492)	(206)	28,643	(14,307)	(75,531)	(39,922)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS		$(3,994)	$(1,957)	$30,396	$(14,830)	$(65,326)	$(45,755)

INVESTMENT INCOME RATIO 2011 (1)			0.92%	1.87%	1.25%	1.89%	0.94%

INVESTMENT INCOME RATIO 2010 (1)			0.86%	2.25%	1.18%	1.67%	1.13%

INVESTMENT INCOME RATIO 2009 (1)			0.95%	2.74%	1.32%	2.34%	1.39%

INVESTMENT INCOME RATIO 2008 (1)			0.79%	2.03%	0.63%	2.43%	0.92%

INVESTMENT INCOME RATIO 2007 (1)			0.58%	1.73%	0.72%	6.13%	0.81%

(1) If the Investment Division had no investment income, no investment income ratio is shown.

The accompanying notes are an integral part of these financial statements.							(Continued )

VARIABLE ANNUITY-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2011

	INVESTMENT DIVISIONS

	FIDELITY VIP GROWTH OPPORTUNITIES PORTFOLIO	FIDELITY VIP GROWTH PORTFOLIO	FIDELITY VIP HIGH INCOME PORTFOLIO	FIDELITY VIP INDEX 500 PORTFOLIO	FIDELITY VIP INVESTMENT GRADE BOND PORTFOLIO	FIDELITY VIP MONEY MARKET PORTFOLIO

INVESTMENT INCOME:
Dividends	$68	$8,416	$54,649	$24,747	$24,956	$1,738

EXPENSES:
Mortality and expense risk	556	28,752	10,118	17,091	9,741	20,095
Administrative charges	52	2,906	1,109	1,886	1,011	1,836

Total expenses	608	31,658	11,227	18,977	10,752	21,931

NET INVESTMENT INCOME (LOSS)	(540)	(23,242)	43,422	5,770	14,204	(20,193)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on sale of fund shares	5,285	49,744	(4,077)	37,156	2,499
Realized gain distributions		7,920		34,987	20,994

Net realized gain (loss)	5,285	57,664	(4,077)	72,143	23,493	0

Change in net unrealized appreciation (depreciation) on investments	(3,835)	(56,666)	(18,331)	(61,370)	6,748

Net realized and unrealized gain (loss) on investments	1,450	998	(22,408)	10,773	30,241	0

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$910	$(22,244)	$21,014	$16,543	$44,445	$(20,193)

INVESTMENT INCOME RATIO 2011 (1)	0.15%	0.37%	6.75%	1.81%	3.19%	0.11%

INVESTMENT INCOME RATIO 2010 (1)	0.20%	0.27%	7.33%	1.86%	3.36%	0.18%

INVESTMENT INCOME RATIO 2009 (1)	0.49%	0.43%	8.02%	2.49%	8.75%	0.75%

INVESTMENT INCOME RATIO 2008 (1)	0.34%	0.75%	7.24%	1.82%	4.77%	2.93%

INVESTMENT INCOME RATIO 2007 (1)		0.86%	7.91%	3.60%	4.76%	5.05%

(1) If the Investment Division had no investment income, no investment income ratio is shown.

The accompanying notes are an integral part of these financial statements.						(Continued )

VARIABLE ANNUITY-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2011

	INVESTMENT DIVISIONS

	FIDELITY VIP OVERSEAS PORTFOLIO	GARTMORE NVIT DEVELOPING MARKETS FUND	GOLDMAN SACHS VIT LARGE CAP VALUE FUND	GOLDMAN SACHS VIT STRATEGIC GROWTH FUND	GOLDMAN SACHS VIT STRUCTURED U.S. EQUITY FUND	JANUS ASPEN FLEXIBLE BOND PORTFOLIO

INVESTMENT INCOME:
Dividends	$6,508	$2,109	$2,298	$348	$1,380	$3,072

EXPENSES:
Mortality and expense risk	5,937	9,329	2,409	976	831	561
Administrative charges	659	1,086	274	116	82	67

Total expenses	6,596	10,415	2,683	1,092	913	628

NET INVESTMENT INCOME (LOSS)	(88)	(8,306)	(385)	(744)	467	2,444

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on sale of fund shares	481	(43,279)	(5,440)	3,396	(1,022)	2,052
Realized gain distributions	921					927

Net realized gain (loss)	1,402	(43,279)	(5,440)	3,396	(1,022)	2,979

Change in net unrealized appreciation (depreciation) on investments	(90,013)	(139,790)	(10,897)	(5,458)	2,044	(2,958)

Net realized and unrealized gain (loss) on investments	(88,611)	(183,069)	(16,337)	(2,062)	1,022	21

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(88,699)	$(191,375)	$(16,722)	$(2,806)	$1,489	$2,465

INVESTMENT INCOME RATIO 2011 (1)	1.37%	0.28%	1.19%	0.42%	2.07%	5.55%

INVESTMENT INCOME RATIO 2010 (1)	1.27%		0.77%	0.40%	1.30%	5.76%

INVESTMENT INCOME RATIO 2009 (1)	2.08%	1.15%	1.80%	0.47%	2.02%	3.37%

INVESTMENT INCOME RATIO 2008 (1)	2.34%	0.73%	1.87%	0.11%	1.22%	3.26%

INVESTMENT INCOME RATIO 2007 (1)	3.25%	0.44%	1.24%	0.16%	0.82%	3.37%

(1) If the Investment Division had no investment income, no investment income ratio is shown.

The accompanying notes are an integral part of these financial statements.						(Continued	)

VARIABLE ANNUITY-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2011

	INVESTMENT DIVISIONS

	JANUS ASPEN OVERSEAS PORTFOLIO	PROFUND VP BASIC MATERIALS PORTFOLIO	PROFUND VP BEAR PORTFOLIO		PROFUND VP FINANCIALS PORTFOLIO		PROFUND VP HEALTHCARE PORTFOLIO	PROFUND VP INDUSTRIAL PORTFOLIO
				(2)

INVESTMENT INCOME:
Dividends	$2,674	$1	$		$		$4	$4

EXPENSES:
Mortality and expense risk	6,758	9		10,921		8	19	20
Administrative charges	633	1		1,293		1	3

Total expenses	7,391	10		12,214		9	22	20

NET INVESTMENT LOSS	(4,717)	(9)		(12,214)		(9)	(18)	(16)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on sale of fund shares	(7,790)	(7)		(426,717)		(10)	1	(6)
Realized gain distributions	5,576

Net realized gain (loss)	(2,214)	(7)		(426,717)		(10)	1	(6)

Change in net unrealized appreciation (depreciation) on investments	(196,567)	(109)				(92)	130	(27)

Net realized and unrealized gain (loss) on investments	(198,781)	(116)		(426,717)		(102)	131	(33)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(203,498)	$(125)		$(438,931)		$(111)	$113	$(49)

INVESTMENT INCOME RATIO 2011 (1)	0.49%	0.15%					0.26%	0.28%

INVESTMENT INCOME RATIO 2010 (1)	0.71%					1.04%

INVESTMENT INCOME RATIO 2009 (1)	0.56%					1.76%

INVESTMENT INCOME RATIO 2008 (1)	2.70%					1.20%

INVESTMENT INCOME RATIO 2007 (1)	0.56%					1.37%

(1) If the Investment Division had no investment income, no investment income ratio is shown.
(2) For the period January 5, 2011 to December 30, 2011.

The accompanying notes are an integral part of these financial statements.								(Continued )

VARIABLE ANNUITY-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2011

	INVESTMENT DIVISIONS

	PROFUND VP MONEY MARKET PORTFOLIO	PROFUND VP OIL & GAS PORTFOLIO	PROFUND VP PHARMACEUTICALS PORTFOLIO	PROFUND VP PRECIOUS METALS PORTFOLIO		PROFUND VP REAL ESTATE PORTFOLIO		PROFUND VP RISING RATES OPPORTUNITY PORTFOLIO
									(2)

INVESTMENT INCOME:
Dividends	$11,322	$2	$35	$		$		$

EXPENSES:
Mortality and expense risk	724,806	19	19		17		19		137
Administrative charges	87,027	3	3		3		3		16

Total expenses	811,833	22	22		20		22		153

NET INVESTMENT INCOME (LOSS)	(800,511)	(20)	13		(20)		(22)		(153)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on sale of fund shares		1	6		(13)		(3)		(7,321)
Realized gain distributions					21

Net realized gain (loss)	0	1	6		8		(3)		(7,321)

Change in net unrealized appreciation (depreciation) on investments		27	181		(285)		64		23,929

Net realized and unrealized gain (loss) on investments	0	28	187		(277)		61		16,608

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(800,511)	$8	$200		$(297)		$39		$16,455

INVESTMENT INCOME RATIO 2011 (1)	0.02%	0.13%	2.31%

INVESTMENT INCOME RATIO 2010 (1)	0.02%						0.08%

INVESTMENT INCOME RATIO 2009 (1)	0.03%

INVESTMENT INCOME RATIO 2008 (1)	0.82%

INVESTMENT INCOME RATIO 2007 (1)	3.78%						0.02%

(1) If the Investment Division had no investment income, no investment income ratio is shown.
(2) For the period January 1, 2011 to August 23, 2011.

The accompanying notes are an integral part of these financial statements.									(Continued )

VARIABLE ANNUITY-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2011

	INVESTMENT DIVISIONS

	PROFUND VP SHORT NASDAQ- 100 PORTFOLIO		PROFUND VP SHORT SMALL- CAP PORTFOLIO		PROFUND VP U.S. GOVERNMENT PLUS PORTFOLIO		PROFUND VP ULTRA BULL PORTFOLIO		PROFUND VP ULTRA MID-CAP PORTFOLIO		PROFUND VP ULTRA NASDAQ- 100 PORTFOLIO
		(2)		(2)		(3)

INVESTMENT INCOME:
Dividends	$		$		$		$		$		$

EXPENSES:
Mortality and expense risk		10,156		10,343		568		51,546		5,596		30,552
Administrative charges		1,202		1,225		68		6,257		672		3,723

Total expenses		11,358		11,568		636		57,803		6,268		34,275

NET INVESTMENT LOSS		(11,358)		(11,568)		(636)		(57,803)		(6,268)		(34,275)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on sale of fund shares		(667,466)		(237,304)		(64,290)		1,440,082		253,858		322,483
Realized gain distributions								372,898

Net realized gain (loss)		(667,466)		(237,304)		(64,290)		1,812,980		253,858		322,483

Change in net unrealized appreciation on investments								4		26		25

Net realized and unrealized gain (loss) on investments		(667,466)		(237,304)		(64,290)		1,812,984		253,884		322,508

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS		$(678,824)		$(248,872)		$(64,926)		$1,755,181		$247,616		$288,233

INVESTMENT INCOME RATIO 2011 (1)

INVESTMENT INCOME RATIO 2010 (1)						0.43%

INVESTMENT INCOME RATIO 2009 (1)						0.04%

INVESTMENT INCOME RATIO 2008 (1)						2.01%		2.00%		4.73%

INVESTMENT INCOME RATIO 2007 (1)						2.00%		0.64%		0.26%

(1) If the Investment Division had no investment income, no investment income ratio is shown.
(2) For the period January 5, 2011 to December 30, 2011.
(3) For the period January 31, 2011 to July 5, 2011.

The accompanying notes are an integral part of these financial statements.												(Continued	)

VARIABLE ANNUITY-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2011

	INVESTMENT DIVISIONS

	PROFUND VP ULTRA SMALL-CAP PORTFOLIO		SELIGMAN COMMUNICATIONS & INFORMATION PORTFOLIO	SELIGMAN SMALLER-CAP VALUE PORTFOLIO	VAN ECK VIP EMERGING MARKETS FUND	VAN ECK VIP GLOBAL HARD ASSETS FUND	VAN ECK VIP MULTI MANAGER ALTERNATIVES FUND
			(2)	(2)

INVESTMENT INCOME:
Dividends	$		$	$	$6,281	$10,218	$18

EXPENSES:
Mortality and expense risk		8,627	11,235	2,203	6,438	9,565	25
Administrative charges		1,046	1,245	256	679	958	3

Total expenses		9,673	12,480	2,459	7,117	10,523	28

NET INVESTMENT LOSS		(9,673)	(12,480)	(2,459)	(836)	(305)	(10)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on sale of fund shares		87,427	2,389,775	(110,181)	(35,199)	21,063	(6)
Realized gain distributions						10,941	11

Net realized gain (loss)		87,427	2,389,775	(110,181)	(35,199)	32,004	5

Change in net unrealized appreciation (depreciation) on investments		4	(2,275,955)	143,980	(109,200)	(165,620)	(73)

Net realized and unrealized gain (loss) on investments		87,431	113,820	33,799	(144,399)	(133,616)	(68)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS		$77,758	$101,340	$31,340	$(145,235)	$(133,921)	$(78)

INVESTMENT INCOME RATIO 2011 (1)					1.22%	1.33%	0.88%

INVESTMENT INCOME RATIO 2010 (1)					0.59%	0.35%

INVESTMENT INCOME RATIO 2009 (1)					0.16%	0.30%	0.87%

INVESTMENT INCOME RATIO 2008 (1)		0.04%				0.27%	0.14%

INVESTMENT INCOME RATIO 2007 (1)		1.17%			0.42%	0.11%	0.70%

(1)  If the Investment Division had no investment income, no investment income ratio is shown.

(2)  For the period January 1, 2011 to March 15, 2011.

The accompanying notes are an integral part of these financial statements.	(Concluded	)

VARIABLE ANNUITY-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2011 AND 2010

	INVESTMENT DIVISIONS

	ALGER CAPITAL APPRECIATION PORTFOLIO		ALGER LARGE CAP GROWTH PORTFOLIO		ALGER MID CAP GROWTH PORTFOLIO
	2011	2010	2011	2010	2011	2010
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment loss	$(27,494)	$(21,641)	$(5,711)	$(9,271)	$(28,630)	$(37,350)
Net realized gain (loss)	110,715	149,616	32,331	35,211	(177,935)	(233,842)
Change in net unrealized appreciation (depreciation) on investments	(112,500)	114,432	(51,175)	135,250	(59,144)	715,617

Increase (decrease) in net assets resulting from operations	(29,279)	242,407	(24,555)	161,190	(265,709)	444,425

CONTRACT TRANSACTIONS:
Purchase payments received	9,484	6,330	12,502	14,240	19,355	11,948
Transfers for contract benefits and terminations	(163,009)	(264,938)	(93,287)	(137,194)	(364,028)	(338,769)
Net transfers	(57,393)	(113,732)	3,331	(21,719)	(17,645)	(4,726)

Decrease in net assets resulting from contract transactions	(210,918)	(372,340)	(77,454)	(144,673)	(362,318)	(331,547)

Total increase (decrease) in net assets	(240,197)	(129,933)	(102,009)	16,517	(628,027)	112,878

NET ASSETS:
Beginning of period	2,206,016	2,335,949	1,522,076	1,505,559	2,951,280	2,838,402

End of period	$1,965,819	$2,206,016	$1,420,067	$1,522,076	$2,323,253	$2,951,280

CHANGES IN UNITS OUTSTANDING:
Units issued	523	634	411	299	2,063	1,414
Units redeemed	(4,271)	(8,259)	(1,595)	(2,765)	(9,777)	(9,308)

Net decrease	(3,748)	(7,625)	(1,184)	(2,466)	(7,714)	(7,894)

The accompanying notes are an integral part of these financial statements.

VARIABLE ANNUITY-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2011 AND 2010

	INVESTMENT DIVISIONS

	ALGER SMALL CAP GROWTH PORTFOLIO		COLUMBIA VARIABLE PORTFOLIO - SELECT SMALLER-CAP VALUE FUND	COLUMBIA VARIABLE PORTFOLIO - SELIGMAN GLOBAL TECHNOLOGY FUND CLASS 1	COLUMBIA VARIABLE PORTFOLIO - SELIGMAN GLOBAL TECHNOLOGY FUND CLASS 2
	2011	2010	2011	2011	2011	2010
			(1)	(1)
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment loss	$(3,886)	$(4,050)	$(8,755)	$(47,212)	$(502)	$(388)
Net realized gain (loss)	30,641	25,078	(9,863)	(14,090)	217	27
Change in net unrealized appreciation (depreciation) on investments	(39,725)	44,966	(97,592)	(266,425)	(3,709)	3,877

Increase (decrease) in net assets resulting from operations	(12,970)	65,994	(116,210)	(327,727)	(3,994)	3,516

CONTRACT TRANSACTIONS:
Purchase payments received	1,015	1,268	11,843	12,069
Transfers for contract benefits and terminations	(39,654)	(27,898)	(55,741)	(298,427)	(147)	(126)
Net transfers	(41,967)	(52,200)	854,024	4,437,058	(849)	19,667

Increase (decrease) in net assets resulting from contract transactions	(80,606)	(78,830)	810,126	4,150,700	(996)	19,541

Total increase (decrease) in net assets	(93,576)	(12,836)	693,916	3,822,973	(4,990)	23,057

NET ASSETS:
Beginning of period	313,314	326,150	0	0	33,755	10,698

End of period	$219,738	$313,314	$693,916	$3,822,973	$28,765	$33,755

CHANGES IN UNITS OUTSTANDING:
Units issued	453	548	91,805	462,425	742	986
Units redeemed	(1,778)	(2,017)	(11,732)	(48,650)	(864)	(6)

Net increase (decrease)	(1,325)	(1,469)	80,073	413,775	(122)	980

(1)  For the period March 14, 2011 to December 31, 2011.

The accompanying notes are an integral part of these financial statements.	(Continued	)

VARIABLE ANNUITY-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2011 AND 2010

	INVESTMENT DIVISIONS

	DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND		DREYFUS VIF APPRECIATION PORTFOLIO		DREYFUS VIF GROWTH & INCOME PORTFOLIO
	2011	2010	2011	2010	2011	2010

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$(1,751)	$(1,921)	$1,753	$3,372	$(523)	$(784)
Net realized gain (loss)	9,360	3,386	13,145	(3,715)	889	(8,005)
Change in net unrealized appreciation (depreciation) on investments	(9,566)	43,086	15,498	50,698	(15,196)	65,644

Increase (decrease) in net assets resulting from operations	(1,957)	44,551	30,396	50,355	(14,830)	56,855

CONTRACT TRANSACTIONS:
Purchase payments received			(1)		3,353	3,995
Transfers for contract benefits and terminations	(38,270)	(30,385)	(46,129)	(54,647)	(33,325)	(55,984)
Net transfers	(6,094)	(7,420)	(47,117)	(20,626)	2,756	(9,279)

Decrease in net assets resulting from contract transactions	(44,364)	(37,805)	(93,247)	(75,273)	(27,216)	(61,268)

Total increase (decrease) in net assets	(46,321)	6,746	(62,851)	(24,918)	(42,046)	(4,413)

NET ASSETS:
Beginning of period	383,941	377,195	408,794	433,712	382,455	386,868

End of period	$337,620	$383,941	$345,943	$408,794	$340,409	$382,455

CHANGES IN UNITS OUTSTANDING:
Units issued	44	0	530	0	228	220
Units redeemed	(1,505)	(1,411)	(2,623)	(2,040)	(1,128)	(2,530)

Net decrease	(1,461)	(1,411)	(2,093)	(2,040)	(900)	(2,310)

The accompanying notes are an integral part of these financial statements.						(Continued )

VARIABLE ANNUITY-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2011 AND 2010

	INVESTMENT DIVISIONS

	FIDELITY VIP ASSET MANAGER PORTFOLIO		FIDELITY VIP CONTRAFUND PORTFOLIO		FIDELITY VIP GROWTH OPPORTUNITIES PORTFOLIO
	2011	2010	2011	2010	2011	2010

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$10,205	$6,216	$(5,833)	$(3,242)	$(540)	$(905)
Net realized gain (loss)	19,374	(6,584)	12,080	(70,402)	5,285	2,323
Change in net unrealized appreciation (depreciation) on investments	(94,905)	227,828	(52,002)	277,102	(3,835)	14,163

Increase (decrease) in net assets resulting from operations	(65,326)	227,460	(45,755)	203,458	910	15,581

CONTRACT TRANSACTIONS:
Purchase payments received	6,126	7,032	1,854	8,182	1	1,723
Transfers for contract benefits and terminations	(188,169)	(300,130)	(257,004)	(373,130)	(11,004)	(50,314)
Net transfers	(255)	(21,568)	10,838	(84,586)	(14,605)	(2,007)

Decrease in net assets resulting from contract transactions	(182,298)	(314,666)	(244,312)	(449,534)	(25,608)	(50,598)

Total decrease in net assets	(247,624)	(87,206)	(290,067)	(246,076)	(24,698)	(35,017)

NET ASSETS:
Beginning of period	1,934,488	2,021,694	1,541,719	1,787,795	60,678	95,695

End of period	$1,686,864	$1,934,488	$1,251,652	$1,541,719	$35,980	$60,678

CHANGES IN UNITS OUTSTANDING:
Units issued	196	725	1,051	1,234	898	859
Units redeemed	(5,026)	(9,995)	(6,717)	(13,570)	(2,231)	(3,830)

Net decrease	(4,830)	(9,270)	(5,666)	(12,336)	(1,333)	(2,971)

The accompanying notes are an integral part of these financial statements.						(Continued )

VARIABLE ANNUITY-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2011 AND 2010

	INVESTMENT DIVISIONS

	FIDELITY VIP GROWTH PORTFOLIO		FIDELITY VIP HIGH INCOME PORTFOLIO		FIDELITY VIP INDEX 500 PORTFOLIO
	2011	2010	2011	2010	2011	2010

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$(23,242)	$(23,154)	$43,422	$50,557	$5,770	$6,969
Net realized gain (loss)	57,664	28,830	(4,077)	(12,308)	72,143	32,221
Change in net unrealized appreciation (depreciation) on investments	(56,666)	432,672	(18,331)	60,188	(61,370)	142,624

Increase (decrease) in net assets resulting from operations	(22,244)	438,348	21,014	98,437	16,543	181,814

CONTRACT TRANSACTIONS:
Purchase payments received	18,922	15,023	40		11,211	4,815
Transfers for contract benefits and terminations	(151,804)	(249,712)	(54,736)	(43,314)	(191,704)	(186,607)
Net transfers	(10,329)	(26,649)	(2,290)	(76,894)	(112,307)	(39,660)

Decrease in net assets resulting from contract transactions	(143,211)	(261,338)	(56,986)	(120,208)	(292,800)	(221,452)

Total increase (decrease) in net assets	(165,455)	177,010	(35,972)	(21,771)	(276,257)	(39,638)

NET ASSETS:
Beginning of period	2,320,620	2,143,610	823,561	845,332	1,509,688	1,549,326

End of period	$2,155,165	$2,320,620	$787,589	$823,561	$1,233,431	$1,509,688

CHANGES IN UNITS OUTSTANDING:
Units issued	915	503	2	849	171	32
Units redeemed	(3,276)	(5,659)	(1,277)	(3,697)	(1,909)	(1,552)

Net decrease	(2,361)	(5,156)	(1,275)	(2,848)	(1,738)	(1,520)

The accompanying notes are an integral part of these financial statements.						(Continued )

VARIABLE ANNUITY-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2011 AND 2010

	INVESTMENT DIVISIONS

	FIDELITY VIP INVESTMENT GRADE BOND PORTFOLIO		FIDELITY VIP MONEY MARKET PORTFOLIO		FIDELITY VIP OVERSEAS PORTFOLIO
	2011	2010	2011	2010	2011	2010

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$14,204	$17,448	$(20,193)	$(22,376)	$(88)	$(544)
Net realized gain (loss)	23,493	11,260		1,025	1,402	(20,057)
Change in net unrealized appreciation (depreciation) on investments	6,748	25,198			(90,013)	63,601

Increase (decrease) in net assets resulting from operations	44,445	53,906	(20,193)	(21,351)	(88,699)	43,000

CONTRACT TRANSACTIONS:
Purchase payments received	2,940	2,892	11,278	10,681	1
Transfers for contract benefits and terminations	(105,467)	(192,106)	(638,358)	(665,238)	(32,948)	(112,549)
Net transfers	8,500	25,367	639,266	(74,258)	(2,206)	(24,831)

Increase (decrease) in net assets resulting from contract transactions	(94,027)	(163,847)	12,186	(728,815)	(35,153)	(137,380)

Total decrease in net assets	(49,582)	(109,941)	(8,007)	(750,166)	(123,852)	(94,380)

NET ASSETS:
Beginning of period	828,158	938,099	1,628,583	2,378,749	515,487	609,867

End of period	$778,576	$828,158	$1,620,576	$1,628,583	$391,635	$515,487

CHANGES IN UNITS OUTSTANDING:
Units issued	1,688	2,297	54,163	22,580	39	43
Units redeemed	(4,906)	(8,193)	(53,836)	(68,651)	(1,244)	(5,447)

Net increase (decrease)	(3,218)	(5,896)	327	(46,071)	(1,205)	(5,404)

The accompanying notes are an integral part of these financial statements.						(Continued )

VARIABLE ANNUITY-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2011 AND 2010

	INVESTMENT DIVISIONS

	GARTMORE NVIT DEVELOPING MARKETS FUND		GOLDMAN SACHS VIT LARGE CAP VALUE FUND		GOLDMAN SACHS VIT STRATEGIC GROWTH FUND
	2011	2010	2011	2010	2011	2010

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment loss	$(8,306)	$(10,731)	$(385)	$(1,234)	$(744)	$(968)
Net realized gain (loss)	(43,279)	(105,818)	(5,440)	(7,673)	3,396	1,806
Change in net unrealized appreciation (depreciation) on investments	(139,790)	239,414	(10,897)	26,536	(5,458)	6,560

Increase (decrease) in net assets resulting from operations	(191,375)	122,865	(16,722)	17,629	(2,806)	7,398

CONTRACT TRANSACTIONS:
Purchase payments received	2,202	3,491	2,362	2,211	1,613	1,460
Transfers for contract benefits and terminations	(74,478)	(121,271)	(11,475)	(14,101)	(7,364)	(15,683)
Net transfers	(28,255)	170,099	2,622	(15,431)	(12,905)	(16,845)

Increase (decrease) in net assets resulting from contract transactions	(100,531)	52,319	(6,491)	(27,321)	(18,656)	(31,068)

Total increase (decrease) in net assets	(291,906)	175,184	(23,213)	(9,692)	(21,462)	(23,670)

NET ASSETS:
Beginning of period	887,304	712,120	199,177	208,869	94,813	118,483

End of period	$595,398	$887,304	$175,964	$199,177	$73,351	$94,813

CHANGES IN UNITS OUTSTANDING:
Units issued	1,289	3,092	2,766	260	144	141
Units redeemed	(5,357)	(9,575)	(3,392)	(2,814)	(1,752)	(3,175)

Net decrease	(4,068)	(6,483)	(626)	(2,554)	(1,608)	(3,034)

The accompanying notes are an integral part of these financial statements.						(Continued )

VARIABLE ANNUITY-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2011 AND 2010

	INVESTMENT DIVISIONS

	GOLDMAN SACHS VIT STRUCTURED U.S. EQUITY FUND		JANUS ASPEN FLEXIBLE BOND PORTFOLIO		JANUS ASPEN OVERSEAS PORTFOLIO
	2011	2010	2011	2010	2011	2010

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$467	$(53)	$2,444	$4,270	$(4,717)	$(3,977)
Net realized gain (loss)	(1,022)	(6,371)	2,979	2,900	(2,214)	2,646
Change in net unrealized appreciation (depreciation) on investments	2,044	12,294	(2,958)	(2,228)	(196,567)	133,616

Increase (decrease) in net assets resulting from operations	1,489	5,870	2,465	4,942	(203,498)	132,285

CONTRACT TRANSACTIONS:
Purchase payments received	3,585	3,433	1		1,938	1,936
Transfers for contract benefits and terminations	(13,807)	(12,127)	(9,433)	(24,471)	(94,924)	(46,087)
Net transfers	34,922	(3,774)	(27,514)	30,696	(89,285)	66,183

Increase (decrease) in net assets resulting from contract transactions	24,700	(12,468)	(36,946)	6,225	(182,271)	22,032

Total increase (decrease) in net assets	26,189	(6,598)	(34,481)	11,167	(385,769)	154,317

NET ASSETS:
Beginning of period	51,489	58,087	78,402	67,235	697,067	542,750

End of period	$77,678	$51,489	$43,921	$78,402	$311,298	$697,067

CHANGES IN UNITS OUTSTANDING:
Units issued	3,362	1,466	924	2,381	680	2,749
Units redeemed	(1,229)	(2,639)	(2,765)	(2,045)	(8,717)	(2,614)

Net increase (decrease)	2,133	(1,173)	(1,841)	336	(8,037)	135

The accompanying notes are an integral part of these financial statements.						(Continued )

VARIABLE ANNUITY-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2011 AND 2010

	INVESTMENT DIVISIONS

	PROFUND VP BASIC MATERIALS PORTFOLIO		PROFUND VP BEAR PORTFOLIO		PROFUND VP FINANCIALS PORTFOLIO
	2011	2010	2011	2010	2011	2010
		(1)	(2)	(3)
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment loss	$(9)	$	$(12,214)	$(542)	$(9)	$
Net realized gain (loss)	(7)		(426,717)	20,137	(10)		(302)
Change in net unrealized appreciation (depreciation) on investments	(109)	7			(92)		344

Increase (decrease) in net assets resulting from operations	(125)	7	(438,931)	19,595	(111)		42

CONTRACT TRANSACTIONS:
Purchase payments received			(2)
Transfers for contract benefits and terminations	(44)				(43)
Net transfers		725	438,933	(19,595)			366

Increase (decrease) in net assets resulting from contract transactions	(44)	725	438,931	(19,595)	(43)		366

Total increase (decrease) in net assets	(169)	732	0	0	(154)		408

NET ASSETS:
Beginning of period	732	0	0	0	723		315

End of period	$563	$732	$0	$0	$569		$723

CHANGES IN UNITS OUTSTANDING:
Units issued	0	14	7,184,786	302,951	0		39
Units redeemed	(1)	0	(7,184,786)	(302,951)	(3)		(19)

Net increase (decrease)	(1)	14	0	0	(3)		20

(1) For the period December 27, 2010 to December 31, 2010.
(2) For the period January 5, 2011 to December 30, 2011.
(3) For the period May 27, 2010 to December 13, 2010.

The accompanying notes are an integral part of these financial statements.							(Continued )

VARIABLE ANNUITY-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2011 AND 2010

	INVESTMENT DIVISIONS

	PROFUND VP HEALTHCARE PORTFOLIO		PROFUND VP INDUSTRIAL PORTFOLIO		PROFUND VP MONEY MARKET PORTFOLIO
	2011	2010	2011	2010	2011	2010
		(1)		(1)

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment loss	$(18)	$	$(16)	$	$(800,511)	$(787,870)
Net realized gain (loss)	1		(6)
Change in net unrealized appreciation (depreciation) on investments	130	(6)	(27)	(2)

Increase (decrease) in net assets resulting from operations	113	(6)	(49)	(2)	(800,511)	(787,870)

CONTRACT TRANSACTIONS:
Purchase payments received	1				1
Transfers for contract benefits and terminations	(108)		(99)
Net transfers		1,450		1,450	5,602,960	(14,111,811)

Increase (decrease) in net assets resulting from contract transactions	(107)	1,450	(99)	1,450	5,602,961	(14,111,811)

Total increase (decrease) in net assets	6	1,444	(148)	1,448	4,802,450	(14,899,681)

NET ASSETS:
Beginning of period	1,444	0	1,448	0	46,500,593	61,400,274

End of period	$1,450	$1,444	$1,300	$1,448	$51,303,043	$46,500,593

CHANGES IN UNITS OUTSTANDING:
Units issued	0	57	0	40	1,376,600,076	739,671,403
Units redeemed	(4)	0	(3)	0	(1,370,953,379)	(754,071,569)

Net increase (decrease)	(4)	57	(3)	40	5,646,697	(14,400,166)

(1)  For the period December 27, 2010 to December 31, 2010.

The accompanying notes are an integral part of these financial statements.	(Continued	)

VARIABLE ANNUITY-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2011 AND 2010

	INVESTMENT DIVISIONS

	PROFUND VP OIL & GAS PORTFOLIO			PROFUND VP PHARMACEUTICALS PORTFOLIO		PROFUND VP PRECIOUS METALS PORTFOLIO
	2011	2010		2011	2010	2011	2010
					(1)		(2)

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$(20)	$		$13	$	$(20)	$(2)
Net realized gain (loss)	1		(163)	6		8	13
Change in net unrealized appreciation (depreciation) on investments	27		209	181	(3)	(285)	35

Increase (decrease) in net assets resulting from operations	8		46	200	(3)	(297)	46

CONTRACT TRANSACTIONS:
Purchase payments received	1			1		1
Transfers for contract benefits and terminations	(106)			(114)		(93)
Net transfers			798		1,450		1,439

Increase (decrease) in net assets resulting from contract transactions	(105)		798	(113)	1,450	(92)	1,439

Total increase (decrease) in net assets	(97)		844	87	1,447	(389)	1,485

NET ASSETS:
Beginning of period	1,468		624	1,447	0	1,485

End of period	$1,371		$1,468	$1,534	$1,447	$1,096	$1,485

CHANGES IN UNITS OUTSTANDING:
Units issued	0		26	0	63	0	32
Units redeemed	(2)		(13)	(5)	0	(2)	(10)

Net increase (decrease)	(2)		13	(5)	63	(2)	22

(1)  For the period December 27, 2010 to December 31, 2010.

(2)  For the period January 14, 2010 to December 31, 2010.

The accompanying notes are an integral part of these financial statements.	(Continued	)

VARIABLE ANNUITY-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2011 AND 2010

	INVESTMENT DIVISIONS

	PROFUND VP REAL ESTATE PORTFOLIO		PROFUND VP RISING RATES OPPORTUNITY PORTFOLIO		PROFUND VP SHORT NASDAQ-100 PORTFOLIO
	2011	2010	2011	2010	2011	2010
		(1)	(2)	(3)	(4)	(5)

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment loss	$(22)	$(271)	$(153)	$(195)	$(11,358)	$(617)
Net realized gain (loss)	(3)	37,218	(7,321)	4,397	(667,466)	20,234
Change in net unrealized appreciation (depreciation) on investments	64	(8)	23,929	(23,929)

Increase (decrease) in net assets resulting from operations	39	36,939	16,455	(19,727)	(678,824)	19,617

CONTRACT TRANSACTIONS:
Purchase payments received
Transfers for contract benefits and terminations	(103)
Net transfers		(35,482)	(1,345,044)	1,348,316	678,824	(19,617)

Increase (decrease) in net assets resulting from contract transactions	(103)	(35,482)	(1,345,044)	1,348,316	678,824	(19,617)

Total increase (decrease) in net assets	(64)	1,457	(1,328,589)	1,328,589	0	0

NET ASSETS:
Beginning of period	1,457	0	1,328,589	0	0

End of period	$1,393	$1,457	$0	$1,328,589	$0	$0

CHANGES IN UNITS OUTSTANDING:
Units issued	0	127,868	0	217,018	13,700,672	632,966
Units redeemed	(2)	(127,840)	(109,036)	(107,982)	(13,700,672)	(632,966)

Net increase (decrease)	(2)	28	(109,036)	109,036	0	0

(1)  For the period August 19, 2009 to December 31, 2010.

(2)  For the period January 1, 2011 to August 23, 2011.

(3)  For the period October 29, 2010 to December 31, 2010.

(4)  For the period January 5, 2011 to December 30, 2011.

(5)  For the period January 15, 2010 to May 27, 2010.

The accompanying notes are an integral part of these financial statements.	(Continued	)

VARIABLE ANNUITY-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2011 AND 2010

	INVESTMENT DIVISIONS

	PROFUND VP SHORT SMALL-CAP PORTFOLIO		PROFUND VP TECHNOLOGY PORTFOLIO	PROFUND VP TELECOMMUNIC ATIONS PORTFOLIO	PROFUND VP U.S. GOVERNMENT PLUS PORTFOLIO
	2011	2010	2010	2010	2011	2010
	(1)	(2)	(3)	(3)	(4)	(5)

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment loss	$(11,568)	$(352)	$	$	$(636)	$(255)
Net realized gain (loss)	(237,304)	(28,988)	(1)	(495)	(64,290)	93,714
Change in net unrealized on investments			7	474

Increase (decrease) in net assets resulting from operations	(248,872)	(29,340)	6	(21)	(64,926)	93,459

CONTRACT TRANSACTIONS:
Purchase payments received					(1)
Transfers for contract benefits and terminations
Net transfers	248,872	29,340	(668)	(548)	64,927	(93,459)

Increase (decrease) in net assets resulting from contract transactions	248,872	29,340	(668)	(548)	64,926	(93,459)

Total decrease in net assets	0	0	(662)	(569)	0	0

NET ASSETS:
Beginning of period	0	0	662	569	0	0

End of period	$0	$0	$0	$0	$0	$0

CHANGES IN UNITS OUTSTANDING:
Units issued	15,789,408	299,892	0	0	169,532	241,411
Units redeemed	(15,789,408)	(299,892)	(43)	(43)	(169,532)	(241,411)

Net decrease	0	0	(43)	(43)	0	0

(1)  For the period January 5, 2011 to December 30, 2011.

(2)  For the period June 18, 2010 to December 13, 2010.

(3)  For the period January 1, 2010 to January 15, 2010.

(4)  For the period January 31, 2011 to July 5, 2011.

(5)  For the period January 28, 2010 to November 4, 2010.

The accompanying notes are an integral part of these financial statements.	(Continued	)

VARIABLE ANNUITY-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2011 AND 2010

	INVESTMENT DIVISIONS

	PROFUND VP ULTRA BULL PORTFOLIO		PROFUND VP ULTRA MID-CAP PORTFOLIO		PROFUND VP ULTRA NASDAQ-100 PORTFOLIO
	2011	2010	2011	2010	2011	2010
		(1)				(1)

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment loss	$(57,803)	$(34,427)	$(6,268)	$(6,718)	$(34,275)	$(19,176)
Net realized gain	1,812,980	2,251,754	253,858	145,585	322,483	2,357,002
Change in net unrealized appreciation (depreciation) on investments	4		26	8	25	(15)

Increase in net assets resulting from operations	1,755,181	2,217,327	247,616	138,875	288,233	2,337,811

CONTRACT TRANSACTIONS:
Purchase payments received	(1)				(1)
Transfers for contract benefits and terminations			(86)		(102)
Net transfers	4,251,190	1,104,145	(2,240,716)	1,855,109	(6,251,193)	8,956,628

Increase (decrease) in net assets resulting from contract transactions	4,251,189	1,104,145	(2,240,802)	1,855,109	(6,251,296)	8,956,628

Total increase (decrease) in net assets	6,006,370	3,321,472	(1,993,186)	1,993,984	(5,963,063)	11,294,439

NET ASSETS:
Beginning of period	3,321,472	0	1,994,317	333	11,294,439	0

End of period	$9,327,842	$3,321,472	$1,131	$1,994,317	$5,331,376	$11,294,439

CHANGES IN UNITS OUTSTANDING:
Units issued	38,270,657	24,972,416	6,695,254	7,889,508	95,437,616	71,880,168
Units redeemed	(37,871,600)	(24,772,125)	(6,856,194)	(7,728,500)	(96,944,953)	(68,955,030)

Net increase (decrease)	399,057	200,291	(160,940)	161,008	(1,507,337)	2,925,138

(1)  For the period January 4, 2010 to December 31, 2010.

The accompanying notes are an integral part of these financial statements.	(Continued	)

VARIABLE ANNUITY-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2011 AND 2010

	INVESTMENT DIVISIONS

	PROFUND VP ULTRA SMALL-CAP PORTFOLIO		SELIGMAN COMMUNICATIONS & INFORMATION PORTFOLIO		SELIGMAN SMALLER-CAP VALUE PORTFOLIO
	2011	2010	2011	2010	2011	2010
		(1)	(2)		(2)

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment loss	$(9,673)	$(9,990)	$(12,480)	$(59,448)	$(2,459)	$(11,331)
Net realized gain (loss)	87,427	773,427	2,389,775	325,132	(110,181)	(68,985)
Change in net unrealized appreciation (depreciation) on investments	4	(2)	(2,275,955)	264,802	143,980	273,692

Increase in net assets resulting from operations	77,758	763,435	101,340	530,486	31,340	193,376

CONTRACT TRANSACTIONS:
Purchase payments received			1,185	4,649	360	1,441
Transfers for contract benefits and terminations			(67,426)	(516,017)	(8,356)	(108,709)
Net transfers	(1,404,280)	1,229,448	(4,510,401)	(125,980)	(916,810)	14,961

Increase (decrease) in net assets resulting from contract transactions	(1,404,280)	1,229,448	(4,576,642)	(637,348)	(924,806)	(92,307)

Total increase (decrease) in net assets	(1,326,522)	1,992,883	(4,475,302)	(106,862)	(893,466)	101,069

NET ASSETS:
Beginning of period	1,992,883	0	4,475,302	4,582,164	893,466	792,397

End of period	$666,361	$1,992,883	$0	$4,475,302	$0	$893,466

CHANGES IN UNITS OUTSTANDING:
Units issued	5,250,050	6,197,566	1,611	959	24	4,429
Units redeemed	(5,295,561)	(6,119,401)	(95,037)	(16,018)	(41,054)	(9,408)

Net increase (decrease)	(45,511)	78,165	(93,426)	(15,059)	(41,030)	(4,979)

(1)  For the period January 5, 2010 to December 31, 2010.

(2)  For the period January 1, 2011 to March 15, 2011.

The accompanying notes are an integral part of these financial statements.	(Continued	)

VARIABLE ANNUITY-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2011 AND 2010

	INVESTMENT DIVISIONS

	VAN ECK VIP EMERGING MARKETS FUND		VAN ECK VIP GLOBAL HARD ASSETS FUND		VAN ECK VIP MULTI MANAGER ALTERNATIVES FUND
	2011	2010	2011	2010	2011	2010
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment loss	$(836)	$(5,176)	$(305)	$(7,510)	$(10)	$(20)
Net realized gain (loss)	(35,199)	(38,177)	32,004	(1,033)	5	(10)
Change in net unrealized appreciation (depreciation) on investments	(109,200)	183,126	(165,620)	197,911	(73)	60

Increase (decrease) in net assets resulting from operations	(145,235)	139,773	(133,921)	189,368	(78)	30

CONTRACT TRANSACTIONS:
Purchase payments received	1	1,150	300	1,447
Transfers for contract benefits and terminations	(27,395)	(41,671)	(37,139)	(51,284)	(101)
Net transfers	(221,818)	(39,452)	(194,309)	61,740		(299)

Increase (decrease) in net assets resulting from contract transactions	(249,212)	(79,973)	(231,148)	11,903	(101)	(299)

Total increase (decrease) in net assets	(394,447)	59,800	(365,069)	201,271	(179)	(269)

NET ASSETS:
Beginning of period	711,882	652,082	910,488	709,217	2,071	2,340

End of period	$317,435	$711,882	$545,419	$910,488	$1,892	$2,071

CHANGES IN UNITS OUTSTANDING:
Units issued	1,706	5,714	2,107	2,951	0	138
Units redeemed	(10,663)	(9,092)	(6,364)	(2,840)	(10)	(171)

Net increase (decrease)	(8,957)	(3,378)	(4,257)	111	(10)	(33)

The accompanying notes are an integral part of these financial statements.	(Concluded)

VARIABLE ANNUITY ACCOUNT-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS

FOR THE FISCAL YEAR ENDED DECEMBER 31, 2011

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Variable Annuity Account-2 Series Account (the Series Account), formerly, Varifund Variable Annuity Series Account, a separate account of Canada Life Insurance Company of America (CLICA), was established on July 22, 1988 to receive and invest premium payments under variable annuity policies issued by CLICA. On July 10, 2003, Great-West Life & Annuity Insurance Company (the Company) acquired CLICA. On September 30, 2009, CLICA merged into and with the Company, and the Company acquired from CLICA all of CLICA’s assets and became directly liable for CLICA’s liabilities and obligations with respect to Policies issued by CLICA then outstanding. The Series Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended, and exists in accordance with regulations of the Colorado Division of Insurance. The Series Account consists of numerous investment divisions (Investment Divisions), each being treated as an individual accounting entity for financial reporting purposes, and each investing all of its investible assets in the named underlying mutual fund. There are currently no participants receiving an annuity payout.

Under applicable insurance law, the assets and liabilities of each of the Investment Divisions of the Series Account are clearly identified and distinguished from the Company’s assets and liabilities. The portion of the Series Account’s assets applicable to the reserves and other contract liabilities with respect to the Series Account is not chargeable with liabilities arising out of any other business the Company may conduct.

The preparation of financial statements and financial highlights of each of the Investment Divisions in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent liabilities at the date of the financial statements and financial highlights and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Security Valuation

Mutual fund investments held by the Investment Divisions are valued at the reported net asset values of such underlying mutual funds, which value their investment securities at fair value.

The Series Account classifies its valuations into three levels based upon the transparency of inputs to the valuation of the Series Account’s investments. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. The three levels are defined as follows:

Level 1 – Valuations based on unadjusted quoted prices for identical securities in active markets.

Level 2 – Valuations based on either directly or indirectly observable inputs. These may include quoted prices for similar assets in active markets.

Level 3 – Valuations based on inputs that are unobservable and significant to the fair value measurement and may include prices obtained from single broker quotes. Unobservable inputs reflect the reporting entity’s own assumptions and would be based on the best information available under the circumstances.

As of December 31, 2011, the only investments of each of the Investment Divisions of the Series Account were in underlying registered investment companies that are actively traded, therefore 100% of the investments are valued using Level 1 inputs. The Series Account recognizes transfers between the levels as of the beginning of the quarter in which the transfer occurred. There were no transfers between Levels 1 and 2 during the year.

Risk Factors

Investing in the Series Account may involve certain risks including, but not limited to, those described below.

Unforeseen developments in market conditions may result in the decline of prices of, and the income generated by, the securities held by the Investment Divisions. These events may have adverse effects on the Investment Divisions such as a decline in the value and liquidity of many securities held by the Investment Divisions, and a decrease in net asset value.

The Investment Divisions investing in stocks may involve larger price fluctuation and greater potential for loss than other types of investments. This may cause the Investment Divisions to be subject to larger short-term declines in value.

The Investment Divisions may have elements of risk due to concentrated investments in foreign issuers located in a specific country. Such concentrations may subject the Investment Divisions to additional risks resulting from future political or economic conditions and/or possible impositions of adverse foreign governmental laws or currency exchange restrictions. Investments in securities of non-U.S. issuers have unique risks not present in securities of U.S. issuers, such as greater price volatility and less liquidity.

The Series Account may have Investment Divisions that primarily invest in bonds. Fixed income securities are subject to credit risk, which is the possibility that a security could have its credit rating downgraded or that the issuer of the security could fail to make timely payments or default on payments of interest or principal. Additionally, fixed income securities are subject to interest rate risk, meaning the decline in the price of debt securities that accompanies a rise in interest rates. Bonds with longer maturities are subject to greater price fluctuations than bonds with shorter maturities.

The Investment Divisions may be invested in bonds which are rated below investment grade. These high yield bonds may be more susceptible than higher grade bonds to real or perceived adverse economic or industry conditions. The secondary market, on which high yield bonds are traded, may also be less liquid than the market for higher grade bonds.

The Investment Divisions may invest in securities of governmental agencies. Investments in securities of governmental agencies may only be guaranteed by the respective agency’s limited authority to borrow from the U.S. Government and may not be guaranteed by the full faith and credit of the U.S. Government.

Security Transactions and Investment Income

Transactions are recorded on the trade date. Realized gains and losses on sales of investments are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date and the amounts distributed to the Investment Division for its share of dividends are reinvested in additional full and fractional shares of the related mutual funds.

Federal Income Taxes

The operations of each of the Investment Divisions of the Series Account are included in the federal income tax return of the Company, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (IRC). The Company is included in the consolidated federal tax return of Great-West Lifeco U.S. Inc. Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on the earnings of each of the Investment Divisions of the Series Account to the extent the earnings are credited under the contracts. Based on this, no charge is being made currently to the Series Account for federal income taxes. The Company will periodically review the status of the federal income tax policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the contracts.

Purchase Payments Received

Purchase payments received from contract owners by the Company are credited as accumulation units, and are reported as Contract Transactions on the Statement of Changes in Net Assets of the applicable Investment Divisions.

Net Transfers

Net transfers include transfers between Investment Divisions of the Series Account as well as transfers between other investment options of the Company, not included in the Series Account. During 2010, the Gartmore NVIT Developing Markets Fund and the Janus Aspen Overseas Portfolio received $175,890 and $17,891, respectively, in restitution payments from an SEC settlement with Millennium Partners. These amounts are included in Net transfers on the accompanying Statement of Changes in Net Assets.

Investment Income Ratio

The Investment Income Ratio represents the dividends, excluding distributions of capital gains, received by the Investment Division from the underlying mutual fund divided by average net assets during the period. It is not annualized for periods less than one year. The ratio excludes those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the Investment Division is affected by the timing of the declaration of dividends by the underlying fund in which the Investment Division invests.

Application of Recent Accounting Pronouncements

In January 2010, the FASB issued ASU No. 2010-06 “Fair Value Measurements and Disclosures: Improving Disclosures about Fair Value Measurements” (ASU No. 2010-06). ASU No. 2010-06 provides for disclosure of significant transfers in and out of the fair value hierarchy Levels 1 and 2, and the reasons for these transfers. In addition, ASU No. 2010-06 provides for separate disclosure about purchases, sales, issuances and settlements in the Level 3 hierarchy roll forward activity. ASU No. 2010-06 is effective for interim and annual periods beginning after December 31, 2009 except for the provisions relating to purchases, sales, issuances and settlements of Level 3 investments, which are effective for fiscal years beginning after December 15, 2010. The Portfolio adopted the disclosure provisions of ASU 2010-06 for its fiscal year beginning January 1, 2010 and adopted the Level 3 purchase, sales, issuances and settlement provisions for its fiscal year beginning January 1, 2011. The adoption of ASC No. 2010-06 did not have an impact on the Series Account’s financial position or the results of its operations.

In May 2011, the FASB issued ASU No. 2011-04 “Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurements and Disclosure Requirements in U.S. GAAP and IFRSs” (ASU No. 2011-04). ASU No. 2011-04 does not extend the use of the existing concept or guidance regarding fair value. It results in common fair value measurements and disclosures between accounting principles generally accepted in the United States and those of International Financial Reporting Standards. ASU No. 2011-04 expands disclosure requirements for Level 3 inputs to include a quantitative description of the unobservable inputs used, a description of the valuation process used and a qualitative description about the sensitivity of the fair value measurements. ASU No. 2011-04 is effective for interim or annual periods beginning on or after December 15, 2011. The Series Account will adopt ASU No. 2011-04 for its fiscal year beginning January 1, 2012. At this time, the Series Account is evaluating the impact, if any, of ASU No. 2011-04 on financial statements and related disclosures.

2.	PURCHASES AND SALES OF INVESTMENTS

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2011 were as follows:

Investment Division	Purchases	Sales

Alger Capital Appreciation Portfolio	$18,578	$257,018
Alger Large Cap Growth Portfolio	35,034	118,211
Alger Mid Cap Growth Portfolio	91,728	482,745
Alger Small Cap Growth Portfolio	29,867	114,370
Columbia Variable Portfolio - Select Smaller-Cap Value Fund	916,863	115,411
Columbia Variable Portfolio - Seligman Global Technology Fund Class 1	4,620,400	516,475
Columbia Variable Portfolio - Seligman Global Technology Fund Class 2	16,062	17,561
Dreyfus Socially Responsible Growth Fund	4,779	50,899
Dreyfus VIF Appreciation Portfolio	29,157	120,658
Dreyfus VIF Growth & Income Portfolio	11,335	39,080
Fidelity VIP Asset Manager Portfolio	48,812	212,371
Fidelity VIP Contrafund Portfolio	55,362	305,539
Fidelity VIP Growth Opportunities Portfolio	17,944	44,095
Fidelity VIP Growth Portfolio	65,914	224,466
Fidelity VIP High Income Portfolio	54,690	68,258
Fidelity VIP Index 500 Portfolio	84,813	336,888
Fidelity VIP Investment Grade Bond Portfolio	93,021	151,855
Fidelity VIP Money Market Portfolio	857,003	865,005
Fidelity VIP Overseas Portfolio	7,808	42,143
Gartmore NVIT Developing Markets Fund	37,212	146,082
Goldman Sachs VIT Large Cap Value Fund	33,804	40,683
Goldman Sachs VIT Strategic Growth Fund	1,960	21,363
Goldman Sachs VIT Structured U.S. Equity Fund	39,900	14,730
Janus Aspen Flexible Bond Portfolio	23,095	56,674
Janus Aspen Overseas Portfolio	26,866	208,320
Profund VP Basic Materials Portfolio	1	54
Profund VP Bear Portfolio	129,768,561	129,341,768
Profund VP Financials Portfolio	-	52
Profund VP Healthcare Portfolio	4	129

Investment Division	Purchases	Sales
Profund VP Industrial Portfolio	5	120
Profund VP Money Market Portfolio	1,334,693,510	1,329,890,829
Profund VP Oil & Gas Portfolio	2	127
Profund VP Pharmaceuticals Portfolio	35	135
Profund VP Precious Metals Portfolio	22	113
Profund VP Real Estate Portfolio	1	126
Profund VP Rising Rates Opportunity Portfolio	-	1,345,248
Profund VP Short NASDAQ-100 Portfolio	126,126,058	125,458,516
Profund VP Short Small-Cap Portfolio	123,616,948	123,379,593
Profund VP U.S. Government Plus Portfolio	6,959,541	6,895,251
Profund VP Ultra Bull Portfolio	627,351,327	622,785,044
Profund VP Ultra Mid-Cap Portfolio	87,371,110	89,618,358
Profund VP Ultra NASDAQ-100 Portfolio	381,383,236	387,668,857
Profund VP Ultra Small-Cap Portfolio	126,890,802	128,304,906
Seligman Communications & Information Portfolio	77,949	4,667,584
Seligman Smaller-Cap Value Portfolio	245	927,613
Van Eck VIP Emerging Markets Fund	53,976	304,068
Van Eck VIP Global Hard Assets Fund	127,528	348,079
Van Eck VIP MultiManager Alternatives Fund	29	129

3.	EXPENSES AND RELATED PARTY TRANSACTIONS

Contract Maintenance Charges

The Company deducts an annual maintenance charge of $30, which is made directly to contract owner accounts through the redemption of units, for each contract. The maintenance charge, which is recorded as Transfers for contract benefits and terminations in the accompanying Statement of Changes in Net Assets of the applicable Investment Divisions, is waived on certain contracts.

Deductions for Premium Taxes

The Company may deduct from each participant’s account an amount to pay any premium tax levied by any governmental entity as a result of the existence of the policy owners’ accounts or of the Series Account. This charge is netted with Purchase payments received on the Statement of Changes in Net Assets of the applicable Investment Divisions.

Charges Incurred for Surrenders

The Company deducts from each participant’s account a maximum fee of 6% of an amount withdrawn that is deemed to be premium. This charge is recorded as Transfers for contract benefits and terminations on the Statement of Changes in Net Assets of the applicable Investment Divisions.

Deductions for Assumption of Mortality and Expense Risks

The Company assumes mortality and expense risks related to the operations of the Series Account and deducts a daily charge from the unit value of each Investment Division equal to an effective annual rate of 1.25% to 1.40%, depending on the contract. In addition, an effective annual rate of 0.15% of each Investment Division is deducted as daily administration for certain contracts. These charges are recorded as Mortality and expense risk and Administrative charges on the Statement of Operations of the applicable Investment Divisions.

4.	FINANCIAL HIGHLIGHTS

For each Investment Division, the accumulation units outstanding, net assets, the range of lowest to highest expense ratio (excluding expenses of the underlying funds), total return and accumulation unit fair values for each year or period ended December 31 are included on the following pages. As the unit fair value for the Investment Divisions of the Series Account is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some unit values shown on the Statement of Assets and Liabilities which are calculated on an aggregated basis, may not be within the ranges presented.

The Expense Ratios represent the annualized contract expenses of the respective Investment Divisions of the Series Account, consisting of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

The Total Return amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These returns do not include any expenses assessed through the redemption of units. Investment Divisions with a date notation indicate the effective date that the investment option was available in the Series Account. The total returns are calculated for each period indicated or from the effective date through the end of the reporting period and are not annualized for periods less than one year. As the total returns for the Investment Divisions of the Series Account are presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.

VARIABLE ANNUITY-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

	At December 31					For the year or period ended December 31
INVESTMENT DIVISIONS	Units (000s)	Unit Fair Value			Net Assets (000s)	Expense Ratio lowest to highest			Total Return
		(a)		(b)					(a)		(b)
ALGER CAPITAL APPRECIATION PORTFOLIO
2011	36	$54.23	to	$55.63	$1,966	1.25%	to	1.40%	(1.69)%	to	(1.54)%
2010	40	$53.91	to	$56.50	$2,206	1.25%	to	1.55%	12.27%	to	12.62%
2009	48	$48.02	to	$50.17	$2,336	1.25%	to	1.55%	48.76%	to	49.23%
2008	66	$32.28	to	$33.62	$2,166	1.25%	to	1.55%	(45.97)%	to	(45.82)%
2007	85	$59.75	to	$62.05	$5,149	1.25%	to	1.55%	31.46%	to	31.88%
ALGER LARGE CAP GROWTH PORTFOLIO
2011	22	$62.35	to	$66.74	$1,420	1.25%	to	1.55%	(1.87)%	to	(1.58)%
2010	23	$63.54	to	$67.81	$1,522	1.25%	to	1.55%	11.65%	to	11.97%
2009	26	$56.91	to	$60.56	$1,506	1.25%	to	1.55%	45.29%	to	45.75%
2008	30	$39.17	to	$41.55	$1,218	1.25%	to	1.55%	(46.98)%	to	(46.83)%
2007	36	$73.88	to	$78.14	$2,750	1.25%	to	1.55%	18.09%	to	18.45%
ALGER MID CAP GROWTH PORTFOLIO
2011	52	$44.44	to	$45.70	$2,323	1.25%	to	1.40%	(9.55)%	to	(9.42)%
2010	60	$47.86	to	$50.45	$2,951	1.25%	to	1.55%	17.53%	to	17.90%
2009	68	$40.72	to	$42.79	$2,838	1.25%	to	1.55%	49.38%	to	49.82%
2008	89	$27.26	to	$28.56	$2,486	1.25%	to	1.55%	(59.00)%	to	(58.88)%
2007	109	$66.49	to	$69.45	$7,472	1.25%	to	1.55%	29.53%	to	29.91%
ALGER SMALL CAP GROWTH PORTFOLIO
2011	4	$59.67	to	$61.79	$220	1.25%	to	1.40%	(4.53)%	to	(4.38)%
2010	5	$60.37	to	$64.62	$313	1.25%	to	1.55%	23.38%	to	23.75%
2009	6	$48.93	to	$52.22	$326	1.25%	to	1.55%	43.28%	to	43.70%
2008	9	$34.15	to	$36.34	$312	1.25%	to	1.55%	(47.44)%	to	(47.26)%
2007	12	$64.97	to	$68.91	$804	1.25%	to	1.55%	15.46%	to	15.78%
COLUMBIA VARIABLE PORTFOLIO - SELECT SMALLER-CAP VALUE FUND
(Effective date 03/11/2011)
2011	80	$8.67	to	$8.68	$694	1.25%	to	1.40%	(13.30)%	to	(13.20)%
COLUMBIA VARIABLE PORTFOLIO - SELIGMAN GLOBAL TECHNOLOGY FUND CLASS 1
(Effective date 03/11/2011)
2011	414	$9.24	to	$9.25	$3,823	1.25%	to	1.40%	(7.60)%	to	(7.50)%
COLUMBIA VARIABLE PORTFOLIO - SELIGMAN GLOBAL TECHNOLOGY FUND CLASS 2
2011	1	$20.39	to	$20.75	$29	1.25%	to	1.40%	(7.36)%	to	(7.24)%
2010	2	$21.65	to	$22.37	$34	1.25%	to	1.55%	13.35%	to	13.67%
2009	1	$19.10	to	$19.68	$11	1.25%	to	1.55%	59.57%	to	60.13%
2008	1	$11.97	to	$12.29	$9	1.25%	to	1.55%	(41.29)%	to	(41.14)%
2007	6	$20.39	to	$20.88	$121	1.25%	to	1.55%	13.53%	to	13.85%
DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND
2011	11	$30.22	to	$31.06	$338	1.25%	to	1.40%	(0.49)%	to	(0.35)%
2010	13	$28.34	to	$31.17	$384	1.25%	to	1.55%	13.04%	to	13.39%
2009	14	$25.07	to	$27.49	$377	1.25%	to	1.55%	31.67%	to	32.10%
2008	16	$19.04	to	$20.81	$336	1.25%	to	1.55%	(35.41)%	to	(35.23)%
2007	20	$29.48	to	$32.13	$642	1.25%	to	1.55%	6.12%	to	6.43%

											(Continued)

VARIABLE ANNUITY-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

	At December 31					For the year or period ended December 31
INVESTMENT DIVISIONS	Units (000s)	Unit Fair Value			Net Assets (000s)	Expense Ratio lowest to highest			Total Return
		(a)		(b)					(a)		(b)
DREYFUS VIF APPRECIATION PORTFOLIO
2011	8	$44.49	to	$44.49	$346	1.40%	to	1.40%	7.52%	to	7.52%
2010	10	$40.28	to	$42.63	$409	1.25%	to	1.55%	13.56%	to	13.89%
2009	12	$35.47	to	$37.43	$434	1.25%	to	1.55%	20.65%	to	21.02%
2008	15	$29.40	to	$30.93	$461	1.25%	to	1.55%	(30.63)%	to	(30.42)%
2007	20	$42.38	to	$44.45	$847	1.25%	to	1.55%	5.50%	to	5.81%
DREYFUS VIF GROWTH & INCOME PORTFOLIO
2011	12	$29.04	to	$29.82	$340	1.25%	to	1.40%	(4.13)%	to	(3.99)%
2010	13	$28.14	to	$31.06	$382	1.25%	to	1.55%	16.81%	to	17.12%
2009	15	$24.09	to	$26.52	$387	1.25%	to	1.55%	26.79%	to	27.19%
2008	18	$19.00	to	$20.85	$364	1.25%	to	1.55%	(41.32)%	to	(41.15)%
2007	24	$32.38	to	$35.43	$830	1.25%	to	1.55%	6.76%	to	7.07%
FIDELITY VIP ASSET MANAGER PORTFOLIO
2011	48	$35.06	to	$36.26	$1,687	1.25%	to	1.40%	(3.92)%	to	(3.77)%
2010	52	$34.91	to	$37.68	$1,934	1.25%	to	1.55%	12.50%	to	12.85%
2009	62	$31.03	to	$33.39	$2,022	1.25%	to	1.55%	27.12%	to	27.49%
2008	72	$24.41	to	$26.19	$1,851	1.25%	to	1.55%	(29.82)%	to	(29.60)%
2007	93	$34.78	to	$37.20	$3,392	1.25%	to	1.55%	13.73%	to	14.08%
FIDELITY VIP CONTRAFUND PORTFOLIO
2011	31	$40.35	to	$41.39	$1,252	1.25%	to	1.40%	(3.88)%	to	(3.74)%
2010	36	$40.95	to	$43.00	$1,542	1.25%	to	1.55%	15.42%	to	15.78%
2009	49	$35.48	to	$37.14	$1,788	1.25%	to	1.55%	33.63%	to	34.03%
2008	60	$26.55	to	$27.71	$1,630	1.25%	to	1.55%	(43.41)%	to	(43.24)%
2007	77	$46.92	to	$48.82	$3,691	1.25%	to	1.55%	15.82%	to	16.16%
FIDELITY VIP GROWTH OPPORTUNITIES PORTFOLIO
2011	2	$18.91	to	$19.39	$36	1.25%	to	1.40%	0.91%	to	0.99%
2010	3	$18.34	to	$19.20	$61	1.25%	to	1.55%	21.86%	to	22.22%
2009	6	$15.05	to	$15.71	$96	1.25%	to	1.55%	43.61%	to	44.00%
2008	6	$10.48	to	$10.91	$69	1.25%	to	1.55%	(55.71)%	to	(55.56)%
2007	11	$23.66	to	$24.55	$256	1.25%	to	1.55%	21.27%	to	21.66%
FIDELITY VIP GROWTH PORTFOLIO
2011	37	$58.28	to	$60.53	$2,155	1.25%	to	1.40%	(1.19)%	to	(1.05)%
2010	39	$56.55	to	$61.17	$2,321	1.25%	to	1.55%	22.27%	to	22.63%
2009	44	$46.25	to	$49.88	$2,144	1.25%	to	1.55%	26.30%	to	26.70%
2008	54	$36.62	to	$39.37	$2,053	1.25%	to	1.55%	(47.99)%	to	(47.83)%
2007	66	$70.41	to	$75.46	$4,867	1.25%	to	1.55%	25.02%	to	25.39%
FIDELITY VIP HIGH INCOME PORTFOLIO
2011	18	$41.37	to	$46.75	$788	1.25%	to	1.55%	2.45%	to	2.75%
2010	19	$40.38	to	$45.50	$824	1.25%	to	1.55%	12.07%	to	12.40%
2009	22	$36.03	to	$40.48	$845	1.25%	to	1.55%	41.74%	to	42.18%
2008	23	$25.42	to	$28.47	$646	1.25%	to	1.55%	(26.15)%	to	(25.92)%
2007	39	$34.42	to	$38.43	$1,451	1.25%	to	1.55%	1.21%	to	1.51%

											(Continued)

VARIABLE ANNUITY-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

	At December 31					For the year or period ended December 31
INVESTMENT DIVISIONS	Units (000s)	Unit Fair Value			Net Assets (000s)	Expense Ratio lowest to highest			Total Return
		(a)		(b)					(a)		(b)
FIDELITY VIP INDEX 500 PORTFOLIO
2011	8	$151.41	to	$168.81	$1,233	1.25%	to	1.55%	0.47%	to	0.78%
2010	9	$150.70	to	$167.51	$1,510	1.25%	to	1.55%	13.26%	to	13.60%
2009	11	$133.06	to	$147.46	$1,559	1.25%	to	1.55%	24.66%	to	25.03%
2008	15	$106.74	to	$117.94	$1,726	1.25%	to	1.55%	(37.97)%	to	(37.78)%
2007	22	$172.08	to	$189.56	$4,078	1.25%	to	1.55%	3.82%	to	4.13%
FIDELITY VIP INVESTMENT GRADE BOND PORTFOLIO
2011	26	$30.03	to	$30.84	$779	1.25%	to	1.40%	5.85%	to	6.02%
2010	29	$30.84	to	$29.09	$828	1.25%	to	1.55%	6.13%	to	6.44%
2009	35	$29.06	to	$27.33	$938	1.25%	to	1.55%	13.96%	to	14.30%
2008	39	$25.50	to	$23.91	$924	1.25%	to	1.55%	(4.74)%	to	(4.44)%
2007	60	$26.77	to	$25.02	$1,488	1.25%	to	1.55%	2.76%	to	3.05%
FIDELITY VIP MONEY MARKET PORTFOLIO
2011	103	$15.60	to	$15.97	$1,621	1.25%	to	1.40%	(1.33)%	to	(1.18)%
2010	103	$13.74	to	$16.16	$1,629	1.25%	to	1.55%	(1.29)%	to	(0.98)%
2009	149	$13.92	to	$16.32	$2,379	1.25%	to	1.55%	(0.85)%	to	(0.55)%
2008	179	$14.04	to	$16.41	$2,880	1.25%	to	1.55%	1.45%	to	1.74%
2007	148	$13.84	to	$16.13	$2,351	1.25%	to	1.55%	3.59%	to	3.86%
FIDELITY VIP OVERSEAS PORTFOLIO
2011	16	$24.46	to	$25.39	$392	1.25%	to	1.40%	(18.30)%	to	(18.20)%
2010	17	$28.78	to	$31.04	$515	1.25%	to	1.55%	11.38%	to	11.74%
2009	23	$25.84	to	$27.78	$610	1.25%	to	1.55%	24.59%	to	24.97%
2008	26	$20.74	to	$22.23	$564	1.25%	to	1.55%	(44.66)%	to	(44.51)%
2007	33	$37.48	to	$40.06	$1,305	1.25%	to	1.55%	15.50%	to	15.85%
GARTMORE NVIT DEVELOPING MARKETS FUND
2011	29	$20.45	to	$20.94	$595	1.25%	to	1.40%	(23.47)%	to	(23.38)%
2010	33	$26.04	to	$27.33	$887	1.25%	to	1.55%	48.46%	to	49.18%
2009	40	$17.54	to	$18.32	$712	1.25%	to	1.55%	59.74%	to	60.14%
2008	67	$10.98	to	$11.44	$757	1.25%	to	1.55%	(58.50)%	to	(58.37)%
2007	84	$26.46	to	$27.48	$2,273	1.25%	to	1.55%	41.27%	to	41.72%
GOLDMAN SACHS VIT LARGE CAP VALUE FUND
2011	16	$10.72	to	$10.95	$176	1.25%	to	1.40%	(8.30)%	to	(8.14)%
2010	17	$11.47	to	$11.92	$199	1.25%	to	1.55%	9.45%	to	9.76%
2009	20	$10.48	to	$10.86	$209	1.25%	to	1.55%	16.57%	to	16.90%
2008	21	$8.99	to	$9.29	$193	1.25%	to	1.55%	(35.56)%	to	(35.35)%
2007	27	$13.95	to	$14.37	$377	1.25%	to	1.55%	(0.07)%	to	0.21%
GOLDMAN SACHS VIT STRATEGIC GROWTH FUND
2011	7	$10.93	to	$10.93	$73	1.40%	to	1.40%	(4.04)%	to	(4.04)%
2010	8	$11.17	to	$11.60	$95	1.25%	to	1.55%	8.98%	to	9.33%
2009	11	$10.25	to	$10.61	$118	1.25%	to	1.55%	45.60%	to	45.94%
2008	12	$7.04	to	$7.27	$86	1.25%	to	1.55%	(42.67)%	to	(42.48)%
2007	15	$12.28	to	$12.64	$188	1.25%	to	1.55%	8.38%	to	8.78%

											(Continued)

VARIABLE ANNUITY-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

	At December 31							For the year or period ended December 31
INVESTMENT DIVISIONS	Units (000s)		Unit Fair Value			Net Assets (000s)		Expense Ratio lowest to highest			Total Return
			(a)		(b)						(a)		(b)
GOLDMAN SACHS VIT STRUCTURED U.S. EQUITY FUND
2011	7		$11.51	to	$11.76	$78		1.25%	to	1.40%	2.58%	to	2.71%
2010	5		$11.01	to	$11.45	$51		1.25%	to	1.55%	11.10%	to	11.49%
2009	6		$9.91	to	$10.27	$58		1.25%	to	1.55%	19.25%	to	19.70%
2008	7		$8.31	to	$8.58	$62		1.25%	to	1.55%	(37.94)%	to	(37.87)%
2007	12		$13.39	to	$13.81	$162		1.25%	to	1.55%	(3.18)%	to	(2.75)%
JANUS ASPEN FLEXIBLE BOND PORTFOLIO
2011	2		$20.62	to	$20.62	$44		1.40%	to	1.40%	4.94%	to	4.94%
2010	4		$19.33	to	$19.98	$78		1.25%	to	1.55%	6.09%	to	6.39%
2009	4		$18.22	to	$18.78	$67		1.25%	to	1.55%	11.23%	to	11.59%
2008	7		$16.38	to	$16.83	$117		1.25%	to	1.55%	4.07%	to	4.40%
2007	8		$15.74	to	$16.12	$128		1.25%	to	1.55%	5.14%	to	5.43%
JANUS ASPEN OVERSEAS PORTFOLIO
2011	16		$19.06	to	$19.48	$311		1.25%	to	1.40%	(33.12)%	to	(33.04)%
2010	24		$27.89	to	$29.09	$697		1.25%	to	1.55%	27.47%	to	27.87%
2009	24		$21.88	to	$22.75	$553		1.25%	to	1.55%	76.74%	to	77.32%
2008	33		$12.38	to	$12.83	$416		1.25%	to	1.55%	(52.84)%	to	(52.71)%
2007	44		$26.25	to	$27.13	$1,173		1.25%	to	1.55%	26.32%	to	26.72%
PROFUND VP BASIC MATERIALS PORTFOLIO
(Effective date 06/30/2003)
2011	0	*	$43.31	to	$43.31	$1		1.40%	to	1.40%	(17.31)%	to	(17.31)%
2010	0	*	$52.29	to	$52.29	$1		1.40%	to	1.40%	27.87%	to	27.87%
PROFUND VP FINANCIALS PORTFOLIO
2011	0	*	$15.81	to	$15.81	$1		1.40%	to	1.40%	(15.06)%	to	(15.06)%
2010	0	*	$18.54	to	$18.54	$1		1.40%	to	1.40%	11.82%	to	11.82%
2009	0	*	$16.58	to	$16.58	$0	*	1.40%	to	1.40%	11.88%	to	11.88%
2008	0	*	$14.82	to	$14.82	$0	*	1.40%	to	1.40%	(51.12)%	to	(51.12)%
2007	0	*	$30.32	to	$30.32	$1		1.40%	to	1.40%	(20.36)%	to	(20.36)%
PROFUND VP HEALTHCARE PORTFOLIO
(Effective date 06/30/2003)
2011	0	*	$27.36	to	$27.36	$1		1.40%	to	1.40%	8.57%	to	8.57%
2010	0	*	$25.33	to	$25.33	$1		1.40%	to	1.40%	1.44%	to	1.44%
PROFUND VP INDUSTRIAL PORTFOLIO
(Effective date 06/30/2003)
2011	0	*	$35.14	to	$35.14	$1		1.40%	to	1.40%	(3.13)%	to	(3.13)%
2010	0	*	$36.20	to	$36.20	$1		1.40%	to	1.40%	22.00%	to	22.00%
PROFUND VP MONEY MARKET PORTFOLIO
2011	53,280		$0.96	to	$0.96	$51,303		1.40%	to	1.40%	(2.04)%	to	(2.04)%
2010	47,633		$0.98	to	$0.98	$46,501		1.40%	to	1.40%	(1.01)%	to	(1.01)%
2009	62,033		$0.99	to	$0.99	$61,400		1.40%	to	1.40%	(1.00)%	to	(1.00)%
2008	57,199		$1.00	to	$1.00	$57,395		1.40%	to	1.40%	(0.99)%	to	(0.99)%
2007	51,577		$1.01	to	$1.01	$52,046		1.40%	to	1.40%	2.02%	to	2.02%

													(Continued)

VARIABLE ANNUITY-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

	At December 31									For the year or period ended December 31
INVESTMENT DIVISIONS	Units (000s)		Unit Fair Value					Net Assets (000s)		Expense Ratio lowest to highest			Total Return
			(a)			(b)							(a)		(b)
PROFUND VP OIL & GAS PORTFOLIO
2011	0	*		$57.13	to		$57.13	$1		1.40%	to	1.40%	0.84%	to	0.84%
2010	0	*		$56.46	to		$56.46	$1		1.40%	to	1.40%	17.63%	to	17.63%
2009	0	*		$48.00	to		$48.00	$1		1.40%	to	1.40%	10.68%	to	10.68%
2008	0	*		$43.37	to		$43.37	$1		1.40%	to	1.40%	(37.81)%	to	(37.81)%
2007	0	*		$69.74	to		$69.74	$1		1.40%	to	1.40%	30.70%	to	30.70%
PROFUND VP PHARMACEUTICALS PORTFOLIO
(Effective date 06/30/2003)
2011	0	*		$26.45	to		$26.45	$2		1.40%	to	1.40%	14.52%	to	14.52%
2010	0	*		$22.97	to		$22.97	$1		1.40%	to	1.40%	(0.95)%	to	(0.95)%
PROFUND VP PRECIOUS METALS PORTFOLIO
(Effective date 06/30/2003)
2011	0	*		$54.80	to		$54.80	$1		1.40%	to	1.40%	(20.33)%	to	(20.33)%
2010	0	*		$67.50	to		$67.50	$1		1.40%	to	1.40%	31.07%	to	31.07%
PROFUND VP REAL ESTATE PORTFOLIO
(Effective date 06/30/2003)
2011	0	*		$53.58	to		$53.58	$1		1.40%	to	1.40%	3.27%	to	3.27%
2010	0	*		$52.04	to		$52.04	$1		1.40%	to	1.40%	22.98%	to	22.98%
2009	0	*	$	N/A	to	$	N/A	$0	*	1.40%	to	1.40%	(69.82)%	to	(69.82)%
PROFUND VP ULTRA BULL PORTFOLIO
(Effective date 06/30/2003)
2011	599			$15.56	to		$15.56	$9,328		1.40%	to	1.40%	(6.15)%	to	(6.15)%
2010	200			$16.58	to		$16.58	$3,321		1.40%	to	1.40%	20.41%	to	20.41%
2009	0	*	$	N/A	to	$	N/A	$0	*	1.40%	to	1.40%	3.63%	to	3.63%
PROFUND VP ULTRA MID-CAP PORTFOLIO
2011	0	*		$10.47	to		$10.47	$1		1.40%	to	1.40%	(14.86)%	to	(14.86)%
2010	161			$12.38	to		$12.38	$1,994		1.40%	to	1.40%	48.62%	to	48.62%
2009	0	*		$8.33	to		$8.33	$0	*	1.40%	to	1.40%	62.38%	to	62.38%
2008	0	*		$5.13	to		$5.13	$0	*	1.40%	to	1.40%	(67.94)%	to	(67.94)%
2007	0	*		$16.00	to		$16.00	$1		1.40%	to	1.40%	4.44%	to	4.44%
PROFUND VP ULTRA NASDAQ-100 PORTFOLIO
(Effective date 06/30/2003)
2011	1,418			$3.76	to		$3.76	$5,331		1.40%	to	1.40%	(2.59)%	to	(2.59)%
2010	2,925			$3.86	to		$3.86	$11,294		1.40%	to	1.40%	33.10%	to	33.10%
PROFUND VP ULTRA SMALL-CAP PORTFOLIO
(Effective date 06/30/2003)
2011	33			$20.41	to		$20.41	$666		1.40%	to	1.40%	(19.96)%	to	(19.96)%
2010	78			$25.50	to		$25.50	$1,993		1.40%	to	1.40%	46.38%	to	46.38%
2009	0	*	$	N/A	to	$	N/A	$0	*	1.40%	to	1.40%	(20.63)%	to	(20.63)%

															(Continued)

VARIABLE ANNUITY-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

	At December 31						For the year or period ended December 31
INVESTMENT DIVISIONS	Units (000s)		Unit Fair Value			Net Assets (000s)	Expense Ratio lowest to highest			Total Return
			(a)		(b)					(a)		(b)
VAN ECK VIP EMERGING MARKETS FUND
2011	14		$22.54	to	$23.10	$317	1.25%	to	1.40%	(26.77)%	to	(26.64)%
2010	23		$30.09	to	$31.49	$712	1.25%	to	1.55%	24.91%	to	25.26%
2009	26		$24.09	to	$25.14	$652	1.25%	to	1.55%	109.84%	to	110.55%
2008	31		$11.48	to	$11.94	$368	1.25%	to	1.55%	(65.32)%	to	(65.22)%
2007	44		$33.10	to	$34.33	$1,477	1.25%	to	1.55%	35.49%	to	35.91%
VAN ECK VIP GLOBAL HARD ASSETS FUND
2011	12		$47.12	to	$48.73	$545	1.25%	to	1.40%	(17.61)%	to	(17.48)%
2010	16		$55.39	to	$59.05	$910	1.25%	to	1.55%	27.25%	to	27.62%
2009	16		$43.53	to	$46.27	$709	1.25%	to	1.55%	55.13%	to	55.58%
2008	28		$28.06	to	$29.74	$825	1.25%	to	1.55%	(46.97)%	to	(46.80)%
2007	29		$52.91	to	$55.90	$1,593	1.25%	to	1.55%	43.12%	to	43.55%
VAN ECK VIP MULTI MANAGER ALTERNATIVES FUND
2011	0	*	$10.18	to	$10.18	$2	1.40%	to	1.40%	(3.60)%	to	(3.60)%
2010	0	*	$10.44	to	$10.68	$2	1.25%	to	1.55%	3.37%	to	3.69%
2009	0	*	$10.10	to	$10.30	$2	1.25%	to	1.55%	12.10%	to	12.45%
2008	1		$9.01	to	$9.16	$11	1.25%	to	1.55%	(14.43)%	to	(14.23)%
2007	1		$10.53	to	$10.68	$12	1.25%	to	1.55%	2.43%	to	2.79%

* The Investment Division has units and/or assets that round to less than $1,000 or 1,000 units.
(a) The amounts in these columns are associated with the highest Expense Ratio.
(b) The amounts in these columns are associated with the lowest Expense Ratio.

												(Concluded)

PART C

OTHER INFORMATION

Item 24.	Financial Statements and Exhibits

(a)

Financial Statements

The consolidated balance sheets of Great-West Life & Annuity Insurance Company (“GWL&A”) and subsidiaries as of December 31, 2011 and 2010, and the related consolidated statements of income, stockholder’s equity and cash flows for each of the three years in the period ended December 31, 2011, and the statements of assets and liabilities of each of the investment divisions which comprise the Registrant as of December 31, 2011, and the related statements of operations and changes in net assets, and the financial highlights for each of the periods presented are filed herewith in the Statement of Additional Information.

(b)	Exhibits
(1)

Certified copy of resolution of Board of Directors of Depositor authorizing the establishment of Registrant (formerly Varifund Variable Annuity Account is incorporated by reference to Form N-4 Registration Statement filed October 1, 2009 (File No. 333-162272).

	(2)	Not applicable.

	(3)	Form of Underwriting Agreement between Depositor and GWFS Equities, Inc. is incorporated by reference to Registration Statement on Form N-4 filed on December 30, 2011 (File No. 333-176926).

(4)(a)

Form of the variable annuity contract is incorporated by reference to Registrant’s Post-Effective Amendment No. 1 to the Registration Statement on Form N-4 filed on March 26, 2012 (File No. 333-176926).

	(4)(b)	Form of Rider is incorporated by reference to Registrant’s Post-Effective Amendment No. 1 to the Registration Statement on Form N-4 filed on March 26, 2012 (File No. 333-176926).

	(4)(c)	Form of Endorsement is incorporated by reference to initial Registration Statement on Form N-4 filed on September 20, 2011 (File No. 333-176926).

	(4)(d)	Form of Amendment is incorporated by reference to Registrant’s Post-Effective Amendment No. 1 to the Registration Statement on Form N-4 filed on March 26, 2012 (File No. 333-176926).

	(5)	Form of applications is incorporated by reference to Registration Statement on Form N-4 filed on December 30, 2011 (File No. 333-176926).

(6)(a)

Articles of Incorporation of Depositor is incorporated by reference to Pre-Effective Amendment No. 2 to the Registration Statement filed by Variable Annuity-1 Series Account on Form N-4 filed on October 30, 1996 (File No. 811-07549).

(6)(b)

Bylaws of Depositor is incorporated by reference to Pre-Effective Amendment No. 2 to the Registration Statement filed by Variable Annuity-1 Series Account on Form N-4 filed on October 30, 1996 (File No. 811-07549); Amended Bylaws of Depositor are incorporated by reference to Post-Effective Amendment No. 38 to the Registration Statement filed by FutureFunds Series Account on Form N-4 on April 24, 2006 (File No. 811-03972).

(7)	Not Applicable.

(8)(a)

Participation Agreement with Alger American Fund is incorporated by reference to Pre-Effective Amendment No. 2 to the Registration Statement filed by Variable Annuity-1 Series Account on Form N-4, filed on October 30, 1996 (File No. 811-07549); amendments to Participation Agreement with Alger American Fund are incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement filed by Variable Annuity-1 Series Account on Form N-4, filed on April 24, 2001 (File No. 333-52956), Post-Effective Amendment No. 8 to the Registration Statement filed by Variable Annuity-1 Series Account on April 12, 2002 (File No. 333-01153), Post-Effective Amendment No. 10 to the Registration Statement filed by Variable Annuity-1 Series Account on May 29, 2003 (File No. 333-52956), and to Registrant’s Registration Statement on Form N-4 filed on December 30, 2011 (File No. 333-176926).

(8)(b)

Participation Agreement with American Century Variable Portfolios, Inc. (formerly TCI Portfolios Inc.) is incorporated by reference to Pre-Effective Amendment No. 2 to the Registration Statement filed by Variable Annuity-1 Series Account on Form N-4, filed October 30, 1996 (File No. 811-07549); Amendments to Participation Agreement with American Century Variable Portfolios are incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement filed by Variable Annuity-1 Series Account on Form N-4, filed April 24, 2001 (File No. 333-52956); Post-Effective Amendment No. 8 to the Registration Statement filed by Variable Annuity-1 Series Account on Form N-4, filed April 12, 2002 (File No. 333-01153); Post-Effective Amendment No. 10 to the Registration Statement filed by Variable Annuity-1 Series Account on Form N-4, filed May 29, 2003 (File No. 333-52956); Amendment to Fund Participation Agreement with American Century Variable Portfolios, Inc. is filed herewith.

(8)(c)

Participation Agreement with Columbia Funds Variable Insurance Trust is incorporated by reference to Post-Effective Amendment No. 21 to the Registration Statement filed by Variable Annuity-1 Series Account on Form N-4, filed April 16, 2010 (File No. 333-52956). Participation Agreement with Columbia Funds Variable Insurance Trust I is incorporated by reference to Post-Effective Amendment No. 21 to the Registration Statement filed by Variable Annuity-1 Series Account on Form N-4, filed April 16, 2010 (File No. 333-52956). Amendment to Fund Participation Agreement with Columbia Funds Variable Insurance Trust is filed herewith.

(8)(d)

Participation Agreement with Delaware Group Premium Fund (now known as Delaware VIP Trust) is incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement filed by Variable Annuity-1 Series Account on Form N-4, filed April 24, 2001 (File No. 333-52956); Amendments to Participation Agreement with Delaware VIP Trust are incorporated by reference to Post-Effective Amendment No. 10 to the Registration Statement filed by Variable Annuity-1 Series Account on Form N-4, filed May 29, 2003 (File No. 333-52956); Post-Effective Amendment No. 16 on Form N-4 filed on April 29, 2005 (File No. 333-52956); and Registrant’s Registration Statement on Form N-4 filed on December 30, 2011 (File No. 333-176926).

(8)(e)	Participation Agreement with Dreyfus Variable Investment Fund, is incorporated by reference to Post-Effective Amendment No. 9 to the

Registration Statement filed by Variable Annuity-1 Series Account on Form N-4, filed April 18, 2003 (File No. 333-01153); Amendments to Participation Agreement with Dreyfus Corporation are incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement filed by Variable Annuity-1 Series Account on Form N-4, filed April 24, 2001 (File No. 333-52956), and Post-Effective Amendment No. 10 to the Registration Statement filed by Variable Annuity-1 Series Account on Form N-4, filed May 29, 2003 (File No. 333-52956). Amendment to Participation Agreement with Dreyfus Variable Investment Fund is filed herewith.

(8)(f)

Form of Participation Agreement with DWS Variable Series (formerly Scudder Variable Series I), is incorporated by reference to Variable Annuity-1 Series’ Post-Effective Amendment No. 3 on Form N-4, filed on April 16, 2002 (File No. 333-52956); amendment to Participation Agreement with Scudder Variable Life Investment Fund is incorporated by reference to Variable Annuity-1 Series’ Pre-Effective Amendment No. 1 on Form N-4, filed on April 25, 2001 (File No. 333-52956). Form of amendment to Participation Agreement with DWS Variable Series I and DWS Variable Series II are incorporated by reference to Variable Annuity-1 Series’ Post-Effective Amendment No. 16, filed on April 28, 2005 (File No. 333-52956). Amendments to Participation Agreements with DWS Variable Series I and DWS Variable Series II are filed herewith.

(8)(g)

Form of Participation Agreement with AIM Variable Insurance Fund, now, Invesco Variable Insurance Fund, is incorporated by reference to Post Effective Amendment No. 19 to the Registration Statement filed by Variable Annuity-1 Series Account on Form N-4 filed on April 25, 2008 (File No. 333-52956).

(8)(h)

Form of Participation Agreement with Van Kampen Life Insurance Trust is incorporated by reference to Post-Effective Amendment No. 18 to the Registration Statement filed by Variable Annuity-1 Series Account on Form N-4 filed on April 27, 2007 (File No. 333-52956).

(8)(i)

Participation Agreement with Janus Aspen Series is incorporated by reference to Pre-Effective Amendment No. 2 to the Registration Statement filed by Variable Annuity-1 Series Account on Form N-4, filed October 30, 1996 (File No. 811-07549); amendments to Participation Agreement with Janus Aspen Series are incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement filed by Variable Annuity-1 Series Account on Form N-4, filed April 24, 2001 (File No. 333-52956), Post-Effective Amendment No. 3 to the Registration Statement filed by Variable Annuity-1 Series Account on Form N-4, filed April 16, 2002 (File No. 333-52956) and Post-Effective Amendment No. 10 to the Registration Statement filed by Variable Annuity-1 Series Account on Form N-4, filed May 29, 2003 (File No. 333-52956), and to Registrant’s Registration Statement on Form N-4 filed on December 30, 2011 (File No. 333-176926).

(8)(j)

Participation Agreement with Lazard Retirement Series is incorporated by reference to Post-Effective Amendment No. 21 to the Registration Statement filed by Variable Annuity-1 Series Account on Form N-4, filed April 16, 2010 (File No. 333-52956). Amendment to Participation Agreement is incorporated by reference to Registration Statement on Form N-4 filed on December 30, 2011 (File No. 333-176926).

(8)(k)

Form of Fund Participation Agreement between Registrant and Maxim Series Fund is incorporated by reference to Registrant’s Registration Statement on Form N-4 filed on December 30, 2011 (File No. 333-176926).

(8)(l)

Form of Participation Agreement with Neuberger Berman Advisers Management Trust is incorporated by reference to Post-Effective Amendment No. 17 to the Registration Statement filed by Variable Annuity-1 Series Account on Form N-4 filed on April 26, 2006 (File No. 333-52956). Amendment to Participation Agreement is incorporated by reference to Registrant’s Registration Statement on Form N-4 filed on December 30, 2011 (File No. 333-176926).

(8)(m)

Participation Agreement with PIMCO Variable Insurance Trust; and amendments to Participation Agreements with PIMCO are incorporated by reference to Post-Effective Amendment No. 10 to the Registration Statement filed by Variable Annuity-1 Series Account on Form N-4, filed May 29, 2003 (File No. 333-52956); Form of amendment to Participation Agreements with PIMCO is incorporated by reference to Post-Effective Amendment No. 16 to the Registration Statement filed by Variable Annuity-1 Series Account on Form N-4 filed on April 29, 2005 (File No. 333-52956). Amendment to Participation Agreement is incorporated by reference to Registrant’s Registration Statement on Form N-4 filed on December 30, 2011 (File No. 333-176926).

(8)(n)

Form of Participation Agreement with Putnam Variable Trust and amendments thereto are incorporated by reference to Registrant’s Registration Statement on Form N-4 filed on December 30, 2011 (File No. 333-176926).

(8)(o)

Participation Agreement with T. Rowe Price Equity Series, Inc., T. Rowe Price Fixed Income Series, Inc., T. Rowe Price International Series, Inc., T. Rowe Price Investment Services, Inc. and amendments thereto are filed herewith.

(8)(p)	Participation Agreement with The Universal Institutional Funds, Inc. and amendment thereto are filed herewith.

(8)(q)

Participation Agreement with Variable Annuity-1 Series Account and Van Eck Worldwide Insurance Trust is incorporated by reference to Pre-Effective Amendment No. 2 to the Registration Statement filed by Variable Annuity-1 Series Account on Form N-4, filed October 30, 1996 (File No. 811-07549). Amendment to Participation Agreement between Variable Annuity-1 Series Account and Van Eck Worldwide Insurance Trust is incorporated by reference to Post-Effective Amendment No. 21 to the Registration Statement filed by Variable Annuity-1 Series Account on Form N-4, filed April 16, 2010 (File No. 333-52956). Amendment to Fund Participation Agreement with Van Eck VIP Trust (f/k/a Van Eck Worldwide Insurance Trust) is filed herewith.

(8)(r)

Form of Rule 22c-2 Shareholder Information Agreement is incorporated by reference to Post-Effective Amendment No. 18 to the Registration Statement filed by Variable Annuity-1 Series Account on Form N-4 filed on April 27, 2007 (File No. 333-52956).

(9)	Opinion of counsel and consent is incorporated by reference to Registrant’s Registration Statement on Form N-4 filed on December 30, 2011 (File No. 333-176926).

(10)(a)	Written Consent of Jorden Burt LLP is filed herewith.

(10)(b)	Written Consent of Deloitte & Touche LLP is filed herewith.

(11)	Not Applicable.

(12)	Not Applicable.

(13)

Powers of Attorney for Messrs. J. Balog, J. Bernbach, A. Desmarais, P. Desmarais, Jr., A. Louvel, J.E.A. Nickerson, R.J. Orr, M. Plessis-Bélair, H. Rousseau, R. Royer, P. Ryan, T. Ryan and B. Walsh are incorporated by reference to Registrant’s Registration Statement on Form N-4 filed on September 20, 2011 (File No. 333-176926).

Item 25.	Directors and Officers of the Depositor

Name	Principal Business Address	Positions and Offices with Depositor

R.L. McFeetors	(1)	Chairman of the Board

J. Balog	785 St. Anne’s Lane Vero Beach, Florida 32967	Director

J.L. Bernbach	32 East 57th Street, 10th Floor New York, NY 10022	Director

A. Desmarais	(4)	Director

P. Desmarais, Jr.	(4)	Director

M.T.G. Graye	(2)	Director, President and Chief Executive Officer

A. Louvel	930 Fifth Avenue, Apt. 17D New York, NY 10021	Director

J.E.A. Nickerson	H.B. Nickerson & Sons Limited P.O. Box 130 North Sydney, Nova Scotia, Canada B2A 3M2	Director

R.J. Orr	(4)	Director

M. Plessis-Bélair	(4)	Director

H.P. Rousseau	(4)	Director

R. Royer	(4)	Director

P.K. Ryan	(4)	Director

T.T. Ryan, Jr.	SIFMA 120 Broadway, 35th Floor New York, NY 10271-0080	Director

B.E. Walsh	Saguenay Capital, LLC The Centre at Purchase Two Manhattanville Road, Suite 403 Purchase, NY 10577	Director

S.M. Corbett	(2)	Executive Vice President and Chief Investment Officer

R.K. Shaw	(2)	Executive Vice President, Individual Markets

C.P. Nelson	(2)	President, Great-West Retirement Services

C.H. Cumming	(2)	Senior Vice President, Defined Contribution Markets

J. Van Harmelen	(2)	Senior Vice President and Controller

G.R. Derback	(2)	Senior Vice President, Finance

M.R. Edwards	(2)	Senior Vice President, FASCore Operations

E.P. Friesen	(2)	Senior Vice President, Investments

R.J. Laeyendecker	(2)	Senior Vice President, Executive Benefits Markets

G.R. McDonald	(2)	Senior Vice President, Corporate Resources

S.A. Miller	(3)	Senior Vice President and Chief Information Officer

G.E. Seller	18111 Von Karman Avenue, #560 Irvine, CA 92612	Senior Vice President, Government Markets

R.G. Schultz	(3)	Senior Vice President, General Counsel and Secretary

C.S. Toucher	(2)	Senior Vice President, Investments

(1)	100 Osborne Street North, Winnipeg, Manitoba, Canada R3C 3A5.
(2)	8515 East Orchard Road, Greenwood Village, Colorado 80111.
(3)	8525 East Orchard Road, Greenwood Village, Colorado 80111.
(4)	Power Financial Corporation, 751 Victoria Square, Montreal, Quebec, Canada H2Y 2J3.

Item 26. Persons controlled by or under common control with the Depositor or Registrant as of 12/31/2011

The Registrant is a separate account of Great-West Life & Annuity Insurance Company, a stock life insurance company incorporated under the laws of the State of Colorado (“Depositor”). The Depositor is an indirect subsidiary of Power Corporation of Canada. An organizational chart for Power Corporation of Canada is set forth below.

(State/Country of Organization) - Nature of Business

I.	OWNERSHIP OF POWER CORPORATION OF CANADA

The following sets out the ownership, based on votes attached to the outstanding voting shares, of Power Corporation of Canada:

Paul G. Desmarais

99.999% - Pansolo Holding Inc.

 100% - 3876357 Canada Inc.

 100% - 3439496 Canada Inc.

 100% - Capucines Investments Corporation

   32% - Nordex Inc. (68% also owned directly by Paul G. Desmarais)

    94.9% - Gelco Enterprises Ltd. (5.1% also owned directly by Paul G. Desmarais)

  53.62% - Power Corporation of Canada

The total voting rights of Power Corporation of Canada (PCC) controlled directly and indirectly by Mr. Paul G. Desmarais is as follows. There are issued and outstanding as of December 31, 2011 411,042,894 Subordinate Voting Shares (SVS) of PCC carrying one vote per share and 48,854,772 Participating Preferred Shares (PPS) carrying 10 votes per share; hence the total voting rights are 899,590,614.

Pansolo Holding Inc. owns directly 15,216,033 SVS and 367,692 PPS, entitling Pansolo Holding Inc. directly to an aggregate percentage of voting rights of 18,892,953 or 2.1 % of the total voting rights attached to the shares of PCC. Pansolo Holding Inc. wholly owns 3876357 Canada Inc., 3439496 Canada Inc. and Capucines Investments Corporation which respectively own 40,686,080 SVS, 3,236,279 SVS, 3,125,000 SVS of PCC, representing respectively 4.52%, 0.36%, 0.35 % of the aggregate voting rights of PCC.

Gelco Entreprises Ltd owns directly 48,235,700 PPS, representing 53.62% of the aggregate voting rights of PCC (PPS (10 votes) and SVS (1 vote)). Hence, the total voting rights of PCC under the direct and indirect control of Mr. Paul G. Desmarais is approximately 60.95%; note that this is not the equity percentage.

Mr. Paul G. Desmarais also owns personally 1,561,750 SVS of PCC.

II.	OWNERSHIP BY POWER CORPORATION OF CANADA

Power Corporation of Canada has a 10% or greater voting interest in the following entities:

A.	Great-West Life & Annuity Insurance Company Group of Companies (U.S. insurance)

Power Corporation of Canada

    100.0% - 171263 Canada Inc.

66.06% - Power Financial Corporation

  68.24% - Great-West Lifeco Inc.

    100.0% - Great-West Financial (Canada) Inc.

        100.0% - Great-West Financial (Nova Scotia) Co.

          100.0% - Great-West Lifeco U.S. Inc.

            100.0% - GWL&A Financial Inc.

  60.0% - Great-West Life & Annuity Insurance Capital (Nova Scotia) Co.

2

  60.0% - Great-West Life & Annuity Insurance Capital (Nova Scotia) Co. II

  60.0% - Great-West Life & Annuity Insurance Capital, LLC

  60.0% - Great-West Life & Annuity Insurance Capital, LLC II

  100.0% - Great-West Life & Annuity Insurance Company

          100.0% - First Great-West Life & Annuity Insurance Company

          100.0% - Advised Assets Group, LLC

          100.0% - GWFS Equities, Inc.

          100.0% - Great-West Life & Annuity Insurance Company of South Carolina

          100.0% - Emjay Corporation

          100.0% - FASCore, LLC

            50.0% - Westkin Properties Ltd.

            59.92% - Maxim Series Fund, Inc.

          100.0% - GW Capital Management, LLC

          100.0% - Orchard Trust Company, LLC

          100.0% - Lottery Receivables Company One LLC

          100.0% - LR Company II, L.L.C.

          100.0% - Singer Collateral Trust IV

          100.0% - Singer Collateral Trust V

          43.87% - 2001 Books Holdings, LLC

3

B.	Putnam Investments Group of Companies (Mutual Funds)

Power Corporation of Canada

     100.0% - 171263 Canada Inc.

         66.06% - Power Financial Corporation

           68.24% - Great-West Lifeco Inc.

     100.0% - Great-West Financial (Canada) Inc.

         100.0% - Great-West Financial (Nova Scotia) Co.

           100% - Great-West Lifeco U.S. Inc.

             100% - Putnam Investments, LLC

           100.0% - Putnam Acquisition Financing Inc.

             100.0% - Putnam Acquisition Financing LLC

               100.0% - Putnam U.S. Holdings, LLC

        100.0% - The Putnam Advisory Company, LLC

        100.0% - Putnam Investment Management, LLC

        100.0% - Putnam Fiduciary Trust Company (NH)

        100.0% - Putnam Investor Services, Inc.

        100.0% - Putnam U.S. Holdings I, LLC

              100.0% - Putnam Retail Management GP, Inc.

               99.0% - Putnam Retail Management Limited Partnership (1% owned by Putnam Retail

                              Management GP, Inc.)

               80.0% - PanAgora Asset Management, Inc.

               100.0% - Putnam GP Inc.

               99.0% - TH Lee Putnam Equity Managers LP (1% owned by Putnam GP Inc.)

               100.0% - Putnam Investment Holdings, LLC

                    100.0% - Savings Investments, LLC

                    100.0% - Putnam Aviation Holdings, LLC

                    100.0% - Putnam Capital, LLC

             80.0% - TH Lee Putnam Capital Management, LLC

             100.0% - Putnam International Holdings LLC

            100.0% - Putnam Investments Inc. (Canada)

            100.0% - Putnam Investments (Ireland) Limited

            100.0% - Putnam Investments Australia Pty Limited

            100.0% - Putnam Investments Securities Co., Ltd. (Japan)

            100.0% - Putnam International Distributors, Ltd. (Cayman)

            100.0% - Putnam Investments Argentina S.A.

            100.0% - Putnam Investments Limited (U.K.)

4

C.	The Great-West Life Assurance Company Group of Companies (Canadian insurance)

Power Corporation of Canada

100.0% - 171263 Canada Inc.

  66.06% - Power Financial Corporation

  68.24% - Great-West Lifeco Inc.

100.0% - 2142540 Ontario Inc.

100.0% - Great-West Lifeco Finance (Delaware) LP

100.0% - Great-West Lifeco Finance (Delaware) LLC

100.0% - 2023308 Ontario Inc.

100.0% - Great-West Life & Annuity Insurance Capital, LP

40.0% - Great-West Life & Annuity Insurance Capital (Nova Scotia) Co.

40.0% - Great-West Life & Annuity Insurance Capital, LLC

100.0% - Great-West Life & Annuity Insurance Capital, LP II

40.0% - Great-West Life & Annuity Insurance Capital (Nova Scotia) Co. II

40.0% - Great-West Life & Annuity Insurance Capital, LLC II

100.0% - 2171866 Ontario Inc

100.0% - Great-West Lifeco Finance (Delaware) LP II

100.0% - Great-West Lifeco Finance (Delaware) LLC II

100.0% - 2023310 Ontario Inc.

100.0% - 2023311 Ontario Inc.

100.0% - 6109756 Canada Inc.

100.0% - 6922023 Canada Inc.

100.0% - The Great-West Life Assurance Company

  71.4% - GWL THL Private Equity I Inc. (28.6% owned by The Canada Life Assurance Company)

 100.0% - GWL THL Private Equity II Inc.

 100.0% - Great-West Investors Holdco Inc.

 100.0% - Great-West Investors LLC

 100.0% - Great-West Investors LP Inc.

  100.0% - Great-West Investors GP Inc.

 100.0% - Great-West Investors LP

100.0% - T.H. Lee Interests

100.0% - GWL Realty Advisors Inc.

 100.0% - GWL Realty Advisors U.S., Inc.

 100.0% - RA Real Estate Inc.

 0.1% RMA Real Estate LP

 100.0% - Vertica Resident Services Inc.

 100.0% - 2278372 Ontario Inc. (0.0001% interest in NF Real Estate Limited Partnership)

100.0% - GLC Asset Management Group Ltd.

100.0% - 801611 Ontario Limited

100.0% - 118050 Canada Inc.

100.0% - 1213763 Ontario Inc.

 99.9% - Riverside II Limited Partnership

5

  70.0% - Kings Cross Shopping Centre Ltd.

100.0% - 681348 Alberta Ltd.

100.0% - The Owner: Condominium Plan No 8510578

  50.0% - 3352200 Canada Inc.

100.0% - 1420731 Ontario Limited

100.0% - 1455250 Ontario Limited

100.0% - CGWLL Inc.

  65.0% - The Walmer Road Limited Partnership

  50.0% - Laurier House Apartments Limited

100.0% - 2024071 Ontario Limited

100.0% - 431687 Ontario Limited

 0.1% - Riverside II Limited Partnership

100.0% - High Park Bayview Inc.

  75.0% - High Park Bayview Limited Partnership

  5.6% - MAM Holdings Inc. (94.4% owned by The Canada Life Insurance Company of Canada)

100.0% - 647679 B.C. Ltd.

100.0% - Red Mile Acquisitions Inc.

  70.0% - TGS North American Real Estate Investment Trust

 100.0% - TGS Trust

  70.0% - RMA Investment Company (Formerly TGS Investment Company)

 100.0% - RMA Property Management Ltd. (Formerly TGS REIT Property Management Ltd.)

 100.0% - RMA Property Management 2004 Ltd. (Formerly TGS REIT Property Management 2004

               Ltd.)

 100.0% - RMA Realty Holdings Corporation Ltd. (Formerly TGS Realty Holdings Corporation Ltd.)

 100.0% - RMA (U.S.) Realty LLC (Delaware) [(special shares held by each of 1218023

               Alberta Ltd. (50%) and 1214931 Alberta Ltd. (50%)]

     100.0% - RMA American Realty Corp.

1% - RMA American Realty Limited Partnership [(99% owned by RMA (U.S.)

        Realty LLC (Delaware)]

          99.0% - RMA American Realty Limited Partnership (1% owned by RMA American

                      Realty Corp.)

100.0% - 1218023 Alberta Ltd.

  50% - special shares in RMA (U.S.) Realty LLC (Delaware)

100.0% - 1214931 Alberta Ltd.

  50% - special shares in RMA (U.S.) Realty LLC (Delaware)

  70.0% - RMA Real Estate LP

 100.0% - RMA Properties Ltd. (Formerly TGS REIT Properties Ltd.)

 100.0% - S-8025 Holdings Ltd.

 100.0% - RMA Properties (Riverside) Ltd. (Formerly TGS REIT Properties (Riverside) Ltd.

  70.0% - KS Village (Millstream) Inc.

  70.0% - 0726861 B.C. Ltd.

  70.0% - Trop Beau Developments Limited

  70.0% - Kelowna Central Park Properties Ltd.

  70.0% - Kelowna Central Park Phase II Properties Ltd.

  40.0% - PVS Preferred Vision Services

100.0% - London Insurance Group Inc.

 100.0% - Trivest Insurance Network Limited

6

 100.0% - London Life Insurance Company

  100.00% - 1542775 Alberta Ltd.

  100.0% - 0813212 B.C. Ltd.

    30.0% - Kings Cross Shopping Centre Ltd.

    30.0% - 0726861 B.C. Ltd.

    30.0% - TGS North American Real Estate Investment Trust

  100.0% - TGS Trust

    30.0% - RMA Investment Company (Formerly TGS Investment Company)

  100.0% - RMA Property Management Ltd. (Formerly TGS REIT Property

                 Management Ltd.)

  100.0% - RMA Property Management 2004 Ltd. (Formerly TGS REIT Property

                 Management 2004 Ltd.)

  100.0% - RMA Realty Holdings Corporation Ltd. (Formerly TGS Realty Holdings

                 Corporation Ltd.)

  100.0% - RMA (U.S.) Realty LLC (Delaware) [(special shares held by each of 1218023 Alberta Ltd. (50%) and 1214931

                Alberta Ltd. 50%)]

   100.0% - RMA American Realty Corp.

      1% - RMA American Realty Limited Partnership [(99%

               owned by RMA (U.S.) Realty LLC (Delaware)]

   99.0% - RMA American Realty Limited Partnership (1% owned

                 by RMA American Realty Corp.)

  100.0% - 1218023 Alberta Ltd.

  50% - special shares in RMA (U.S.) Realty LLC (Delaware)

  100.0% - 1214931 Alberta Ltd.

  50% - special shares in RMA (U.S.) Realty LLC (Delaware)

  30.0% - RMA Real Estate LP

 100.0% - RMA Properties Ltd. (Formerly TGS REIT Properties Ltd.)

 100.0% - S-8025 Holdings Ltd.

 100.0% - RMA Properties (Riverside) Ltd. (Formerly TGS REIT Properties

  (Riverside) Ltd.

100.0% - 1319399 Ontario Inc.

100.0% - 3853071 Canada Limited

  50.0% - Laurier House Apartments Limited

  30.0% - Kelowna Central Park Properties Ltd.

  30.0% - Kelowna Central Park Phase II Properties Ltd.

  30.0% - Trop Beau Developments Limited

100.0% - 4298098 Canada Inc.

100.0% - GWLC Holdings Inc.

100% - GLC Reinsurance Corporation

100.0% - 389288 B.C. Ltd.

100.0% - Quadrus Investment Services Ltd.

 35.0% - The Walmer Road Limited Partnership

 100.0% - 177545 Canada Limited

 100.0% - Lonlife Financial Services Limited

 88.0% - Neighborhood Dental Services Ltd.

100.0% - Quadrus Distribution Services Ltd.

100.0% - Toronto College Park Ltd.

   25.0% - High Park Bayview Limited Partnership

30.0% - KS Village (Millstream) Inc.

100.0% - London Life Financial Corporation

7

89.4% - London Reinsurance Group, Inc. (10.6% owned by London Life Insurance

 Company)

100.0% - London Life & General Reinsurance Co. Ltd. (1 share held by

                London Life & Casualty Reinsurance Corporation and 20,099,999

                shares held by London Reinsurance Group Inc.)

100.0% - London Life & Casualty Reinsurance Corporation

  100.0% - Trabaja Reinsurance Company Ltd.

  100.0% - London Life and Casualty (Barbados) Corporation

100.0% - LRG (US), Inc.

  100.0% - London Life International Reinsurance Corporation

  100.0% - London Life Reinsurance Company

  15.2% - Books Holdings, LLC (43.87% owned by GWL&A and 2.4% owned by The Canada Life Assurance

        Company)

100.0% - Canada Life Financial Corporation

100.0% - The Canada Life Assurance Company

  100.0% - Canada Life Brasil LTDA

  100.0% - Canada Life Capital Corporation, Inc.

  100.0% - Canada Life International Holdings, Limited

  100.0% - Canada Life International Services Limited

  100.0% - Canada Life International, Limited

  100.0% - CLI Institutional Limited

  100.0% - Canada Life Irish Holding Company, Limited

  100.0% - Lifescape Limited

  100.0% - Setanta Asset Management Limited

  100.0% - Canada Life Group Services Limited

  100.0% - Canada Life Europe Investment Limited

  78.67% - Canada Life Assurance Europe Limited

  100.0% - Canada Life Europe Management Services, Limited

  21.33% - Canada Life Assurance Europe Limited

  100.0% - Canada Life Assurance (Ireland), Limited

  100.0% - F.S.D. Investments, Limited

  100.0% - Canada Life International Re, Limited

  100.0% - Canada Life Reinsurance International, Ltd.

  100.0% - Canada Life Reinsurance, Ltd.

  100.0% - The Canada Life Group (U.K.), Limited

  100.0% - Canada Life Pension Managers & Trustees, Limited

  100.0% - Canada Life Asset Management Limited

  100.0% - Canada Life European Real Estate Limited

  100% - Hotel Operations (Walsall) Limited

  100.0% - Canada Life Trustee Services (U.K.), Limited

  100.0% - CLFIS (U.K.), Limited

  100.0% - Canada Life, Limited

  100.0% - Canada Life (U.K.), Limited

  100.0% - Albany Life Assurance Company, Limited

  100.0% - Canada Life Management (U.K.), Limited

  100.0% - Canada Life Services (U.K.), Limited

  100.0% - Canada Life Fund Managers (U.K.), Limited

8

     100.0% - Canada Life Group Services (U.K.), Limited

     100.0% - Canada Life Holdings (U.K.), Limited

100.0% - Canada Life Irish Operations, Limited

     100.0% - Canada Life Ireland Holdings, Limited.

100.0% - 4073649 Canada, Inc. (1 common share owned by 587443 Ontario, Inc.)

     100.0% - Canada Life Finance (U.K.), Limited

     100.0% - CLH International Capital Management Hungary, Limited Liability Company

100.0% - The Canada Life Insurance Company of Canada

  94.4% - MAM Holdings Inc. (5.6% owned by GWL)

      100.0% - Mountain Asset Management LLC

100.0% - CL Capital Management (Canada), Inc.

100.0% - GRS Securities, Inc.

100.0% - 587443 Ontario, Inc.

100.0% - Canada Life Mortgage Services, Ltd.

100.0% - Adason Properties, Limited

100.0% - Adason Realty, Ltd.

100.0% - Crown Life Insurance Company

    2.4% - Books Holdings, LLC (43.87% owned by GWL&A and 15.2% owned by The Great-West Life Assurance Company)

D.	IGM Financial Inc. Group of Companies (Canadian mutual funds)

Power Corporation of Canada

100.0% - 171263 Canada Inc.

66.06% - Power Financial Corporation

  57.64% - IGM Financial Inc.

  100.0% - Investors Group Inc.

100.0% - Investors Group Financial Services Inc.

100.0% - I.G. International Management Limited

    100.0% - I.G. Investment Management (Hong Kong) Limited

100.0% - Investors Group Trust Co. Ltd.

    100.0% - 391102 B.C. Ltd.

100.0% - I.G. Insurance Services Inc.

100.0% - Investors Syndicate Limited

100.0% - Investors Group Securities Inc.

100.0% - I.G. Investment Management, Ltd.

  100% - Investors Group Corporate Class Inc.

  100.0% - Investors Syndicate Property Corp.

  19.63% - I.G. (Rockies) Corp.

100.0% - I.G. Investment Corp.

80.37% - I.G. (Rockies) Corp. (19.63% owned by I.G. Investment Management, Ltd.)

100.0% 4400020 Canada Inc. (Dissolution pending)

  100.0% - Mackenzie Inc.

9

100.0% - Mackenzie Financial Corporation

  100.0% - Mackenzie Financial Charitable Foundation

  25.0% - Strategic Charitable Giving Foundation

  100.0% - Execuhold Investment Limited

  100.0% - Winfund Software Corp.

  100.0% - Anacle I Corporation

  100.0% - Mackenzie M.E.F. Management Inc.

  100.0% - Canterbury Common Inc.

  100.0% - Mackenzie Cundill Investment Management (Bermuda) Ltd.

  100.0% - Mackenzie Financial Capital Corporation

  100.0% - Multi-Class Investment Corp.

  100.0% - MSP 2009 GP Inc.

  100.0% - MSP 2010 GP Inc.

  100.0% - MMLP GP Inc.

93.90%	- Investment Planning Counsel Inc.

  100.0% - IPC Investment Corporation

  100.0% - 9132-2115 Quebec Inc.

  100.0% - IPC Save Inc.

  100.0% - IPC Estate Services Inc.

  100.0% - IPC Securities Corporation

  89.36% - IPC Portfolio Services Inc. (and 10.64% owned by advisors of IPC Portfolio                                     Services Inc.)

            100.0% - Counsel Portfolio Services Inc.

10

E.	Pargesa Holding SA Group of Companies (European investments)

Power Corporation of Canada

    100.0% - 171263 Canada Inc.

       66.06% - Power Financial Corporation

   100.0% - Power Financial Europe B.V.

50.0%	- Parjointco N.V.
76.0%	- Pargesa Holding SA (56.5% capital)

     100.0% - Pargesa Netherlands B.V.

     52.0% - Groupe Bruxelles Lambert (50.0% capital)

        Capital

        6.9% - Suez Environment Company (1)

      21.0% - Lafarge (2)

        9.8% - Pernod Ricard (1)

        0.2% - Iberdrola (1)

      10.0% - Arkema (1)

    100.0% - Belgian Securities B.V.

      Capital

57.0% - Imerys (1)

      100.0% - Brussels Securities

      Capital

100.0% - Sagerpar

3.8% - Groupe Bruxelles Lambert

100.0% - GBL Overseas Finance N.V.

    100.0% - GBL Treasury Center

      Capital

     100.0% - GBL Energy S.á.r.l.

     Capital

4.0% - Total (1)

100.0% - GBL Verwaltung GmbH

100.0% - Immobilière Rue de Namur S.á.r.l.

    100.0% - GBL Verwaltung S.à.r.l.

      Capital

100.0% - GBL Investments Limited

100.0% - GBL R

5.2% - GDF SUEZ (1)

    43.0% - ECP 1

    42.4% - ECP 2

    100.0% - ECP3

      100.0% - Pargesa Compagnie S.A.

      100.0% - Pargesa Netherlands B.V.

      100.0% - SFPG

11

(1) Based on Company’s published capital as of December 31, 2011

(2) Based on Company’s published capital as of November 30, 2011

F.	Square Victoria Communications Group Inc. Group of Companies (Canadian communications)

Power Corporation of Canada

100.0% - Square Victoria Communications Group Inc.

  100.0% - Gesca Ltée

100.0% - La Presse, ltée

100.0% 7991347 Canada inc.

100.0% - Gesca Ventes Média Ltée

100.0% - Gesca Numérique Ltée

100.0% - 3855082 Canada Inc.

100.0% - Cyberpresse inc.

100.0% - 6645119 Canada Inc.

100.0% - Les Éditions La Presse II Inc.

100.0% - 3819787 Canada Inc.

100.0% - 3834310 Canada Inc.

20.0% - 3859282 Canada Inc.

100.0% - Square Victoria Digital Properties inc.

100.0% - 4400046 Canada Inc.

68.96% - 9059-2114 Québec Inc.

83.3 % VR Estates Inc.

97.74% - DuProprio Inc.

16.7% - VR Estates Inc.

100% - 0757075 B.C. Ltd.

0.1% - Lower Mainland Comfree LP

99.9% - Lower Mainland Comfree LP

100% - Comfree Commission Free Realty Inc.

100% - CF Real Estate First Inc.

100% - CF Real Estate Max Inc.

100% - CF Real Estate Ontario Inc.

100% - CF Real Estate Maritimes Inc.

100% - DP Immobilier Québec Inc.

100.0% - Les Productions La Presse Télé Ltée

100.0% - La Presse Télé Ltée

100.0% - La Presse Télé II Ltée

100.0% - La Presse Télé III Ltée

100.0% - Les Éditions Gesca Ltée

100.0% - Groupe Espaces Inc.

100.0% - Les Éditions La Presse Ltée

100.0% - (W.illi.am) 6657443 Canada Inc.

100.0% - 7787146 Canada Inc. (lerenard.ca)

12

3.81% - Acquisio Inc.

50.0% - Workopolis Canada

25.0% - Olive Média

100.0% - Attitude Digitale Inc.

100.0% - Square Victoria C.P. Holding Inc.

33.3% - Canadian Press Enterprises Inc.

100.0% - Broadcast News Limited

100.0% - Press News Limited

100.0% - Pagemasters North America Inc.

100.0% - 7575343 Canada Inc.

G.	Power Corporation (International) Limited Group of Companies (Asian investments)

Power Corporation of Canada

100.0% - Power Corporation (International) Limited

99.9% - Power Pacific Corporation Limited

25.0% - Barrick Power Gold Corporation of China Limited

100.0% - Power Pacific Mauritius Limited

7.88% - Vimicro International Corporation

0.1% - Power Pacific Equities Limited

99.9% - Power Pacific Equities Limited

4.3% - CITIC Pacific Limited

5.8% - Yaolan Limited

100.0% - Power Communications Inc.

0.1% - Power Pacific Corporation Limited

H.	Other PCC Companies

Power Corporation of Canada

100.0% - 152245 Canada Inc.

100.0% - Power Tek, LLC

100% - 3540529 Canada Inc.

100.0% - Gelprim Inc.

100.0% - 3121011 Canada Inc.

100.0% - 171263 Canada Inc.

100.0% - Victoria Square Ventures Inc.

13.76% - Bellus Health Inc.

31.1% Potentia Solar Inc.

25% Les Remparts de Québec

100.0% - Power Communications Inc.

100.0% - Brazeau River Resources Investments Inc.

13

 100.0% - Communications BP S.A.R.L

100.0% - PCC Industrial (1993) Corporation

100.0% - Power Corporation International

100.0% - 3249531 Canada Inc.

 100% - Sagard Capital Partners GP, Inc.

100.0% - Sagard Capital Partners, L.P.

100.0% - Power Corporation of Canada Inc.

100.0% - Square Victoria Real Estate Inc.

100.0% - PL S.A.

100.0% - 4190297 Canada Inc.

 100% Sagard Capital Partners Management Corp.

  100.0% - Sagard S.A.S.

100.0% - Marquette Communications (1997) Corporation

    3.6% - Mitel Networks Corporation

100.0% - 4507037 Canada Inc.

100.0% - 4524781 Canada Inc.

100.0% - 4524799 Canada Inc.

100.0% - 4524802 Canada Inc.

I.	Other PFC Companies

Power Financial Corporation

100.0% - 4400003 Canada Inc.

100.0% - 3411893 Canada Inc.

100.0% - 3439453 Canada Inc.

100.0% - 4400020 Canada Inc.

100.0% - 4507045 Canada Inc.

100.0% - 4507088 Canada Inc.

100.0% - Power Financial Capital Corporation

100.0% - 7973594 Canada Inc.

100.0% - 7973683 Canada Inc.

100.0% - 7974019 Canada Inc.

Item 27.	Number of Contract Owners

As of the date this Post-Effective Amendment No. 2 was filed, there are no owners of Contracts offered by means of the prospectus contained herein. The Depositor, through the Registrant, issues other contracts by means of other prospectuses, which contracts are no longer for sale.

Item 28.	Indemnification

Provisions exist under the Colorado Business Corporation Act and the Bylaws of GWL&A whereby GWL&A may indemnify a director, officer, or controlling person of GWL&A against liabilities arising under the Securities Act of 1933. The following excerpts contain the substance of these provisions:

Colorado Business Corporation Act

Article 109 - INDEMNIFICATION

Section 7-109-101. Definitions.

As used in this Article:

(1) “Corporation” includes any domestic or foreign entity that is a predecessor of the corporation by reason of a merger, consolidation, or other transaction in which the predecessor’s existence ceased upon consummation of the transaction.

(2) “Director” means an individual who is or was a director of a corporation or an individual who, while a director of a corporation, is or was serving at the corporation’s request as a director, an officer, an agent, an associate, an employee, a fiduciary, a manager, a member, a partner, a promoter, or a trustee of, or to hold any similar position with, another domestic or foreign entity or of an employee benefit plan. A director is considered to be serving an employee benefit plan at the corporation’s request if the director’s duties to the corporation also impose duties on, or otherwise involve services by, the director to the plan or to participants in or beneficiaries of the plan. “Director” includes, unless the context requires otherwise, the estate or personal representative of a director.

(3) “Expenses” includes counsel fees.

(4) “Liability” means the obligation incurred with respect to a proceeding to pay a judgment, settlement, penalty, fine, including an excise tax assessed with respect to an employee benefit plan, or reasonable expenses.

(5) “Official capacity” means, when used with respect to a director, the office of director in the corporation and, when used with respect to a person other than a director as contemplated in Section 7-109-107, the office in a corporation held by the officer or the employment, fiduciary, or agency relationship undertaken by the employee, fiduciary, or agent on behalf of the corporation. “Official capacity” does not include service for any other domestic or foreign corporation or other person or employee benefit plan.

(6) “Party” includes a person who was, is, or is threatened to be made a named defendant or respondent in a proceeding.

(7) “Proceeding” means any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative and whether formal or informal.

Section 7-109-102. Authority to indemnify directors.

(1) Except as provided in subsection (4) of this section, a corporation may indemnify a person made a party to the proceeding because the person is or was a director against liability incurred in the proceeding if:

(a) The person conducted himself or herself in good faith; and

(b) The person reasonably believed:

(I) In the case of conduct in an official capacity with the corporation, that his or her conduct was in the corporation’s best interests; and

(II) In all other cases, that his or her conduct was at least not opposed to the corporation’s best interests; and

(c) In the case of any criminal proceeding, the person had no reasonable cause to believe his or her conduct was unlawful.

(2) A director’s conduct with respect to an employee benefit plan for a purpose the director reasonably believed to be in the interests of the participants in or beneficiaries of the plan is conduct that satisfies the requirements of subparagraph (II) of paragraph (b) of subsection (1) of this section. A director’s conduct with respect to an employee benefit plan for a purpose that the director did not reasonably believe to be in the interests of the participants in or beneficiaries of the plan shall be deemed not to satisfy the requirements of subparagraph (a) of subsection (1) of this section.

(3) The termination of any proceeding by judgment, order, settlement, or conviction, or upon a plea of nolo contendere or its equivalent, is not, of itself, determinative that the director did not meet the standard of conduct described in this section.

(4) A corporation may not indemnify a director under this section:

(a) In connection with a proceeding by or in the right of the corporation in which the director was adjudged liable to the corporation; or

(b) In connection with any proceeding charging that the director derived an improper personal benefit, whether or not involving action in an official capacity, in which proceeding the director was adjudged liable on the basis that he or she derived an improper personal benefit.

(5) Indemnification permitted under this section in connection with a proceeding by or in the right of a corporation is limited to reasonable expenses incurred in connection with the proceeding.

Section 7-109-103. Mandatory Indemnification of Directors.

Unless limited by the articles of incorporation, a corporation shall indemnify a person who was wholly successful, on the merits or otherwise, in defense of any proceeding to which the person was a party because the person is or was a director, against reasonable expenses incurred by him or her in connection with the proceeding.

Section 7-109-104. Advance of Expenses to Directors.

(1) A corporation may pay for or reimburse the reasonable expenses incurred by a director who is a party to a proceeding in advance of the final disposition of the proceeding if:

(a) The director furnishes the corporation a written affirmation of the director’s good-faith belief that he or she has met the standard of conduct described in Section 7-109-102;

(b) The director furnishes the corporation a written undertaking, executed personally or on the director’s behalf, to repay the advance if it is ultimately determined that he or she did not meet such standard of conduct; and

(c) A determination is made that the facts then known to those making the determination would not preclude indemnification under this article.

(2) The undertaking required by paragraph (b) of subsection (1) of this section shall be an unlimited general obligation of the director, but need not be secured and may be accepted without reference to financial ability to make repayment.

(3) Determinations and authorizations of payments under this section shall be made in the manner specified in Section 7-109-106.

Section 7-109-105. Court-Ordered Indemnification of Directors.

(1) Unless otherwise provided in the articles of incorporation, a director who is or was a party to a proceeding may apply for indemnification to the court conducting the proceeding or to another court of competent jurisdiction. On receipt of an application, the court, after giving any notice the court considers necessary, may order indemnification in the following manner:

(a) If it determines the director is entitled to mandatory indemnification under section 7-109-103, the court shall order indemnification, in which case the court shall also order the corporation to pay the director’s reasonable expenses incurred to obtain court-ordered indemnification.

(b) If it determines that the director is fairly and reasonably entitled to indemnification in view of all the relevant circumstances, whether or not the director met the standard of conduct set forth in section 7-109-102 (1) or was adjudged liable in the circumstances described in Section 7-109-102 (4), the court may order such indemnification as the court deems proper; except that the indemnification with respect to any proceeding in which liability shall have been adjudged in the circumstances described Section 7-109-102 (4) is limited to reasonable expenses incurred in connection with the proceeding and reasonable expenses incurred to obtain court-ordered indemnification.

Section 7-109-106. Determination and Authorization of Indemnification of Directors.

(1) A corporation may not indemnify a director under Section 7-109-102 unless authorized in the specific case after a determination has been made that indemnification of the director is permissible in the circumstances because he has met the standard of conduct set forth in Section 7-109-102. A corporation shall not advance expenses to a director under Section 7-109-104 unless authorized in the specific case after the written affirmation and undertaking required by Section 7-109-104(1)(a) and (1)(b) are received and the determination required by Section 7-109-104(1)(c) has been made.

(2) The determinations required by under subsection (1) of this section shall be made:

(a) By the board of directors by a majority vote of those present at a meeting at which a quorum is present, and only those directors not parties to the proceeding shall be counted in satisfying the quorum; or

(b) If a quorum cannot be obtained, by a majority vote of a committee of the board of directors designated by the board of directors, which committee shall consist of two or more directors not parties to the proceeding; except that directors who are parties to the proceeding may participate in the designation of directors for the committee.

(3) If a quorum cannot be obtained as contemplated in paragraph (a) of subsection (2) of this section, and the committee cannot be established under paragraph (b) of subsection (2) of this section, or even if a quorum is obtained or a committee designated, if a majority of the directors constituting such quorum or such committee so directs, the determination required to be made by subsection (1) of this section shall be made:

(a) By independent legal counsel selected by a vote of the board of directors or the committee in the manner specified in paragraph (a) or (b) of subsection (2) of this section or, if a quorum of the full board cannot be obtained and a committee cannot be established, by independent legal counsel selected by a majority vote of the full board of directors; or

(b) By the shareholders.

(4) Authorization of indemnification and advance of expenses shall be made in the same manner as the determination that indemnification or advance of expenses is permissible; except that, if the determination that indemnification or advance of expenses is permissible is made by independent legal counsel, authorization of indemnification and advance of expenses shall be made by the body that selected such counsel.

Section 7-109-107. Indemnification of Officers, Employees, Fiduciaries, and Agents.

(1) Unless otherwise provided in the articles of incorporation:

(a) An officer is entitled to mandatory indemnification under section 7-109-103, and is entitled to apply for court-ordered indemnification under section 7-109-105, in each case to the same extent as a director;

(b) A corporation may indemnify and advance expenses to an officer, employee, fiduciary, or agent of the corporation to the same extent as a director; and

(c) A corporation may indemnify and advance expenses to an officer, employee, fiduciary, or agent who is not a director to a greater extent, if not inconsistent with public policy, and if provided for by its bylaws, general or specific action of its board of directors or shareholders, or contract.

Section 7-109-108. Insurance.

A corporation may purchase and maintain insurance on behalf of a person who is or was a director, officer, employee, fiduciary, or agent of the corporation, or who, while a director, officer, employee, fiduciary, or agent of the corporation, is or was serving at the request of the corporation as a director, officer, partner, trustee, employee, fiduciary, or agent of another domestic or foreign entity or of an employee benefit plan, against liability asserted against or incurred by the person in that capacity or arising from the person’s status as a director, officer, employee, fiduciary, or agent, whether or not the corporation would have power to indemnify the person against the same liability under section 7-109-102, 7-109-103, or 7-109-107. Any such insurance may be procured from any insurance company designated by the board of directors, whether such insurance company is formed under the law of this state or any other jurisdiction of the United States or elsewhere, including any insurance company in which the corporation has an equity or any other interest through stock ownership or otherwise.

Section 7-109-109. Limitation of Indemnification of Directors.

(1) A provision treating a corporation’s indemnification of, or advance of expenses to, directors that is contained in its articles of incorporation or bylaws, in a resolution of its shareholders or board of directors, or in a contract, except for an insurance policy or otherwise, is valid only to the extent the provision is not inconsistent with Sections 7-109-101 to 7-109-108. If the articles of incorporation limit indemnification or advance of expenses, indemnification or advance of expenses are valid only to the extent not inconsistent with the articles of incorporation.

(2) Sections 7-109-101 to 7-109-108 do not limit a corporation’s power to pay or reimburse expenses incurred by a director in connection with an appearance as a witness in a proceeding at a time when he or she has not been made a named defendant or respondent in the proceeding.

Section 7-109-110. Notice to Shareholders of Indemnification of Director.

If a corporation indemnifies or advances expenses to a director under this article in connection with a proceeding by or in the right of the corporation, the corporation shall give written notice of the indemnification or advance to the shareholders with or before the notice of the next shareholders’ meeting. If the next shareholder action is taken without a meeting at the instigation of the board of directors, such notice shall be given to the shareholders at or before the time the first shareholder signs a writing consenting to such action.

Bylaws of GWL&A

Article IV. Indemnification

SECTION 1. In this Article, the following terms shall have the following meanings:

(a)

“expenses” means reasonable expenses incurred in a proceeding, including expenses of investigation and preparation, expenses in connection with an appearance as a witness, and fees and disbursement of counsel, accountants or other experts;

(b)	“liability” means an obligation incurred with respect to a proceeding to pay a judgment, settlement, penalty or fine;

(c)	“party” includes a person who was, is, or is threatened to be made a named defendant or respondent in a proceeding;

(d)	“proceeding” means any threatened, pending or completed action, suit, or proceeding whether civil, criminal, administrative or investigative, and whether formal or informal.

SECTION 2. Subject to applicable law, if any person who is or was a director, officer or employee of the corporation is made a party to a proceeding because the person is or was a director, officer or employee of the corporation, the corporation shall indemnify the person, or the estate or personal representative of the person, from and against all liability and expenses incurred by the person in the proceeding (and advance to the person expenses incurred in the proceeding) if, with respect to the matter(s) giving rise to the proceeding:

(a)	the person conducted himself or herself in good faith; and

(b)	the person reasonably believed that his or her conduct was in the corporation’s best interests; and

(c)	in the case of any criminal proceeding, the person had no reasonable cause to believe that his or her conduct was unlawful; and

(d)	if the person is or was an employee of the corporation, the person acted in the ordinary course of the person’s employment with the corporation.

SECTION 3. Subject to applicable law, if any person who is or was serving as a director, officer, trustee or employee of another company or entity at the request of the corporation is made a party to a proceeding because the person is or was serving as a director, officer, trustee or employee of the other company or entity, the corporation shall indemnify the person, or the estate or personal representative of the person, from and against all liability and expenses incurred by the person in the proceeding (and advance to the person expenses incurred in the proceeding) if:

(a)	the person is or was appointed to serve at the request of the corporation as a director, officer, trustee or employee of the other company or entity in accordance with Indemnification Procedures approved by the Board of Directors of the corporation; and

(b)	with respect to the matter(s) giving rise to the proceeding:

(i)	the person conducted himself or herself in good faith; and

(ii)

the person reasonably believed that his or her conduct was at least not opposed to the corporation’s best interests (in the case of a trustee of one of the corporation’s staff benefits plans, this means that the person’s conduct was for a purpose the person reasonably believed to be in the interests of the plan participants); and

(iii)	in the case of any criminal proceeding, the person had no reasonable cause to believe that his or her conduct was unlawful; and

if the person is or was an employee of the other company or entity, the person acted in the ordinary course of the person’s employment with the other company or entity.

Item 29.	Principal Underwriter

(a) GWFS Equities, Inc. (“GWFS”) is the distributor of securities of the Registrant. In addition to the Registrant, GWFS serves as distributor or principal underwriter for Maxim Series Fund, Inc., an open-end management investment company, Maxim Series Account of GWL&A, FutureFunds Series Account of GWL&A, Variable Annuity-1 Series Account of GWL&A, COLI VUL-2 Series Account of GWL&A, COLI VUL-4 Series Account of GWL&A, Trillium Variable Annuity Account of GWL&A, Prestige Variable Life Account of GWL&A, Variable Annuity-1 Series Account of First Great-West Life & Annuity Insurance Company (“First GWL&A”), Variable Annuity-2 Series Account of First GWL&A, COLI VUL-2 Series Account of First GWL&A and COLI VUL-4 Series Account of First GWL&A.

(b) Directors and Officers of GWFS:

Name	Principal Business Address	Position and Office with Underwriter
C.P. Nelson	8515 East Orchard Road Greenwood Village, CO 80111	Chairman, President and Chief Executive Officer
R.K. Shaw	8515 East Orchard Road Greenwood Village, CO 80111	Director and Executive Vice President
G.E. Seller	18111 Von Karman Ave., Suite 560 Irvine, CA 92715	Director and Senior Vice President
W.S. Harmon	8515 East Orchard Road Greenwood Village, CO 80111	Director and Senior Vice President
S.A. Bendrick	8515 East Orchard Road Greenwood Village, CO 80111	Director and Vice President
C.H. Cumming	8515 East Orchard Road Greenwood Village, CO 80111	Senior Vice President

M.R. Edwards	8515 East Orchard Road Greenwood Village, CO 80111	Senior Vice President
R.J. Laeyendecker	8515 East Orchard Road Greenwood Village, CO 80111	Senior Vice President
J.G. Gibbs	8515 East Orchard Road Greenwood Village, CO 80111	Vice President and Trading Operations
M.C. Maiers	8515 East Orchard Road Greenwood Village, CO 80111	Vice President and Treasurer
C. Bergeon	8515 East Orchard Road Greenwood Village, CO 80111	Vice President
S.A. Ghazaleh	8515 East Orchard Road Greenwood Village, CO 80111	Vice President
S.M. Gile	8515 East Orchard Road Greenwood Village, CO 80111	Vice President
B. Neese	8515 East Orchard Road Greenwood Village, CO 80111	Vice President
B.A. Byrne	8515 East Orchard Road Greenwood Village, CO 80111	Secretary and Chief Compliance Officer
T.L. Luiz	8515 East Orchard Road Greenwood Village, CO 80111	Compliance Officer

(c) Commissions and other compensation received by Principal Underwriter during Registrant’s last fiscal year:

Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemption	Brokerage Commissions	Compensation

GWFS	-0-	-0-	-0-	-0-

Item 30.	Location of Accounts and Records

All accounts, books, or other documents required to be maintained by Section 31(a) of the 1940 Act and the rules promulgated thereunder are maintained by the Registrant through GWL&A, 8515 E. Orchard Road, Greenwood Village, Colorado 80111.

Item 31.	Management Services

Not Applicable.

Item 32.	Undertakings and Representations

(a)

Registrant undertakes to file a post-effective amendment to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

(b)

Registrant undertakes to include either (1) as part of any application to purchase a contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

(c)	Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this form promptly upon written or oral request.

(d)

GWL&A represents the fees and charges deducted under the Contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by GWL&A.

SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Post-Effective Amendment and has caused this Post-Effective Amendment to be signed on its behalf, in the City of Greenwood Village, and State of Colorado, on this 27th day of April, 2012.

VARIABLE ANNUITY-2 SERIES ACCOUNT
(Registrant)

BY:	/s/ M.T.G. Graye
M.T.G. Graye, President and Chief Executive Officer of
Great-West Life & Annuity Insurance Company

BY:	GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
(Depositor)

BY:	/s/ M.T.G. Graye
M.T.G. Graye
President and Chief Executive Officer

As required by the Securities Act of 1933, this Post-Effective Amendment has been signed below by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

Chairman of the Board
R.L. McFeetors

/s/ M.T.G. Graye	Director, President, Chief Executive Officer and Chief Financial Officer	April 27, 2012
M.T.G. Graye

/s/ J. Van Harmelen J. Van Harmelen	Senior Vice President and Controller	April 27, 2012

/s/ J. Balog J. Balog*	Director	April 27, 2012

/s/ J.L. Bernbach J.L. Bernbach*	Director	April 27, 2012

/s/ A. Desmarais A. Desmarais*	Director	April 27, 2012

/s/ P. Desmarais, Jr. P. Desmarais, Jr.*	Director	April 27, 2012

/s/ A. Louvel A. Louvel*	Director	April 27, 2012

/s/ J.E.A. Nickerson J.E.A. Nickerson*	Director	April 27, 2012

/s/ R.J. Orr R.J. Orr*	Director	April 27, 2012

/s/ M. Plessis- Bélair M. Plessis-Bélair*	Director	April 27, 2012

/s/ H.P. Rousseau H.P. Rousseau*	Director	April 27, 2012

/s/ R. Royer R. Royer*	Director	April 27, 2012

/s/ P.K. Ryan P.K. Ryan*	Director	April 27, 2012

/s/ T.T. Ryan T.T. Ryan*	Director	April 27, 2012

/s/ B.E. Walsh B.E. Walsh*	Director	April 27, 2012

*By:	/s/ R.G. Schultz
R.G. Schultz
*Attorney-in-Fact pursuant to Powers of Attorney